PROSPECTUS ■ APRIL 30, 2010

VARIABLE INVESTMENT SERIES

THE AGGRESSIVE EQUITY PORTFOLIO

Class X

Morgan Stanley Variable Investment Series is a mutual fund comprised of 13 separate portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the Aggressive Equity Portfolio (the "Portfolio") are being offered.

Shares of the Portfolio are sold exclusively to certain life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of variable life insurance or variable annuity contracts.

This Prospectus must be accompanied by a current prospectus for the variable life insurance and/or variable annuity contract issued by your insurance company.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Contents

Portfolio Summary	INVESTMENT OBJECTIVE	1

	FEES AND EXPENSES OF THE PORTFOLIO	1

	PORTFOLIO TURNOVER	1

	PRINCIPAL INVESTMENT STRATEGIES	1

	PRINCIPAL RISKS	1

	PAST PERFORMANCE	2

	INVESTMENT ADVISER	2

	PURCHASE AND SALE OF PORTFOLIO SHARES	2

	TAX INFORMATION	3

	PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	3

Portfolio Details	ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENT OBJECTIVE, STRATEGIES AND RISKS	4

	PORTFOLIO MANAGEMENT	9

Shareholder Information	PURCHASES AND SALES OF PORTFOLIO SHARES	10

	FREQUENT PURCHASES AND REDEMPTIONS	10

	PRICING PORTFOLIO SHARES	11

	DISTRIBUTIONS	12

	TAX CONSEQUENCES	12

	PORTFOLIO HOLDINGS INFORMATION	12

	ADDITIONAL INFORMATION	12

Financial Highlights		13

This Prospectus contains important information about the Aggressive Equity Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

Portfolio Summary

Investment Objective

The Portfolio seeks long-term capital growth.

Fees and Expenses of the Portfolio

The table below briefly describes the fees and expenses that you may pay if you buy and hold Class X shares of the Portfolio. Total annual Portfolio operating expenses in the table and the Example below do not reflect the impact of any charges by your insurance company. If they did, expenses would be higher.

Annual Portfolio Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Advisory fee	0.67%
Distribution and service (12b-1) fees	None
Other expenses	0.35%
Total annual Portfolio operating expenses	1.02%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

Expenses Over Time
1 Year	3 Years	5 Years	10 Years
$104	$325	$563	$1,248

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Total annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 23% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio normally invests at least 80% of its assets in common stocks and other equity securities of companies that the "Investment Adviser," Morgan Stanley Investment Advisors Inc., believes offer the potential for superior earnings growth. The Portfolio's other equity securities may include preferred stock, depositary receipts and securities convertible into common stock, rights and warrants. The Portfolio may also use derivative instruments as discussed below. These derivative instruments will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

In accordance with the Portfolio's investment strategy, the capitalization range of securities in which the Portfolio may invest is consistent with the capitalization range of the Russell 3000® Growth Index, which as of December 31, 2009 was between $13 million and $332.7 billion. The Investment Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Investment Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile.

Up to 25% of the Portfolio's net assets may be invested in foreign securities, which may include securities issued by companies located in emerging market or developing countries.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as options, futures, swaps and other related instruments and techniques.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

• Common Stock and Other Equity Securities. In general, stock and other equity security values fluctuate, and sometimes widely fluctuate, in response to activities specific to the company as well as general market, economic and political conditions. Investments in convertible securities subject the Fund to the risks associated with both fixed-income securities, including credit risk and interest rate risk, and common stocks.

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• Small and Medium Capitalization Companies. Investments in small and medium capitalization companies entail greater risks than those associated with larger, more established companies. Often the stock of these companies may be more volatile and less liquid than the stock of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market.

• Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries.

• Derivatives. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

Past Performance

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class X shares from year to year and by showing how the average annual returns of the Portfolio's Class X shares for the one, five and 10 year periods compare with those of a broad measure of market performance over time. This performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower. The Portfolio's past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 869-NEWS.

Annual Total Returns—Calendar Years

Best Quarter (ended June 30, 2009): 22.22%
Worst Quarter (ended December 31, 2008): –31.29%

Average Annual Total Returns For Periods Ended December 31, 2009

	Past 1 Year	Past 5 Years	Past 10 Years
The Aggressive Equity Portfolio	69.46%	6.61%	0.63%
Russell 3000® Growth Index (reflects no deduction for fees, expenses, or taxes)[1]	37.01%	1.58%	–3.79%

(1)  The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. It is not possible to invest directly in an index.

Investment Adviser

Investment Adviser. Morgan Stanley Investment Advisors Inc.

Portfolio Managers. The Portfolio is managed by members of the Growth team. Information about the current members of the Growth team jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Investment Adviser	Date Began Managing Portfolio
Dennis P. Lynch	Managing Director	June 2004

David S. Cohen	Managing Director	June 2004

Sam G. Chainani	Managing Director	June 2004

Alexander T. Norton	Executive Director	July 2005

Jason C. Yeung	Executive Director	September 2007

Armistead B. Nash	Executive Director	September 2008

Purchase and Sale of Portfolio Shares

This Prospectus offers Class X shares of the Aggressive Equity Portfolio. The Portfolio also offers Class Y shares of the Portfolio through a separate prospectus. Class Y shares are subject to different expenses. For eligibility information, contact your insurance company.

Portfolio shares will be sold at the net asset value ("NAV") next determined after we receive your redemption request.

The Portfolio offers its shares only to insurance companies separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

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For more information, please refer to the "Shareholder Information—Purchases and Sales of Portfolio Shares" section of this Prospectus.

Tax Information

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Portfolio and federal income taxation of owners of variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Portfolio through an insurance company or other financial intermediary, which may be affiliated or unaffiliated with the Investment Adviser, the Investment Adviser and/or the Portfolio's distributor may pay (out of their own funds and not as an expense of the Portfolio) the intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the insurance company or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

www.morganstanley.com/im

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Portfolio Details

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

  INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital growth.

  PRINCIPAL INVESTMENT STRATEGIES

CAPITAL GROWTH

An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.

The Portfolio normally invests at least 80% of its assets in common stocks and other equity securities of companies that the Investment Adviser believes offer the potential for superior earnings growth. The Portfolio's other equity securities may include preferred stock, depositary receipts, convertible securities, rights and warrants. The Portfolio may also use derivative instruments as discussed below. These derivative instruments will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

In accordance with the Portfolio's investment strategy, the capitalization range of securities in which the Portfolio may invest is consistent with the capitalization range of the Russell 3000® Growth Index, which as of December 31, 2009 was between $13 million and $332.7 billion. The Investment Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Investment Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Investment Adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

Up to 25% of the Portfolio's net assets may be invested in foreign securities, which may include securities issued by companies located in emerging market or developing countries.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company. Convertible securities are securities that generally pay dividends or interest and may be converted into common stock.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as options, futures, swaps and other related instruments and techniques.

Other Investments. The Portfolio may invest in fixed-income and convertible securities and real estate investment trusts (commonly known as "REITs"). The Portfolio may invest up to 5% of its assets in fixed-income and convertible securities rated below investment grade (commonly known as "junk bonds"). For additional information, see the "Additional Investment Strategy Information" section.

In pursuing the Portfolio's investment objective, the Investment Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis and which trading strategies it uses. For example, the Investment Adviser in its discretion may determine to use some permitted trading strategies while not using others.

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  ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.

Fixed-Income Securities. The Portfolio may invest up to 20% of its assets in (a) fixed-income securities of U.S. companies, (b) fixed-income securities of foreign companies and governments and international organizations and (c) U.S. government securities, issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. However, no more than 5% of the Portfolio's assets may be invested in fixed-income and/or convertible securities rated lower than investment grade or, if unrated, of comparable quality as determined by the Investment Adviser (commonly known as "junk bonds").

REITs. REITs pool investors' funds for investments primarily in real estate properties or real estate-related loans. They may also include, among other businesses, real estate developers, brokers and operating companies whose products and services are significantly related to the real estate industry such as building suppliers and mortgage lenders.

Defensive Investing. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with its principal investment strategies when the Investment Adviser believes it advisable to do so.

Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objective.

* * *

The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

  PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Common Stocks and Other Equity Securities. A principal risk of investing in the Portfolio is associated with its common stock and its other equity investments. In general, stock and other equity security prices can fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

The Portfolio's investments in convertible securities may subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A portion of the Portfolio's investments in convertible securities may have speculative characteristics.

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Small and Medium Capitalization Companies. The Portfolio's investments in small and medium capitalization companies carry more risk than investments in larger companies. While some of the Portfolio's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter market. The low market liquidity of these securities may have an adverse impact on the Portfolio's ability to sell certain securities at favorable prices and may also make it difficult for the Portfolio to obtain market quotations based on actual trades for purposes of valuing the Portfolio's securities. Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Portfolio's net asset value than is customarily associated with larger, more established companies. Often small and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

Foreign and Emerging Market Securities. The Portfolio's investment in foreign securities involves risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted and redemption proceeds are paid in U.S. dollars, the Portfolio may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

The foreign securities in which the Portfolio may invest may be issued by issuers located in emerging market or developing countries. Compared to the United States and other developed countries, emerging market or developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Derivatives. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions,

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magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Investment Adviser seeks to use derivatives to further the Portfolio's investment objective, there is no assurance that the use of derivatives will achieve this result.

The derivative instruments and techniques that the Portfolio may principally use include:

Futures. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Portfolio's initial investment in such contracts.

Options. If a Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium paid by the Portfolio. If a Portfolio sells an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium received by the Portfolio. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected.

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Other Risks. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with its investments in fixed-income securities and REITs. For more information about these risks, see the "Additional Risk Information" section.

  ADDITIONAL RISK INFORMATION

This section provides additional information relating to the risks of investing in the Portfolio.

Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.) A portion of the Portfolio's fixed-income investments may have speculative characteristics.

REITs. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of a REIT's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Furthermore, investments in REITs may involve duplication of management fees and certain other expenses, as the Portfolio indirectly bears its proportionate share of any expenses paid by REITs in which it invests. U.S. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). U.S. REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code.

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  PORTFOLIO MANAGEMENT

MORGAN STANLEY INVESTMENT ADVISORS INC.

The Investment Adviser, together with its affiliated asset management companies, had approximately $395.3 billion in assets under management or supervision as of December 31, 2009.

The Fund has retained the Investment Adviser — Morgan Stanley Investment Advisors Inc. — to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 522 Fifth Avenue, New York, New York 10036.

The Portfolio is managed by members of the Growth team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Dennis P. Lynch, David S. Cohen, Sam G. Chainani, Alexander T. Norton, Jason C. Yeung and Armistead B. Nash.

Mr. Lynch has been associated with the Investment Adviser in an investment management capacity since 1998. Mr. Cohen has been associated with the Investment Adviser in an investment management capacity since 1993. Mr. Chainani has been associated with the Investment Adviser in an investment management capacity since 1996. Mr. Norton has been associated with the Investment Adviser in an investment management capacity since 2000. Mr. Yeung has been associated with the Investment Adviser in an investment management capacity since 2002. Mr. Nash has been associated with the Investment Adviser in an investment management capacity since 2002.

Mr. Lynch is the lead portfolio manager of the Portfolio. Messrs. Cohen, Chainani, Norton, Yeung and Nash are co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio.

The Fund's Statement of Additional Information ("SAI") provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the team may change from time to time.

The Portfolio pays the Investment Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2009, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.67% of the Portfolio's average daily net assets.

A discussion regarding the Board of Trustees' approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2009.

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Shareholder Information

  PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange ("NYSE") is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

If the Investment Adviser determines that it is in the best interest of the Portfolio not to pay redemption proceeds in cash, and subject to applicable agreements with life insurance companies and other qualified investors, the Portfolio may pay a portion or all of a redemption by distributing securities held by the Portfolio. Such in-kind securities may be illiquid and difficult or impossible to sell at a time and at a price that a shareholder would like. In addition, shareholders receiving distributions in-kind may incur brokerage costs when subsequently selling shares of those securities.

  FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners are referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of Portfolio shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to

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engage in short-term trading to take advantage of these pricing differences (referred to as "price-arbitrage"). Investments in certain fixed-income securities, such as junk bonds, may be adversely affected by price arbitrage trading strategies.

The Portfolio's policies with respect to valuing portfolio securities are described below in "Pricing Portfolio Shares."

The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies to monitor frequent short-term trading by contract owners. However, the Portfolio or the distributor has entered into agreements with insurance companies whereby the insurance companies are required to provide certain contract owner identification and transaction information upon the Portfolio's request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.

  PRICING PORTFOLIO SHARES

The price of Portfolio shares, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day that the NYSE is open (or, on days when the NYSE closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the NYSE is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a

VIS — The Aggressive Equity Portfolio
11

significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to purchase or sell their shares.

To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended, the Portfolio's net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

  DISTRIBUTIONS

The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income and capital gains distributions, if any, are declared and paid at least once per year.

  TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

  PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's SAI.

  ADDITIONAL INFORMATION

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated broker-dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale, distribution, marketing or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's SAI.

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12

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class X shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The ratio of expenses to average net assets listed in the tables below are based on the average net assets of the Portfolio for each of the periods listed in the tables. To the extent that the Portfolio's average net assets decrease over the Portfolio's next fiscal year, such expenses can be expected to increase because certain fixed costs will be spread over a smaller amount of assets.

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the SAI from the Fund's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

For the Year Ended December 31,	2009		2008		2007	2006	2005
Selected Per Share Data:
Net asset value beginning of period	$9.07		$17.77		$14.85	$13.77	$11.18
Net investment income (loss)(a)	0.00		(0.04)		0.06	(0.04)	(0.03)
Net realized and unrealized gain (loss)	6.30		(8.63)		2.86	1.12	2.62
Total from investment operations	6.30		(8.67)		2.92	1.08	2.59
Dividends to shareholders	—		(0.03)		—	—	—
Net asset value end of period	$15.37		$9.07		$17.77	$14.85	$13.77
Total Return(b)	69.46%		(48.86)%		19.66%	7.84%	23.17%
Ratios to Average Net Assets:(c)
Expenses	1.01	%(d)	0.90	%(d)	0.87%	0.85%	0.86%
Net investment income (loss)	(0.02	)%(d)	(0.29	)%(d)	0.34%	(0.27)%	(0.29)%
Rebate from Morgan Stanley affiliate	0.01%		0.00	%(e)	—	—	—
Supplemental Data:
Net assets end of period (000's)	$14,898		$10,289		$26,035	$30,720	$37,130
Portfolio turnover rate	23%		33%		56%	59%	85%

(a)  The per share amounts were computed using an average number of shares outstanding during the period.

(b)  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these additional charges, the total returns would be lower.

(c)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

(d)  The ratio reflects the rebate of certain Portfolio expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate".

(e)  Amount is less than 0.005%.

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Morgan Stanley Variable Investment Series

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's Annual and Semiannual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Portfolio. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Fund's Annual Report, Semiannual Report or Statement of Additional Information, to request information about the Portfolio or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/im.

  YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Smith Barney Financial Advisor or by visiting our internet site.

  INFORMATION ABOUT THE FUND (including the Statement of Additional Information) can be viewed and copied at the SEC Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund and the Portfolio are available on the EDGAR Database on the SEC's Internet site at: www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS ■ APRIL 30, 2010

VARIABLE INVESTMENT SERIES

THE CAPITAL OPPORTUNITIES PORTFOLIO

Class X

Morgan Stanley Variable Investment Series is a mutual fund comprised of 13 separate portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the Capital Opportunities Portfolio (the "Portfolio") are being offered.

Shares of the Portfolio are sold exclusively to certain life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of the variable life insurance or variable annuity contracts.

This Prospectus must be accompanied by a current prospectus for the variable life insurance and/or variable annuity contract issued by your insurance company.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Contents

Portfolio Summary	INVESTMENT OBJECTIVES	1

	FEES AND EXPENSES OF THE PORTFOLIO	1

	PORTFOLIO TURNOVER	1

	PRINCIPAL INVESTMENT STRATEGIES	1

	PRINCIPAL RISKS	1

	PAST PERFORMANCE	2

	INVESTMENT ADVISER	2

	PURCHASE AND SALE OF PORTFOLIO SHARES	2

	TAX INFORMATION	3

	PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	3

Portfolio Details	ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENT OBJECTIVES, STRATEGIES AND RISKS	4

	PORTFOLIO MANAGEMENT	10

Shareholder Information	PURCHASES AND SALES OF PORTFOLIO SHARES	11

	FREQUENT PURCHASES AND REDEMPTIONS	11

	PRICING PORTFOLIO SHARES	12

	DISTRIBUTIONS	13

	TAX CONSEQUENCES	13

	PORTFOLIO HOLDINGS INFORMATION	13

	ADDITIONAL INFORMATION	13

Financial Highlights		14

This Prospectus contains important information about the Capital Opportunities Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

Portfolio Summary

Investment Objectives

The Portfolio seeks as a primary objective growth of capital through investments in common stocks of companies believed by the Investment Adviser to have potential for superior growth. As a secondary objective the Portfolio seeks income but only when consistent with its primary objective.

Fees and Expenses of the Portfolio

The table below briefly describes the fees and expenses that you may pay if you buy and hold Class X shares of the Portfolio. Total annual Portfolio operating expenses in the table and the Example below do not reflect the impact of any charges by your insurance company. If they did, expenses would be higher.

Annual Portfolio Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Advisory fee	0.42%
Distribution and service (12b-1) fees	None
Other expenses	0.13%
Total annual Portfolio operating expenses	0.55%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

Expenses Over Time
1 Year	3 Years	5 Years	10 Years
$56	$176	$307	$689

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Total annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 23% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio will normally invest primarily in equity securities and securities convertible into equity securities. The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., utilizes a flexible investment program in seeking to achieve the Portfolio's investment objective. The Investment Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return, typically favoring companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Portfolio may also use derivative instruments as discussed below. These derivative instruments will be counted toward the Portfolio's policy of investing primarily in equity securities and securities convertible into equity securities discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Up to 25% of the Portfolio's net assets may be invested in foreign equity securities (including depositary receipts), which may include securities issued by companies located in emerging markets or developing countries.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as futures, swaps and other related instruments and techniques. The Portfolio may utilize forward foreign currency exchange contracts, which are also derivatives, in connection with its investments in foreign securities.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objectives and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

• Common Stock and Other Equity Securities. In general, stock and other equity security values fluctuate, and sometimes widely fluctuate, in response to activities specific to the company as well as general market, economic and political conditions. Investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities, including credit risk and interest rate risk, and common stocks.

• Small and Medium Capitalization Companies. Investments in small and medium capitalization companies entail greater risks than those associated with larger, more established companies. Often the stock of these companies may be more volatile and

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1

less liquid than the stock of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market.

• Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. Hedging the Portfolio's currency risks through forward foreign currency exchange contracts involves the risk of mismatching the Portfolio's objectives under a forward foreign currency exchange contract with the value of securities denominated in a particular currency. There is additional risk that such transactions reduce or preclude the opportunity for gain and that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated.

• Derivatives. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

Past Performance

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class X shares from year to year and by showing how the average annual returns of the Portfolio's Class X shares for the one, five and 10 year periods compare with those of a broad measure of market performance over time. This performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower. The Portfolio's past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 869-NEWS.

Annual Total Returns—Calendar Years

Best Quarter (ended June 30, 2009): 22.87%
Worst Quarter (ended December 31, 2008): –30.24%

Average Annual Total Returns For Periods Ended December 31, 2009

	Past 1 Year	Past 5 Years	Past 10 Years
The Capital Opportunities Portfolio	71.32%	5.72%	–0.94%
Russell 3000® Growth Index (reflects no deduction for fees, expenses, or taxes)[1]	37.01%	1.58%	–3.79%

(1)  The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. It is not possible to invest directly in an index.

Investment Adviser

Investment Adviser. Morgan Stanley Investment Advisors Inc.

Portfolio Managers. The Portfolio is managed by members of the Growth team. Information about the current members of the Growth team jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Investment Adviser	Date Began Managing Portfolio
Dennis P. Lynch	Managing Director	March 2006

David S. Cohen	Managing Director	March 2006

Sam G. Chainani	Managing Director	March 2006

Alexander T. Norton	Executive Director	March 2006

Jason C. Yeung	Executive Director	September 2007

Armistead B. Nash	Executive Director	September 2008

Purchase and Sale of Portfolio Shares

This Prospectus offers Class X shares of the Capital Opportunities Portfolio. The Portfolio also offers Class Y shares of the Portfolio through a separate prospectus. Class Y shares are subject to different expenses. For eligibility information, contact your insurance company.

Portfolio shares will be sold at the net asset value ("NAV") next determined after we receive your redemption request.

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2

The Portfolio offers its shares only to insurance companies separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

For more information, please refer to the "Shareholder Information—Purchases and Sales of Portfolio Shares" section of this Prospectus.

Tax Information

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Portfolio and federal income taxation of owners of variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Portfolio through an insurance company or other financial intermediary, which may be affiliated or unaffiliated with the Investment Adviser, the Investment Adviser and/or the Portfolio's distributor may pay (out of their own funds and not as an expense of the Portfolio) the intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the insurance company or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

www.morganstanley.com/im

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3

Portfolio Details

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

  INVESTMENT OBJECTIVES

The Portfolio seeks as a primary objective growth of capital through investments in common stocks of companies believed by the Investment Adviser to have potential for superior growth. As a secondary objective the Portfolio seeks income but only when consistent with its primary objective.

  PRINCIPAL INVESTMENT STRATEGIES

CAPITAL GROWTH

An investment objective having the goal of selecting securities with the potential to rise in price.

The Portfolio will normally invest primarily in equity securities and securities convertible into equity securities. The Investment Adviser utilizes a flexible investment program in seeking to achieve the Portfolio's investment objective. The Investment Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Investment Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Portfolio's investments may include securities of small and medium capitalization companies. The Portfolio may also use derivative instruments as discussed below. These derivative instruments will be counted toward the Portfolio's policy of investing primarily in equity securities and securities convertible into equity securities discussed above to the extent they have economic characteristics similar to the securities included within that policy. The Investment Adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

Up to 25% of the Portfolio's net assets may be invested in foreign equity securities (including depositary receipts), which may include securities issued by companies located in emerging markets or developing countries.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as futures, swaps, and other related instruments and techniques. The Portfolio may also use forward foreign currency exchange contracts, which are also derivatives, in connection with its investments in foreign securities.

Other Investments. The Portfolio may also invest in real estate investment trusts (commonly known as "REITs"). For additional information, see the "Additional Investment Strategy Information" section.

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4

The Portfolio may invest up to 20% of its assets in corporate debt securities (including zero coupon securities) rated Aa or better by Moody's Investors Service, Inc. ("Moody's") or AA or better by Standard & Poor's Rating Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), U.S. government securities, issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and preferred stocks.

In pursuing the Portfolio's investment objectives, the Investment Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis and which trading strategies it uses. For example, the Investment Adviser in its discretion may determine to use some permitted trading strategies while not using others.

  ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.

Fixed-Income Securities. Fixed-income securities are debt securities such as bonds, notes or commercial paper. The issuer of the debt security borrows money from the investor who buys the security. Most debt securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back. The Portfolio's fixed-income investments may include zero coupon securities which are purchased at a discount and generally accrue interest, but make no payments until maturity.

REITs. REITs pool investors' funds for investments primarily in real estate properties or real estate-related loans. They may also include, among other businesses, real estate developers, brokers and operating companies whose products and services are significantly related to the real estate industry such as building suppliers and mortgage lenders.

Defensive Investing. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with its principal investment strategies when the Investment Adviser believes it advisable to do so.

Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objectives.

* * *

The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

  PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

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5

Common Stock and Other Equity Securities. A principal risk of investing in the Portfolio is associated with the Portfolio's investments in common stock and other equity securities. In general, stock and other equity security values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

The Portfolio's investments in convertible securities may subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

The Portfolio may invest up to 5% of its net assets in convertible securities that are rated below investment grade. Securities rated below investment grade are commonly known as "junk bonds" and have speculative credit risk characteristics.

Small and Medium Capitalization Companies. The Portfolio's investments in small and medium capitalization companies carry more risk than investments in larger companies. While some of the Portfolio's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter ("OTC") market. The low market liquidity of these securities may have an adverse impact on the Portfolio's ability to sell certain securities at favorable prices and may also make it difficult for the Portfolio to obtain market quotations based on actual trades for purposes of valuing the Portfolio's securities. Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Portfolio's net asset value than is customarily associated with larger, more established companies. Often small and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

Foreign and Emerging Market Securities. The Portfolio's investment in foreign securities involves risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted and redemption proceeds are paid in U.S. dollars, the Portfolio may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

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6

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

The foreign securities in which the Portfolio may invest may be issued by issuers located in emerging market or developing countries. Compared to the United States and other developed countries, emerging market or developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

In connection with its investments in foreign securities, the Portfolio also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Hedging the Portfolio's currency risks involves the risk of mismatching the Portfolio's objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts.

Derivatives. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative

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7

and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Investment Adviser seeks to use derivatives to further the Portfolio's investment objective, there is no assurance that the use of derivatives will achieve this result.

The derivative instruments and techniques that the Portfolio may principally use include:

Futures. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Portfolio's initial investment in such contracts.

Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected.

Other Risks. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with its

VIS — The Capital Opportunities Portfolio
8

investments in fixed-income securities and REITs. For more information about these risks, see the "Additional Risk Information" section.

  ADDITIONAL RISK INFORMATION

This section provides additional information relating to the risks of investing in the Portfolio.

Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities (which are purchased at a discount and generally accrue interest, but make no payment until maturity), are typically subject to greater price fluctuations than comparable securities that pay interest).

REITs. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of a REIT's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Furthermore, investments in REITs may involve duplication of management fees and certain other expenses, as the Portfolio indirectly bears its proportionate share of any expenses paid by REITs in which it invests. U.S. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). U.S. REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code.

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  PORTFOLIO MANAGEMENT

MORGAN STANLEY INVESTMENT
ADVISORS INC.

The Investment Adviser, together with its affiliated asset management companies, had approximately $395.3 billion in assets under management or supervision as of December 31, 2009.

The Fund has retained the Investment Adviser—Morgan Stanley Investment Advisors Inc.—to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 522 Fifth Avenue, New York, New York 10036.

The Portfolio is managed by members of the Growth team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Dennis P. Lynch, David S. Cohen, Sam G. Chainani, Alexander T. Norton, Jason C. Yeung and Armistead B. Nash.

Mr. Lynch has been associated with the Investment Adviser in an investment management capacity since 1998. Mr. Cohen has been associated with the Investment Adviser in an investment management capacity since 1993. Mr. Chainani has been associated with the Investment Adviser in an investment management capacity since 1996. Mr. Norton has been associated with the Investment Adviser in an investment management capacity since 2000. Mr. Yeung has been associated with the Investment Adviser in an investment management capacity since 2002. Mr. Nash has been associated with the Investment Adviser in an investment management capacity since 2002.

Mr. Lynch is the lead portfolio manager of the Portfolio. Messrs. Cohen, Chainani, Norton, Yeung and Nash are co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio.

The Fund's Statement of Additional Information ("SAI") provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the team may change from time to time.

The Portfolio pays the Investment Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2009, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.42% of the Portfolio's average daily net assets.

A discussion regarding the Board of Trustees' approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2009.

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Shareholder Information

  PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange ("NYSE") is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

If the Investment Adviser determines that it is in the best interest of the Portfolio not to pay redemption proceeds in cash, and subject to applicable agreements with life insurance companies and other qualified investors, the Portfolio may pay a portion or all of a redemption by distributing securities held by the Portfolio. Such in-kind securities may be illiquid and difficult or impossible to sell at a time and at a price that a shareholder would like. In addition, shareholders receiving distributions in-kind may incur brokerage costs when subsequently selling shares of those securities.

  FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners are referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of Portfolio shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the

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securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price-arbitrage"). Investments in certain fixed-income securities, such as junk bonds, may be adversely affected by price arbitrage trading strategies.

The Portfolio's policies with respect to valuing portfolio securities are described below in "Pricing Portfolio Shares."

The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies to monitor frequent short-term trading by contract owners. However, the Portfolio or the distributor has entered into agreements with insurance companies whereby the insurance companies are required to provide certain contract owner identification and transaction information upon the Portfolio's request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.

  PRICING PORTFOLIO SHARES

The price of Portfolio shares, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day that the NYSE is open (or, on days when the NYSE closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the NYSE is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific

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development which is likely to have changed the value of the security. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to purchase or sell their shares.

To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended, the Portfolio's net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

  DISTRIBUTIONS

The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income and capital gains distributions, if any, are declared and paid at least once per year.

  TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

  PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's SAI.

  ADDITIONAL INFORMATION

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated broker-dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale, distribution, marketing or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's SAI.

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Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class X shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The ratio of expenses to average net assets listed in the tables below are based on the average net assets of the Portfolio for each of the periods listed in the tables. To the extent that the Portfolio's average net assets decrease over the Portfolio's next fiscal year, such expenses can be expected to increase because certain fixed costs will be spread over a smaller amount of assets.

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the SAI from the Fund's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

For the Year Ended December 31,	2009		2008		2007	2006	2005
Selected Per Share Data:
Net asset value beginning of period	$18.41		$35.23		$29.63	$28.46	$24.07
Net investment income(a)	0.11		0.03		0.21	0.02	—
Net realized and unrealized gain (loss)	12.99		(16.78)		5.57	1.15	4.39
Total from investment operations	13.10		(16.75)		5.78	1.17	4.39
Dividends to shareholders	(0.09)		(0.07)		(0.18)	—	—
Net asset value end of period	$31.42		$18.41		$35.23	$29.63	$28.46
Total Return(b)	71.32%		(47.62)%		19.54%	4.18%	18.16%
Ratios to Average Net Assets:(c)
Expenses	0.55	%(d)	0.55	%(d)	0.54%	0.54%	0.53%
Net investment income	0.44	%(d)	0.08	%(d)	0.66%	0.06%	0.02%
Rebate from Morgan Stanley affiliate	0.00	%(e)	0.01%		—	—	—
Supplemental Data:
Net assets end of period (000's)	$202,279		$140,041		$331,243	$370,757	$485,662
Portfolio turnover rate	23%		33%		55%	111%	72%

(a)  The per share amounts were computed using an average number of shares outstanding during the period.

(b)  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these additional charges, the total returns would be lower.

(c)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

(d)  The ratio reflects the rebate of certain Portfolio expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate".

(e)  Amount is less than 0.005%.

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Morgan Stanley Variable Investment Series

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's Annual and Semiannual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Portfolio. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Fund's Annual Report, Semiannual Report or Statement of Additional Information, to request information about the Portfolio or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/im.

  YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Smith Barney Financial Advisor or by visiting our Internet site.

  INFORMATION ABOUT THE FUND (including the Statement of Additional Information) can be viewed and copied at the SEC Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund and the Portfolio are available on the EDGAR Database on the SEC's Internet site at: www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS ■ APRIL 30, 2010

VARIABLE INVESTMENT SERIES

THE DIVIDEND GROWTH PORTFOLIO

Class X

Morgan Stanley Variable Investment Series is a mutual fund comprised of 13 separate portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the Dividend Growth Portfolio (the "Portfolio") are being offered.

Shares of the Portfolio are sold exclusively to certain life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of variable life insurance or variable annuity contracts.

This Prospectus must be accompanied by a current prospectus for the variable life insurance and/or variable annuity contract issued by your insurance company.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Contents

Portfolio Summary	INVESTMENT OBJECTIVE	1

	FEES AND EXPENSES OF THE PORTFOLIO	1

	PORTFOLIO TURNOVER	1

	PRINCIPAL INVESTMENT STRATEGIES	1

	PRINCIPAL RISKS	1

	PAST PERFORMANCE	2

	INVESTMENT ADVISER	2

	PURCHASE AND SALE OF PORTFOLIO SHARES	2

	TAX INFORMATION	2

	PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	3

Portfolio Details	ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENT OBJECTIVES, STRATEGIES AND RISKS	4

	PORTFOLIO MANAGEMENT	9

Shareholder Information	PURCHASES AND SALES OF PORTFOLIO SHARES	10

	FREQUENT PURCHASES AND REDEMPTIONS	10

	PRICING PORTFOLIO SHARES	11

	DISTRIBUTIONS	12

	TAX CONSEQUENCES	12

	PORTFOLIO HOLDINGS INFORMATION	12

	ADDITIONAL INFORMATION	12

Financial Highlights		13

This Prospectus contains important information about the Dividend Growth Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

Portfolio Summary

Investment Objective

The Portfolio seeks to provide reasonable current income and long-term growth of income and capital.

Fees and Expenses of the Portfolio

The table below briefly describes the fees and expenses that you may pay if you buy and hold Class X shares of the Portfolio. Total annual Portfolio operating expenses in the table and the Example below do not reflect the impact of any charges by your insurance company. If they did, expenses would be higher.

Annual Portfolio Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Advisory fee	0.54%
Distribution and service (12b-1) fees	None
Other expenses	0.13%
Total annual Portfolio operating expenses	0.67%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

Expenses Over Time
1 Year	3 Years	5 Years	10 Years
$68	$214	$373	$835

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Total annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 44% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio will normally invest at least 80% of its assets in common stocks of companies which pay dividends and have the potential for increasing dividends. The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., initially employs a quantitative screening process in an attempt to identify a number of common stocks which are undervalued and pay dividends. The Investment Adviser also considers other factors, such as an issuer's return on invested capital and levels of free cash flow. The Investment Adviser then applies qualitative analysis to determine which stocks it believes have attractive future growth prospects and the potential to increase dividends and, finally, to determine whether any of the stocks should be added to or sold from the Portfolio's portfolio.

The Portfolio's stock investments may include foreign securities held directly (or in the form of depositary receipts that are listed in the United States on a national securities exchange). The Portfolio may also invest in convertible securities.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as options, futures, swaps and other related instruments and techniques. These derivative instruments will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the stocks included within the 80% policy.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

• Common Stock and Other Equity Securities. In general, stock and other equity security values fluctuate, and sometimes widely fluctuate, in response to activities specific to the company as well as general market, economic and political conditions. Investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities, including credit risk and interest rate risk, and common stocks.

• Foreign Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets.

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1

• Derivatives. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

Past Performance

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class X shares from year to year and by showing how the average annual returns of the Portfolio's Class X shares for the one, five and 10 year periods compare with those of a broad measure of market performance over time. This performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower. The Portfolio's past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 869-NEWS.

Annual Total Returns—Calendar Years

Best Quarter (ended June 30, 2003): 17.28%
Worst Quarter (ended September 30, 2002): –21.08%

Average Annual Total Returns For Periods Ended December 31, 2009

	Past 1 Year	Past 5 Years	Past 10 Years
The Dividend Growth Portfolio	24.30%	–0.66%	0.94%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)[1]	26.46%	0.42%	–0.95%

(1)  The Standard & Poor's 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. It is not possible to invest directly in an index.

Investment Adviser

Investment Adviser. Morgan Stanley Investment Advisors Inc.

Portfolio Managers. The Portfolio is managed by members of the U.S. Active Equity team. Information about the current members of the U.S. Active Equity team jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Investment Adviser	Date Began Managing Portfolio
Gregory R. Lai	Managing Director	May 2008

Steven W. Pelensky	Managing Director	May 2008

Michael A. Petrino	Executive Director	May 2008

Jordan Floriani	Vice President	May 2008

Purchase and Sale of Portfolio Shares

This Prospectus offers Class X shares of the Dividend Growth Portfolio. The Portfolio also offers Class Y shares of the Portfolio through a separate prospectus. Class Y shares are subject to different expenses. For eligibility information, contact your insurance company.

Portfolio shares will be sold at the net asset value ("NAV") next determined after we receive your redemption request.

The Portfolio offers its shares only to insurance companies separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

For more information, please refer to the "Shareholder Information—Purchases and Sales of Portfolio Shares" section of this Prospectus.

Tax Information

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Portfolio and federal income taxation of owners of variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

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Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Portfolio through an insurance company or other financial intermediary, which may be affiliated or unaffiliated with the Investment Adviser, the Investment Adviser and/or the Portfolio's distributor may pay (out of their own funds and not as an expense of the Portfolio) the intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the insurance company or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

www.morganstanley.com/im

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Portfolio Details

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

  INVESTMENT OBJECTIVES

The Portfolio seeks to provide reasonable current income and long-term growth of income and capital.

  PRINCIPAL INVESTMENT STRATEGIES

GROWTH & INCOME

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

The Portfolio will normally invest at least 80% of its assets in common stocks of companies which pay dividends and have the potential for increasing dividends. The Investment Adviser initially employs a quantitative screening process in an attempt to identify a number of common stocks which are undervalued and pay dividends. The Investment Adviser also considers other factors, such as an issuer's return on invested capital and levels of free cash flow. The Investment Adviser then applies qualitative analysis to determine which stocks it believes have attractive future growth prospects and the potential to increase dividends and, finally, to determine whether any of the stocks should be added to or sold from the Portfolio's portfolio. The Portfolio may also use derivative instruments as discussed below. These derivative instruments will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the stocks included within the 80% policy.

The Portfolio's stock investments may include foreign securities held directly (or in the form of depositary receipts that are listed in the United States on a national securities exchange).

Equity securities in which the Portfolio may invest include common stock and convertible securities. Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as options, futures, swaps and other related instruments and techniques.

Other Investments. The Portfolio may invest up to 20% of its assets in convertible securities, U.S. government securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and investment grade fixed-income securities (including zero coupon securities). The Portfolio may also invest in real estate investment trusts ("REITs"). For more information, see the "Additional Investment Strategy Information" section.

In pursuing the Portfolio's investment objectives, the Investment Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis and which trading strategies it uses. For example, the Investment Adviser in its discretion may determine to use some permitted trading strategies while not using others.

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  ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.

Fixed-Income Securities. Fixed-income securities are debt securities such as bonds, notes or commercial paper. The issuer of the debt security borrows money from the investor who buys the security. Most debt securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back. The Portfolio's fixed-income investments may include zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payments until maturity.

U.S. Government Securities. The U.S. government securities that the Portfolio may purchase include U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government. In addition, the Portfolio may purchase securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. The Portfolio may also purchase securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Further, the Portfolio may purchase securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality.

REITs. REITs pool investors' funds for investments primarily in real estate properties or real estate-related loans. They may also include, among other businesses, real estate developers, brokers and operating companies whose products and services are significantly related to the real estate industry such as building suppliers and mortgage lenders.

Defensive Investing. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with its principal investment strategies when the Investment Adviser believes it advisable to do so.

Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objectives.

* * *

The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

  PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

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Common Stocks and Other Equity Securities. A principal risk of investing in the Portfolio is associated with its common stock and other equity security investments. In general, stock and other equity security values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

The Portfolio's investments in convertible securities may subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A portion of the Portfolio's investments in convertible securities may have speculative characteristics.

Foreign Securities. The Portfolio's investment in foreign securities involves risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted and redemption proceeds are paid in U.S. dollars, the Portfolio may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Derivatives. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the

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securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Investment Adviser seeks to use derivatives to further the Portfolio's investment objective, there is no assurance that the use of derivatives will achieve this result.

The derivative instruments and techniques that the Portfolio may principally use include:

Futures. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Portfolio's initial investment in such contracts.

Options. If a Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium paid by the Portfolio. If a Portfolio sells an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium received by the Portfolio. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The

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Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected.

Other Risks. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with its investments in fixed-income securities, U.S. government securities and REITs. For more information about these risks, see the "Additional Risk Information" section.

  ADDITIONAL RISK INFORMATION

This section provides additional information relating to the risks of investing in the Portfolio.

Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payments until maturity, are typically subject to greater price fluctuations than comparable securities that pay interest.) The Portfolio is not limited as to the maturities of the fixed-income securities in which it may invest.

U.S. Government Securities. Because certain of the U.S. government securities in which the Portfolio may invest are not backed by the full faith and credit of the United States, there is a risk that the U.S. Government will not provide financial support to these agencies if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

REITs. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of a REIT's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Furthermore, investments in REITs may involve duplication of management fees and certain other expenses, as the Portfolio indirectly bears its proportionate share of any

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expenses paid by REITs in which it invests. U.S. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). U.S. REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code.

  PORTFOLIO MANAGEMENT

MORGAN STANLEY INVESTMENT
ADVISORS INC.

The Investment Adviser, together with its affiliated asset management companies, had approximately $395.3 billion in assets under management or supervision as of December 31, 2009.

The Fund has retained the Investment Adviser — Morgan Stanley Investment Advisors Inc. — to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 522 Fifth Avenue, New York, New York 10036.

The Portfolio is managed by members of the U.S. Active Equity team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Gregory R. Lai, Steven W. Pelensky, Michael A. Petrino and Jordan Floriani.

Mr. Lai has been associated with the Investment Adviser in an investment management capacity since May 2007. Prior to May 2007, Mr. Lai was a Senior Portfolio Manager at Affinity Investment Advisors. Mr. Pelensky has been associated with the Investment Adviser in an investment management capacity since May 2007. Prior to May 2007, Mr. Pelensky was a Senior Portfolio Manager at Alliance Bernstein. Mr. Petrino has been associated with the Investment Adviser in an investment management capacity since May 2007. Prior to May 2007, Mr. Petrino was a Portfolio Manager at Affinity Investment Advisors. Ms. Floriani has been associated with the Investment Adviser in an investment management capacity since May 2007. Prior to May 2007, Ms. Floriani was a Portfolio Manager at Affinity Investment Advisors.

Mr. Lai is the lead portfolio manager of the Portfolio. All team members are responsible for the day-to-day management of the Portfolio and Mr. Lai is responsible for the execution of the overall strategy of the Portfolio.

The Fund's Statement of Additional Information ("SAI") provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the team may change from time to time.

The Portfolio pays the Investment Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2009, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.54% of the Portfolio's average daily net assets.

A discussion regarding the Board of Trustees' approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2009.

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Shareholder Information

  PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange ("NYSE") is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

If the Investment Adviser determines that it is in the best interest of the Portfolio not to pay redemption proceeds in cash, and subject to applicable agreements with life insurance companies and other qualified investors, the Portfolio may pay a portion or all of a redemption by distributing securities held by the Portfolio. Such in-kind securities may be illiquid and difficult or impossible to sell at a time and at a price that a shareholder would like. In addition, shareholders receiving distributions in-kind may incur brokerage costs when subsequently selling shares of those securities.

  FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners are referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of Portfolio shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to

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engage in short-term trading to take advantage of these pricing differences (referred to as "price-arbitrage"). Investments in certain fixed-income securities may be adversely affected by price arbitrage trading strategies.

The Portfolio's policies with respect to valuing portfolio securities are described below in "Pricing Portfolio Shares."

The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies to monitor frequent short-term trading by contract owners. However, the Portfolio or the distributor has entered into agreements with insurance companies whereby the insurance companies are required to provide certain contract owner identification and transaction information upon the Portfolio's request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.

  PRICING PORTFOLIO SHARES

The price of Portfolio shares, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day that the NYSE is open (or, on days when the NYSE closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the NYSE is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific

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development which is likely to have changed the value of the security. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to purchase or sell their shares.

To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended, the Portfolio's net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

  DISTRIBUTIONS

The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to the Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income and capital gains distributions, if any, are declared and paid at least once per year.

  TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

  PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's SAI.

  ADDITIONAL INFORMATION

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated broker-dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale, distribution, marketing or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's SAI.

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Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class X shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The ratio of expenses to average net assets listed in the tables below are based on the average net assets of the Portfolio for each of the periods listed in the tables. To the extent that the Portfolio's average net assets decrease over the Portfolio's next fiscal year, such expenses can be expected to increase because certain fixed costs will be spread over a smaller amount of assets.

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the SAI from the Fund's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

For the Year Ended December 31,	2009		2008		2007	2006	2005
Selected Per Share Data:
Net asset value beginning of period	$10.78		$17.01		$16.53	$15.09	$14.48
Net investment income(a)	0.20		0.25		0.22	0.21	0.19
Net realized and unrealized gain (loss)	2.37		(6.41)		0.48	1.45	0.61
Total from investment operations	2.57		(6.16)		0.70	1.66	0.80
Dividends to shareholders	(0.22)		(0.07)		(0.22)	(0.22)	(0.19)
Net asset value end of period	$13.13		$10.78		$17.01	$16.53	$15.09
Total Return(b)	24.30%		(36.35)%		4.22%	11.09%	5.61%
Ratios to Average Net Assets:(c)
Expenses	0.67	%(d)	0.63	%(d)	0.58%	0.59%	0.57%
Net investment income	1.80	%(d)	1.72	%(d)	1.27%	1.37%	1.30%
Rebate from Morgan Stanley afilliate	0.00	%(e)	0.00	%(e)	—	—	—
Supplemental Data:
Net assets end of period (000's)	$192,279		$184,579		$368,737	$471,931	$582,259
Portfolio turnover rate	44%		61%		48%	114%	38%

(a)  The per share amounts were computed using an average number of shares outstanding during the period.

(b)  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these additional charges, the total returns would be lower.

(c)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

(d)  The ratio reflects the rebate of certain Portfolio expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate".

(e)  Amount is less than 0.005%.

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Morgan Stanley Variable Investment Series

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's Annual and Semiannual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Portfolio. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Fund's Annual Report, Semiannual Report or Statement of Additional Information, to request information about the Portfolio or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/im.

  YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Smith Barney Financial Advisor or by visiting our Internet site.

  INFORMATION ABOUT THE FUND (including the Statement of Additional Information) can be viewed and copied at the SEC Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund and the Portfolio are available on the EDGAR Database on the SEC's Internet site at: www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS ■ APRIL 30, 2010

VARIABLE INVESTMENT SERIES

THE EUROPEAN EQUITY PORTFOLIO

Class X

Morgan Stanley Variable Investment Series is a mutual fund comprised of 13 separate portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the European Equity Portfolio (the "Portfolio") are being offered.

Shares of the Portfolio are sold exclusively to certain life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of variable life insurance or variable annuity contracts.

This Prospectus must be accompanied by a current prospectus for the variable life insurance and/or variable annuity contract issued by your insurance company.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Contents

Portfolio Summary	INVESTMENT OBJECTIVE	1

	FEES AND EXPENSES OF THE PORTFOLIO	1

	PORTFOLIO TURNOVER	1

	PRINCIPAL INVESTMENT STRATEGIES	1

	PRINCIPAL RISKS	2

	PAST PERFORMANCE	2

	INVESTMENT ADVISER AND SUB-ADVISER	2

	PURCHASE AND SALE OF PORTFOLIO SHARES	3

	TAX INFORMATION	3

	PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	3

Portfolio Details	ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENT OBJECTIVE, STRATEGIES AND RISKS	4

	PORTFOLIO MANAGEMENT	10

Shareholder Information	PURCHASES AND SALES OF PORTFOLIO SHARES	12

	FREQUENT PURCHASES AND REDEMPTIONS	12

	PRICING PORTFOLIO SHARES	13

	DISTRIBUTIONS	14

	TAX CONSEQUENCES	14

	PORTFOLIO HOLDINGS INFORMATION	14

	ADDITIONAL INFORMATION	14

Financial Highlights		15

This Prospectus contains important information about the European Equity Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

Portfolio Summary

Investment Objective

The Portfolio seeks to maximize the capital appreciation of its investments.

Fees and Expenses of the Portfolio

The table below briefly describes the fees and expenses that you may pay if you buy and hold Class X shares of the Portfolio. Total annual Portfolio operating expenses in the table and the Example below do not reflect the impact of any charges by your insurance company. If they did, expenses would be higher.

Annual Portfolio Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Advisory fee	0.87%
Distribution and service (12b-1) fees	None
Other expenses	0.25%
Total annual Portfolio operating expenses*	1.12%
Fee waiver and/or expense reimbursement*	0.12%
Total annual Portfolio operating expenses after fee waiver and/or expense reimbursement*	1.00%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

Expenses Over Time
1 Year	3 Years	5 Years	10 Years
$102	$318	$552	$1,225

*  The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., is currently waiving or reimbursing all or a portion of the Portfolio's advisory fees and/or other expenses (excluding brokerage fees). The fee waivers and/or expense reimbursements are expected to continue (such that the Total annual Portfolio operating expenses after fee waiver and/or expense reimbursement do not exceed those amounts listed above) until such time that the Fund's Board of Trustees acts to discontinue such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Total annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 26% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio will normally invest at least 80% of its assets in equity securities of companies located in European countries. European countries are defined as countries included in the Morgan Stanley Capital International Europe Index. A company is considered to be located in Europe if (i) it is organized under the laws of a European country and has a principal office in a European country; (ii) it derives at least 50% of its total revenues from businesses in Europe; or (iii) its equity securities are traded principally on a stock exchange in Europe. The Portfolio may also invest in emerging market or developing countries. The Portfolio may also use derivative instruments as discussed below. These derivative instruments will be counted toward the Portfolio's 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

The Portfolio invests principally in common stocks and other equity securities (which may include depositary receipts or convertible securities). The Investment Adviser and/or "Sub-Adviser," Morgan Stanley Investment Management Limited, utilize bottom up fundamental research to identify companies that they believe have long-term growth potential and/or relatively attractive valuations.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as options, futures, swaps, contracts for difference ("CFDs") and other related instruments and techniques. The Portfolio may utilize forward foreign currency exchange contracts, which are also derivatives, in connection with its investments in foreign securities.

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Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

• Common Stock and Other Equity Securities. In general, stock and other equity security values fluctuate, and sometimes widely fluctuate, in response to activities specific to the company as well as general market, economic and political conditions. Investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities, including credit risk and interest rate risk, and common stocks. A portion of the Portfolio's convertible investments may be rated below investment grade.

• European Investments. Adverse political, social or economic developments in Europe, or in a particular European country, could cause a substantial decline in the value of the Portfolio.

• Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. Hedging the Portfolio's currency risks through forward foreign currency exchange contracts involves the risk of mismatching the Portfolio's objectives under a forward foreign currency exchange contract with the value of securities denominated in a particular currency. There is additional risk that such transactions reduce or preclude the opportunity for gain and that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated.

• Derivatives. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

Past Performance

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class X shares from year to year and by showing how the average annual returns of the Portfolio's Class X shares for the one, five and 10 year periods compare with those of a broad measure of market performance over time. This performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower. The Portfolio's past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 869-NEWS.

Annual Total Returns—Calendar Years

Best Quarter (ended June 30, 2009): 21.52%
Worst Quarter (ended September 30, 2002): –22.62%

Average Annual Total Returns For Periods Ended December 31, 2009

	Past 1 Year	Past 5 Years	Past 10 Years
The European Equity Portfolio	27.73%	3.67%	0.69%
MSCI Europe Index (reflects no deduction for fees, expenses, or taxes)[1]	35.83%	3.93%	1.98%

(1)  The Morgan Stanley Capital International (MSCI) Europe Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. It is not possible to invest directly in an index.

Investment Adviser and Sub-Adviser

Investment Adviser. Morgan Stanley Investment Advisors Inc.

Sub-Adviser. Morgan Stanley Investment Management Limited.

Portfolio Managers. The Portfolio is managed by members of the European Equity team. Information about the current members of the European Equity team jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Sub-Adviser	Date Began Managing Portfolio
Matthew Leeman	Managing Director	December 2006

Riccardo Bindi	Executive Director	December 2006

Jonathan Day	Executive Director	December 2006

Jaymeen Patel	Vice President	April 2010*

*  Joined the European Equity team in December 2006 as a research analyst.

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Purchase and Sale of Portfolio Shares

This Prospectus offers Class X shares of the European Equity Portfolio. The Portfolio also offers Class Y shares of the Portfolio through a separate prospectus. Class Y shares are subject to different expenses. For eligibility information, contact your insurance company.

Portfolio shares will be sold at the net asset value ("NAV") next determined after we receive your redemption request.

The Portfolio offers its shares only to insurance companies separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

For more information, please refer to the "Shareholder Information—Purchases and Sales of Portfolio Shares" section of this Prospectus.

Tax Information

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Portfolio and federal income taxation of owners of variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Portfolio through an insurance company or other financial intermediary, which may be affiliated or unaffiliated with the Investment Adviser, the Investment Adviser and/or the Portfolio's distributor may pay (out of their own funds and not as an expense of the Portfolio) the intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the insurance company or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

www.morganstanley.com/im

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Portfolio Details

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

  INVESTMENT OBJECTIVE

The Portfolio seeks to maximize the capital appreciation of its investments.

  PRINCIPAL INVESTMENT STRATEGIES

CAPITAL APPRECIATION

An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out dividend income.

The Portfolio will normally invest at least 80% of its assets in equity securities of companies located in European countries. European countries are defined as countries included in the Morgan Stanley Capital International Europe Index. A company is considered to be located in Europe if (i) it is organized under the laws of a European country and has a principal office in a European country; (ii) it derives at least 50% of its total revenues from businesses in Europe; or (iii) its equity securities are traded principally on a stock exchange in Europe. The Portfolio may also invest in emerging market or developing countries. The Portfolio may also use derivative instruments as discussed below. These derivative instruments will be counted toward the Portfolio's 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

The Portfolio invests principally in common stocks and other equity securities (which may include depositary receipts or convertible securities).

The Investment Adviser and/or Sub-Adviser utilize bottom up fundamental research to identify companies that they believe have long-term growth potential and/or relatively attractive valuations.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents the common stock or other equity securities of a foreign company.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as options, futures, swaps, CFDs and other related instruments and techniques. The Portfolio may also use forward foreign currency exchange contracts, which are also derivatives, in connection with its investments in foreign securities.

The remaining 20% of the Portfolio's assets may be invested in fixed-income securities (including zero coupon securities) issued or guaranteed by European governments and in equity, government and convertible securities of issuers not located in Europe. The Portfolio may also invest in real estate investment trusts (commonly known as "REITs") and foreign real estate companies. For more information, see the "Additional Investment Strategy Information" section.

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In pursuing the Portfolio's investment objective, the Investment Adviser and/or Sub-Adviser have considerable leeway in deciding which investments they buy, hold or sell on a day-to-day basis and which trading strategies they use. For example, the Investment Adviser and/or Sub-Adviser in their discretion may determine to use some permitted trading strategies while not using others.

  ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.

Fixed-Income Securities. The Portfolio may invest up to 20% of its assets in fixed-income securities (including zero coupon securities) issued or guaranteed by European governments and non-European governmental or private issuers.

REITs and Foreign Real Estate Companies. The Portfolio may invest in REITs and foreign real estate companies, which are similar to entities organized and operated as REITs in the United States. REITs and foreign real estate companies pool investors' funds for investments primarily in real estate properties or real estate-related loans. They may also include, among other businesses, real estate developers, brokers and operating companies whose products and services are significantly related to the real estate industry such as building suppliers and mortgage lenders.

Defensive Investing. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with its principal investment strategies when the Investment Adviser and/or Sub-Adviser believes it advisable to do so.

Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objective.

* * *

The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

  PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

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Common Stock and Other Equity Securities. A principal risk of investing in the Portfolio is associated with the Portfolio's investments in common stock and other equity investments. In general, stock and other equity security prices can fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock and other equity security prices can fluctuate widely in response to these factors.

The Portfolio's investments in convertible securities may subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A portion of the Portfolio's investments in convertible securities may have speculative characteristics.

European Investments. A principal risk factor associated with investment in the Portfolio relates to the Portfolio's investments in Europe. In particular, adverse political, social or economic developments in Europe, or in a particular European country, could cause a substantial decline in the value of the Portfolio.

Foreign Securities. The Portfolio's investment in foreign securities involves risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted and redemption proceeds are paid in U.S. dollars, the Portfolio may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the

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International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting on a sovereign debt that a government does not pay or bankruptcy proceeding by which all or part of the sovereign debt that a government entity has not repaid may be collected.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

In connection with its investments in foreign securities, the Portfolio also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Hedging the Portfolio's currency risks involves the risk of mismatching the Portfolio's objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts.

Emerging Market Countries. The Portfolio may invest in securities of issuers located in emerging market or developing countries. These are countries that major financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market or developing countries can include every nation in the world except the United States, Canada, Japan, Hong Kong, Singapore, Australia, New Zealand and most nations located in Western Europe. Compared to the United States and other developed countries, emerging market or developing countries may have relatively unstable governments, economics based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

Derivatives. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions,

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magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Investment Adviser and/or Sub-Adviser seek to use derivatives to further the Portfolio's investment objective, there is no assurance that the use of derivatives will achieve this result.

The derivative instruments and techniques that the Portfolio may principally use include:

Futures. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Portfolio's initial investment in such contracts.

Options. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium paid by the Portfolio. If the Portfolio sells an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium received by the Portfolio. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net

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amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected.

CFDs. A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument's value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. In addition to the general risks of derivatives, CFDs may be subject to liquidity risk and counterparty risk.

Other Risks. The performance of the Portfolio also will depend on whether or not the Investment Adviser and/or Sub-Adviser are successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with its investments in fixed-income securities, REITs and foreign real estate companies. For more information about these risks, see the "Additional Risk Information" section.

  ADDITIONAL RISK INFORMATION

This section provides additional information relating to the risks of investing in the Portfolio.

Fixed-Income Securities. All fixed-income securities, such as debt securities issued by foreign governments, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

REITs and Foreign Real Estate Companies. REITs and foreign real estate companies generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs and/or foreign real estate companies. REITs and foreign real estate companies are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and

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other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs and foreign real estate companies depend upon specialized management skills, may not be diversified (which may increase the volatility of a REIT's and/or foreign real estate company's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with these laws, rules and regulations could negatively impact the performance of those entities. Furthermore, investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses, as the Portfolio indirectly bears its proportionate share of any expenses paid by REITs and foreign real estate companies in which it invests. U.S. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). U.S. REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code.

  PORTFOLIO MANAGEMENT

MORGAN STANLEY INVESTMENT ADVISORS INC.

The Investment Adviser, together with its affiliated asset management companies, had approximately $395.3 billion in assets under management or supervision as of December 31, 2009.

The Fund has retained the Investment Adviser—Morgan Stanley Investment Advisors Inc.—to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 522 Fifth Avenue, New York, New York 10036.

The Investment Adviser has entered into a sub-advisory agreement with Morgan Stanley Investment Management Limited, located at 25 Cabot Square, Canary Wharf, London, England E14 4QA. The Sub-Adviser is a wholly owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Portfolio with investment advisory services subject to the overall supervision of the Investment Adviser and the Fund's Officers and Trustees. The Investment Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Investment Adviser receives from the Portfolio.

The Portfolio is managed by members of the European Equity team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Matthew Leeman, Riccardo Bindi, Jonathan Day and Jaymeen Patel.

Mr. Leeman has been associated with the Sub-Adviser in an investment management capacity since December 2006. Prior to December 2006, Mr. Leeman was Co-Head of European Equities at Société Générale Asset Management. Mr. Bindi has been associated with the Sub-Adviser in an investment management capacity since December 2006. Prior to December 2006, Mr. Bindi was a portfolio manager at Société Générale Asset Management. Mr. Day has been associated with the Sub-Adviser in an investment management capacity since December 2006. Prior to December 2006, Mr. Day was a portfolio manager at Société Générale Asset Management. Mr. Patel has been associated with the Sub-Adviser since May 1998; prior to December 2006 as a research analyst and in an investment management capacity since December 2006.

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Mr. Leeman is the lead manager of the Portfolio. All members collaborate to manage the assets for the Portfolio. Messrs. Leeman, Bindi, Day and Patel are responsible for the execution of the overall strategy of the Portfolio.

The Fund's Statement of Additional Information ("SAI") provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the team may change from time to time.

The Portfolio pays the Investment Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2009, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.87% of the Portfolio's average daily net assets.

A discussion regarding the Board of Trustees' approval of the investment advisory agreement and sub-advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2009.

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Shareholder Information

  PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange ("NYSE") is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

If the Investment Adviser determines that it is in the best interest of the Portfolio not to pay redemption proceeds in cash, and subject to applicable agreements with life insurance companies and other qualified investors, the Portfolio may pay a portion or all of a redemption by distributing securities held by the Portfolio. Such in-kind securities may be illiquid and difficult or impossible to sell at a time and at a price that a shareholder would like. In addition, shareholders receiving distributions in-kind may incur brokerage costs when subsequently selling shares of those securities.

  FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners are referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of Portfolio shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the

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securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price-arbitrage").

The Portfolio's policies with respect to valuing portfolio securities are described below in "Pricing Portfolio Shares."

The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies to monitor frequent short-term trading by contract owners. However, the Portfolio or the distributor has entered into agreements with insurance companies whereby the insurance companies are required to provide certain contract owner identification and transaction information upon the Portfolio's request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.

  PRICING PORTFOLIO SHARES

The price of Portfolio shares, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day that the NYSE is open (or, on days when the NYSE closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the NYSE is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser and/or Sub-Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific

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development which is likely to have changed the value of the security. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to purchase or sell their shares.

To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended, the Portfolio's net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

  DISTRIBUTIONS

The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to the Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income and capital gains distributions, if any, are declared and paid at least once per year.

  TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

  PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's SAI.

  ADDITIONAL INFORMATION

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated broker-dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale, distribution, marketing or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's SAI.

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Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class X shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The ratio of expenses to average net assets listed in the tables below are based on the average net assets of the Portfolio for each of the periods listed in the tables. To the extent that the Portfolio's average net assets decrease over the Portfolio's next fiscal year, such expenses can be expected to increase because certain fixed costs will be spread over a smaller amount of assets.

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the SAI from the Fund's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

Year Ended December 31,	2009		2008		2007		2006		2005
Selected Per Share Data:
Net asset value beginning of period	$13.32		$28.83		$25.34		$19.82		$18.47
Net investment income(a)	0.36		0.63		0.47		0.36		0.30
Net realized and unrealized gain (loss)	3.01		(11.31)		3.48		5.55		1.28
Total from investment operations	3.37		(10.68)		3.95		5.91		1.58
Dividends to shareholders	(0.56)		(0.61)		(0.46)		(0.39)		(0.23)
Distributions to shareholders	(0.71)		(4.22)		—		—		—
Total dividends and distributions	(1.27)		(4.83)		(0.46)		(0.39)		(0.23)
Net asset value end of period	$15.42		$13.32		$28.83		$25.34		$19.82
Total Return(b)	27.73%		(42.70)%		15.59%		30.21%		8.69%
Ratios to Average Net Assets:(c)
Expenses	1.00	%(d)(f)	1.00	%(d)(f)	1.00	%(f)	1.00	%(f)	1.02	%(f)
Net investment income	2.67	%(d)(f)	3.01	%(d)(f)	1.73	%(f)	1.59	%(f)	1.60	%(f)
Rebate from Morgan Stanley affiliate	0.00	%(e)	0.00	%(e)	—		—		—
Supplemental Data:
Net assets end of period (000's)	$61,197		$57,734		$127,071		$142,000		$144,969
Portfolio turnover rate	26%		15%		41%		62%		61%

(a)  The per share amounts were computed using an average number of shares outstanding during the period.

(b)  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these additional charges, the total returns would be lower.

(c)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

(d)  The ratio reflects the rebate of certain Portfolio expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate".

(e)  Amount is less than 0.005%.

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Financial Highlights (Continued)

(f)  If the Portfolio had borne all of its expenses that were reimbursed or waived by the Investment Adviser and Administrator, the annualized expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
June 1 through
December 31, 2005	1.06%	1.56%
December 31, 2006	1.07	1.52
December 31, 2007	1.04	1.69
December 31, 2008	1.08	2.93
December 31, 2009	1.12	2.55

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Morgan Stanley Variable Investment Series

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's Annual and Semiannual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Portfolio. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Fund's Annual Report, Semiannual Report or Statement of Additional Information, to request information about the Portfolio or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/im.

  YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Smith Barney Financial Advisor or by visiting our Internet site.

  INFORMATION ABOUT THE FUND (including the Statement of Additional Information) can be viewed and copied at the the SEC Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund and the Portfolio are available on the EDGAR Database on the SEC's Internet site at: www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS ■ APRIL 30, 2010

VARIABLE INVESTMENT SERIES

THE GLOBAL DIVIDEND GROWTH PORTFOLIO

  Class X

Morgan Stanley Variable Investment Series is a mutual fund comprised of 13 separate Portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the Global Dividend Growth Portfolio (the "Portfolio") are being offered.

Shares of the Portfolio are sold exclusively to certain life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of variable life insurance or variable annuity contracts.

This Prospectus must be accompanied by a current prospectus for the variable life insurance and/or variable annuity contract issued by your insurance company.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Contents

Portfolio Summary	INVESTMENT OBJECTIVE	1

	FEES AND EXPENSES OF THE PORTFOLIO	1

	PORTFOLIO TURNOVER	1

	PRINCIPAL INVESTMENT STRATEGIES	1

	PRINCIPAL RISKS	1

	PAST PERFORMANCE	2

	INVESTMENT ADVISER AND SUB-ADVISER	2

	PURCHASE AND SALE OF PORTFOLIO SHARES	2

	TAX INFORMATION	3

	PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	3

Portfolio Details	ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENT OBJECTIVE, STRATEGIES AND RISKS	4

	PORTFOLIO MANAGEMENT	8

Shareholder Information	PURCHASES AND SALES OF PORTFOLIO SHARES	10

	FREQUENT PURCHASES AND REDEMPTIONS	10

	PRICING PORTFOLIO SHARES	11

	DISTRIBUTIONS	12

	TAX CONSEQUENCES	12

	PORTFOLIO HOLDINGS INFORMATION	12

	ADDITIONAL INFORMATION	13

Financial Highlights		14

This Prospectus contains important information about the Global Dividend Growth Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

Portfolio Summary

Investment Objective

The Portfolio seeks to provide reasonable current income and long-term growth of income and capital.

Fees and Expenses of the Portfolio

The table below briefly describes the fees and expenses that you may pay if you buy and hold Class X shares of the Portfolio. Total annual Portfolio operating expenses in the table and the Example below do not reflect the impact of any charges by your insurance company. If they did, expenses would be higher.

Annual Portfolio Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Advisory fee	0.67%
Distribution and service (12b-1) fees	None
Other expenses	0.26%
Total annual Portfolio operating expenses	0.93%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

Expenses Over Time
1 Year	3 Years	5 Years	10 Years
$95	$296	$515	$1,143

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Total annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 79% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio will normally invest at least 80% of its assets in dividend paying equity securities issued by issuers located in various countries around the world. The Portfolio's "Sub-Adviser," Morgan Stanley Investment Management Limited, seeks investments primarily in common stocks (including depositary receipts) of companies of any size with a record of paying dividends and potential for increasing dividends. The Portfolio invests in at least three separate countries. The percentage of the Portfolio's assets invested in particular geographic sectors will shift from time to time in accordance with the judgment of the Sub-Adviser. In addition, in selecting investments, the current portfolio management team employs a bottom-up investment approach that is value driven and emphasizes security selection on an individual company basis. The current portfolio management team selects securities of issuers from a broad range of countries, which may include emerging market or developing countries. The team also seeks to identify securities of issuers that it believes are undervalued relative to their market values and other measurements of intrinsic worth, with an emphasis on company assets and cash flow. Securities which appear undervalued are then subjected to an in-depth fundamental analysis.

Up to 15% of the Portfolio's assets may be invested in emerging markets securities (held either directly or in the form of depositary receipts) of which no more than 10% may be invested in local shares. The Portfolio may utilize forward foreign currency exchange contracts, which are derivatives, in connection with its investments in foreign securities.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

• Common Stock and Other Equity Securities. In general, stock and other equity security values fluctuate, and sometimes widely fluctuate, in response to activities specific to the company as well as general market, economic and political conditions. Investments in convertible securities subject the Fund to the risks associated with both fixedincome securities, including credit risk and interest rate risk, and common stocks.

• Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with

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1

investments in foreign markets. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. Hedging the Portfolio's currency risks through forward foreign currency exchange contracts involves the risk of mismatching the Portfolio's objectives under a forward foreign currency exchange contract with the value of securities denominated in a particular currency. There is additional risk that such transactions reduce or preclude the opportunity for gain and that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated.

• Small and Medium Capitalization Companies. Investments in small and medium capitalization companies entail greater risks than those associated with larger, more established companies. Often the stock of these companies may be more volatile and less liquid than the stock of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

Past Performance

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class X shares from year to year and by showing how the average annual returns of the Portfolio's Class X shares for the one, five and 10 year periods compare with those of a broad measure of market performance over time. This performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower. The Portfolio's past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 869-NEWS.

Annual Total Returns—Calendar Years

Best Quarter (ended June 30, 2003): 19.60%
Worst Quarter (ended September 30, 2002): –20.61%

Average Annual Total Returns For Periods Ended December 31, 2009

	Past 1 Year	Past 5 Years	Past 10 Years
The Global Dividend Growth Portfolio	16.44%	–0.93%	1.48%
MSCI World Index (reflects no deduction for fees, expenses, or taxes)[1]	29.99%	2.01%	–0.24%

(1)  The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index currently consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. It is not possible to invest directly in an index.

Investment Adviser and Sub-Adviser

Investment Adviser. Morgan Stanley Investment Advisors Inc.

Sub-Adviser. Morgan Stanley Investment Management Limited.

Portfolio Managers. The Portfolio is managed by members of the Global Dividend Yield team. Information about the current members of the Global Dividend Yield team jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Sub-Adviser	Date Began Managing Portfolio
Nathalie Degans	Managing Director	November 2008

Jean Beaubois	Vice President	November 2008

Purchase and Sale of Portfolio Shares

This Prospectus offers Class X shares of the Global Dividend Growth Portfolio. The Portfolio also offers Class Y shares of the Portfolio through a separate prospectus. Class Y shares are subject to different expenses. For eligibility information, contact your insurance company.

Portfolio shares will be sold at the net asset value ("NAV") next determined after we receive your redemption request.

The Portfolio offers its shares only to insurance companies separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

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For more information, please refer to the "Shareholder Information—Purchases and Sales of Portfolio Shares" section of this Prospectus.

Tax Information

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Portfolio and federal income taxation of owners of variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Portfolio through an insurance company or other financial intermediary, which may be affiliated or unaffiliated with the Investment Adviser, the Investment Adviser and/or the Portfolio's distributor may pay (out of their own funds and not as an expense of the Portfolio) the intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the insurance company or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

www.morganstanley.com/im

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Portfolio Details

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

  INVESTMENT OBJECTIVE

The Portfolio seeks to provide reasonable current income and long-term growth of income and capital.

  PRINCIPAL INVESTMENT STRATEGIES

GROWTH & INCOME

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

The Portfolio will normally invest at least 80% of its assets in dividend paying equity securities issued by issuers located in various countries around the world. The Sub-Adviser seeks investments primarily in common stocks (including depositary receipts) of companies of any size with a record of paying dividends and potential for increasing dividends. The Portfolio invests in at least three separate countries. The percentage of the Portfolio's assets invested in particular geographic sectors will shift from time to time in accordance with the judgment of the Sub-Adviser. In addition, in selecting investments, the current portfolio management team employs a bottom-up investment approach that is value driven and emphasizes security selection on an individual company basis. The current portfolio management team selects securities of issuers from a broad range of countries, which may include emerging market or developing countries. The team also seeks to identify securities of issuers that it believes are undervalued relative to their market values and other measurements of intrinsic worth, with an emphasis on company assets and cash flow. Securities which appear undervalued are then subjected to an in-depth fundamental analysis. Portfolio securities are typically sold when the portfolio management team assesses that a holding no longer satisfies some or all of its investment criteria.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

Up to 15% of the Portfolio's assets may be invested in emerging markets securities (held either directly or in the form of depositary receipts) of which no more than 10% may be invested in local shares.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. The Portfolio may use forward foreign currency exchange contracts, which are derivatives, in connection with its investments in foreign securities.

Other Investments. The Portfolio may also invest in convertible and fixed-income securities, real estate investment trusts (commonly known as "REITs") and foreign real estate companies. For more information, see the "Additional Investment Strategy Information" section.

In pursuing the Portfolio's investment objective, the Sub-Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis and which trading strategies it uses. For example, the Sub-Adviser in its discretion may determine to use some permitted trading strategies while not using others.

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  ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.

Convertible and Fixed-Income Securities. Up to 20% of the Portfolio's assets may be invested in convertible securities, U.S. government securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, fixed-income securities issued by foreign governments and international organizations and investment grade debt securities (including zero coupon securities which are purchased at a discount and make no payment until maturity).

The Portfolio may invest up to 5% of its net assets in convertible securities rated below investment grade. Securities rated below investment grade are commonly known as "junk bonds" and have speculative credit risk characteristics.

REITs and Foreign Real Estate Companies. The Portfolio may invest in REITs and foreign real estate companies, which are similar to entities organized and operated as REITs in the United States. REITs and foreign real estate companies pool investors' funds for investments primarily in real estate properties or real estate-related loans. They may also include among other businesses, real estate developers, brokers, and operating companies whose products and services are significantly related to the real estate industry such as building suppliers and mortgage lenders.

Defensive Investing. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with its principal investment strategies when the Sub-Adviser believes it is advisable to do so.

Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objective.

* * *

The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

  PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

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5

Common Stock and Other Equity Securities. A principal risk of investing in the Portfolio is associated with its common stock and other equity investments. In general, stock and other equity security values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

Foreign and Emerging Market Securities. The Portfolio's investments in foreign securities involves risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted and redemption proceeds are paid in U.S. dollars, the Portfolio may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

The foreign securities in which the Portfolio may invest may be issued by issuers located in emerging market or developing countries. Compared to the United States and other developed countries, emerging market or developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

In connection with its investments in foreign securities, the Portfolio also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the

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6

contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Hedging the Portfolio's currency risks involves the risk of mismatching the Portfolio's objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts.

Small and Medium Capitalization Companies. Investing in securities of small and medium capitalization companies involves greater risks than is customarily associated with investing in larger, more established companies. Often, the stocks of these companies, particularly small companies, may be more volatile and less liquid than the stocks of more established companies and may be subject to more abrupt and erratic price movements. These stocks may have returns that vary, sometimes significantly, from the overall stock market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

Other Risks. The performance of the Portfolio also will depend on whether or not the Sub-Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with its investments in fixed-income securities, REITs and foreign real estate companies. For more information about these risks, see the "Additional Risk Information" section.

  ADDITIONAL RISK INFORMATION

This section provides additional information relating to the risks of investing in the Portfolio.

Convertible and Fixed-Income Securities. The Portfolio's investments in convertible securities may subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A portion of the Portfolio's investments in convertible securities may have speculative characteristics.

All fixed-income securities, such as corporate bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be

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unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

REITs and Foreign Real Estate Companies. REITs and foreign real estate companies generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs and/or foreign real estate companies. REITs and foreign real estate companies are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs and foreign real estate companies depend upon specialized management skills, may not be diversified (which may increase the volatility of a REIT's and/or foreign real estate company's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. Furthermore, investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses, as the Portfolio indirectly bears its proportionate share of any expenses paid by REITs and foreign real estate companies in which it invests. U.S. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). U.S. REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code.

  PORTFOLIO MANAGEMENT

MORGAN STANLEY INVESTMENT
ADVISORS INC.

The Investment Adviser, together with its affiliated asset management companies, had approximately $395.3 billion in assets under management or supervision as of December 31, 2009.

The Fund has retained the "Investment Adviser"—Morgan Stanley Investment Advisors Inc.—to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 522 Fifth Avenue, New York, New York 10036.

The Investment Adviser has entered into a sub-advisory agreement with Morgan Stanley Investment Management Limited, located at 25 Cabot Square, Canary Wharf, London, England E14 4QA. The Sub-Adviser is a wholly owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Portfolio with investment advisory services subject to the overall supervision of the Investment Adviser and the Fund's Officers and Trustees. The Investment Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Investment Adviser receives from the Portfolio.

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The Portfolio is managed by members of the Global Dividend Yield team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Nathalie Degans and Jean Beaubois.

Ms. Degans has been associated with the Sub-Adviser in an investment management capacity since 1993. Mr. Beaubois has been associated with the Sub-Adviser in an investment management capacity since 2003.

The Fund's Statement of Additional Information ("SAI") provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the team may change from time to time.

The Portfolio pays the Investment Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2009, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.67% of the Portfolio's average daily net assets.

A discussion regarding the Board of Trustees' approval of the investment advisory agreement and sub-advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2009.

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Shareholder Information

  PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange ("NYSE") is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

If the Investment Adviser determines that it is in the best interest of the Portfolio not to pay redemption proceeds in cash, and subject to applicable agreements with life insurance companies and other qualified investors, the Portfolio may pay a portion or all of a redemption by distributing securities held by the Portfolio. Such in-kind securities may be illiquid and difficult or impossible to sell at a time and at a price that a shareholder would like. In addition, shareholders receiving distributions in-kind may incur brokerage costs when subsequently selling shares of those securities.

  FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners are referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of Portfolio shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded

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infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price-arbitrage"). Investments in certain fixed-income securities, such as junk bonds, may be adversely affected by price arbitrage trading strategies.

The Portfolio's policies with respect to valuing portfolio securities are described below in "Pricing Portfolio Shares."

The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies to monitor frequent short-term trading by contract owners. However, the Portfolio or the distributor has entered into agreements with insurance companies whereby the insurance companies are required to provide certain contract owner identification and transaction information upon the Portfolio's request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.

  PRICING PORTFOLIO SHARES

The price of Portfolio shares, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day the NYSE is open (or, on days when the NYSE closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the NYSE is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser and/or Sub-Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees.

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In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to purchase or sell their shares.

To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended, the Portfolio's net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

  DISTRIBUTIONS

The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income and capital gains distributions, if any, are declared and paid at least once per year.

  TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

  PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's SAI.

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  ADDITIONAL INFORMATION

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated broker-dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale, distribution, marketing or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's SAI.

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Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class X shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The ratio of expenses to average net assets listed in the tables below are based on the average net assets of the Portfolio for each of the periods listed in the tables. To the extent that the Portfolio's average net assets decrease over the Portfolio's next fiscal year, such expenses can be expected to increase because certain fixed costs will be spread over a smaller amount of assets.

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the SAI from the Fund's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

For the Year Ended December 31,	2009		2008		2007	2006	2005
Selected Per Share Data:
Net asset value beginning of period	$7.74		$16.87		$17.81	$15.12	$14.46
Net investment income(a)	0.28		0.00		0.31	0.29	0.27
Net realized and unrealized gain (loss)	0.92		(5.94)		1.01	2.94	0.63
Total from investment operations	1.20		(5.94)		1.32	3.23	0.90
Dividends to shareholders	(0.41)		(0.40)		(0.36)	(0.33)	(0.24)
Distributions to shareholders	—		(2.79)		(1.90)	(0.21)	—
Total dividends and distributions	(0.41)		(3.19)		(2.26)	(0.54)	(0.24)
Net asset value end of period	$8.53		$7.74		$16.87	$17.81	$15.12
Total Return(b)	16.44%		(40.94)%		7.02%	21.94%	6.34%
Ratios to average net assets:(c)
Expenses	0.93	%(d)	0.86	%(d)	0.82%	0.83%	0.82%
Net investment income	3.64	%(d)	3.04	%(d)	1.72%	1.80%	1.88%
Rebate from Morgan Stanley affiliate	0.00	%(e)	0.00	%(e)	—	—	—
Supplemental Data:
Net assets end of period (000's)	$60,521		$62,333		$136,495	$165,864	$181,475
Portfolio turnover rate	79%		88%		38%	24%	20%

(a)  The per share amounts were computed using an average number of shares outstanding during the period.

(b)  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these additional charges, the total returns would be lower.

(c)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

(d)  The ratio reflects the rebate of certain Portfolio expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate".

(e)  Amount is less than 0.005%.

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Morgan Stanley Variable Investment Series

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's Annual and Semiannual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Portfolio. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Fund's Annual Report, Semiannual Report or Statement of Additional Information, to request information about the Portfolio or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/im.

  YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Smith Barney Financial Advisor or by visiting our Internet site.

  INFORMATION ABOUT THE FUND (including the Statement of Additional Information) can be viewed and copied at the SEC Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund and the Portfolio are available on the EDGAR Database on the SEC's Internet site at: www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS ■ APRIL 30, 2010

VARIABLE INVESTMENT SERIES

THE GLOBAL INFRASTRUCTURE PORTFOLIO

Class X

Morgan Stanley Variable Investment Series is a mutual fund comprised of 13 separate portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the Global Infrastructure Portfolio (the "Portfolio") are being offered.

Shares of the Portfolio are sold exclusively to certain life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of variable life insurance or variable annuity contracts.

This Prospectus must be accompanied by a current prospectus for the variable life insurance and/or variable annuity contract issued by your insurance company.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Contents

Portfolio Summary	INVESTMENT OBJECTIVE	1

	FEES AND EXPENSES OF THE PORTFOLIO	1

	PORTFOLIO TURNOVER	1

	PRINCIPAL INVESTMENT STRATEGIES	1

	PRINCIPAL RISKS	2

	PAST PERFORMANCE	2

	INVESTMENT ADVISER AND SUB-ADVISERS	3

	PURCHASE AND SALE OF PORTFOLIO SHARES	3

	TAX INFORMATION	3

	PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	3

Portfolio Details	ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENT OBJECTIVE, STRATEGIES AND RISKS	4

	PORTFOLIO MANAGEMENT	10

Shareholder Information	PURCHASES AND SALES OF PORTFOLIO SHARES	12

	FREQUENT PURCHASES AND REDEMPTIONS	12

	PRICING PORTFOLIO SHARES	13

	DISTRIBUTIONS	14

	TAX CONSEQUENCES	14

	PORTFOLIO HOLDINGS INFORMATION	14

	ADDITIONAL INFORMATION	15

Financial Highlights		16

This Prospectus contains important information about the Global Infrastructure Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

Portfolio Summary

Investment Objective

The Portfolio seeks both capital appreciation and current income.

Fees and Expenses of the Portfolio

The table below briefly describes the fees and expenses that you may pay if you buy and hold Class X shares of the Portfolio. Total annual Portfolio operating expenses in the table and the Example below do not reflect the impact of any charges by your insurance company. If they did, expenses would be higher.

Annual Portfolio Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Advisory fee	0.57%
Distribution and service (12b-1) fees	None
Other expenses	0.39%
Total annual Portfolio operating expenses	0.96%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

Expenses Over Time
1 Year	3 Years	5 Years	10 Years
$98	$306	$531	$1,178

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Total annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 280% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio will normally invest at least 80% of its assets in equity securities issued by companies located throughout the world that are engaged in the infrastructure business. A company will be considered to be in the infrastructure business if it derives at least 50% of its revenues or earnings from, or devotes at least 50% of its assets to, infrastructure-related activities. Infrastructure refers to the systems and networks of energy, transportation, communication and other services required for the normal function of society. The Portfolio may invest up to 100% of its net assets in foreign securities, which may include emerging market securities. Under normal market conditions, the Portfolio invests at least 40% of its assets in the securities of issuers located outside of the United States.

The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., and/or "Sub-Advisers," Morgan Stanley Investment Management Limited and Morgan Stanley Investment Management Company, will shift the Portfolio's assets between the different types of companies in the infrastructure business described above based on relative valuation, underlying company fundamentals, and demographic and macroeconomic considerations. Utility companies represent a significant component of the universe of companies engaged in the infrastructure business. These companies may include traditionally regulated public utilities or fully or partially deregulated utility companies as well as unregulated utility companies. The Portfolio has a fundamental policy (i.e., one that cannot be changed without shareholder approval) of investing 25% or more of its assets in the utilities industry.

In selecting securities to buy, hold or sell for the Portfolio, the Investment Adviser and/or Sub-Advisers actively manage the portfolio using a combination of bottom-up and top-down methodologies. The value-driven approach to bottom-up security selection utilizes proprietary research models to identify infrastructure companies that offer the best value relative to their underlying assets and growth prospects. The top-down allocation provides diversified exposure to major economic infrastructure sectors and countries, with an overweighting to those sectors/countries that offer the best relative valuation. The Investment Adviser and/or Sub-Advisers generally consider selling a portfolio holding when it determines that the holding is less attractive based on a number of factors, including changes in the holding's share price, earnings prospects relative to its peers and/or business prospects.

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1

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

• Infrastructure-Related Companies. Because the Portfolio concentrates its investments in infrastructure-related companies, the Portfolio has greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. Infrastructure-related companies are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with compliance with and changes in environmental and other regulations, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, the effects of surplus capacity, increased competition from other providers of services in a developing deregulatory environment, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

  Other factors that may affect the operations of infrastructure-related companies include innovations in technology, significant changes to the number of ultimate end-users of a company's products, increased susceptibility to terrorist acts or political actions, risks of environmental damage due, and general changes in market sentiment towards infrastructure and utilities assets.

• Utilities Industry. Changing regulation constitutes one of the key industry-specific risks for the Portfolio. State and other regulators often monitor and control utility revenues and costs. Regulatory authorities also may restrict a company's access to new markets. The deregulation of certain utilities companies may eliminate restrictions on profits and dividends, but may also subject these companies to greater risks of loss. Individual sectors of the utility market are subject to additional risks. These risks apply to all utility companies—regulated, fully or partially deregulated, and unregulated.

  Certain utilities companies may incur unexpected increases in fuel and other operating costs. They are adversely affected when long-term interest rates rise. Long-term borrowings are used to finance most utility investments, and rising interest rates lead to higher financing costs and reduced earnings. There are also considerable costs associated with environmental compliance, nuclear waste clean-up and safety regulation. Increasingly, regulators are calling upon electric utilities to bear these added costs, and there is a risk that these costs will not be fully recovered through an increase in revenues.

• Common Stock and Other Equity Securities. In general, stock and other equity security values fluctuate, and sometimes widely fluctuate, in response to activities specific to the company as well as general market, economic and political conditions. Investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities, including credit risk and interest rate risk, and common stocks. The Portfolio's emphasis on industries may cause its performance to be more sensitive to developments affecting particular industries than a fund that places primary emphasis on individual companies.

• Small and Medium Capitalization Companies. Investments in small and medium capitalization companies entail greater risks than those associated with larger, more established companies. Often the stock of these companies may be more volatile and less liquid than the stock of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market.

• Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

Past Performance

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class X shares from year to year and by showing how the average annual returns of the Portfolio's Class X shares for the one, five and 10 year periods compare with those of broad measures of market performance over time. This performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower. The Portfolio's past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 869-NEWS.

Annual Total Returns—Calendar Years

Best Quarter (ended June 30, 2009): 21.03%
Worst Quarter (ended September 30, 2008): –18.12%

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Average Annual Total Returns For Periods Ended December 31, 2009

	Past 1 Year	Past 5 Years	Past 10 Years
The Global Infrastructure Portfolio	19.26%	5.72%	0.99%
S&P Global BMI Index[1] (reflects no deduction for fees, expenses, or taxes)	37.76%	4.01%	2.23%
Dow Jones Brookfield Global Infrastructure IndexSM (reflects no deduction for fees, expenses, or taxes)[2]	34.24%	8.54%	5.10%
S&P 500® Utilities Index/ S&P Global Infrastructure Index (reflects no deduction for fees, expenses, or taxes)[3]	25.28%	6.95%	5.31%

(1)  The Standard & Poor's Global BMI Index (S&P Global BMI Index) is a broad market index designed to capture exposure to equities in all countries in the world that meet minimum size and liquidity requirements. As of the date of this Prospectus, there are approximately 11,000 index members representing 27 developed and 26 emerging market countries. It is not possible to invest directly in an index.

(2)  Dow Jones Brookfield Global Infrastructure IndexSM is a float-adjusted market capitalization weighted index that measures the stock performance of companies that exhibit strong infrastructure characteristics. The Index intends to measure all sectors of the infrastructure market. The Index was first published in July 2008; however, back-tested hypothetical performance information is available for this Index since December 31, 2002. Returns are calculated using the return data of the S&P Global BMI Index through December 31, 2002 and the return data of the Dow Jones Brookfield Global Infrastructure Index for periods thereafter. It is not possible to invest directly in an index. The Portfolio's secondary benchmark was changed in March 2010 from the S&P 500 Utilities Index/S&P Global Infrastructure Index to the Dow Jones Brookfield Global Infrastructure Index to more accurately reflect the Portfolio's investable universe.

(3)  The S&P 500® Utilities Index/S&P Global Infrastructure Index is a custom index represented by the performance of the S&P 500® Utilities Index for periods from the Portfolio's inception to and including November 5, 2008 (the date the Portfolio completed implementation of a change to its principal investment strategy), and the performance of the S&P Global Infrastructure Index for periods thereafter. It is not possible to invest directly in an index.

Investment Adviser and Sub-Advisers

Investment Adviser. Morgan Stanley Investment Advisors Inc.

Sub-Advisers. Morgan Stanley Investment Management Limited and Morgan Stanley Investment Management Company.

Portfolio Managers. The Portfolio is managed by members of the Global Infrastructure Securities team. Information about current members of the Global Infrastructure Securities team jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Investment Adviser	Date Began Managing Portfolio
Theodore R. Bigman	Managing Director	March 2010

Matthew King	Vice President	March 2010

Purchase and Sale of Portfolio Shares

This Prospectus offers Class X shares of the Global Infrastructure Portfolio. The Portfolio also offers Class Y shares of the Portfolio through a separate prospectus. Class Y shares are subject to different expenses. For eligibility information, contact your insurance company.

Portfolio shares will be sold at the net asset value ("NAV") next determined after we receive your redemption request.

The Portfolio offers its shares only to insurance companies separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

For more information, please refer to the "Shareholder Information—Purchases and Sales of Portfolio Shares" section of this Prospectus.

Tax Information

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Portfolio and federal income taxation of owners of variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Portfolio through an insurance company or other financial intermediary, which may be affiliated or unaffiliated with the Investment Adviser, the Investment Adviser and/or the Portfolio's distributor may pay (out of their own funds and not as an expense of the Portfolio) the intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the insurance company or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

www.morganstanley.com/im

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Portfolio Details

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

  INVESTMENT OBJECTIVE

The Portfolio seeks both capital appreciation and current income.

  PRINCIPAL INVESTMENT STRATEGIES

GROWTH & INCOME

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

The Portfolio will normally invest at least 80% of its assets in equity securities issued by companies located throughout the world that are engaged in the infrastructure business. A company will be considered to be in the infrastructure business if it derives at least 50% of its revenues or earnings from, or devotes at least 50% of its assets to, infrastructure-related activities. Infrastructure refers to the systems and networks of energy, transportation, communication and other services required for the normal function of society. Companies in the infrastructure business may be involved in, among other areas, the transmission and distribution of electric energy; the storage, transportation and distribution of natural resources, such as natural gas, used to produce energy; the building, operation and maintenance of highways, toll roads, tunnels, bridges and parking lots; the building, operation and maintenance of airports and ports, railroads and mass transit systems; telecommunications; water treatment and distribution; and other emerging infrastructure sectors. The Portfolio's investments may include securities of small and medium capitalization companies. The Portfolio may invest up to 100% of its net assets in foreign securities, which may include emerging market securities. Under normal market conditions, the Portfolio invests at least 40% of its assets in the securities of issuers located outside of the United States.

The Investment Advisor and/or Sub-Advisers will shift the Portfolio's assets between the different types of companies in the infrastructure business described above based on relative valuation, underlying company fundamentals, and demographic and macroeconomic considerations. Utility companies represent a significant component of the universe of companies engaged in the infrastructure business. These companies may include traditionally regulated public utilities or fully or partially deregulated utility companies as well as unregulated utility companies. The Portfolio has a fundamental policy (i.e., one that cannot be changed without shareholder approval) of investing 25% or more of its assets in the utilities industry. Utilities companies are involved in, among other areas, gas and electric energy, water distribution, telecommunications, and other new or emerging technologies.

In selecting securities to buy, hold or sell for the Portfolio, the Investment Adviser and/or Sub-Advisers actively manage the portfolio using a combination of bottom-up and top-down methodologies. The value-driven approach to bottom-up security selection utilizes proprietary research models to identify infrastructure companies that offer the best value relative to their underlying assets and growth prospects. The top-down allocation provides diversified exposure to major economic infrastructure sectors and countries, with an overweighting to those sectors/countries that offer the best relative valuation. The Investment Adviser and/or Sub-Advisers generally consider selling a portfolio holding when it determines that the holding is less attractive based on a number of factors, including changes in the holding's share price, earnings prospects relative to its peers and/or business prospects.

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Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

Other Investments. The remaining 20% of the Portfolio's assets may be invested in fixed-income securities, equity securities of companies not engaged in the infrastructure business, U.S. government securities issued, or guaranteed as to principal and interest, by the U.S. Government or its agencies or instrumentalities and asset-backed securities. The Portfolio may invest in real estate investment trusts (commonly known as "REITs") and convertible securities. The Portfolio may invest up to 5% of its assets in fixed-income securities and convertible securities rated below investment grade (commonly known as "junk bonds"). For more information, see the "Additional Investment Strategy Information" section.

In pursuing the Portfolio's investment objective, the Investment Adviser and/or Sub-Advisers have considerable leeway in deciding which investments they buy, hold or sell on a day-to-day basis and which trading strategies they use. For example, the Investment Adviser and/or Sub-Advisers in their discretion may determine to use some permitted trading strategies while not using others.

  ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.

Fixed-Income Securities. Fixed-income securities include debt securities such as bonds, notes and commercial paper. The issuer of a debt security borrows money from the investor who buys the security. Most debt securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back. The Portfolio's fixed-income investments may include zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payment until maturity. No more than 5% of the Portfolio's assets may be invested in fixed-income securities rated lower than investment grade (commonly known as "junk bonds").

U.S. Government Securities. The U.S. government securities that the Portfolio may purchase include U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government. In addition, the Portfolio may purchase securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. The Portfolio may also purchase securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Further, the Portfolio may purchase securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality.

Asset-Backed Securities. The Portfolio may invest in asset-backed securities. Asset-backed securities represent an interest in a pool of assets such as a pool of power generation assets or other utility assets or utility-related assets, that have been securitized in pass-through structures.

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These types of pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

REITs. REITs pool investors' funds for investments primarily in real estate properties or real estate-related loans. They may also include, among other businesses, real estate developers, brokers and operating companies whose products and services are significantly related to the real estate industry such as building suppliers and mortgage lenders.

Defensive Investing. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with its principal investment strategies when the Investment Adviser and/or the Sub-Advisers believe it advisable to do so.

Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objective.

* * *

The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, if any, or reduce its borrowings, in response to fluctuations in the value of such holdings. Except for the Portfolio's policy to concentrate its assets in the utilities industry, the Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

  PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Infrastructure-Related Companies. Because the Portfolio concentrates its investments in infrastructure-related companies, the Portfolio has greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. Infrastructure-related companies are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with compliance with and changes in environmental and other regulations, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, the effects of surplus capacity, increased competition from other providers of services in a developing deregulatory environment, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, government budgetary constraints, service

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interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

Other factors that may affect the operations of infrastructure-related companies include innovations in technology that could render the way in which a company delivers a product or service obsolete, significant changes to the number of ultimate end-users of a company's products, increased susceptibility to terrorist acts or political actions, risks of environmental damage due to a company's operations or an accident, and general changes in market sentiment towards infrastructure and utilities assets.

Utilities Industry. The Portfolio's investments in the utilities industry are impacted by risks particular to that industry. Changing regulation constitutes one of the key industry-specific risks for the Portfolio. State and other regulators often monitor and control utility revenues and costs, and therefore may limit utility profits and dividends paid to investors. Regulatory authorities also may restrict a company's access to new markets, thereby diminishing the company's long-term prospects. The deregulation of certain utilities companies may eliminate restrictions on profits and dividends, but may also subject these companies to greater risks of loss. Individual sectors of the utility market are subject to additional risks. These risks apply to all utility companies—regulated, fully or partially deregulated and unregulated.

Certain utilities companies may incur unexpected increases in fuel and other operating costs. They are adversely affected when long-term interest rates rise. Long-term borrowings are used to finance most utility investments, and rising interest rates lead to higher financing costs and reduced earnings. There are also considerable costs associated with environmental compliance, nuclear waste clean-up and safety regulation. Increasingly, regulators are calling upon electric utilities to bear these added costs, and there is a risk that these costs will not be fully recovered through an increase in revenues.

In the case of the water utility sector, the industry is highly fragmented, and most water supply companies find themselves in mature markets, although upgrading of fresh water and waste water systems is an expanding business.

Common Stocks and Other Equity Securities. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock and other equity security values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

The Portfolio's investments in convertible securities may subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. No more than 5% of the Portfolio's assets may be invested in convertible securities rated lower than investment grade (commonly known as "junk bonds").

Small and Medium Capitalization Companies. Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in

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larger, more established companies. Often, the stocks of these companies, particularly small companies, may be more volatile and less liquid than the stocks of more established companies and may be subject to more abrupt and erratic price movements. These stocks may have returns that vary, sometimes significantly, from the overall stock market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

Foreign and Emerging Market Securities. The Portfolio's investment in foreign securities involves risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted and redemption proceeds are paid in U.S. dollars, the Portfolio may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

The foreign securities in which the Portfolio may invest may be issued by issuers located in emerging market or developing countries. Compared to the United States and other developed countries, emerging market or developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them to any voting rights with respect to the deposited securities.

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Other Risks. The performance of the Portfolio also will depend on whether or not the Investment Adviser and/or Sub-Advisers are successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with its investments in convertible securities and fixed-income securities, including junk bonds, U.S. government securities, asset-backed securities and REITs. For more information about these risks, see the "Additional Risk Information" section.

  ADDITIONAL RISK INFORMATION

This section provides additional information relating to the risks of investing in the Portfolio.

Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.) A portion of the Portfolio's fixed-income investments may have speculative characteristics.

U.S. Government Securities. Because certain of the U.S. government securities in which the Portfolio may invest are not backed by the full faith and credit of the United States, there is a risk that the U.S. Government will not provide financial support to these agencies if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Asset-Backed Securities. Asset-backed securities generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Prepayments may increase during a period of declining interest rates although other factors, such as changes in power usage or alternative power generation, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal, regulatory and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

REITs. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of a REIT's value), may have less

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trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Furthermore, investments in REITs may involve duplication of management fees and certain other expenses, as the Portfolio indirectly bears its proportionate share of any expenses paid by REITs in which it invests. U.S. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). U.S. REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code.

  PORTFOLIO MANAGEMENT

MORGAN STANLEY INVESTMENT
ADVISORS INC.

The Investment Adviser, together with its affiliated asset management companies, had approximately $395.3 billion in assets under management or supervision as of December 31, 2009.

The Fund has retained the Investment Adviser—Morgan Stanley Investment Advisors Inc.—to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 522 Fifth Avenue, New York, New York 10036.

The Investment Adviser has entered into sub-advisory agreements with the Sub-Advisers—Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company"). The Sub-Advisers are wholly owned subsidiaries of Morgan Stanley. The Sub-Advisers provide the Portfolio with investment advisory services subject to the overall supervision of the Investment Adviser and the Fund's Officers and Trustees. The Investment Adviser pays compensation, if any, to the Sub-Advisers on a monthly basis. The compensation paid is a portion of the net advisory fees the Investment Adviser receives from the Portfolio. MSIM Limited's address is 25 Cabot Square, Canary Wharf, London, England E14 4QA, and MSIM Company's address is 23 Church Street, 16-01 Capital Square, Singapore 04948.

The Portfolio is managed by members of the Global Infrastructure Securities team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Theodore R. Bigman and Matthew King.

Mr. Bigman has been associated with the Investment Adviser in an investment management capacity since 1995 and began managing the Portfolio in March 2010. Mr. King has been associated with the Investment Adviser in an investment management capacity since 2008 and began managing the Portfolio in March 2010. Prior to 2008, Mr. King worked for Bear Stearns in a variety of roles, including investment banking, capital markets and research during which time he provided research and analytical support for a number of infrastructure-related financings.

As lead portfolio manager, Mr. Bigman, together with the team, determines the investment strategy, establishes asset-allocation frameworks and directs the implementation of investment strategy.

The Fund's Statement of Additional Information ("SAI") provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

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The composition of the team may change from time to time.

The Portfolio pays the Investment Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2009, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.57% of the Portfolio's average daily net assets.

A discussion regarding the Board of Trustees' approval of the investment advisory agreement and the sub-advisory agreement with MSIM Limited is available in the Fund's semiannual report to shareholders for the period ended June 30, 2009. A discussion regarding the Board of Trustees' approval of the sub-advisory agreement with MSIM Company will be available in the Fund's semiannual report to shareholders for the period ended June 30, 2010.

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Shareholder Information

  PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange ("NYSE") is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

If the Investment Adviser determines that it is in the best interest of the Portfolio not to pay redemption proceeds in cash, and subject to applicable agreements with life insurance companies and other qualified investors, the Portfolio may pay a portion or all of a redemption by distributing securities held by the Portfolio. Such in-kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. In addition, shareholders receiving distributions in-kind may incur brokerage costs when subsequently selling shares of those securities.

  FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners are referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of Portfolio shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

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Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price-arbitrage"). Investments in certain fixed-income securities, such as junk bonds, may be adversely affected by price arbitrage trading strategies.

The Portfolio's policies with respect to valuing portfolio securities are described below in "Pricing Portfolio Shares."

The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies to monitor frequent short-term trading by contract owners. However, the Portfolio or the distributor has entered into agreements with insurance companies whereby the insurance companies are required to provide certain contract owner identification and transaction information upon the Portfolio's request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.

  PRICING PORTFOLIO SHARES

The price of Portfolio shares, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day that the NYSE is open (or, on days when the NYSE closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the NYSE is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser and/or Sub-Advisers determine that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees.

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In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to purchase or sell their shares.

To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended, the Portfolio's net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

  DISTRIBUTIONS

The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to the Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income and capital gains distributions, if any, are declared and paid at least once per year.

  TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

  PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's SAI.

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  ADDITIONAL INFORMATION

The Investment Adviser, Sub-Advisers and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated broker-dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale, distribution, marketing or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's SAI.

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Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class X shares for the periods indicated. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The ratio of expenses to average net assets listed in the tables below are based on the average net assets of the Portfolio for each of the periods listed in the tables. To the extent that the Portfolio's average net assets decrease over the Portfolio's next fiscal year, such expenses can be expected to increase because certain fixed costs will be spread over a smaller amount of assets.

The information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, are incorporated by reference in the SAI from the Fund's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report and semiannual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

Year Ended December 31,	2009		2008		2007	2006	2005
Selected Per Share Data:
Net asset value beginning of period	$11.30		$20.66		$19.44	$16.50	$14.73
Net investment income(a)	0.31		0.40		0.39	0.36	0.37
Net realized and unrealized gain (loss)	1.16		(6.21)		3.38	2.95	1.77
Total from investment operations	1.47		(5.81)		3.77	3.31	2.14
Dividends to shareholders	(0.38)		(0.11)		(0.39)	(0.37)	(0.37)
Distributions to shareholders	(3.71)		(3.44)		(2.16)	—	—
Total dividends and distributions	(4.09)		(3.55)		(2.55)	(0.37)	(0.37)
Net asset value end of period	$8.68		$11.30		$20.66	$19.44	$16.50
Total Return(b)	19.26%		(33.27)%		20.34%	20.32%	14.62%
Ratios to Average Net Assets:(c)
Expenses	0.96	%(d)	0.74	%(d)	0.70%	0.71%	0.70%
Net investment income	3.37	%(d)	2.46	%(d)	1.90%	2.05%	2.31%
Rebate from Morgan Stanley affiliate	0.00	%(e)	0.00	%(e)	—	—	—
Supplemental Data:
Net assets end of period (000's)	$68,748		$70,951		$133,507	$142,721	$154,413
Portfolio turnover rate	280%		76%		8%	19%	29%

(a)  The per share amounts were computed using an average number of shares outstanding during the period.

(b)  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these additional charges, the total returns would be lower.

(c)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

(d)  The ratio reflects the rebate of certain Portfolio expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate".

(e)  Amount is less than 0.005%.

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Morgan Stanley Variable Investment Series

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's Annual and Semiannual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Portfolio. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Fund's Annual Report, Semiannual Report or Statement of Additional Information, to request information about the Portfolio or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/im.

  YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Smith Barney Financial Advisor or by visiting our Internet site.

  INFORMATION ABOUT THE FUND (including the Statement of Additional Information) can be viewed and copied at the SEC Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund and the Portfolio are available on the EDGAR Database on the SEC's Internet site at: www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS ■ APRIL 30, 2010

VARIABLE INVESTMENT SERIES

THE HIGH YIELD PORTFOLIO

Class X

Morgan Stanley Variable Investment Series is a mutual fund comprised of 13 separate portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the High Yield Portfolio (the "Portfolio") are being offered.

Shares of the Portfolio are sold exclusively to certain life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of variable life insurance or variable annuity contracts.

This Prospectus must be accompanied by a current prospectus for the variable life insurance and/or variable annuity contract issued by your insurance company.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Contents

Portfolio Summary	INVESTMENT OBJECTIVES	1

	FEES AND EXPENSES OF THE PORTFOLIO	1

	PORTFOLIO TURNOVER	1

	PRINCIPAL INVESTMENT STRATEGIES	1

	PRINCIPAL RISKS	2

	PAST PERFORMANCE	2

	INVESTMENT ADVISER	3

	PURCHASE AND SALE OF PORTFOLIO SHARES	3

	TAX INFORMATION	3

	PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	3

Portfolio Details	ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENT OBJECTIVES, STRATEGIES AND RISKS	4

	PORTFOLIO MANAGEMENT	11

Shareholder Information	PURCHASES AND SALES OF PORTFOLIO SHARES	13

	FREQUENT PURCHASES AND REDEMPTIONS	13

	PRICING PORTFOLIO SHARES	14

	DISTRIBUTIONS	15

	TAX CONSEQUENCES	15

	PORTFOLIO HOLDINGS INFORMATION	15

	ADDITIONAL INFORMATION	16

Financial Highlights		17

This Prospectus contains important information about the High Yield Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

Portfolio Summary

Investment Objectives

The Portfolio seeks as a primary objective to provide a high level of current income by investing in a diversified portfolio consisting principally of fixed-income securities, which may include both non-convertible and convertible debt securities and preferred stocks. As a secondary objective the Portfolio will seek capital appreciation, but only when consistent with its primary objective.

Fees and Expenses of the Portfolio

The table below briefly describes the fees and expenses that you may pay if you buy and hold Class X shares of the Portfolio. Total annual Portfolio operating expenses in the table and the Example below do not reflect the impact of any charges by your insurance company. If they did, expenses would be higher.

Annual Portfolio Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Advisory fee	0.42%
Distribution and service (12b-1) fees	None
Other expenses	1.33%
Total annual Portfolio operating expenses	1.75%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

Expenses Over Time
1 Year	3 Years	5 Years	10 Years
$178	$551	$949	$2,062

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Total annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 75% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio will normally invest at least 80% of its assets in fixed-income securities (including zero coupon securities) rated below Baa by Moody's Investors Service, Inc. ("Moody's") or below BBB by Standard & Poor's Rating Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), or in non-rated securities considered by the Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., to be appropriate investments for the Portfolio. Such securities may also include "Rule 144A" securities, which are subject to resale restrictions. The Portfolio may also use derivative instruments as discussed below. These derivative instruments will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy. Securities rated below Baa or BBB are commonly known as "junk bonds." There are no minimum quality ratings for investments, and as such the Portfolio may invest in securities which no longer make payments of interest or principal. In evaluating an issuer's creditworthiness, the Investment Adviser relies principally on its own analysis. A security's credit rating is simply one factor that may be considered by the Investment Adviser in this regard.

In addition to junk bonds, the Portfolio may invest in securities rated Baa or BBB or higher (or, if not rated, determined to be of comparable quality) when the Investment Adviser believes that such securities may produce attractive yields.

The Portfolio may invest in securities of foreign issuers, including issuers located in emerging market or developing countries. Securities of such foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Additionally, the Portfolio will limit its investments in non-U.S. dollar-denominated securities to 30% of the Portfolio's assets.

The Portfolio may invest up to 20% of its assets in public bank loans made by banks or other financial institutions. These public bank loans may be rated investment grade or below investment grade. Public bank loans are privately negotiated loans that are not publicly traded for which information about the issuer has been made publicly available.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as swaps, structured investments and other related instruments and techniques. The Portfolio may

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1

utilize forward foreign currency exchange contracts, which are also derivatives, in connection with its investments in foreign securities.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objectives and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

• Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Because the Portfolio is not limited as to the maturities of the fixed-income securities in which it may invest, a rise in the general level of interest rates may cause the price of the Portfolio's securities to fall substantially. In addition, a portion of the Portfolio's securities may be rated below investment grade, commonly known as "junk bonds," and may have speculative risk characteristics.

• Lower Rated Fixed-Income Securities ("Junk Bonds"). The prices of these securities are likely to be more sensitive to adverse economic changes, resulting in increased volatility of market prices of these securities during periods of economic uncertainty, or adverse individual corporate developments, than higher rated securities. In addition, during an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress.

• Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. Hedging the Portfolio's currency risks through forward foreign currency exchange contracts involves the risk of mismatching the Portfolio's objectives under a forward foreign currency exchange contract with the value of securities denominated in a particular currency. There is additional risk that such transactions reduce or preclude the opportunity for gain and that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated.

• Public Bank Loans. Certain public bank loans are illiquid, meaning the Portfolio may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. The secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Bank loans are subject to the risk of default in the payment of interest or principal on a loan, which will result in a reduction of income to the Portfolio, and a potential decrease in the Portfolio's net asset value. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. Because public bank loans usually rank lower in priority of payment to senior loans, they present a greater degree of investment risk. These bank loans may exhibit greater price volatility as well.

• Derivatives. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

Past Performance

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class X shares from year to year and by showing how the average annual returns of the Portfolio's Class X shares for the one, five and 10 year periods compare with those of a broad measure of market performance over time. This performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower. The Portfolio's past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 869-NEWS.

Annual Total Returns—Calendar Years

Best Quarter (ended June 30, 2009): 16.07%

Worst Quarter (ended December 31, 2000): –21.45%

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Average Annual Total Returns For Periods Ended December 31, 2009

	Past 1 Year	Past 5 Years	Past 10 Years
The High Yield Portfolio	44.56%	5.27%	–2.75%
Barclays Capital U.S. Corporate High Yield – 2% Issuer Cap Index (reflects no deduction for fees, expenses, or taxes)[1]	58.76%	6.49%	6.87%

(1)  The Barclays Capital U.S. Corporate High Yield – 2% Issuer Cap Index is the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody's, Fitch, and S&P is Ba1/BB+/BB+ or below. The Index excludes emerging markets debt. It is not possible to invest directly in an index.

Investment Adviser

Investment Adviser. Morgan Stanley Investment Advisors Inc.

Portfolio Managers. The Portfolio is managed by members of the Taxable High Yield team. Information about the current members of the Taxable High Yield team jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Investment Adviser	Date Began Managing Portfolio
Andrew Findling	Executive Director	October 2008

Dennis M. Schaney	Managing Director	October 2008

Purchase and Sale of Portfolio Shares

This Prospectus offers Class X shares of the High Yield Portfolio. The Portfolio also offers Class Y shares of the Portfolio through a separate prospectus. Class Y shares are subject to different expenses. For eligibility information, contact your insurance company.

Portfolio shares will be sold at the net asset value ("NAV") next determined after we receive your redemption request.

The Portfolio offers its shares only to insurance companies separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

For more information, please refer to the "Shareholder Information—Purchases and Sales of Portfolio Shares" section of this Prospectus.

Tax Information

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Portfolio and federal income taxation of owners of variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Portfolio through an insurance company or other financial intermediary, which may be affiliated or unaffiliated with the Investment Adviser, the Investment Adviser and/or the Portfolio's distributor may pay (out of their own funds and not as an expense of the Portfolio) the intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the insurance company or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

www.morganstanley.com/im

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Portfolio Details

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

  INVESTMENT OBJECTIVES

The Portfolio seeks as a primary objective to provide a high level of current income by investing in a diversified portfolio consisting principally of fixed-income securities, which may include both non-convertible and convertible debt securities and preferred stocks. As a secondary objective the Portfolio will seek capital appreciation, but only when consistent with its primary objective.

  PRINCIPAL INVESTMENT STRATEGIES

INCOME

An investment objective having the goal of selecting securities to pay out income.

The Portfolio will normally invest at least 80% of its assets in fixed-income securities (including zero coupon securities) rated below Baa by Moody's or below BBB by S&P or in non-rated securities considered by the Investment Adviser to be appropriate investments for the Portfolio. Such securities may also include "Rule 144A" securities, which are subject to resale restrictions. The Portfolio may also use derivative instruments as discussed below. These derivative instruments will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy. Securities rated below Baa or BBB are commonly known as "junk bonds." There are no minimum quality ratings for investments, and as such the Portfolio may invest in securities which no longer make payments of interest or principal.

In deciding which securities to buy, hold or sell, the Investment Adviser considers an issuer's creditworthiness, economic developments, interest rate trends and other factors it deems relevant. In evaluating an issuer's creditworthiness, the Investment Adviser relies principally on its own analysis. A security's credit rating is simply one factor that may be considered by the Investment Adviser in this regard.

In addition to junk bonds, the Portfolio may invest in securities rated Baa or BBB or higher (or, if not rated, determined to be of comparable quality) when the Investment Adviser believes that such securities may produce attractive yields.

The Portfolio may invest in securities of foreign issuers, including issuers located in emerging market or developing countries. Securities of such foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Additionally, the Portfolio will limit its investments in non-U.S. dollar-denominated securities to 30% of the Portfolio's assets.

The Portfolio may invest up to 20% of its assets in public bank loans made by banks or other financial institutions. These public bank loans may be rated investment grade or below investment grade. Public bank loans are privately negotiated loans for which information about the issuer has been made publicly available. Public bank loans are not registered under the Securities Act of 1933 and are not publicly traded. Bank loans are usually second lien loans, which are lower in priority to senior loans, but have seniority in a company's capital structure to other liabilities, so that the company is required to pay down these second lien loans prior to other lower-ranked claims on their assets. Bank loans normally pay interest at floating rates, and as a result, may protect investors from increases in interest rates.

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The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as swaps, structured investments and other related instruments and techniques. The Portfolio may also use forward foreign currency exchange contracts, which are also derivatives, in connection with its investments in foreign securities.

Other Investments. The Portfolio may also invest in common stocks, unit offerings and convertible securities, and mortgage-backed securities, including commercial mortgage-backed securities ("CMBS"). For more information, see the "Additional Investment Strategy Information" section.

In pursuing the Portfolio's investment objectives, the Investment Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis and which trading strategies it uses. For example, the Investment Adviser in its discretion may determine to use some permitted trading strategies while not using others.

  ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.

Common Stock. Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

Unit Offerings/Convertible Securities. The Portfolio may purchase units which combine debt securities with equity securities and/or warrants. The Portfolio may invest in convertible securities, which are securities that generally pay dividends or interest and may be converted into common stock.

Mortgage-Backed Securities. One type of mortgage-backed security in which the Portfolio may invest is a mortgage pass-through security. These securities represent a participation interest in a pool of residential mortgage loans originated by U.S. governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.

Commercial Mortgage-Backed Securities. CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of their remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property. An extension of a final payment on

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commercial mortgages will increase the average life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds.

Structured Investments. The Portfolio also may invest a portion of its assets in structured notes and other types of structured investments. A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more "factors." These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices.

Defensive Investing. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with its principal investment strategies when the Investment Adviser believes it is advisable to do so.

Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objectives.

* * *

The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

  PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and yield will fluctuate with changes in the market value and/or yield of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Fixed-Income Securities. Principal risks of investing in the Portfolio are associated with its fixed-income securities that are junk bond investments. All fixed-income securities, such as junk bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

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Lower Rated Securities ("Junk Bonds"). Junk bonds are subject to greater risk of loss of income and principal than higher rated securities. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The Rule 144A securities in which the Portfolio may invest are subject to resale restrictions. Rule 144A securities could have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Board of Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolio to sell certain securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities and a corresponding volatility in the Portfolio's net asset value. In addition to junk bonds, the Portfolio may also invest in certain investment grade fixed-income securities. Some of these securities have speculative characteristics.

Foreign and Emerging Market Securities. The Portfolio's investment in foreign securities involves risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted and redemption proceeds are paid in U.S. dollars, the Portfolio may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of

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its debt position to its economy or its failure to put in place economic reforms required by the Investment Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting on a sovereign debt that a government does not pay or bankruptcy proceeding by which all or part of the sovereign debt that a government entity has not repaid may be collected.

The foreign securities in which the Portfolio may invest may be issued by issuers located in emerging market or developing countries. Compared to the United States and other developed countries, emerging market or developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

In connection with its investments in foreign securities, the Portfolio also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Hedging the Portfolio's currency risks involves the risk of mismatching the Portfolio's objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts.

Public Bank Loans. Certain public bank loans are illiquid, meaning the Portfolio may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. To the extent a bank loan has been deemed illiquid, it will be subject to the Portfolio's restrictions on investment in illiquid securities. The secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Bank loans are subject to the risk of default in the payment of interest or principal on a loan, which will result in a reduction of income to the Portfolio, and a potential decrease in the Portfolio's net asset value. The risk of

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default will increase in the event of an economic downturn or a substantial increase in interest rates. Bank loans that are rated below investment grade share the same risks of other below investment grade securities. Because public bank loans usually rank lower in priority of payment to senior loans, they present a greater degree of investment risk due to the fact that the cash flow or other property of the borrower securing the bank loan may be insufficient to meet scheduled payments after meeting the payment obligations of the senior secured obligations of the borrower. These bank loans may exhibit greater price volatility as well.

Derivatives. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Investment Adviser seeks to use derivatives to further the Portfolio's investment objective, there is no assurance that the use of derivatives will achieve this result.

The derivative instruments and techniques that the Portfolio may principally use include:

Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected. The Portfolio's use of swaps may include those based on the credit of an underlying security and commonly referred to as "credit default swaps." Where the Portfolio is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default by a third party on the debt obligation. If no default occurs, the Portfolio would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit

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from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation.

Other Risks. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is subject to other risks from its permissible investments, including the risks associated with its investments in common stocks, unit offerings and convertible securities, mortgage-backed securities, including CMBS, and structured investments. For more information about these risks, see the "Additional Risk Information" section.

  ADDITIONAL RISK INFORMATION

This section provides additional information relating to the risks of investing in the Portfolio.

Common Stock. In general, stock values fluctuate in response to activities specific to company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

Unit Offerings/Convertible Securities. Any Portfolio investments in unit offerings and/or convertible securities may carry risks associated with both fixed-income and equity securities. To the extent that a convertible security's investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Mortgage-Backed Securities. Mortgage-backed securities in which the Portfolio may invest have different risk characteristics than traditional debt securities. Although, generally, the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time, as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Portfolio to invest the proceeds at generally lower interest rates.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Adviser, could reduce the Portfolio's yield, increase the volatility of the Portfolio and/or cause a decline in net asset value. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities.

The Portfolio may invest in mortgage pass-through securities that are issued or guaranteed by the U.S. Government. These securities are either direct obligations of the U.S. Government or the issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations although the U.S. Treasury is not legally required to extend credit to the agency or instrumentality. Certain of the U.S. government securities purchased by the Portfolio are not backed by the full faith and credit of the United States and there is a risk that the U.S. Government will

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not provide financial support to these agencies if it is not obligated to do so by law. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

To the extent the Portfolio invests in mortgage securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Portfolio may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to the Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with the lower capacity to make timely payments on their mortgages.

Commercial Mortgage-Backed Securities. CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

Structured Investments. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Changes in interest rates and movement of the factor may cause significant price fluctuations and changes in the reference factor may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference factor may then reduce the principal amount payable on maturity. Other types of structured investments include interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified buyers for these securities.

  PORTFOLIO MANAGEMENT

MORGAN STANLEY INVESTMENT ADVISORS INC.

The Investment Adviser, together with its affiliated asset management companies, had approximately $395.3 billion in assets under management or supervision as of December 31, 2009.

The Fund has retained the Investment Adviser—Morgan Stanley Investment Advisors Inc.—to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 522 Fifth Avenue, New York, New York 10036.

The Portfolio is managed by members of the Taxable High Yield team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Andrew Findling and Dennis M. Schaney.

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Mr. Findling has been associated with the Investment Adviser in an investment management capacity since October 2008. Prior to October 2008, Mr. Findling was associated with Raven Asset Management as Head Trader (July 2005 to September 2008) and prior to that, was associated with the High Yield team at BlackRock, Inc. in various capacities including portfolio manager and trader (2003—2004), assistant portfolio manager and trader (2002—2003), and assistant trader (2000—2002). Mr. Schaney has been associated with the Investment Adviser in an investment management capacity since September 2008. Prior to September 2008, Mr. Schaney served as Global Head of Fixed Income at Credit Suisse Asset Management (October 2003 to April 2007) and prior to that, as Head of Leveraged Finance at BlackRock, Inc. (January 1998 to October 2003).

Mr. Schaney is the lead portfolio manager of the Portfolio. All team members are responsible for the execution of the overall strategy of the Portfolio.

The Fund's Statement of Additional Information ("SAI") provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the team may change from time to time.

The Portfolio pays the Investment Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2009, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.42% of the Portfolio's average daily net assets.

A discussion regarding the Board of Trustees' approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2009.

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Shareholder Information

  PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange ("NYSE") is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

If the Investment Adviser determines that it is in the best interest of the Portfolio not to pay redemption proceeds in cash, and subject to applicable agreements with life insurance companies and other qualified investors, the Portfolio may pay a portion or all of a redemption by distributing securities held by the Portfolio. Such in-kind securities may be illiquid and difficult or impossible to sell at a time and at a price that a shareholder would like. In addition, shareholders receiving distributions in-kind may incur brokerage costs when subsequently selling shares of those securities.

  FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners are referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of Portfolio shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded

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infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price-arbitrage"). Investments in certain fixed-income securities, such as junk bonds, may be adversely affected by price arbitrage trading strategies.

The Portfolio's policies with respect to valuing portfolio securities are described below in "Pricing Portfolio Shares."

The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies to monitor frequent short-term trading by contract owners. However, the Portfolio or the distributor has entered into agreements with insurance companies whereby the insurance companies are required to provide certain contract owner identification and transaction information upon the Portfolio's request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.

  PRICING PORTFOLIO SHARES

The price of Portfolio shares, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day that the NYSE is open (or, on days when the NYSE closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the NYSE is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees.

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In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to purchase or sell their shares.

To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended, the Portfolio's net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

  DISTRIBUTIONS

The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income and capital gains distributions, if any, are declared and paid at least once per year.

  TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

  PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's SAI.

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  ADDITIONAL INFORMATION

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated broker-dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale, distribution, marketing or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's SAI.

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Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class X shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The ratio of expenses to average net assets listed in the tables below are based on the average net assets of the Portfolio for each of the periods listed in the tables. To the extent that the Portfolio's average net assets decrease over the Portfolio's next fiscal year, such expenses can be expected to increase because certain fixed costs will be spread over a smaller amount of assets.

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the SAI from the Fund's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

Year Ended December 31,	2009		2008		2007	2006	2005
Net asset value beginning of period	$0.85		$1.13		$1.16	$1.14	$1.20
Net investment income(a)	0.09		0.07		0.08	0.08	0.08
Net realized and unrealized gain (loss)	0.27		(0.33)		(0.03)	0.02	(0.06)
Total from investment operations	0.36		(0.26)		0.05	0.10	0.02
Dividends to shareholders	(0.08)		(0.02)		(0.08)	(0.08)	(0.08)
Net asset value end of period	$1.13		$0.85		$1.13	$1.16	$1.14
Total Return(b)	44.56%		(23.13)%		4.17%	9.29%	2.18%
Ratios to average net assets(c)
Expenses	1.74	%(d)	1.48	%(d)	1.18%	0.95%	0.87%
Net investment income	8.76	%(d)	6.90	%(d)	6.48%	6.78%	6.81%
Rebate from Morgan Stanley affiliate	0.01%		0.00	%(e)	—	—	—
Supplemental Data:
Net assets end of period (000's)	$16,824		$13,226		$21,625	$27,907	$35,226
Portfolio turnover rate	75%		44%		26%	23%	48%

(a)  The per share amounts were computed using an average number of shares outstanding during the period.

(b)  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these additional charges, the total returns would be lower.

(c)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

(d)  The ratio reflects the rebate of certain Portfolio expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate".

(e)  Amount is less than 0.005%.

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Morgan Stanley Variable Investment Series

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's Annual and Semiannual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Portfolio. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Fund's Annual Report, Semiannual Report or Statement of Additional Information, to request information about the Portfolio or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/im.

  YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Smith Barney Financial Advisor or by visiting our Internet site.

  INFORMATION ABOUT THE FUND (including the Statement of Additional Information) can be viewed and copied at the SEC Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund and the Portfolio are available on the EDGAR Database on the SEC's Internet site at: www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS ■ APRIL 30, 2010

VARIABLE INVESTMENT SERIES

  THE INCOME BUILDER PORTFOLIO

  Class X

Morgan Stanley Variable Investment Series is a mutual fund comprised of 13 separate portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the Income Builder Portfolio (the "Portfolio") are being offered.

Shares of the Portfolio are sold exclusively to certain life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of the variable life insurance or variable annuity contracts.

This Prospectus must be accompanied by a current prospectus for the variable life insurance and/or variable annuity contract issued by your insurance company.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Contents

Portfolio Summary	INVESTMENT OBJECTIVES	1

	FEES AND EXPENSES OF THE PORTFOLIO	1

	PORTFOLIO TURNOVER	1

	PRINCIPAL INVESTMENT STRATEGIES	1

	PRINCIPAL RISKS	2

	PAST PERFORMANCE	2

	INVESTMENT ADVISER	3

	PURCHASE AND SALE OF PORTFOLIO SHARES	3

	TAX INFORMATION	3

	PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	3

Portfolio Details	ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENT OBJECTIVES, STRATEGIES AND RISKS	4

	PORTFOLIO MANAGEMENT	8

Shareholder Information	PURCHASES AND SALES OF PORTFOLIO SHARES	10

	FREQUENT PURCHASES AND REDEMPTIONS	10

	PRICING PORTFOLIO SHARES	11

	DISTRIBUTIONS	12

	TAX CONSEQUENCES	12

	PORTFOLIO HOLDINGS INFORMATION	12

	ADDITIONAL INFORMATION	12

Financial Highlights		13

This Prospectus contains important information about the Income Builder Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

Portfolio Summary

Investment Objectives

The Portfolio seeks reasonable income as a primary investment objective. As a secondary objective, the Portfolio seeks growth of capital.

Fees and Expenses of the Portfolio

The table below briefly describes the fees and expenses that you may pay if you buy and hold Class X shares of the Portfolio. Total annual Portfolio operating expenses in the table and the Example below do not reflect the impact of any charges by your insurance company. If they did, expenses would be higher.

Annual Portfolio Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Advisory fee	0.67%
Distribution and service (12b-1) fees	None
Other expenses	0.35%
Total annual Portfolio operating expenses	1.02%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

Expenses Over Time
1 Year	3 Years	5 Years	10 Years
$104	$325	$563	$1,248

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Total annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 47% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio will normally invest at least 80% of its assets in income-producing equity and fixed-income securities, with normally at least 65% of its assets invested in income-producing equity securities, including common stock, preferred stock, convertible securities and real estate investment trusts (commonly known as "REITs"). The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., utilizes a value-oriented style in the selection of securities. Investments are normally made primarily in (i) common stocks (including depositary receipts) of large capitalization companies with a record of paying dividends and which, in the opinion of the Investment Adviser, have the potential for maintaining dividends, (ii) preferred stocks and (iii) securities convertible into common stocks of small, medium and large capitalization companies, including "synthetic" and "exchangeable" convertibles. The Portfolio's investments can also include "Rule 144A" securities, which are subject to resale restrictions, and foreign securities. The Portfolio may invest up to 20% of its net assets in common stocks that do not pay a dividend.

The Investment Adviser follows a "bottom-up" approach in the selection of convertible securities for the Portfolio. Beginning with a universe of about 500 companies, the Investment Adviser narrows the focus to small, medium and large capitalization companies and reviews the issues to determine if the convertible security is trading with the underlying equity security. The yield of the underlying equity security is evaluated and company fundamentals are studied to evaluate cash flow, risk/reward balance, valuation and the prospects for growth.

The Portfolio's convertible securities may include lower-rated fixed-income securities, commonly known as "junk bonds."

The Portfolio may invest up to 35% of its net assets in U.S. government securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities and non-convertible fixed-income securities (including zero coupon securities). Up to 20% of the Portfolio's net assets may be invested in non-convertible fixed-income securities rated lower than investment grade by Standard & Poor's Rating Group, a division of The McGraw-Hill Companies, Inc. or Moody's Investors Service, Inc. (but not below B) or, if unrated, of comparable quality as determined by the Investment Adviser. The 20% limitation is not applicable to convertible securities.

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Up to 25% of the Portfolio's net assets may be invested in foreign securities (including depositary receipts). This percentage limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national securities exchange.

The Portfolio may invest up to 15% of its assets in REITs. REITs pool investors' funds for investments primarily in real estate properties and real estate-related loans. They may also include, among other businesses, real estate developers, brokers and operating companies whose products and services are significantly related to the real estate industry such as building suppliers and mortgage lenders.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objectives and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

• Common Stock and Other Equity Securities. In general, stock and other equity security values fluctuate, and sometimes widely fluctuate, in response to activities specific to the company as well as general market, economic and political conditions. Investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities, including credit risk and interest rate risk, and common stocks.

• Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Because the Fund is not limited as to the maturities of the fixed-income securities in which it may invest, a rise in the general level of interest rates may cause the price of the Fund's portfolio securities to fall substantially. In addition, a portion of the Fund's securities may be rated below investment grade, commonly known as "junk bonds," and may have speculative risk characteristics.

• Foreign Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets.

• Small and Medium Capitalization Companies. Investments in small and medium capitalization companies entail greater risks than those associated with larger, more established companies. Often the stock of these companies may be more volatile and less liquid than the stock of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market.

• Lower Rated Fixed-Income Securities ("Junk Bonds") and Restricted Securities. The prices of these securities are likely to be more sensitive to adverse economic changes, resulting in increased volatility of market prices of these securities during periods of economic uncertainty, or adverse individual corporate developments, than higher rated securities. In addition, during an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress.

• REITs. REITs are susceptible to risks associated with the ownership of real estate and the real estate industry in general. In addition, REITs depend on specialized management skills, may not be diversified, may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Investments in REITs may involve duplication of management fees and certain other expenses.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

Past Performance

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class X shares from year to year and by showing how the average annual returns of the Portfolio's Class X shares for the one, five and 10 year periods compare with those of broad measures of market performance over time. This performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower. The Portfolio's past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 869-NEWS.

Annual Total Returns—Calendar Years

Best Quarter (ended September 30, 2009): 17.51%
Worst Quarter (ended December 31, 2008): –14.41%

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Average Annual Total Returns For Periods Ended December 31, 2009

	Past 1 Year	Past 5 Years	Past 10 Years
The Income Builder Portfolio	25.16%	3.07%	3.97%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)[1]	19.69%	–0.25%	2.47%
Barclays Capital U.S. Government/Credit Index (reflects no deduction for fees, expenses, or taxes)[2]	4.52%	4.71%	6.34%

(1)  The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. It is not possible to invest directly in an index.

(2)  The Barclays Capital U.S. Government/Credit Index tracks the performance of government and corporate obligations, including U.S. government agency and Treasury securities and corporate and Yankee bonds. It is not possible to invest directly in an index.

Investment Adviser

Investment Adviser. Morgan Stanley Investment Advisors Inc.

Portfolio Managers. The Portfolio is managed by members of the Equity team. Information about the current members of the Equity team jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Investment Adviser	Date Began Managing Portfolio
Thomas B. Bastian	Managing Director	April 2003

Mary Jayne Maly	Managing Director	July 2008

James O. Roeder	Managing Director	August 2002

Ellen Gold	Executive Director	April 2002

Mark J. Laskin	Executive Director	January 2007

Sergio Marcheli	Executive Director	April 2003

Purchase and Sale of Portfolio Shares

This Prospectus offers Class X shares of the Income Builder Portfolio. The Portfolio also offers Class Y shares of the Portfolio through a separate prospectus. Class Y shares are subject to different expenses. For eligibility information, contact your insurance company.

Portfolio shares will be sold at the net asset value ("NAV") next determined after we receive your redemption request.

The Portfolio offers its shares only to insurance companies separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

For more information, please refer to the "Shareholder Information—Purchases and Sales of Portfolio Shares" section of this Prospectus.

Tax Information

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Portfolio and federal income taxation of owners of variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Portfolio through an insurance company or other financial intermediary, which may be affiliated or unaffiliated with the Investment Adviser, the Investment Adviser and/or the Portfolio's distributor may pay (out of their own funds and not as an expense of the Portfolio) the intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the insurance company or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

www.morganstanley.com/im

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Portfolio Details

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

  INVESTMENT OBJECTIVES

The Portfolio seeks reasonable income as a primary objective. As a secondary objective, the Portfolio seeks growth of capital.

  PRINCIPAL INVESTMENT STRATEGIES

GROWTH & INCOME

An investment objective having the goal of selecting securities with the potential to pay out income and rise in price.

The Portfolio will normally invest at least 80% of its assets in income-producing equity and fixed-income securities, with normally at least 65% of its assets invested in income-producing equity securities, including common stock, preferred stock, convertible securities and REITs. The Investment Adviser utilizes a value-oriented style in the selection of securities. Investments are normally made primarily in (i) common stocks (including depositary receipts) of large capitalization companies with a record of paying dividends and which, in the opinion of the Investment Adviser, have the potential for maintaining dividends, (ii) preferred stocks and (iii) securities convertible into common stocks of small, medium and large capitalization companies, including "synthetic" and "exchangeable" convertibles. The Portfolio's investments can also include "Rule 144A" securities, which are subject to resale restrictions, and foreign securities. The Portfolio may invest up to 20% of its net assets in common stocks that do not pay a dividend.

The Investment Adviser follows a "bottom-up" approach in the selection of convertible securities for the Portfolio. Beginning with a universe of about 500 companies, the Investment Adviser narrows the focus to small, medium and large capitalization companies and reviews the issues to determine if the convertible security is trading with the underlying equity security. The yield of the underlying equity security is evaluated and company fundamentals are studied to evaluate cash flow, risk/reward balance, valuation and the prospects for growth.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

The Portfolio may invest in "exchangeable" convertible securities. "Exchangeable" convertible securities offer holders the opportunity to obtain higher current income than would be available from a traditional equity security issued by the same company, in return for reduced participation or a cap on appreciation in the underlying common stock of the issuer, which the holder can realize. In addition, in many cases, "exchangeable" convertible securities are convertible into the underlying common stock of the issuer automatically at maturity, unlike traditional convertible securities which are convertible only at the option of the security holder.

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The Portfolio may invest in "synthetic" convertible securities. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" convertible securities are preferred stocks or debt obligations of an issuer which are combined with an equity component whose conversion value is based on the value of the common stock of a different issuer or a particular benchmark (which may include a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). In many cases, "synthetic" convertible securities are not convertible prior to maturity, at which time the value of the security is paid in cash by the issuer. The Portfolio's convertible securities may include lower-rated fixed-income securities, commonly known as "junk bonds."

The Portfolio may invest up to 35% of its net assets in U.S. government securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities and non-convertible fixed-income securities (including zero coupon securities). Zero coupon securities are purchased at a discount and generally accrue interest, but make no payment until maturity. Up to 20% of the Portfolio's net assets may be invested in non-convertible fixed-income securities rated lower than investment grade by Standard & Poor's Rating Group, a division of The McGraw-Hill Companies, Inc. or Moody's Investors Service, Inc. (but not below B) or, if unrated, of comparable quality as determined by the Investment Adviser (commonly known as "junk bonds"). The 20% limitation is not applicable to convertible securities.

Up to 25% of the Portfolio's net assets may be invested in foreign securities (including depositary receipts). This percentage limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national securities exchange.

The Portfolio may invest up to 15% of its assets in REITs. REITs pool investors' funds for investments primarily in real estate properties and real estate-related loans. They may also include, among other businesses, real estate developers, brokers and operating companies whose products and services are significantly related to the real estate industry such as building suppliers and mortgage lenders.

In pursuing the Portfolio's investment objectives, the Investment Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis and which trading strategies it uses. For example, the Investment Adviser in its discretion may determine to use some permitted trading strategies while not using others.

  ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.

Defensive Investing. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with its principal investment strategies when the Investment Adviser believes it advisable to do so.

Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objectives.

* * *

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The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

  PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Common Stocks and Other Equity Securities. A principal risk of investing in the Portfolio is associated with its investment in common and other equity securities. In general, stock and other equity securities values fluctuate in response to activities specific to the issuer as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

The Portfolio's investments in convertible securities may subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. The Rule 144A securities in which the Portfolio may invest are subject to resale restrictions. A portion of the Portfolio's investments in convertible securities may have speculative characteristics.

Fixed-Income Securities. Principal risks of investing in the Portfolio are associated with its fixed-income investments (including zero coupon securities). All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Accordingly, a rise in the general level of interest rates may cause the price of the Portfolio's fixed-income securities to fall substantially. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

Foreign Securities. The Portfolio's investment in foreign securities involves risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted and redemption proceeds are paid in U.S. dollars, the Portfolio may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar

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value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Small and Medium Capitalization Companies. The Portfolio's investments in small and medium capitalization companies carry more risk than investments in larger companies. While some of the Portfolio's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter ("OTC") market. The low market liquidity of these securities may have an adverse impact on the Portfolio's ability to sell certain securities at favorable prices and may also make it difficult for the Portfolio to obtain market quotations based on actual trades for purposes of valuing the Portfolio's securities. Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Portfolio's net asset value than is customarily associated with larger, more established companies. Often small and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

Lower Rated Fixed-Income Securities ("Junk Bonds") and Restricted Securities. The Portfolio's investments in fixed-income securities rated lower than investment grade, or if unrated, of comparable quality as determined by the Investment Adviser, otherwise known as "junk bonds," pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Portfolio may incur additional expenses to seek

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recovery. The secondary market for junk bonds may be less liquid than the market for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. Many junk bonds are issued as Rule 144A securities. Rule 144A securities could have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Board of Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolio to sell certain securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities and a corresponding volatility in the Portfolio's net asset value.

REITs. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of a REIT's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Furthermore, investments in REITs may involve duplication of management fees and certain other expenses, as the Portfolio indirectly bears its proportionate share of any expenses paid by REITs in which it invests. U.S. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). U.S. REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code.

  PORTFOLIO MANAGEMENT

MORGAN STANLEY INVESTMENT ADVISORS INC.

The Investment Adviser, together with its affiliated asset management companies, had approximately $395.3 billion in assets under management or supervision as of December 31, 2009.

The Fund has retained the Investment Adviser—Morgan Stanley Investment Advisors Inc.—to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 522 Fifth Avenue, New York, New York 10036.

The Portfolio is managed by members of the Equity team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Thomas B. Bastian, Mary Jayne Maly, James O. Roeder, Ellen Gold, Mark J. Laskin and Sergio Marcheli.

Mr. Bastian has been associated with the Investment Adviser in an investment management capacity since 2003. Ms. Maly has been associated with the Investment Adviser in an investment management capacity since 1992. Mr. Roeder has been associated with the Investment Adviser in an investment management capacity since 1999. Ms. Gold has been associated with the Investment Adviser in an investment management capacity since 1986. Mr. Laskin has been associated with

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the Investment Adviser in an investment management capacity since 2000. Mr. Marcheli has been associated with the Investment Adviser in an investment management capacity since 2002.

Mr. Bastian is the lead portfolio manager of the Portfolio. Messrs. Roeder, Laskin and Mses. Maly and Gold are co-portfolio managers of the equity holdings in the Portfolio. Each member is responsible for specific sectors, with the exception of Mr. Marcheli. Mr. Marcheli manages the cash position in the Portfolio, submits trades and aids in providing research. Mr. Bastian is responsible for the execution of the overall strategy of the Portfolio.

The Fund's Statement of Additional Information ("SAI") provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the team may change from time to time.

The Portfolio pays the Investment Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2009, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.67% of the Portfolio's average daily net assets.

A discussion regarding the Board of Trustees' approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2009.

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Shareholder Information

  PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange ("NYSE") is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

If the Investment Adviser determines that it is in the best interest of the Portfolio not to pay redemption proceeds in cash, and subject to applicable agreements with life insurance companies and other qualified investors, the Portfolio may pay a portion or all of a redemption by distributing securities held by the Portfolio. Such in-kind securities may be illiquid and difficult or impossible to sell at a time and at a price that a shareholder would like. In addition, shareholders receiving distributions in-kind may incur brokerage costs when subsequently selling shares of those securities.

  FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners are referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of Portfolio shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage

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in short-term trading to take advantage of these pricing differences (referred to as "price-arbitrage"). Investments in certain fixed-income securities, such as junk bonds, may be adversely affected by price arbitrage trading strategies.

The Portfolio's policies with respect to valuing portfolio securities are described below in "Pricing Portfolio Shares."

The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies to monitor frequent short-term trading by contract owners. However, the Portfolio or the distributor has entered into agreements with insurance companies whereby the insurance companies are required to provide certain contract owner identification and transaction information upon the Portfolio's request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.

  PRICING PORTFOLIO SHARES

The price of Portfolio shares, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day that the NYSE is open (or, on days when the NYSE closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the NYSE is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is

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likely to have changed the value of the security. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to purchase or sell their shares.

To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended, the Portfolio's net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

  DISTRIBUTIONS

The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income and capital gains distributions, if any, are declared and paid at least once per year.

  TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

  PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's SAI.

  ADDITIONAL INFORMATION

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated broker-dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale, distribution, marketing or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's SAI.

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Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class X shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The ratio of expenses to average net assets listed in the tables below are based on the average net assets of the Portfolio for each of the periods listed in the tables. To the extent that the Portfolio's average net assets decrease over the Portfolio's next fiscal year, such expenses can be expected to increase because certain fixed costs will be spread over a smaller amount of assets.

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the SAI from the Fund's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

For the Year Ended December 31,	2009		2008		2007	2006	2005
Selected Per Share Data:
Net asset value beginning of period	$7.96		$12.86		$13.59	$12.22	$11.74
Net investment income(a)	0.20		0.31		0.31	0.33	0.29
Net realized and unrealized gain (loss)	1.73		(3.33)		0.15	1.38	0.52
Total from investment operations	1.93		(3.02)		0.46	1.71	0.81
Dividends to shareholders	(0.28)		(0.09)		(0.38)	(0.34)	(0.33)
Distributions to shareholders	0.00	(f)	(1.79)		(0.81)	—	—
Total dividends and distributions	(0.28)		(1.88)		(1.19)	(0.34)	(0.33)
Net asset value end of period	$9.61		$7.96		$12.86	$13.59	$12.22
Total Return(b)	25.16%		(26.29)%		3.21%	14.21%	6.96%
Ratios to Average Net Assets(c)
Expenses	1.01	%(d)	0.90	%(d)	0.85%	0.83%	0.84%
Net investment income	2.40	%(d)	2.95	%(d)	2.31%	2.61%	2.47%
Rebate from Morgan Stanley affliliate	0.01%		0.00	%(e)	—	—	—
Supplemental Data:
Net assets end of period (000's)	$17,116		$16,164		$28,244	$35,195	$39,562
Portfolio turnover rate	47%		35%		32%	19%	27%

(a)  The per share amounts were computed using an average number of shares outstanding during the period.

(b)  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these additional charges, the total returns would be lower.

(c)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

(d)  The ratio reflects the rebate of certain Portfolio expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate".

(e)  Amount is less than 0.005%.

(f)  Amount is less than $0.005.

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13

Morgan Stanley Variable Investment Series

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's Annual and Semiannual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Portfolio. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Fund's Annual Report, Semiannual Report or Statement of Additional Information, to request information about the Portfolio, or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/im.

  YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Smith Barney Financial Advisor or by visiting our Internet site.

  INFORMATION ABOUT THE FUND (including the Statement of Additional Information) can be viewed and copied at the SEC Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund and the Portfolio are available on the EDGAR Database on the SEC's Internet site at: www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS ■ APRIL 30, 2010

VARIABLE INVESTMENT SERIES

THE INCOME PLUS PORTFOLIO

Class X

Morgan Stanley Variable Investment Series is a mutual fund comprised of 13 separate portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the Income Plus Portfolio (the "Portfolio") are being offered.

Shares of the Portfolio are sold exclusively to certain life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of variable life insurance or variable annuity contracts.

This Prospectus must be accompanied by a current prospectus for the variable life insurance and/or variable annuity contract issued by your insurance company.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Contents

Portfolio Summary	INVESTMENT OBJECTIVES	1

	FEES AND EXPENSES OF THE PORTFOLIO	1

	PORTFOLIO TURNOVER	1

	PRINCIPAL INVESTMENT STRATEGIES	1

	PRINCIPAL RISKS	2

	PAST PERFORMANCE	3

	INVESTMENT ADVISER	3

	PURCHASE AND SALE OF PORTFOLIO SHARES	3

	TAX INFORMATION	3

	PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	3

Portfolio Details	ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENT OBJECTIVES, STRATEGIES AND RISKS	5

	PORTFOLIO MANAGEMENT	15

Shareholder Information	PURCHASES AND SALES OF PORTFOLIO SHARES	17

	FREQUENT PURCHASES AND REDEMPTIONS	17

	PRICING PORTFOLIO SHARES	18

	DISTRIBUTIONS	19

	TAX CONSEQUENCES	19

	PORTFOLIO HOLDINGS INFORMATION	19

	ADDITIONAL INFORMATION	19

Financial Highlights		20

This Prospectus contains important information about the Income Plus Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

Portfolio Summary

Investment Objectives

The Portfolio seeks as a primary objective to provide a high level of current income by investing primarily in U.S. government securities and other fixed-income securities. As a secondary objective, the Portfolio seeks capital appreciation but only when consistent with its primary objective.

Fees and Expenses of the Portfolio

The table below briefly describes the fees and expenses that you may pay if you buy and hold Class X shares of the Portfolio. Total annual Portfolio operating expenses in the table and the Example below do not reflect the impact of any charges by your insurance company. If they did, expenses would be higher.

Annual Portfolio Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Advisory fee	0.42%
Distribution and service (12b-1) fees	None
Other expenses	0.14%
Total annual Portfolio operating expenses	0.56%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

Expenses Over Time
1 Year	3 Years	5 Years	10 Years
$57	$179	$313	$701

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Total annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 75% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio will normally invest at least 80% of its assets in (i) U.S. government securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, (ii) debt securities (including zero coupon securities and asset-backed securities) rated at the time of purchase within the four highest bond rating categories ("investment grade") by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Rating Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), or, if not rated, determined to be of comparable quality by the "Investment Adviser," Morgan Stanley Investment Advisors Inc. and (iii) Yankee government bonds rated at the time of purchase within the four highest rating categories of by Moody's or S&P or, if not rated, determined to be of comparable quality by the Investment Adviser. The Portfolio may use derivative instruments as discussed below. These derivative instruments will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

The Portfolio may also invest up to 20% of its net assets in debt securities rated below investment grade by Moody's or S&P or, if not rated, determined to be of comparable quality by the Investment Adviser. Securities rated below investment grade are commonly known as "junk bonds."

The Portfolio may also invest in securities of foreign issuers, including issuers located in emerging market or developing countries. Securities of such foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The Portfolio will limit its investments in non-U.S. dollar-denominated securities to 30% of the Portfolio's assets.

The Portfolio is not limited as to the maturities of the U.S. Government and other debt securities in which it may invest.

In making investment decisions for the Portfolio, the Investment Adviser considers both domestic and international economic developments, interest rate trends and other factors. The Investment Adviser evaluates technical considerations such as the relative supply of and demand for corporate notes and U.S. Treasury and agencies issues before it decides upon an asset allocation. Similarly, the assessment of the strength of individual companies that issue corporate debt and the overall country risk of sovereign debt obligations contribute to the decision-making process.

One type of mortgage-backed security in which the Portfolio may invest is a mortgage pass-through security, which represents a participation interest in a pool of residential mortgage loans originated by U.S. governmental or private lenders such as banks.

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Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). The Portfolio may also invest in asset-backed securities. Asset-backed securities apply the securitization techniques used to develop mortgage-backed securities to a broad range of other assets.

The Portfolio may invest up to 20% of its assets in public bank loans made by banks or other financial institutions. These public bank loans may be rated investment grade or below investment grade. Public bank loans are privately negotiated loans that are not publicly traded for which information about the issuer has been made publicly available.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as futures, options and swaps and other related instruments and techniques. The Portfolio may utilize forward foreign currency exchange contracts, which are also derivatives, in connection with its investments in foreign securities.

In seeking to increase income, the Portfolio may borrow to purchase securities. Such borrowing may not exceed 25% of the Portfolio's assets.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objectives and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

• Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. In addition, a portion of the Fund's securities may be rated below investment grade, commonly known as "junk bonds," and may have speculative risk characteristics.

• U.S. Government Securities. With respect to U.S. government securities that are not backed by the full faith and credit of the U.S. Government, there is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

• Mortgage-Backed Securities. Mortgage-backed securities entail prepayment risk, which generally increases during a period of falling interest rates. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages.

• CMOs. CMOs are comprised of various tranches, the expected cash flows on which have varying degrees of predictability as compared with the underlying Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Portfolio could sustain a loss.

• Asset-Backed Securities. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

• Lower Rated Fixed-Income Securities ("Junk Bonds") and Restricted Securities. The prices of these securities are likely to be more sensitive to adverse economic changes, resulting in increased volatility of market prices of these securities during periods of economic uncertainty, or adverse individual corporate developments, than higher rated securities. In addition, during an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress.

• Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. Hedging the Portfolio's currency risks through forward foreign currency exchange contracts involves the risk of mismatching the Portfolio's objectives under a forward foreign currency exchange contract with the value of securities denominated in a particular currency. There is additional risk that such transactions reduce or preclude the opportunity for gain and that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated.

• Borrowing. The Portfolio may borrow money to purchase securities. To the extent that the Portfolio engages in such practice it may be leveraged. Leveraging generally exaggerates the effect on net asset value of any increase or decrease in the market value of the Portfolio's investments.

• Public Bank Loans. Certain public bank loans are illiquid, meaning the Portfolio may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. The secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Bank loans are subject to the risk of default in the payment of interest or principal on a loan, which will result in a reduction of income to the Portfolio, and a potential decrease in the Portfolio's net asset value. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. Because public bank loans usually rank lower in priority of payment to senior loans, they present a

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2

greater degree of investment risk. These bank loans may exhibit greater price volatility as well.

• Derivatives. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

Past Performance

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class X shares from year to year and by showing how the average annual returns of the Portfolio's Class X shares for the one, five and 10 year periods compare with those of a broad measure of market performance over time. This performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower. The Portfolio's past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 869-NEWS.

Annual Total Returns—Calendar Years

Best Quarter (ended June 30, 2009): 11.37%
Worst Quarter (ended September 30, 2008): –8.39%

Average Annual Total Returns For Periods Ended December 31, 2009

	Past 1 Year	Past 5 Years	Past 10 Years
The Income Plus Portfolio	22.57%	5.26%	6.59%
Barclays Capital U.S. Corporate Index (reflects no deduction for fees, expenses, or taxes)[1]	18.68%	4.58%	6.58%

(1)  The Barclays Capital U.S. Corporate Index covers U.S. dollar-denominated, investment-grade, fixed rate, taxable securities sold by industrial, utility and financial issuers. It includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements. It is not possible to invest directly in an index.

Investment Adviser

Investment Adviser. Morgan Stanley Investment Advisors Inc.

Portfolio Managers. The Portfolio is managed by members of the Taxable Fixed Income team. Information about the current members of the Taxable Fixed Income team jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Investment Adviser	Date Began Managing Portfolio
Virginia Keehan	Vice President	November 2008

Joseph Mehlman	Executive Director	November 2008

Christian G. Roth	Managing Director	February 2009

Purchase and Sale of Portfolio Shares

This Prospectus offers Class X shares of the Income Plus Portfolio. The Portfolio also offers Class Y shares of the Portfolio through a separate prospectus. Class Y shares are subject to different expenses. For eligibility information, contact your insurance company.

Portfolio shares will be sold at the net asset value ("NAV") next determined after we receive your redemption request.

The Portfolio offers its shares only to insurance companies separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

For more information, please refer to the "Shareholder Information—Purchases and Sales of Portfolio Shares" section of this Prospectus.

Tax Information

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Portfolio and federal income taxation of owners of variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Portfolio through an insurance company or other financial intermediary, which may be affiliated or unaffiliated with the Investment Adviser, the

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3

Investment Adviser and/or the Portfolio's distributor may pay (out of their own funds and not as an expense of the Portfolio) the intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the insurance company or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

www.morganstanley.com/im

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Portfolio Details

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

  INVESTMENT OBJECTIVES

The Portfolio seeks as a primary objective to provide a high level of current income by investing primarily in U.S. government securities and other fixed-income securities. As a secondary objective, the Portfolio seeks capital appreciation but only when consistent with its primary objective.

  PRINCIPAL INVESTMENT STRATEGIES

INCOME

An investment objective having the goal of selecting securities to pay out income.

The Portfolio will normally invest at least 80% of its assets in (i) U.S. government securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, (ii) debt securities (including zero coupon securities and asset-backed securities) rated at the time of purchase within the four highest bond rating categories ("investment grade") by Moody's or S&P, or, if not rated, determined to be of comparable quality by the Investment Adviser and (iii) Yankee government bonds rated at the time of purchase within the four highest rating categories of by Moody's or S&P or, if not rated, determined to be of comparable quality by the Investment Adviser. The Portfolio may use derivative instruments as discussed below. These derivative instruments will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

The Portfolio may also invest up to 20% of its net assets in debt securities rated below investment grade by Moody's or S&P or, if not rated, determined to be of comparable quality by the Investment Adviser. Securities rated below investment grade are commonly known as "junk bonds."

The Portfolio may also invest in securities of foreign issuers, including issuers located in emerging market or developing countries.

The Portfolio is not limited as to the maturities of the U.S. Government and other debt securities in which it may invest.

In making investment decisions for the Portfolio, the Investment Adviser considers both domestic and international economic developments, interest rate trends and other factors. The Investment Adviser evaluates technical considerations such as the relative supply of and demand for corporate notes and U.S. Treasury and agencies issues before it decides upon an asset allocation. Similarly, the assessment of the strength of individual companies that issue corporate debt and the overall country risk of sovereign debt obligations contribute to the decision-making process.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps and other related instruments and techniques. The Portfolio may also use forward foreign currency exchange contracts, which are also derivatives, in connection with its investments in foreign securities.

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Mortgage-Backed Securities. Certain of the securities in which the Portfolio may invest are mortgage-backed securities. One type of mortgage-backed security in which the Portfolio may invest is a mortgage pass-through security. These securities represent a participation interest in a pool of mortgage loans originated by U.S. Governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.

Collateralized Mortgage Obligations. CMOs are debt obligations collateralized by Mortgage Assets. Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a fixed or floating rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of CMO.

Asset-Backed Securities. Asset-backed securities apply the securitization techniques used to develop mortgage-backed securities to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are pooled and securitized in pass-through structures similar to pass-through structures developed with respect to mortgage securitizations.

Foreign and Emerging Market Securities. The Portfolio may invest in securities of foreign issuers, including issuers located in emerging market or developing countries. Securities of such foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The Portfolio will limit its investments in non-U.S. dollar-denominated securities to 30% of the Portfolio's assets.

Borrowing. In seeking to increase income, the Portfolio may borrow to purchase securities. Such borrowing may not exceed 25% of the Portfolio's assets.

Public Bank Loans. The Portfolio may invest up to 20% of its assets in public bank loans made by banks or other financial institutions. These public bank loans may be rated investment grade or below investment grade. Public bank loans are privately negotiated loans for which information about the issuer has been made publicly available. Public bank loans are not registered under the Securities Act of 1933 and are not publicly traded. Bank loans are usually second lien loans, which are lower in priority to senior loans, but have seniority in a company's capital structure to other liabilities, so that the company is required to pay down these second lien loans prior to other lower-ranked claims on their assets. Bank loans normally pay interest at floating rates, and as a result, may protect investors from increases in interest rates.

Other Investments. In addition, the Portfolio may invest in stripped mortgage-backed securities ("SMBS"), inverse floating rate obligations ("inverse floaters") and commercial mortgage-backed securities ("CMBS"). For more information, see the "Additional Investment Strategy

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Information" section. The Portfolio may also invest in convertible securities, which are securities that pay dividends or interest and may be converted into common stock.

In pursuing the Portfolio's investment objectives, the Investment Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis and which trading strategies it uses. For example, the Investment Adviser in its discretion may determine to use some permitted trading strategies while not using others.

  ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.

Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class).

Inverse Floaters. Inverse floating rate obligations are obligations which pay interest at rates that vary inversely with changes in market rates of interest. Because the interest rate paid to holders of such obligations is generally determined by subtracting a variable or floating rate from a predetermined amount, the interest rate paid to holders of such obligations will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases.

Commercial Mortgage-Backed Securities. CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of their remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property. An extension of a final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds.

Defensive Investing. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with its principal investment strategies when the Investment Adviser believes it advisable to do so.

Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objectives.

* * *

The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to

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fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

  PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and yield will fluctuate with changes in the market value and/or yield of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities (which are purchased at a discount and generally accrue interest, but make no payment until maturity) are typically subject to greater price fluctuations than comparable securities that pay interest).

U.S. Government Securities. The U.S. government securities that the Portfolio may purchase include U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government. In addition, the Portfolio may purchase securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association ("Ginnie Mae") and the Federal Housing Administration. The Portfolio may also purchase securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal Home Loan Banks. In September 2008, the U.S. Treasury Department announced that the U.S. Government would be taking over Freddie Mac and Fannie Mae and placing the companies into a conservatorship. In addition, the U.S. Treasury announced additional steps that it intended to take with respect to the debt and mortgage-backed securities issued by Fannie Mae and Freddie Mac in order to support the conservatorship. No assurance can be given that these initiatives will be successful. Further, the Portfolio may purchase securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System. Because these securities are not backed by the full faith and credit of the United States, there is a risk that the U.S. Government will not provide financial support to these agencies if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Mortgage-Backed Securities. Mortgage-backed securities have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases

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during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time, as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Portfolio to invest the proceeds at generally lower interest rates.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Adviser, could reduce the Portfolio's yield, increase the volatility of the Portfolio and/or cause a decline in net asset value. Certain mortgage-backed securities in which the Portfolio may invest may be more volatile and less liquid than other traditional types of debt securities.

The Portfolio may invest in mortgage pass-through securities that are issued or guaranteed by the U.S. Government. These securities are either direct obligations of the U.S. Government or the issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations although the U.S. Treasury is not legally required to extend credit to the agency or instrumentality. Certain of the U.S. government securities purchased by the Portfolio are not backed by the full faith and credit of the United States and there is a risk that the U.S. Government will not provide financial support to these agencies if it is not obligated to do so by law. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

To the extent the Portfolio invests in mortgage securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Portfolio may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to the Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Collateralized Mortgage Obligations. The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the

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underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Fund could sustain a loss.

Asset-Backed Securities. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates, although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

Lower Rated Fixed-Income Securities ("Junk Bonds") and Restricted Securities. The Portfolio's investments in fixed-income securities rated lower than investment grade, or if unrated, of comparable quality as determined by the Investment Adviser, otherwise known as "junk bonds," pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. Many junk bonds are issued as Rule 144A securities. Rule 144A securities could have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolio to sell certain securities.

Foreign and Emerging Market Securities. The Portfolio's investment in foreign securities involves risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted and redemption proceeds are paid in U.S. dollars, the Portfolio may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer

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of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

The foreign securities in which the Portfolio may invest may be issued by issuers located in emerging market or developing countries. Compared to the United States and other developed countries, emerging market or developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

Investments in sovereign debt such as Yankee government bonds are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

In connection with its investments in foreign securities, the Portfolio also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Portfolio may use cross currency hedging or

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proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Hedging the Portfolio's currency risks involves the risk of mismatching the Portfolio's objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts.

Maturity and Duration. Traditionally, a debt security's term-to-maturity has been used as an indicator for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

Duration is a measure of the expected life of a fixed-income security that was developed as a more precise measure of interest rate sensitivity than term-to-maturity. A portfolio with a lower average duration generally should experience less price volatility in response to changes in interest rates than a portfolio with a higher average duration. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Investment Adviser in the selection of fixed-income securities. Duration takes the length of the time intervals between the present time and the time that the interest and the principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed-income security with interest payments occurring prior to the payment of principal, duration is always less than maturity.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities generally is 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Investment Adviser will use analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

Borrowing. The Portfolio may borrow money to purchase securities. To the extent that the Portfolio engages in such practice it may be leveraged. Leveraging generally exaggerates the effect on net asset value of any increase or decrease in the market value of the Portfolio's investments.

Public Bank Loans. Certain public bank loans are illiquid, meaning the Portfolio may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. To the extent a bank loan has been deemed illiquid, it will be subject to the Portfolio's restrictions on investment in illiquid securities. The secondary market for bank loans may be subject to irregular trading

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activity, wide bid/ask spreads and extended trade settlement periods. Bank loans are subject to the risk of default in the payment of interest or principal on a loan, which will result in a reduction of income to the Portfolio, and a potential decrease in the Portfolio's net asset value. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. Bank loans that are rated below investment grade share the same risks of other below investment grade securities. Because public bank loans usually rank lower in priority of payment to senior loans, they present a greater degree of investment risk due to the fact that the cash flow or other property of the borrower securing the bank loan may be insufficient to meet scheduled payments after meeting the payment obligations of the senior secured obligations of the borrower. These bank loans may exhibit greater price volatility as well.

Derivatives. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Investment Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

The derivative instruments and techniques that the Portfolio may principally use include:

Futures. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Portfolio's initial investment in such contracts.

Options. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium paid by the Portfolio. If the Portfolio sells an option, it sells to another person the right to buy from or sell to the Portfolio a specific

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amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium received by the Portfolio. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected. The Portfolio's use of swaps may include those based on the credit of an underlying security and commonly referred to as "credit default swaps." Where the Portfolio is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default by a third party on the debt obligation. If no default occurs, the Portfolio would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation.

Other Risks. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with its investments in SMBS, inverse floaters, CMBS and convertible securities. For more information about these risks, see the "Additional Risk Information" section.

  ADDITIONAL RISK INFORMATION

This section provides additional information relating to the risks of investing in the Portfolio.

Stripped Mortgage-Backed Securities. Investments in each class of stripped mortgage-backed securities are extremely sensitive to changes in interest rates. IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of prepayment decreases. If the Fund invests in stripped mortgage-backed securities and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment.

Inverse Floaters. Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income

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securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

Commercial Mortgage-Backed Securities. CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

Convertible Securities. The Portfolio's investments in convertible securities may subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

  PORTFOLIO MANAGEMENT

MORGAN STANLEY INVESTMENT ADVISORS INC.

The Investment Adviser, together with its affiliated asset management companies, had approximately $395.3 billion in assets under management or supervision as of December 31, 2009.

The Fund has retained the Investment Adviser—Morgan Stanley Investment Advisors Inc.—to provide investment advisory services to the Fund pursuant to an investment advisory agreement (the "Investment Advisory Agreement"). The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 522 Fifth Avenue, New York, New York 10036.

The Portfolio is managed by members of the Taxable Fixed Income team. The team consists of portfolio managers and analysts. The current member of the team primarily responsible for the day-to-day management of the Portfolio are Virginia Keehan, Joseph Mehlman and Christian G. Roth.

Ms. Keehan has been associated with the Investment Adviser in an investment management capacity since 2004. Mr. Mehlman has been associated with the Investment Adviser in an investment management capacity since 2002. Mr. Roth has been associated with the Investment Adviser and/or its advisory affiliates in an investment management capacity since 1991.

All team members are responsible for the execution of the overall strategy of the Portfolio.

The Fund's Statement of Additional Information ("SAI") provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the team may change from time to time.

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The Portfolio pays the Investment Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2009, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.42% of the Portfolio's average daily net assets.

A discussion regarding the Board of Trustees' approval of the Investment Advisory Agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2009.

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Shareholder Information

  PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange ("NYSE") is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

If the Investment Adviser determines that it is in the best interest of the Portfolio not to pay redemption proceeds in cash, and subject to applicable agreements with life insurance companies and other qualified investors, the Portfolio may pay a portion or all of a redemption by distributing securities held by the Portfolio. Such in-kind securities may be illiquid and difficult or impossible to sell at a time and at a price that a shareholder would like. In addition, shareholders receiving distributions in-kind may incur brokerage costs when subsequently selling shares of those securities.

  FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners are referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of Portfolio shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

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Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price-arbitrage"). Investments in certain fixed-income securities, such as junk bonds, may be adversely affected by price arbitrage trading strategies.

The Portfolio's policies with respect to valuing portfolio securities are described below in "Pricing Portfolio Shares."

The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies to monitor frequent short-term trading by contract owners. However, the Portfolio or the distributor has entered into agreements with insurance companies whereby the insurance companies are required to provide certain contract owner identification and transaction information upon the Portfolio's request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.

  PRICING PORTFOLIO SHARES

The price of Portfolio shares, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day that the NYSE is open (or, on days when the NYSE closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the NYSE is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair

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18

value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended, the Portfolio's net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

  DISTRIBUTIONS

The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns interest from fixed-income investments. These amounts are passed along to the Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income and capital gains distributions, if any, are declared and paid at least once per year.

  TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

  PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's SAI.

  ADDITIONAL INFORMATION

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated broker-dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale, distribution, marketing or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's SAI.

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19

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class X shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The ratio of expenses to average net assets listed in the tables below are based on the average net assets of the Portfolio for each of the periods listed in the tables. To the extent that the Portfolio's average net assets decrease over the Portfolio's next fiscal year, such expenses can be expected to increase because certain fixed costs will be spread over a smaller amount of assets.

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the SAI from the Fund's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

For the Year ended December 31,	2009		2008		2007	2006	2005
Selected Per Share Data:
Net asset value beginning of period	$9.45		$10.56		$10.51	$10.49	$10.68
Net investment income(a)	0.57		0.53		0.53	0.51	0.51
Net realized and unrealized gain (loss)	1.50		(1.46)		0.08	0.05	(0.15)
Total from investment operations	2.07		(0.93)		0.61	0.56	0.36
Dividends to shareholders	(0.53)		(0.18)		(0.56)	(0.54)	(0.55)
Net asset value end of period	$10.99		$9.45		$10.56	$10.51	$10.49
Total Return(b)	22.57%		(8.92)%		5.99%	5.69%	3.33%
Ratios to Average Net Assets(c)
Expenses	0.56	%(d)	0.55	%(d)	0.55%	0.56%	0.54%
Net investment income	5.64	%(d)	5.34	%(d)	5.02%	4.95%	4.80%
Rebate from Morgan Stanley affiliate	0.00	%(e)	0.00	%(e)	—	—	—
Supplemental Data:
Net assets end of period (000's)	$114,488		$109,833		$155,879	$183,594	$235,256
Portfolio turnover rate	75%		55%		125%	38%	57%

(a)  The per share amounts were computed using an average number of shares outstanding during the period.

(b)  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these additional charges, the total returns would be lower.

(c)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

(d)  The ratio reflects the rebate of certain Portfolio expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate".

(e)  Amount is less than 0.005%.

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20

Morgan Stanley Variable Investment Series

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's Annual and Semiannual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Portfolio. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Fund's Annual Report, Semiannual Report or Statement of Additional Information to request information about the Portfolio or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/im.

  YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Smith Barney Financial Advisor or by visiting our Internet site.

  INFORMATION ABOUT THE FUND (including the Statement of Additional Information) can be viewed and copied at the SEC Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund and the Portfolio are available on the EDGAR Database on the SEC's Internet site at: www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS ■ APRIL 30, 2010

VARIABLE INVESTMENT SERIES

THE LIMITED DURATION PORTFOLIO

  Class X

Morgan Stanley Variable Investment Series is a mutual fund comprised of 13 separate portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the Limited Duration Portfolio (the "Portfolio") are being offered.

Shares of the Portfolio are sold exclusively to certain life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of variable life insurance or variable annuity contracts.

This Prospectus must be accompanied by a current prospectus for the variable life insurance and/or variable annuity contract issued by your insurance company.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Contents

Portfolio Summary	INVESTMENT OBJECTIVE	1

	FEES AND EXPENSES OF THE PORTFOLIO	1

	PORTFOLIO TURNOVER	1

	PRINCIPAL INVESTMENT STRATEGIES	1

	PRINCIPAL RISKS	1

	PAST PERFORMANCE	2

	INVESTMENT ADVISER	2

	PURCHASE AND SALE OF PORTFOLIO SHARES	3

	TAX INFORMATION	3

	PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	3

Portfolio Details	ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENT OBJECTIVE, STRATEGIES AND RISKS	4

	PORTFOLIO MANAGEMENT	13

Shareholder Information	PURCHASES AND SALES OF PORTFOLIO SHARES	14

	FREQUENT PURCHASES AND REDEMPTIONS	14

	PRICING PORTFOLIO SHARES	15

	DISTRIBUTIONS	16

	TAX CONSEQUENCES	16

	PORTFOLIO HOLDINGS INFORMATION	16

	ADDITIONAL INFORMATION	17

Financial Highlights		18

This Prospectus contains important information about the Limited Duration Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

Portfolio Summary

Investment Objective

The Portfolio seeks to provide a high level of current income, consistent with the preservation of capital.

Fees and Expenses of the Portfolio

The table below briefly describes the fees and expenses that you may pay if you buy and hold Class X shares of the Portfolio. Total annual Portfolio operating expenses in the table and the Example below do not reflect the impact of any charges by your insurance company. If they did, expenses would be higher.

Annual Portfolio Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Advisory fee	0.30%
Distribution and service (12b-1) fees	None
Other expenses	0.19%
Total annual Portfolio operating expenses	0.49%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

Expenses Over Time
1 Year	3 Years	5 Years	10 Years
$50	$157	$274	$616

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Total annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 105% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio will normally invest at least 65% of its assets in securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities (including zero coupon securities), investment grade mortgage-backed securities, including collateralized mortgage obligations ("CMOs"), and investment grade corporate and other types of bonds. In selecting portfolio investments to purchase or sell, the "Investment Adviser," Morgan Stanley Investment Advisors Inc., considers both domestic and international economic developments, interest rate levels, the steepness of the yield curve and other factors, and seeks to maintain an overall average duration for the Portfolio's portfolio of three years or less. The Portfolio may use derivative instruments as discussed below. These derivative instruments will be counted toward the 65% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

The Portfolio may invest in securities of foreign issuers, including issuers located in emerging market or developing countries. Securities of such foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The Portfolio will limit its investments in non-U.S. dollar-denominated securities to 20% of the Portfolio's assets.

The mortgage-backed securities in which the Portfolio may invest include mortgage pass-through securities which represent a participation interest in a pool of mortgage loans originated by U.S. governmental or private lenders such as banks. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). The Portfolio may also invest in asset-backed securities. Asset-backed securities apply the securitization techniques used to develop mortgage-backed securities to a broad range of other assets.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as futures, options and swaps and other related instruments and techniques. The Portfolio may utilize forward foreign currency exchange contracts, which are also derivatives, in connection with its investments in foreign securities.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing

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1

in this Portfolio. The principal risks of investing in the Portfolio include:

•  Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. In addition, a portion of the Fund's securities may be rated below investment grade, commonly known as "junk bonds," and may have speculative risk characteristics.

•  Mortgage-Backed Securities. Mortgage-backed securities entail prepayment risk, which generally increases during a period of falling interest rates. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Portfolio. The risk of such defaults is generally higher in the case of mortgagepools that include subprime mortgages.

•  CMOs. CMOs are comprised of various tranches, the expected cash flows on which have varying degrees of predictability as compared with the underlying mortgage loans or mortgage pass-through securities. The less predictable the cash flow, the higher the yield and the greater the risk. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Portfolio could sustain a loss.

•  Asset-Backed Securities. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

•  Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. Hedging the Portfolio's currency risks through forward foreign currency exchange contracts involves the risk of mismatching the Portfolio's objectives under a forward foreign currency exchange contract with the value of securities denominated in a particular currency. There is additional risk that such transactions reduce or preclude the opportunity for gain and that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated.

•  Derivatives. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

Past Performance

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class X shares from year to year and by showing how the average annual returns of the Portfolio's Class X shares for the one, five and 10 year periods compare with those of a broad measure of market performance over time. This performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower. The Portfolio's past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 869-NEWS.

Annual Total Returns—Calendar Years

Best Quarter (ended September 30, 2001): 3.61%
Worst Quarter (ended March 31, 2008): –6.94%

Average Annual Total Returns For Periods Ended December 31, 2009

	Past 1 Year	Past 5 Years	Past 10 Years
The Limited Duration Portfolio	5.76%	–0.32%	1.83%
Barclays Capital U.S. Credit Index (1-5 Year) (reflects no deduction for fees, expenses, or taxes)[1]	13.52%	4.79%	5.86%

(1)  The Barclays Capital U.S. Credit Index (1-5 Year) includes U.S. corporate and specified foreign debentures and secured notes with maturities of one to five years. It is not possible to invest directly in an index.

Investment Adviser

Investment Adviser. Morgan Stanley Investment Advisors Inc.

Portfolio Managers. The Portfolio is managed by members of the Taxable Fixed Income team. Information about the current members of the Taxable Fixed Income team jointly and primarily

VIS — The Limited Duration Portfolio
2

responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Investment Adviser	Date Began Managing Portfolio
Virginia Keehan	Vice President	November 2008

Joseph Mehlman	Executive Director	May 2008

Jaidip Singh	Executive Director	May 2008

Purchase and Sale of Portfolio Shares

This Prospectus offers Class X shares of the Limited Duration Portfolio. The Portfolio also offers Class Y shares of the Portfolio through a separate prospectus. Class Y shares are subject to different expenses. For eligibility information, contact your insurance company.

Portfolio shares will be sold at the net asset value ("NAV") next determined after we receive your redemption request.

The Portfolio offers its shares only to insurance companies separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

For more information, please refer to the "Shareholder Information—Purchases and Sales of Portfolio Shares" section of this Prospectus.

Tax Information

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Portfolio and federal income taxation of owners of variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Portfolio through an insurance company or other financial intermediary, which may be affiliated or unaffiliated with the Investment Adviser, the Investment Adviser and/or the Portfolio's distributor may pay (out of their own funds and not as an expense of the Portfolio) the intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the insurance company or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

www.morganstanley.com/im

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3

Portfolio Details

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

  INVESTMENT OBJECTIVE

The Portfolio seeks to provide a high level of current income, consistent with the preservation of capital.

  PRINCIPAL INVESTMENT STRATEGIES

INCOME

An investment objective having the goal of selecting securities to pay out income rather than rise in value.

The Portfolio will normally invest at least 65% of its assets in securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities (including zero coupon securities), investment grade mortgage-backed securities, including collateralized mortgage obligations, and investment grade corporate and other types of bonds. In selecting portfolio investments to purchase or sell, the Investment Adviser considers both domestic and international economic developments, interest rate levels, the steepness of the yield curve and other factors, and seeks to maintain an overall average duration for the Portfolio's portfolio of three years or less.

The Portfolio may also use derivative instruments as discussed below. These derivative instruments will be counted toward the 65% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Mortgage-Backed Securities. Certain of the securities in which the Portfolio may invest are mortgage-backed securities. One type of mortgage-backed security in which the Portfolio may invest is a mortgage pass-through security. These securities represent a participation interest in a pool of residential mortgage loans originated by U.S. governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.

Collateralized Mortgage Obligations. CMOs are debt obligations collateralized by Mortgage Assets. Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a fixed or floating rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of CMO.

Asset-Backed Securities. Asset-backed securities apply the securitization techniques used to develop mortgage-backed securities to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are pooled and

VIS — The Limited Duration Portfolio
4

securitized in pass-through structures similar to pass-through structures developed with respect to mortgage securitizations.

Foreign and Emerging Market Securities. The Portfolio may invest in securities of foreign issuers, including issuers located in emerging market or developing countries. Securities of such foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The Portfolio will limit its investments in non-U.S. dollar-denominated securities to 20% of the Portfolio's assets.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as futures, options and swaps and other related instruments and techniques. The Portfolio may also use forward foreign currency exchange contracts, which are also derivatives, in connection with its investments in foreign securities.

Other Investments. In addition, the Portfolio may invest in stripped mortgage-backed securities, inverse floaters, commercial mortgage-backed securities, restricted securities and lower rated fixed-income securities. For more information, see the "Additional Investment Strategy Information" section.

In pursuing the Portfolio's investment objective, the Investment Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis and which trading strategies it uses. For example, the Investment Adviser in its discretion may determine to use some permitted trading strategies while not using others.

  ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.

Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class).

Inverse Floaters. Inverse floating rate obligations are obligations which pay interest at rates that vary inversely with changes in market rates of interest. Because the interest rate paid to holders of such obligations is generally determined by subtracting a variable or floating rate from a predetermined amount, the interest rate paid to holders of such obligations will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases.

Commercial Mortgage-Backed Securities. CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls,

VIS — The Limited Duration Portfolio
5

multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of their remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property. An extension of a final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds.

Lower Rated Fixed-Income Securities ("Junk Bonds") and Restricted Securities. The Portfolio's investments may also include "Rule 144A" fixed-income securities, which are subject to resale restrictions. Up to 5% of the Portfolio's net assets may be invested in fixed-income securities rated lower than investment grade, or if unrated, are of comparable quality as determined by the Investment Adviser (commonly known as "junk bonds").

Defensive Investing. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with its principal investment strategies when the Investment Adviser believes it advisable to do so.

Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objective.

* * *

The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

  PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and yield will fluctuate with changes in the market value and/or yield of its portfolio securities. Neither the value nor the yield of the U.S. government securities that the Portfolio invests in (or the value or yield of the Portfolio's shares) is guaranteed by the U.S. Government. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Fixed-Income Securities. All fixed-income securities, such as bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price

VIS — The Limited Duration Portfolio
6

fluctuations than comparable securities that pay interest.) Certain of the Portfolio's investments may have speculative characteristics.

Maturity and Duration. Traditionally, a debt security's term-to-maturity has been used as an indicator for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Accordingly, a rise in the general level of interest rates may cause the price of the Portfolio's fixed-income securities to fall substantially.

Duration is a measure of the expected life of a fixed-income security that was developed as a more precise measure of interest rate sensitivity than term-to-maturity. A portfolio with a lower average duration generally should experience less price volatility in response to changes in interest rates than a portfolio with a higher average duration. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Investment Adviser in the selection of fixed income securities. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed-income security with interest payments occurring prior to the payment of principal, duration is always less than maturity.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities generally is 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Investment Adviser will use analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

Mortgage-Backed Securities. Mortgage-backed securities in which the Portfolio may invest have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time, as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Portfolio to invest the proceeds at generally lower interest rates.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Adviser, could reduce the Portfolio's yield, increase the volatility of the Portfolio and/or cause a decline in net asset value.

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Mortgage-backed securities, especially privately issued mortgage-backed securities, are more volatile and less liquid than other traditional types of securities.

The Portfolio may invest in mortgage pass-through securities that are issued or guaranteed by the U.S. Government. These securities are either direct obligations of the U.S. Government or the issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations although the U.S. Treasury is not legally required to extend credit to the agency or instrumentality. Certain of the U.S. government securities purchased by the Portfolio are not backed by the full faith and credit of the United States and there is a risk that the U.S. Government will not provide financial support to these agencies if it is not obligated to do so by law. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

To the extent a Portfolio invests in mortgage securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Portfolio may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to a Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Collateralized Mortgage Obligations. The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Portfolio could sustain a loss.

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Asset-Backed Securities. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates, although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

Foreign and Emerging Market Securities. The Portfolio's investment in foreign securities involves risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted and redemption proceeds are paid in U.S. dollars, the Portfolio may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting on a sovereign debt that a government does not pay or bankruptcy proceeding by which all or part of the sovereign debt that a government entity has not repaid may be collected.

The foreign securities in which the Portfolio may invest may be issued by issuers located in emerging market or developing countries. Compared to the United States and other developed countries, emerging market or developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of

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securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them to any voting rights with respect to the deposited securities.

In connection with its investments in foreign securities, the Portfolio also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Hedging the Portfolio's currency risks involves the risk of mismatching the Portfolio's objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts.

Derivatives. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been

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leveraged. Although the Investment Adviser seeks to use derivatives to further the Portfolio's investment objective, there is no assurance that the use of derivatives will achieve this result.

The derivative instruments and techniques that the Portfolio may principally use include:

Futures. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Portfolio's initial investment in such contracts.

Options. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium paid by the Portfolio. If the Portfolio sells an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium received by the Portfolio. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected. The Portfolio's use of swaps may include those based on the credit of an underlying security and commonly referred to as "credit default swaps." Where the Portfolio is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default by a third party on the debt obligation. If no default occurs, the Portfolio would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit

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from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation.

Other Risks. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with its investments in stripped mortgage-backed securities, inverse floaters, commercial mortgage-backed securities, restricted securities and lower rated fixed-income securities. For more information about these risks, see the "Additional Risk Information" section.

  ADDITIONAL RISK INFORMATION

This section provides additional information relating to the risks of investing in the Portfolio.

Stripped Mortgage-Backed Securities. Investments in each class of SMBS are extremely sensitive to changes in interest rates. IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of prepayment decreases. If the Portfolio invests in SMBS and interest rates move in a manner not anticipated by Portfolio management, it is possible that the Portfolio could lose all or substantially all of its investment.

Inverse Floaters. Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

Commercial Mortgage-Backed Securities. CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

Lower Rated Fixed-Income Securities and Restricted Securities. The Portfolio's investments in lower rated fixed-income securities, otherwise known as "junk bonds," pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. Many junk bonds are issued as Rule 144A securities. Rule 144A securities could have

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the effect of increasing the level of Portfolio illiquidity to the extent a Portfolio may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolio to sell certain securities.

  PORTFOLIO MANAGEMENT

MORGAN STANLEY INVESTMENT
ADVISORS INC.

The Investment Adviser, together with its affiliated asset management companies, had approximately $395.3 billion in assets under management or supervision as of December 31, 2009.

The Fund has retained the Investment Adviser—Morgan Stanley Investment Advisors Inc.—to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 522 Fifth Avenue, New York, New York 10036.

The Portfolio is managed by members of the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Virginia Keehan, Joseph Mehlman and Jaidip Singh.

Ms. Keehan has been associated with the Investment Adviser in an investment management capacity since 2004. Mr. Mehlman has been associated with the Investment Adviser in an investment management capacity since 2002. Mr. Singh has been associated with the Investment Adviser in an investment management capacity since 1996.

All team members are responsible for the execution of the overall strategy of the Portfolio.

The Fund's Statement of Additional Information ("SAI") provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the team may change from time to time.

The Portfolio pays the Investment Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2009, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.30% of the Portfolio's average daily net assets.

A discussion regarding the Board of Trustees' approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2009.

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Shareholder Information

  PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange ("NYSE") is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

If the Investment Adviser determines that it is in the best interest of the Portfolio not to pay redemption proceeds in cash, and subject to applicable agreements with life insurance companies and other qualified investors, the Portfolio may pay a portion or all of a redemption by distributing securities held by the Portfolio. Such in-kind securities may be illiquid and difficult or impossible to sell at a time and at a price that a shareholder would like. In addition, shareholders receiving distributions in-kind may incur brokerage costs when subsequently selling shares of those securities.

  FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners are referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of Portfolio shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

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Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price-arbitrage"). Investments in certain fixed-income securities, such as junk bonds, may be adversely affected by price arbitrage trading strategies.

The Portfolio's policies with respect to valuing portfolio securities are described below in "Pricing Portfolio Shares."

The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies to monitor frequent short-term trading by contract owners. However, the Portfolio or the distributor has entered into agreements with insurance companies whereby the insurance companies are required to provide certain contract owner identification and transaction information upon the Portfolio's request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.

  PRICING PORTFOLIO SHARES

The price of Portfolio shares, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day that the NYSE is open (or, on days when the NYSE closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the NYSE is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees.

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In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to purchase or sell their shares.

To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended, the Portfolio's net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

  DISTRIBUTIONS

The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns interest from fixed-income investments. These amounts are passed along to Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income and capital gains distributions, if any, are declared and paid at least once per year.

  TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

  PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's SAI.

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  ADDITIONAL INFORMATION

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated broker-dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale, distribution, marketing or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's SAI.

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Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class X shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The ratio of expenses to average net assets listed in the tables below are based on the average net assets of the Portfolio for each of the periods listed in the tables. To the extent that the Portfolio's average net assets decrease over the Portfolio's next fiscal year, such expenses can be expected to increase because certain fixed costs will be spread over a smaller amount of assets.

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the SAI from the Fund's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

For the Year Ended December 31,	2009		2008		2007	2006	2005
Selected Per Share Data:
Net asset value beginning of period	$7.76		$9.27		$9.49	$9.54	$9.74
Net investment income(a)	0.20		0.36		0.47	0.40	0.31
Net realized and unrealized gain (loss)	0.24		(1.72)		(0.19)	0.00	(0.13)
Total from investment operations	0.44		(1.36)		0.28	0.40	0.18
Dividends to shareholders	(0.36)		(0.15)		(0.50)	(0.45)	(0.38)
Net asset value end of period	$7.84		$7.76		$9.27	$9.49	$9.54
Total Return(b)	5.76%		(14.91)%		2.95%	4.28%	1.87%
Ratios to Average Net Assets:(c)
Expenses	0.49	%(d)	0.48	%(d)	0.47%	0.47%	0.45%
Net investment income	2.61	%(d)	4.27	%(d)	4.95%	4.18%	3.17%
Rebate from Morgan Stanley affiliate	0.00	%(e)	0.01%		—	—	—
Supplemental Data:
Net assets end of period (000's)	$16,889		$16,405		$26,214	$34,047	$42,872
Portfolio turnover rate	105%		54%		49%	51%	56%

(a)  The per share amounts were computed using an average number of shares outstanding during the period.

(b)  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these additional charges, the total returns would be lower.

(c)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

(d)  The ratio reflects the rebate of certain Portfolio expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate".

(e)  Amount is less than 0.005%.

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Morgan Stanley Variable Investment Series

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's Annual and Semiannual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Portfolio. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Fund's Annual Report, Semiannual Report or Statement of Additional Information, to request information about the Portfolio or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/im.

  YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Smith Barney Financial Advisor or by visiting our Internet site.

  INFORMATION ABOUT THE FUND (including the Statement of Additional Information) can be viewed and copied at the SEC Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund and the Portfolio are available on the EDGAR Database on the SEC's Internet site at: www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS ■ APRIL 30, 2010

VARIABLE INVESTMENT SERIES

THE MONEY MARKET PORTFOLIO

Class X

Morgan Stanley Variable Investment Series is a mutual fund comprised of 13 separate portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the Money Market Portfolio (the "Portfolio") are being offered.

Shares of the Portfolio are sold exclusively to certain life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of variable life insurance or variable annuity contracts.

This Prospectus must be accompanied by a current prospectus for the variable life insurance and/or variable annuity contract issued by your insurance company.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Contents

Portfolio Summary	INVESTMENT OBJECTIVES	1

	FEES AND EXPENSES OF THE PORTFOLIO	1

	PRINCIPAL INVESTMENT STRATEGIES	1

	PRINCIPAL RISKS	1

	PAST PERFORMANCE	1

	INVESTMENT ADVISER	2

	PURCHASE AND SALE OF PORTFOLIO SHARES	2

	TAX INFORMATION	2

	PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	2

Portfolio Details	ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENT OBJECTIVES, STRATEGIES AND RISKS	3

	PORTFOLIO MANAGEMENT	5

Shareholder Information	PURCHASES AND SALES OF PORTFOLIO SHARES	6

	FREQUENT PURCHASES AND REDEMPTIONS	6

	PRICING PORTFOLIO SHARES	6

	DISTRIBUTIONS	7

	TAX CONSEQUENCES	7

	PORTFOLIO HOLDINGS INFORMATION	7

	ADDITIONAL INFORMATION	7

Financial Highlights		8

This Prospectus contains important information about the Money Market Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

Portfolio Summary

Investment Objectives

The Portfolio seeks high current income, preservation of capital and liquidity.

Fees and Expenses of the Portfolio

The table below briefly describes the fees and expenses that you may pay if you buy and hold Class X shares of the Portfolio. Total annual Portfolio operating expenses in the table and the Example below do not reflect the impact of any charges by your insurance company. If they did, expenses would be higher.

Annual Portfolio Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Advisory fee	0.45%
Distribution and service (12b-1) fees	None
Other expenses	0.11%
Total annual Portfolio operating expenses*	0.56%
Fee waiver and/or expense reimbursement*	0.19%
Total annual Portfolio operating expenses after fee waiver and/or expense reimbursement*	0.37%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

Expenses Over Time
1 Year	3 Years	5 Years	10 Years
$38	$119	$208	$468

*  The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., is currently waiving or reimbursing all or a portion of the Portfolio's advisory fees and/or other expenses to the extent that total expenses exceed total income on a daily basis. The fee waivers and/or expense reimbursements are expected to continue until such time as the Fund's Board of Trustees acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems such action is appropriate.

Principal Investment Strategies

The Portfolio seeks to maintain a stable net asset value of $1.00 per share by investing in high quality, short-term debt obligations. The Portfolio's money market investments may include commercial paper, corporate obligations, debt obligations of U.S. regulated banks and instruments secured by those obligations (these investments include certificates of deposit), Eurodollar certificates of deposit, certificates of deposit of savings banks and savings and loan organizations, debt obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, including securities guaranteed under the FDIC Temporary Liquidity Guarantee Program, asset-backed securities and repurchase agreements.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objectives. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, if it is unable to do so, it is possible to lose money by investing in the Portfolio. The principal risks of investing in the Portfolio include:

• Debt Obligations. Debt obligations, such as bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates.

• Asset-Backed Securities. Some asset-backed securities entail prepayment risk, which may vary depending on the type of asset. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and ecomomic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

•  Repurchase Agreements. Repurchase agreements are subject to risks associated with the possibility of default by the seller at a time when the collateral has declined in value, or insolvency of the seller, which may affect the Portfolio's right to control the collateral.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

Past Performance

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class X shares from year to year and by showing the average annual returns of the Portfolio's Class X shares for the one, five and 10 year periods. This performance information does not include the impact of any charges deducted by your insurance company. If it did, returns

VIS — The Money Market Portfolio
1

would be lower. The Portfolio's past performance does not indicate how the Portfolio will perform in the future. Updated performance information, including the Portfolio's current 7-day yield, is available online at www.morganstanley.com/im or by calling toll-free (800) 869-NEWS. For the Portfolio's current 7-day yield, you may call toll-free (800) 869-NEWS.

Annual Total Returns—Calendar Years

Best Quarter (ended December 31, 2000): 1.54%
Worst Quarter (ended June 30, 2009): 0.00%

Average Annual Total Returns For Periods Ended December 31, 2009

	Past 1 Year	Past 5 Years	Past 10 Years
The Money Market Portfolio	0.03%	2.95%	2.74%

Investment Adviser

Investment Adviser. Morgan Stanley Investment Advisors Inc.

Purchase and Sale of Portfolio Shares

This Prospectus offers Class X shares of the Money Market Portfolio. The Portfolio also offers Class Y shares of the Portfolio through a separate prospectus. Class Y shares are subject to different expenses. For eligibility information, contact your insurance company.

Portfolio shares will be sold at the net asset value ("NAV") next determined after we receive your redemption request.

The Portfolio offers its shares only to insurance companies separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

For more information, please refer to the "Shareholder Information—Purchases and Sales of Portfolio Shares" section of this Prospectus.

Tax Information

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Portfolio and federal income taxation of owners of variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Portfolio through an insurance company or other financial intermediary, which may be affiliated or unaffiliated with the Investment Adviser, the Investment Adviser and/or the Portfolio's distributor may pay (out of their own funds and not as an expense of the Portfolio) the intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the insurance company or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

www.morganstanley.com/im

VIS — The Money Market Portfolio
2

Portfolio Details

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

  INVESTMENT OBJECTIVES

The Portfolio seeks high current income, preservation of capital and liquidity.

MONEY MARKET

A portfolio having the goal of selecting securities to provide current income while seeking to maintain a stable share price of $1.00.

YIELD

The Portfolio's yield reflects the actual income the Portfolio pays to you expressed as a percentage of the Portfolio share price. Because the Portfolio's income from its portfolio securities will fluctuate, the income it in turn distributes to you and the Portfolio's yield will vary.

  PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests in high quality, short-term debt obligations. In selecting investments, the Investment Adviser seeks to maintain the Portfolio's share price at $1.00. A mutual fund's share price remaining stable at $1.00 means that the fund would preserve the principal value of the shareholders' investments.

The Portfolio's investments include the following money market instruments:

■ Commercial paper.

■ Corporate obligations.

■ Debt obligations of U.S. regulated banks and instruments secured by those obligations. These investments include certificates of deposit.

■ Eurodollar certificates of deposit.

■ Certificates of deposit of savings banks and savings and loan associations.

■ Debt obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or its instrumentalities, including securities guaranteed under the Federal Deposit Insurance Corporation ("FDIC") Temporary Liquidity Guarantee Program.

■ Asset-backed securities.

■ Repurchase agreements, which may be viewed as a type of secured lending by the Portfolio.

The Portfolio may purchase debt obligations that have fixed, variable or floating rates of interest. The interest rates payable on variable rate or floating rate obligations may fluctuate based upon changes in market rates.

The Portfolio attempts to balance its objectives of high current income, capital preservation and liquidity by investing in securities of varying maturities and risks.

  PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objectives. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, if it is unable to do so, it is possible to lose money by investing in the Portfolio.

Principal risks of investing in the Portfolio are associated with its debt obligation investments. Debt obligations, such as bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates.

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3

Under the FDIC Temporary Liquidity Guarantee Program, the FDIC guarantees the payment of principal and interest on the newly issued senior secured debt of banks, thrift institutions and certain holding companies. The FDIC guarantee of such debt is subject to the full faith and credit of the U.S. government and expires on June 30, 2012.

Asset-Backed Securities Risk. The Portfolio may invest in asset-backed securities. Some asset-backed securities entail prepayment risk, which may vary depending on the type of asset. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and a greater potential for loss when interest rates rise. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal, regulatory and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

Repurchase Agreements. Repurchase agreements are fixed-income securities in the form of agreements backed by collateral. The use of repurchase agreements involves certain risks. For example, if the selling institution defaults on its obligation to repurchase the underlying securities at a time when the value of the securities has declined, the Portfolio may incur a loss upon disposition of them. In the event of an insolvency or bankruptcy by the selling institution, the Portfolio's right to control the collateral could be affected and result in certain costs and delays. Additionally, if the proceeds from the liquidation of such collateral after an insolvency were less than the repurchase price, the Portfolio could suffer a loss. The Portfolio follows procedures that are designed to minimize such risks.

The Investment Adviser actively manages the Portfolio's assets to reduce the risk of losing any principal investment as a result of credit or interest rate risks. The Portfolio's assets are reviewed to maintain or improve creditworthiness. In addition, federal regulations require money market funds to invest only in debt obligations of high quality and short maturities, and repurchase agreements with respect to such obligations.

Any percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any Portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies.

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MORGAN STANLEY INVESTMENT ADVISORS INC.

The Investment Adviser, together with its affiliated asset management companies, had approximately $395.3 billion in assets under management or supervision as of December 31, 2009.

  PORTFOLIO MANAGEMENT

The Fund has retained the Investment Adviser — Morgan Stanley Investment Advisors Inc. — to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 522 Fifth Avenue, New York, New York 10036.

The Portfolio pays the Investment Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2009, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.45% of the Portfolio's average daily net assets.

A discussion regarding the Board of Trustees' approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2009.

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Shareholder Information

  PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange ("NYSE") is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

If the Investment Adviser determines that it is in the best interest of the Portfolio not to pay redemption proceeds in cash, and subject to applicable agreements with life insurance companies and other qualified investors, the Portfolio may pay a portion or all of a redemption by distributing securities held by the Portfolio. Such in-kind securities may be illiquid and difficult or impossible to sell at a time and at a price that a shareholder would like. In addition, shareholders receiving distributions in-kind may incur brokerage costs when subsequently selling shares of those securities.

  FREQUENT PURCHASES AND REDEMPTIONS

Because, as a money market fund, the Portfolio's principal investment strategy is to maintain a stable share price, frequent purchases and redemptions of Portfolio shares by Portfolio shareholders generally do not present risks for other shareholders of the Portfolio. Therefore, the policies and procedures regulating frequent purchases and redemptions adopted by the Fund's Board of Trustees applicable to the other portfolios of the Fund are not applicable with respect to frequent purchases and redemptions of Portfolio shares. We expect the Portfolio to be used by underlying contract owners for short-term investing. However, frequent trading by contract owners can disrupt management of the Portfolio and raise its expenses. Therefore, we may not accept any request for a purchase when we believe that it is being used as a tool for market-timing and we may bar an insurance company whose underlying contract owners trade excessively from making further purchases for an indefinite period.

  PRICING PORTFOLIO SHARES

The price of Portfolio shares, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day that the NYSE is open (or, on days when the NYSE closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the NYSE is closed.

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The Portfolio utilizes amortized cost in determining the value of its portfolio securities. The amortized cost valuation method involves valuing a debt obligation in reference to its acquisition cost rather than market forces.

  DISTRIBUTIONS

The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns interest from fixed-income investments. These amounts are passed along to the appropriate Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

The Portfolio declares and reinvests income dividends, on each day the NYSE is open for business, to shareholders of record as of the close of business the preceding day. These distributions are distributed (or credited to your account) no later than the last business day of each month. Capital gains distributions, if any, are distributed once per calendar year. Net short-term gains may be distributed more frequently.

  TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

  PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's Statement of Additional Information ("SAI").

  ADDITIONAL INFORMATION

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated broker-dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale, distribution, marketing or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's SAI.

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Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class X shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The ratio of expenses to average net assets listed in the tables below are based on the average net assets of the Portfolio for each of the periods listed in the tables. To the extent that the Portfolio's average net assets decrease over the Portfolio's next fiscal year, such expenses can be expected to increase because certain fixed costs will be spread over a smaller amount of assets.

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the SAI from the Fund's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

For the Year Ended December 31,	2009		2008	2007		2006	2005
Selected Per Share Data:
Net asset value beginning of period	$1.00		$1.00	$1.00		$1.00	$1.00
Net investment income(a)	0.000	(e)	0.020	0.050		0.045	0.030
Net realized and unrealized gain (loss)	—		—	—		0.005	—
Total from investment operations	0.000	(e)	0.020	0.050		0.050	0.030
Dividends to shareholders	0.000	(e)	(0.020)	(0.050)		(0.050)	(0.030)
Net asset value end of period	$1.00		$1.00	$1.00		$1.00	$1.00
Total Return(b)	0.03%		2.45%	4.93	%(d)	4.61%	2.79%
Ratios to Average Net Assets:(c)
Expenses	0.40	%(f)(g)	0.57%	0.55%		0.55%	0.54%
Net investment income	0.03	%(f)(g)	2.40%	4.79%		4.53%	2.74%
Supplemental Data:
Net assets end of period (000's)	$84,486		$115,415	$111,478		$132,690	$144,352
Portfolio turnover rate	N/A		N/A	N/A		N/A	N/A

(a)  The per share amounts were computed using an average number of shares outstanding during the period.

(b)  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these additional charges, the total returns would be lower.

(c)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

(d)  The Investment Adviser fully reimbursed the portfolio for losses incurred resulting from the disposal of investments. Without this reimbursement, the total return was 4.79%.

(e)  Amount is less than $0.001.

(f)  Reflects fees paid in connection with the U.S. Treasury Guarantee Program for Money Market Funds. This fee had an effect of 0.04%.

(g)  If the Portfolio had borne all of its expenses that were reimbursed or waived by the Distributor, Investment Adviser and Administrator, the annualized expense and net investment loss ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT LOSS RATIO
December 31, 2009	0.59%	(0.16)%

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8

Morgan Stanley Variable Investment Series

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's Annual and Semiannual Reports to Shareholders. The Fund's Statement of Additional Information also provides additional information about the Portfolio. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Fund's Annual Report, Semiannual Report or Statement of Additional Information, to request information about the Portfolio or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/im.

  YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Smith Barney Financial Advisor or by visiting our Internet site.

  INFORMATION ABOUT THE FUND (including the Statement of Additional Information) can be viewed and copied at the SEC Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund and the Portfolio are available on the EDGAR Database on the SEC's Internet site at: www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS ■ APRIL 30, 2010

VARIABLE INVESTMENT SERIES

THE S&P 500 INDEX PORTFOLIO

Class X

Morgan Stanley Variable Investment Series is a mutual fund comprised of 13 separate portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the S&P 500 Index Portfolio (the "Portfolio") are being offered.

Shares of the Portfolio are sold exclusively to certain life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of variable life insurance or variable annuity contracts.

This Prospectus must be accompanied by a current prospectus for the variable life insurance and/or variable annuity contract issued by your insurance company.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Contents

Portfolio Summary	INVESTMENT OBJECTIVE	1

	FEES AND EXPENSES OF THE PORTFOLIO	1

	PORTFOLIO TURNOVER	1

	PRINCIPAL INVESTMENT STRATEGIES	1

	PRINCIPAL RISKS	1

	PAST PERFORMANCE	2

	INVESTMENT ADVISER	2

	PURCHASE AND SALE OF PORTFOLIO SHARES	2

	TAX INFORMATION	3

	PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	3

Portfolio Details	ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENT OBJECTIVE, STRATEGIES AND RISKS	4

	PORTFOLIO MANAGEMENT	7

Shareholder Information	PURCHASES AND SALES OF PORTFOLIO SHARES	9

	FREQUENT PURCHASES AND REDEMPTIONS	9

	PRICING PORTFOLIO SHARES	10

	DISTRIBUTIONS	11

	TAX CONSEQUENCES	11

	PORTFOLIO HOLDINGS INFORMATION	11

	ADDITIONAL INFORMATION	11

Financial Highlights		12

This Prospectus contains important information about the S&P 500 Index Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

Portfolio Summary

Investment Objective

The Portfolio seeks to provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the Standard & Poor's® 500 Composite Stock Price Index ("S&P 500 Index").

Fees and Expenses of the Portfolio

The table below briefly describes the fees and expenses that you may pay if you buy and hold Class X shares of the Portfolio. Total annual Portfolio operating expenses in the table and the Example below do not reflect the impact of any charges by your insurance company. If they did, expenses would be higher.

Annual Portfolio Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Advisory fee	0.12%
Distribution and service (12b-1) fees	None
Other expenses	0.16%
Total annual Portfolio operating expenses	0.28%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

Expenses Over Time
1 Year	3 Years	5 Years	10 Years
$29	$90	$157	$356

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction. These costs, which are not reflected in Total annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 5% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio will normally invest at least 80% of its assets in common stocks of companies included in the S&P 500 Index. The "Investment Adviser," Morgan Stanley Investment Advisors Inc., "passively" manages the Portfolio's assets by investing in stocks in approximately the same proportion as they are represented in the S&P 500 Index. For example, if the common stock of a specific company represents five percent of the S&P 500 Index, the Investment Adviser typically will invest the same percentage of the Portfolio's assets in that stock. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies representing a significant portion of the market value of all common stocks publicly traded in the United States.

The Investment Adviser seeks a correlation between the performance of the Portfolio, before expenses, and that of the S&P 500 Index of 95% or better. A figure of 100% would indicate perfect correlation.

The Portfolio may use derivative instruments. These derivative instruments will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the stocks included within that policy.

Equity securities in which the Portfolio may invest include common stock and convertible securities.

"Standard & Poor's®," "S&P®," "S&P 500®," "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Portfolio.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

• Common Stock and Other Equity Securities. In general, stock and other equity security values fluctuate, and sometimes widely fluctuate, in response to activities specific to the company as well as general market, economic and political conditions. Investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities, including credit risk and interest rate risk, and common stocks.

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• Index Investing. Another risk of investing in the Portfolio arises from its operation as a "passively" managed index Portfolio. Ordinarily, the Investment Adviser will not sell the Portfolio's portfolio securities except to reflect additions or deletions of the stocks that comprise the S&P 500 Index, or as may be necessary to raise cash to pay Portfolio shareholders who sell Portfolio shares.

  The performance of the S&P 500 Index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs which will be borne by the Portfolio (e.g., advisory fee, transfer agency and accounting costs).

  The Portfolio's ability to correlate its performance, before expenses, with the S&P 500 Index may be affected by, among other things, changes in securities markets, the manner in which the S&P 500 Index is calculated and the timing of purchases and sales.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

Past Performance

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class X shares from year to year and by showing how the average annual returns of the Portfolio's Class X shares for the one, five and 10 year periods compare with those of a broad measure of market performance over time. This performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower. The Portfolio's past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 869-NEWS.

Annual Total Returns—Calendar Years

Best Quarter (ended June 30, 2009): 15.92%
Worst Quarter (ended December 31, 2008): –22.05%

Average Annual Total Returns For Periods Ended December 31, 2009

	Past 1 Year	Past 5 Years	Past 10 Years
The S&P 500 Index Portfolio	26.34%	0.23%	–1.25%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)[1]	26.46%	0.42%	–0.95%

(1)  The Standard & Poor's 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. It is not possible to invest directly in an index.

Investment Adviser

Investment Adviser. Morgan Stanley Investment Advisors Inc.

Portfolio Managers. The Portfolio is managed by members of the Systematic Strategies team. Information about the current members of the Systematic Strategies team jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Investment Adviser	Date Began Managing Portfolio
Hooman Yaghoobi	Executive Director	October 2007

Teimur Abasov	Executive Director	October 2007

Purchase and Sale of Portfolio Shares

This Prospectus offers Class X shares of the S&P 500 Index Portfolio. The Portfolio also offers Class Y shares of the Portfolio through a separate prospectus. Class Y shares are subject to different expenses. For eligibility information, contact your insurance company.

Portfolio shares will be sold at the net asset value ("NAV") next determined after we receive your redemption request.

The Portfolio offers its shares only to insurance companies separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

For more information, please refer to the "Shareholder Information—Purchases and Sales of Portfolio Shares" section of this Prospectus.

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Tax Information

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Portfolio and federal income taxation of owners of variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Portfolio through an insurance company or other financial intermediary, which may be affiliated or unaffiliated with the Investment Adviser, the Investment Adviser and/or the Portfolio's distributor may pay (out of their own funds and not as an expense of the Portfolio) the intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the insurance company or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

www.morganstanley.com/im

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Portfolio Details

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

  INVESTMENT OBJECTIVE

The Portfolio seeks to provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the S&P 500 Index.

  PRINCIPAL INVESTMENT STRATEGIES

TOTAL RETURN

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

The Portfolio will normally invest at least 80% of its assets in common stocks of companies included in the S&P 500 Index. The Investment Adviser "passively" manages the Portfolio's assets by investing in stocks in approximately the same proportion as they are represented in the S&P 500 Index. For example, if the common stock of a specific company represents five percent of the S&P 500 Index, the Investment Adviser typically will invest the same percentage of the Portfolio's assets in that stock. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies representing a significant portion of the market value of all common stocks publicly traded in the United States.

The Investment Adviser seeks a correlation between the performance of the Portfolio, before expenses, and that of the S&P 500 Index of 95% or better. A figure of 100% would indicate perfect correlation.

The Portfolio may use derivative instruments as discussed below. These derivative instruments will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the stocks included within that policy.

Equity securities in which the Portfolio may invest include common stock and convertible securities.

Other Investments. The Portfolio may invest in foreign companies, including those that are in emerging market or developing countries, to the extent that they are included in the S&P 500 Index. In addition, the Portfolio may invest in Standard & Poor's Depository Receipts ("SPDRs"), and may also invest in futures and swaps, which are derivative instruments. The Portfolio may also make temporary investments in money market instruments to manage cash flows into and out of the Portfolio. For more information, see the "Additional Investment Strategy Information" section.

  ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.

Foreign Securities. The Portfolio may invest in foreign securities that are included in the S&P 500 Index.

SPDRs. The Portfolio may invest up to 10% of its net assets in securities referred to as SPDRs (known as "spiders") that are designed to track the S&P 500 Index. SPDRs represent an ownership interest in the SPDR Trust, which holds a portfolio of common stocks that closely tracks the price performance and dividend yield of the S&P 500 Index. SPDRs trade on the American Stock Exchange like shares of common stock.

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Futures. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty.

* * *

The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

  PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Common Stocks and Other Equity Securities. A principal risk of investing in the Portfolio is associated with its common stock and other equity security investments. In general, stock and other equity security values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors. The prices of convertible securities are affected by changes similar to those of equity and fixed-income securities. The value of a convertible security tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security.

Index Investing. Another risk of investing in the Portfolio arises from its operation as a "passively" managed index Portfolio. As such, the adverse performance of a particular stock ordinarily will not result in the elimination of the stock from the Portfolio's portfolio. The Portfolio will remain invested in common stocks even when stock prices are generally falling. Ordinarily, the Investment Adviser will not sell the Portfolio's portfolio securities except to

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reflect additions or deletions of the stocks that comprise the S&P 500 Index, or as may be necessary to raise cash to pay Portfolio shareholders who sell Portfolio shares.

The performance of the S&P 500 Index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs which will be borne by the Portfolio (e.g., advisory fee, transfer agency and accounting costs).

The Portfolio's ability to correlate its performance, before expenses, with the S&P 500 Index may be affected by, among other things, changes in securities markets, the manner in which the S&P 500 Index is calculated and the timing of purchases and sales. The Portfolio's ability to correlate its performance to the Index also depends to some extent on the size of the Portfolio's portfolio, the size of cash flows into and out of the Portfolio and differences between how and when the Portfolio and the Index are valued. The Investment Adviser regularly monitors the correlation and, in the event the desired correlation is not achieved, the Investment Adviser will determine what additional investment changes may need to be made.

Other Risks. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in pursuing the Portfolio's investment strategies, including the Investment Adviser's ability to manage cash flows (primarily from purchases and sales, and distributions from the Portfolio's investments). The Portfolio is also subject to other risks from its other permissible investments, including risks associated with its investments in foreign securities, SPDRs, futures and swaps. For more information about these risks, see the "Additional Risk Information" section.

  ADDITIONAL RISK INFORMATION

This section provides additional information relating to the risks of investing in the Portfolio.

Foreign Securities. The Portfolio's investments in the common stocks of foreign corporations (including American Depositary Receipts) may involve risks in addition to the risks associated with domestic securities. Foreign securities are affected by changes in currency rates. Foreign securities also have risks related to political and economic developments abroad. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies.

The foreign securities in which the Portfolio may invest may be issued by issuers located in emerging market or developing countries. Compared to the United States and other developed countries, emerging market or developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these counties have been characterized by greater potential loss than securities of companies located in developed countries.

SPDRs. SPDRs, which the Portfolio may hold, have many of the same risks as direct investments in common stocks. The market value of SPDRs is expected to rise and fall as the S&P 500 Index

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rises and falls. If the Portfolio invests in SPDRs, it would, in addition to its own expenses, indirectly bear its ratable share of the SPDR's expenses.

Derivatives. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Investment Adviser seeks to use derivatives to further the Portfolio's investment objective, there is no assurance that the use of derivatives will achieve this result.

The derivative instruments and techniques that the Portfolio may principally use include:

Futures. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Portfolio's initial investment in such contracts.

Swaps. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected.

  PORTFOLIO MANAGEMENT

MORGAN STANLEY INVESTMENT ADVISORS INC.

The Investment Adviser, together with its affiliated asset management companies, had approximately $395.3 billion in assets under management or supervision as of December 31, 2009.

The Fund has retained the Investment Adviser—Morgan Stanley Investment Advisors Inc.—to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 522 Fifth Avenue, New York, New York 10036.

The Portfolio is managed by members of the Systematic Strategies team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Hooman Yaghoobi and Teimur Abasov.

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Mr. Yaghoobi has been associated with the Investment Adviser in an investment management capacity since 1995. Mr. Abasov has been associated with the Investment Adviser in an investment management capacity since March 2005.

Members of the team collaborate to manage the assets of the Portfolio and are responsible for the execution of the overall strategy of the Portfolio.

The Fund's Statement of Additional Information ("SAI") provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the team may change from time to time.

The Portfolio pays the Investment Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2009, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.12% of the Portfolio's average daily net assets.

The Investment Adviser has agreed, on a permanent basis, to assume the Portfolio's total annual operating expenses (except for brokerage and 12b-1 fees) to the extent such total annual operating expenses exceed on an annualized basis 0.40% of the average daily net assets of the Portfolio.

A discussion regarding the Board of Trustees' approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2009.

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Shareholder Information

  PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange ("NYSE") is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

If the Investment Adviser determines that it is in the best interest of the Portfolio not to pay redemption proceeds in cash, and subject to applicable agreements with life insurance companies and other qualified investors, the Portfolio may pay a portion or all of a redemption by distributing securities held by the Portfolio. Such in-kind securities may be illiquid and difficult or impossible to sell at a time and at a price that a shareholder would like. In addition, shareholders receiving distributions in-kind may incur brokerage costs when subsequently selling shares of those securities.

  FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners are referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of Portfolio shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

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Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price-arbitrage").

The Portfolio's policies with respect to valuing portfolio securities are described below in "Pricing Portfolio Shares."

The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies to monitor frequent short-term trading by contract owners. However, the Portfolio or the distributor has entered into agreements with insurance companies whereby the insurance companies are required to provide certain contract owner identification and transaction information upon the Portfolio's request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.

  PRICING PORTFOLIO SHARES

The price of Portfolio shares, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day that the NYSE is open (or, on days when the NYSE closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the NYSE is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is

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likely to have changed the value of the security. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to purchase or sell their shares.

To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended, the Portfolio's net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

  DISTRIBUTIONS

The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to the Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income and capital gains distributions, if any, are declared and paid at least once per year

  TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

  PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's SAI.

  ADDITIONAL INFORMATION

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated broker-dealers or other financial intermediaries or service providers, including insurance companies and their affiliates; in connection with the sale, distribution, marketing or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's SAI.

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Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class X shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The ratio of expenses to average net assets listed in the tables below are based on the average net assets of the Portfolio for each of the periods listed in the tables. To the extent that the Portfolio's average net assets decrease over the Portfolio's next fiscal year, such expenses can be expected to increase because certain fixed costs will be spread over a smaller amount of assets.

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the SAI from the Portfolio's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

For the Year Ended December 31,	2009		2008		2007	2006	2005
Selected Per Share Data:
Net asset value beginning of period	$8.27		$13.46		$13.02	$11.46	$11.14
Net investment income(a)	0.18		0.23		0.23	0.20	0.18
Net realized and unrealized gain (loss)	1.94		(5.14)		0.45	1.56	0.33
Total from investment operations	2.12		(4.91)		0.68	1.76	0.51
Dividends to shareholders	(0.25)		(0.28)		(0.24)	(0.20)	(0.19)
Net asset value end of period	$10.14		$8.27		$13.46	$13.02	$11.46
Total Return(b)	26.34%		(37.07)%		5.23%	15.56%	4.64%
Ratios to Average Net Assets:(c)
Expenses	0.28	%(d)	0.30	%(d)	0.27%	0.28%	0.28%
Net investment income	2.09	%(d)	2.01	%(d)	1.71%	1.67%	1.59%
Rebate from Morgan Stanley affiliate	0.00	%(e)	0.00	%(e)	—	—	—
Supplemental Data:
Net assets end of period (000's)	$38,873		$33,801		$66,275	$84,545	$103,899
Portfolio turnover rate	5%		14%		3%	4%	5%

(a)  The per share amounts were computed using an average number of shares outstanding during the period.

(b)  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these additional charges, the total returns would be lower.

(c)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

(d)  The ratio reflects the rebate of certain Portfolio expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate".

(e)  Amount is less than 0.005%.

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Morgan Stanley Variable Investment Series

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's Annual and Semiannual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Portfolio. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Fund's Annual Report, Semiannual Report or Statement of Additional Information, to request information about the Portfolio or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/im.

  YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Smith Barney Financial Advisor or by visiting our Internet site.

  INFORMATION ABOUT THE FUND (including the Statement of Additional Information) can be viewed and copied at the SEC Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund and the Portfolio are available on the EDGAR Database on the SEC's Internet site at: www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS ■ APRIL 30, 2010

VARIABLE INVESTMENT SERIES

THE STRATEGIST PORTFOLIO

Class X

Morgan Stanley Variable Investment Series is a mutual fund comprised of 13 separate portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the Strategist Portfolio (the "Portfolio") are being offered.

Shares of the Portfolio are sold exclusively to certain life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of variable life insurance or variable annuity contracts.

This Prospectus must be accompanied by a current prospectus for the variable life insurance and/or annuity contract issued by your insurance company.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Contents

Portfolio Summary	INVESTMENT OBJECTIVE	1

	FEES AND EXPENSES OF THE PORTFOLIO	1

	PORTFOLIO TURNOVER	1

	PRINCIPAL INVESTMENT STRATEGIES	1

	PRINCIPAL RISKS	2

	PAST PERFORMANCE	2

	INVESTMENT ADVISER	3

	PURCHASE AND SALE OF PORTFOLIO SHARES	3

	TAX INFORMATION	3

	PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	3

Portfolio Details	ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENT OBJECTIVE, STRATEGIES AND RISKS	4

	PORTFOLIO MANAGEMENT	13

Shareholder Information	PURCHASES AND SALES OF PORTFOLIO SHARES	14

	FREQUENT PURCHASES AND REDEMPTIONS	14

	PRICING PORTFOLIO SHARES	15

	DISTRIBUTIONS	16

	TAX CONSEQUENCES	16

	PORTFOLIO HOLDINGS INFORMATION	16

	ADDITIONAL INFORMATION	17

Financial Highlights		18

This Prospectus contains important information about the Strategist Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

Portfolio Summary

Investment Objective

The Portfolio seeks high total investment return through a fully managed investment policy utilizing equity, fixed-income and money market securities and the writing of covered call and put options.

Fees and Expenses of the Portfolio

The table below briefly describes the fees and expenses that you may pay if you buy and hold Class X shares of the Portfolio. Total annual Portfolio operating expenses in the table and the Example below do not reflect the impact of any charges by your insurance company. If they did, expenses would be higher.

Annual Portfolio Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Advisory fee	0.42%
Distribution and service (12b-1) fees	None
Other expenses	0.16%
Total annual Portfolio operating expenses	0.58%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

Expenses Over Time
1 Year	3 Years	5 Years	10 Years
$59	$186	$324	$726

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Total annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 96% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., actively allocates the Portfolio's assets among the major asset categories of equity securities, fixed-income securities and money market instruments. The Investment Adviser allocates the Portfolio's assets based on, among other things, its assessment of the effects of economic and market trends on different sectors of the market. There is no limit as to the percentage of assets that may be allocated to any one asset class.

Within the equity sector, the Investment Adviser actively allocates funds to those economic sectors it expects to benefit from major trends and to individual stocks which it considers to have superior investment potential. Equity securities in which the Portfolio may invest include, among others, common stocks, preferred stocks, depositary receipts, convertible securities and real estate investment trusts (commonly known as "REITs"). The Portfolio may invest in equity securities listed or traded outside of the United States, including in emerging market or developing countries. The Portfolio may also use derivative instruments as discussed below.

Within the fixed-income sector of the market, the Investment Adviser seeks to maximize the return on its investments by adjusting maturities and coupon rates as well as by exploiting yield differentials among different types of investment grade bonds and below investment grade bonds (known as "junk bonds"). Fixed-income securities in which the Portfolio may invest include debt securities such as corporate bonds and notes, U.S. government securities, convertible securities, mortgage-backed securities (including collateralized mortgage obligations ("CMOs")). The Portfolio may also invest in sovereign debt securities and corporate debt securities of issuers outside the United States, including governments of and issuers in emerging market or developing countries.

The mortgage-backed securities in which the Portfolio may invest include mortgage pass-through securities which represent a participation interest in a pool of mortgage loans originated by U.S. governmental or private lenders such as banks. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets").

Within the money market sector of the market, the Investment Adviser seeks to maximize returns by exploiting spreads among short-term instruments.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk

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management, portfolio management or to earn income. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as options, futures, swaps and other related instruments and techniques. The Portfolio may utilize forward foreign currency exchange contracts, which are also derivatives, in connection with its investments in foreign securities.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

• Common Stock and Other Equity Securities. In general, stock and other equity security values fluctuate, and sometimes widely fluctuate, in response to activities specific to the company as well as general market, economic and political conditions. Investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities, including credit risk and interest rate risk, and common stocks.

• Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Because the Fund is not limited as to the maturities of the fixed-income securities in which it may invest, a rise in the general level of interest rates may cause the price of the Fund's portfolio securities to fall substantially. In addition, a portion of the Fund's securities may be rated below investment grade, commonly known as "junk bonds," and may have speculative risk characteristics.

• Mortgage-Backed Securities. Mortgage-backed securities entail prepayment risk, which generally increases during a period of falling interest rates. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages.

• Collateralized Mortgage Obligations. CMOs are comprised of various tranches, the expected cash flows on which have varying degrees of predictability as compared with the underlying Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Portfolio could sustain a loss.

• REITs. REITs are susceptible to risks associated with the ownership of real estate and the real estate industry in general. In addition, REITs depend on specialized management skills, may not be diversified, may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Investments in REITs may involve duplication of management fees and certain other expenses.

• Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. Hedging the Portfolio's currency risks through forward foreign currency exchange contracts involves the risk of mismatching the Portfolio's objectives under a forward foreign currency exchange contract with the value of securities denominated in a particular currency. There is additional risk that such transactions reduce or preclude the opportunity for gain and that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated.

• Derivatives. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

Past Performance

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class X shares from year to year and by showing how the average annual returns of the Portfolio's Class X shares for the one, five and 10 year periods compare with those of broad measures of market performance over time. This performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower. The Portfolio's past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 869-NEWS.

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Annual Total Returns—Calendar Years

Best Quarter (ended June 30, 2003): 12.71%

Worst Quarter (ended December 31, 2008): –13.19%

Average Annual Total Returns For Periods Ended December 31, 2009

	Past 1 Year	Past 5 Years	Past 10 Years
The Strategist Portfolio	19.74%	4.26%	3.51%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)[1]	26.46%	0.42%	–0.95%
Barclays Capital U.S. Government/ Credit Index (reflects no deduction for fees, expenses, or taxes)[2]	4.52%	4.71%	6.34%

(1)  The Standard & Poor's 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. It is not possible to invest directly in an index.

(2)  The Barclays Capital U.S. Government/Credit Index tracks the performance of government and corporate obligations, including U.S. government agency and Treasury securities and corporate and Yankee bonds. It is not possible to invest directly in an index.

Investment Adviser

Investment Adviser. Morgan Stanley Investment Advisors Inc.

Portfolio Managers. The Portfolio is managed by members of the Domestic Asset Allocation and the Taxable Fixed Income teams. Information about the current members of the Domestic Asset Allocation and the Taxable Fixed Income teams jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Investment Adviser	Date Began Managing Portfolio
Mark A. Bavoso	Managing Director	September 1995

W. David Armstrong	Managing Director	April 2005

Sanjay Verma	Managing Director	November 2008

Purchase and Sale of Portfolio Shares

This Prospectus offers Class X shares of the Strategist Portfolio. The Portfolio also offers Class Y shares of the Portfolio through a separate prospectus. Class Y shares are subject to different expenses. For eligibility information, contact your insurance company.

Portfolio shares will be sold at the net asset value ("NAV") next determined after we receive your redemption request.

The Portfolio offers its shares only to insurance companies separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

For more information, please refer to the "Shareholder Information—Purchases and Sales of Portfolio Shares" section of this Prospectus.

Tax Information

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Portfolio and federal income taxation of owners of variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Portfolio through an insurance company or other financial intermediary, which may be affiliated or unaffiliated with the Investment Adviser, the Investment Adviser and/or the Portfolio's distributor may pay (out of their own funds and not as an expense of the Portfolio) the intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the insurance company or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

www.morganstanley.com/im

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Portfolio Details

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

  INVESTMENT OBJECTIVE

The Portfolio seeks high total investment return through a fully managed investment policy utilizing equity, fixed-income and money market securities and the writing of covered call and put options.

  PRINCIPAL INVESTMENT STRATEGIES

TOTAL RETURN

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

The Investment Adviser actively allocates the Portfolio's assets among the major asset categories of equity securities (including depositary receipts), fixed-income securities and money market instruments. In determining which securities to buy, hold or sell for the Portfolio, the Investment Adviser allocates the Portfolio's assets based on, among other things, its assessment of the effects of economic and market trends on different sectors of the market. There is no limit as to the percentage of assets that may be allocated to any one asset class.

Within the equity sector, the Investment Adviser actively allocates funds to those economic sectors it expects to benefit from major trends and to individual stocks which it considers to have superior investment potential. Equity securities in which the Portfolio may invest include common stocks, preferred stocks, depositary receipts, convertible securities and REITs. The Portfolio may invest in equity securities listed or traded outside of the United States, including in emerging market or developing countries. The Portfolio may also invest in exchange-traded funds, as discussed below.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company. REITs pool investors' funds for investments primarily in real estate properties and real estate-related loans. They may also include, among other businesses, real estate developers, brokers and operating companies whose products and services are significantly related to the real estate industry such as building suppliers and mortgage lenders.

Within the fixed-income sector of the market, the Investment Adviser seeks to maximize the return on its investments by adjusting maturities and coupon rates as well as by exploiting yield differentials among different types of investment grade bonds. Fixed-income securities in which the Portfolio may invest include debt securities such as corporate bonds and notes, U.S. government securities, convertible securities and mortgage-backed securities (including CMOs). The Portfolio may also invest in debt securities issued by governments other than the United States (sovereign debt securities) as well as by corporate issuers outside the United States, including governments of and issuers in emerging market or developing countries. The Portfolio will invest no more than 30% of its net assets in fixed-income securities denominated in currencies other than the U.S. dollar. The Portfolio is not limited as to the maturities of the U.S. government securities and other debt securities in which it may invest.

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The issuer of the debt security borrows money from the investor who buys the security. Most debt securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back. The Portfolio's fixed-income investments may include zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payment until maturity. The Portfolio may invest up to 20% of its net assets in below investment grade securities.

The mortgage-backed securities in which the Portfolio may invest include mortgage pass-through securities which represent a participation interest in a pool of mortgage loans originated by U.S. governmental or private lenders such as banks. These securities may be collateralized by mortgages with fixed, variable or floating rates. They differ from conventional debt securities which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specific call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. CMOs are debt obligations collateralized by Mortgage Assets. Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a fixed or floating rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of CMO. The Portfolio may also invest in stripped mortgage-backed securities, inverse floating rate obligations ("inverse floaters") and asset-backed securities.

Within the money market sector of the market, the Investment Adviser seeks to maximize returns by exploiting spreads among short-term instruments.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as options, futures, swaps and other related instruments and techniques. The Portfolio may also use forward foreign currency exchange contracts, which are also derivatives, in connection with its investments in foreign securities.

In pursuing the Portfolio's investment objective, the Investment Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis and which trading strategies it uses. For example, the Investment Adviser in its discretion may determine to use some permitted trading strategies while not using others.

  ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.

Exchange-Traded Funds ("ETFs"). The Portfolio may invest up to 10% of its net assets in shares of various ETF's that seek to track the performance of various portions or segments of the equity and bond markets. No more than 5% of the Portfolio's net assets will be invested in any one ETF.

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Asset-Backed Securities. Asset-backed securities apply the securitization techniques used to develop mortgage-backed securities to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are pooled and securitized in pass-through structures similar to pass-through structures developed with respect to mortgage securitizations.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class).

Inverse Floaters. Inverse floating rate obligations are obligations which pay interest at rates that vary inversely with changes in market rates of interest. Because the interest rate paid to holders of such obligations is generally determined by subtracting a variable or floating rate from a predetermined amount, the interest rate paid to holders of such obligations will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases.

Defensive Investing. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with its principal investment strategies when the Investment Adviser believes it advisable to do so.

Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objective.

* * *

The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

  PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Common Stocks and Other Equity Securities. A principal risk of investing in the Portfolio is associated with its common stock and other equity investments. In general, stock and other equity security values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

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The Portfolio's investments in convertible securities may subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A portion of the Portfolio's investments in convertible securities may have speculative characteristics.

Fixed-Income Securities. Principal risks of investing in the Portfolio are associated with its fixed-income investments. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. While the Portfolio invests in investment grade bonds, certain of these securities may have speculative characteristics.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.)

The Portfolio is not limited as to the maturities of the fixed-income securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Portfolio's portfolio securities to fall substantially. Securities rated below investment grade are commonly known as "junk bonds" and may have speculative credit risk characteristics.

Mortgage-Backed Securities. Mortgage-backed securities in which the Portfolio may invest have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time, as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Portfolio to invest the proceeds at generally lower interest rates.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Adviser, could reduce the Portfolio's yield, increase the volatility of the Portfolio and/or cause a decline in net asset value. Mortgage-backed securities, especially privately issued mortgage-backed securities, are more volatile and less liquid than other traditional types of securities.

The Portfolio may invest in mortgage pass-through securities that are issued or guaranteed by the U.S. Government. These securities are either direct obligations of the U.S. Government or the issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations although the U.S. Treasury is not legally required to extend credit to the agency or instrumentality. Certain of the U.S. government securities purchased by the Portfolio are not backed by the full faith and credit of the United States and there is a risk that the U.S. Government

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will not provide financial support to these agencies if it is not obligated to do so by law. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

To the extent the Portfolio invests in mortgage securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Portfolio may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Collateralized Mortgage Obligations. The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Portfolio could sustain a loss.

REITs. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of a REIT's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall

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securities market. Furthermore, investments in REITs may involve duplication of management fees and certain other expenses, as the Portfolio indirectly bears its proportionate share of any expenses paid by REITs in which it invests. U.S. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). U.S. REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code.

Foreign and Emerging Market Securities. The Portfolio's investments in foreign securities involves risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted and redemption proceeds are paid in U.S. dollars, the Portfolio may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting on a sovereign debt that a government does not pay or bankruptcy proceeding by which all or part of the sovereign debt that a government entity has not repaid may be collected.

The foreign securities in which the Portfolio may invest may be issued by issuers located in emerging market or developing countries. Compared to the United States and other developed countries, emerging market or developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by issuers located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have offered greater potential loss than securities of companies located in developed countries.

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Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them to any voting rights with respect to the deposited securities.

In connection with its investments in foreign securities, the Portfolio also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Hedging the Portfolio's currency risks involves the risk of mismatching the Portfolio's objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts.

Derivatives. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Investment Adviser seeks to use derivatives to further the Portfolio's investment objective, there is no assurance that the use of derivatives will achieve this result.

The derivative instruments and techniques that the Portfolio may principally use include:

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Futures. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Portfolio's initial investment in such contracts.

Options. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium paid by the Portfolio. If the Portfolio sells an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium received by the Portfolio. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected. The Portfolio's use of swaps may include those based on the credit of an underlying security and commonly referred to as "credit default swaps." Where the Portfolio is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default by a third party on the debt obligation. If no default occurs, the Portfolio would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation.

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Other Risks. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with its investments in ETFs, asset-backed securities, stripped mortgage-backed securities and inverse floaters. For more information about these risks, see the "Additional Risk Information" section.

  ADDITIONAL RISK INFORMATION

This section provides additional information relating to the risks of investing in the Portfolio.

ETFs. Shares of exchange-traded funds have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bonds rises and falls. The market value of their shares may differ from the net asset value of the particular fund. If the Portfolio invests in shares of ETFs it would, in addition to its own expenses, indirectly bear its ratable share of the ETF's expenses (e.g., advisory, administrative or 12b-1 fees). In addition, the Portfolio would have increased market exposure to those companies held in its portfolio that are also held by the ETF.

Asset-Backed Securities. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates, although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

Stripped Mortgage-Backed Securities. Investments in each class of stripped mortgage-backed securities are extremely sensitive to changes in interest rates. IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of prepayment decreases. If the Fund invests in stripped mortgage-backed securities and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment.

Inverse Floaters. Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

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  PORTFOLIO MANAGEMENT

MORGAN STANLEY INVESTMENT ADVISORS INC.

The Investment Adviser, together with its affiliated asset management companies, had approximately $395.3 billion in assets under management or supervision as of December 31, 2009.

The Fund has retained the Investment Adviser—Morgan Stanley Investment Advisors Inc.—to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 522 Fifth Avenue, New York, New York 10036.

The Portfolio is managed by members of the Domestic Asset Allocation and the Taxable Fixed Income teams. The teams consist of portfolio managers and analysts. Current members of the teams jointly and primarily responsible for the day-to-day management of the Portfolio are Mark A. Bavoso, W. David Armstrong and Sanjay Verma.

Mr. Bavoso has been associated with the Investment Adviser in an investment management capacity since 1986. Mr. Armstrong has been associated with the Investment Adviser in an investment management capacity since 1998. Mr. Verma has been associated with the Investment Adviser in an investment management capacity since April 2008. Prior to April 2008, Mr. Verma was the co-head of Rates Trading for Morgan Stanley from 2003-2008.

Mr. Bavoso is the lead manager of the Portfolio. Messrs. Armstrong and Verma are responsible for specific sectors and for the day-to-day management of the fixed-income portion of the Portfolio. All team members collaborate to manage the assets of the Portfolio.

The Fund's Statement of Additional Information ("SAI") provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the teams may change from time to time.

The Portfolio pays the Investment Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2009, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.42% of the Portfolio's average daily net assets.

A discussion regarding the Board of Trustees' approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2009.

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Shareholder Information

  PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange ("NYSE") is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

If the Investment Adviser determines that it is in the best interest of the Portfolio not to pay redemption proceeds in cash, and subject to applicable agreements with life insurance companies and other qualified investors, the Portfolio may pay a portion or all of a redemption by distributing securities held by the Portfolio. Such in-kind securities may be illiquid and difficult or impossible to sell at a time and at a price that a shareholder would like. In addition, shareholders receiving distributions in-kind may incur brokerage costs when subsequently selling shares of those securities.

  FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners are referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of Portfolio shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

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Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price-arbitrage"). Investments in certain fixed-income securities, such as high yield bonds, may be adversely affected by price arbitrage trading strategies.

The Portfolio's policies with respect to valuing portfolio securities are described below in "Pricing Portfolio Shares."

The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies to monitor frequent short-term trading by contract owners. However, the Portfolio or the distributor has entered into agreements with insurance companies whereby the insurance companies are required to provide certain contract owner identification and transaction information upon the Portfolio's request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.

  PRICING PORTFOLIO SHARES

The price of Portfolio shares, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day that the NYSE is open (or, on days when the NYSE closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the NYSE is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees.

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In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to purchase or sell their shares.

To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended, the Portfolio's net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

  DISTRIBUTIONS

The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to the Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income and capital gains distributions, if any, are declared and paid at least once per year.

  TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

  PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's SAI.

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  ADDITIONAL INFORMATION

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated broker-dealers, or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale, distribution, marketing or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's SAI.

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Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class X shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The ratio of expenses to average net assets listed in the tables below are based on the average net assets of the Portfolio for each of the periods listed in the tables. To the extent that the Portfolio's average net assets decrease over the Portfolio's next fiscal year, such expenses can be expected to increase because certain fixed costs will be spread over a smaller amount of assets.

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the SAI from the Fund's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

Year Ended December 31,	2009		2008		2007	2006	2005
Selected Per Share Data:
Net asset value beginning of period	$10.60		$15.55		$16.53	$16.05	$16.60
Net investment income(a)	0.16		0.30		0.46	0.41	0.30
Net realized and unrealized gain (loss)	1.90		(3.76)		0.92	1.86	0.96
Total from investment operations	2.06		(3.46)		1.38	2.27	1.26
Dividends to shareholders	(0.26)		(0.10)		(0.46)	(0.44)	(0.32)
Distributions to shareholders	—		(1.39)		(1.90)	(1.35)	(1.49)
Total dividends and distributions	(0.26)		(1.49)		(2.36)	(1.79)	(1.81)
Net asset value end of period	$12.40		$10.60		$15.55	$16.53	$16.05
Total Return(b)	19.74%		(23.98)%		8.63%	15.01%	8.32%
Ratios to Average Net Assets:(c)
Expenses	0.55	%(d)	0.54	%(d)	0.54%	0.55%	0.54%
Net investment income	1.41	%(d)	2.28	%(d)	2.84%	2.53%	1.84%
Rebate from Morgan Stanley affiliate	0.03%		0.02%		—	—	—
Supplemental Data:
Net assets end of period (000's)	$137,731		$134,668		$217,265	$258,164	$289,876
Portfolio turnover rate	96%		52%		34%	36%	46%

(a)  The per share amounts were computed using an average number of shares outstanding during the period.

(b)  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these additional charges, the total returns would be lower.

(c)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

(d)  The ratio reflects the rebate of certain Portfolio expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate".

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Morgan Stanley Variable Investment Series

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's Annual and Semiannual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Portfolio. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Fund's Annual Report, Semiannual Report or Statement of Additional Information, to request information about the Portfolio or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/im.

  YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Smith Barney Financial Advisor or by visiting our Internet site.

  INFORMATION ABOUT THE FUND (including the Statement of Additional Information) can be viewed and copied at the SEC Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund and the Portfolio are available on the EDGAR Database on the SEC's Internet site at: www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS ■ APRIL 30, 2010

VARIABLE INVESTMENT SERIES

THE AGGRESSIVE EQUITY PORTFOLIO

Class Y

Morgan Stanley Variable Investment Series is a mutual fund comprised of 13 separate portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the Aggressive Equity Portfolio (the "Portfolio") are being offered.

Shares of the Portfolio are sold exclusively to certain life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of variable life insurance or variable annuity contracts.

This Prospectus must be accompanied by a current prospectus for the variable life insurance and/or variable annuity contract issued by your insurance company.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Contents

Portfolio Summary	INVESTMENT OBJECTIVE	1

	FEES AND EXPENSES OF THE PORTFOLIO	1

	PORTFOLIO TURNOVER	1

	PRINCIPAL INVESTMENT STRATEGIES	1

	PRINCIPAL RISKS	1

	PAST PERFORMANCE	2

	INVESTMENT ADVISER	2

	PURCHASE AND SALE OF PORTFOLIO SHARES	2

	TAX INFORMATION	3

	PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	3

Portfolio Details	ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENT OBJECTIVE, STRATEGIES AND RISKS	4

	PORTFOLIO MANAGEMENT	9

Shareholder Information	PURCHASES AND SALES OF PORTFOLIO SHARES	10

	FREQUENT PURCHASES AND REDEMPTIONS	10

	PRICING PORTFOLIO SHARES	11

	PLAN OF DISTRIBUTION	12

	DISTRIBUTIONS	12

	TAX CONSEQUENCES	12

	PORTFOLIO HOLDINGS INFORMATION	12

	ADDITIONAL INFORMATION	13

Financial Highlights		14

This Prospectus contains important information about the Aggressive Equity Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

Portfolio Summary

Investment Objective

The Portfolio seeks long-term capital growth.

Fees and Expenses of the Portfolio

The table below briefly describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Portfolio. Total annual Portfolio operating expenses in the table and the Example below do not reflect the impact of any charges by your insurance company. If they did, expenses would be higher.

Annual Portfolio Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Advisory fee	0.67%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.35%
Total annual Portfolio operating expenses	1.27%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

Expenses Over Time
1 Year	3 Years	5 Years	10 Years
$129	$403	$697	$1,534

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Total annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 23% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio normally invests at least 80% of its assets in common stocks and other equity securities of companies that the "Investment Adviser," Morgan Stanley Investment Advisors Inc., believes offer the potential for superior earnings growth. The Portfolio's other equity securities may include preferred stock, depositary receipts and securities convertible into common stock, rights and warrants. The Portfolio may also use derivative instruments as discussed below. These derivative instruments will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

In accordance with the Portfolio's investment strategy, the capitalization range of securities in which the Portfolio may invest is consistent with the capitalization range of the Russell 3000® Growth Index, which as of December 31, 2009 was between $13 million and $332.7 billion. The Investment Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Investment Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile.

Up to 25% of the Portfolio's net assets may be invested in foreign securities, which may include securities issued by companies located in emerging market or developing countries.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as options, futures, swaps and other related instruments and techniques.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

• Common Stock and Other Equity Securities. In general, stock and other equity security values fluctuate, and sometimes widely fluctuate, in response to activities specific to the company as well as general market, economic and political conditions. Investments in convertible securities subject the Fund to the risks associated with both fixed-income securities, including credit risk and interest rate risk, and common stocks.

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• Small and Medium Capitalization Companies. Investments in small and medium capitalization companies entail greater risks than those associated with larger, more established companies. Often the stock of these companies may be more volatile and less liquid than the stock of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market.

• Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries.

• Derivatives. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

Past Performance

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class Y shares from year to year and by showing how the average annual returns of the Portfolio's Class Y shares for the one and five year periods and for the life of the Portfolio compare with those of a broad measure of market performance over time. This performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower. The Portfolio's past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 869-NEWS.

Annual Total Returns—Calendar Years

Best Quarter (ended June 30, 2009): 22.20%
Worst Quarter (ended December 31, 2008): –31.33%

Average Annual Total Returns For Periods Ended December 31, 2009

	Past 1 Year	Past 5 Years	Life of Portfolio (since 6/5/00)
The Aggressive Equity Portfolio	69.06%	6.34%	0.34%
Russell 3000® Growth Index (reflects no deduction for fees, expenses, or taxes)[1]	37.01%	1.58%	–4.14%

(1)  The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. It is not possible to invest directly in an index.

Investment Adviser

Investment Adviser. Morgan Stanley Investment Advisors Inc.

Portfolio Managers. The Portfolio is managed by members of the Growth team. Information about the current members of the Growth team jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Investment Adviser	Date Began Managing Portfolio
Dennis P. Lynch	Managing Director	June 2004

David S. Cohen	Managing Director	June 2004

Sam G. Chainani	Managing Director	June 2004

Alexander T. Norton	Executive Director	July 2005

Jason C. Yeung	Executive Director	September 2007

Armistead B. Nash	Executive Director	September 2008

Purchase and Sale of Portfolio Shares

This Prospectus offers Class Y shares of the Aggressive Equity Portfolio. The Portfolio also offers Class X shares of the Portfolio through a separate prospectus. Class X shares are subject to lower expenses. For eligibility information, contact your insurance company.

Portfolio shares will be sold at the net asset value ("NAV") next determined after we receive your redemption request.

The Portfolio offers its shares only to insurance companies separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

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For more information, please refer to the "Shareholder Information—Purchases and Sales of Portfolio Shares" section of this Prospectus.

Tax Information

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Portfolio and federal income taxation of owners of variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Portfolio through an insurance company or other financial intermediary, which may be affiliated or unaffiliated with the Investment Adviser, the Investment Adviser and/or the Portfolio's distributor may pay (out of their own funds and not as an expense of the Portfolio) the intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the insurance company or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

www.morganstanley.com/im

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Portfolio Details

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

  INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital growth.

  PRINCIPAL INVESTMENT STRATEGIES

CAPITAL GROWTH

An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.

The Portfolio normally invests at least 80% of its assets in common stocks and other equity securities of companies that the Investment Adviser believes offer the potential for superior earnings growth. The Portfolio's other equity securities may include preferred stock, depositary receipts, securities convertible into common stock, rights and warrants. The Portfolio may also use derivative instruments as discussed below. These derivative instruments will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

In accordance with the Portfolio's investment strategy, the capitalization range of securities in which the Portfolio may invest is consistent with the capitalization range of the Russell 3000® Growth Index, which as of December 31, 2009 was between $13 million and $332.7 billion. The Investment Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Investment Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Investment Adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

Up to 25% of the Portfolio's net assets may be invested in foreign securities, which may include securities issued by companies located in emerging market or developing countries.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company. Convertible securities are securities that generally pay dividends or interest and may be converted into common stock.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as options, futures, swaps and other related instruments and techniques.

Other Investments. The Portfolio may invest in fixed-income and convertible securities and real estate investment trusts (commonly known as "REITs"). The Portfolio may invest up to 5% of its assets in fixed-income and convertible securities rated below investment grade (commonly known as "junk bonds"). For additional information, see the "Additional Investment Strategy Information" section.

In pursuing the Portfolio's investment objective, the Investment Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis and which trading strategies it uses. For example, the Investment Adviser in its discretion may determine to use some permitted trading strategies while not using others.

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  ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.

Fixed-Income Securities. The Portfolio may invest up to 20% of its assets in (a) fixed-income securities of U.S. companies, (b) fixed-income securities of foreign companies and governments and international organizations and (c) U.S. government securities, issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. However, no more than 5% of the Portfolio's assets may be invested in fixed-income and/or convertible securities rated lower than investment grade or, if unrated, of comparable quality as determined by the Investment Adviser (commonly known as "junk bonds").

REITs. REITs pool investors' funds for investments primarily in real estate properties or real estate-related loans. They may also include, among other businesses, real estate developers, brokers and operating companies whose products and services are significantly related to the real estate industry such as building suppliers and mortgage lenders.

Defensive Investing. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with its principal investment strategies when the Investment Adviser believes it advisable to do so.

Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objective.

* * *

The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

  PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Common Stocks and Other Equity Securities. A principal risk of investing in the Portfolio is associated with its common stock and its other equity investments. In general, stock and other equity security prices can fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

The Portfolio's investments in convertible securities may subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A portion of the Portfolio's investments in convertible securities may have speculative characteristics.

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Small and Medium Capitalization Companies. The Portfolio's investments in small and medium capitalization companies carry more risk than investments in larger companies. While some of the Portfolio's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter market. The low market liquidity of these securities may have an adverse impact on the Portfolio's ability to sell certain securities at favorable prices and may also make it difficult for the Portfolio to obtain market quotations based on actual trades for purposes of valuing the Portfolio's securities. Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Portfolio's net asset value than is customarily associated with larger, more established companies. Often small and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

Foreign and Emerging Market Securities. The Portfolio's investment in foreign securities involves risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted and redemption proceeds are paid in U.S. dollars, the Portfolio may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

The foreign securities in which the Portfolio may invest may be issued by issuers located in emerging market or developing countries. Compared to the United States and other developed countries, emerging market or developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Derivatives. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions,

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magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Investment Adviser seeks to use derivatives to further the Portfolio's investment objective, there is no assurance that the use of derivatives will achieve this result.

The derivative instruments and techniques that the Portfolio may principally use include:

Futures. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Portfolio's initial investment in such contracts.

Options. If a Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium paid by the Portfolio. If a Portfolio sells an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium received by the Portfolio. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected.

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Other Risks. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with its investments in fixed-income securities and REITs. For more information about these risks, see the "Additional Risk Information" section.

  ADDITIONAL RISK INFORMATION

This section provides additional information relating to the risks of investing in the Portfolio.

Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.) A portion of the Portfolio's fixed-income investments may have speculative characteristics.

REITs. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of a REIT's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Furthermore, investments in REITs may involve duplication of management fees and certain other expenses, as the Portfolio indirectly bears its proportionate share of any expenses paid by REITs in which it invests. U.S. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). U.S. REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code.

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  PORTFOLIO MANAGEMENT

MORGAN STANLEY INVESTMENT ADVISORS INC.

The Investment Adviser, together with its affiliated asset management companies, had approximately $395.3 billion in assets under management or supervision as of December 31, 2009.

The Fund has retained the Investment Adviser — Morgan Stanley Investment Advisors Inc. — to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 522 Fifth Avenue, New York, New York 10036.

The Portfolio is managed by members of the Growth team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Dennis P. Lynch, David S. Cohen, Sam G. Chainani, Alexander T. Norton, Jason C. Yeung and Armistead B. Nash.

Mr. Lynch has been associated with the Investment Adviser in an investment management capacity since 1998. Mr. Cohen has been associated with the Investment Adviser in an investment management capacity since 1993. Mr. Chainani has been associated with the Investment Adviser in an investment management capacity since 1996. Mr. Norton has been associated with the Investment Adviser in an investment management capacity since 2000. Mr. Yeung has been associated with the Investment Adviser in an investment management capacity since 2002. Mr. Nash has been associated with the Investment Adviser in an investment management capacity since 2002.

Mr. Lynch is the lead portfolio manager of the Portfolio. Messrs. Cohen, Chainani, Norton, Yeung and Nash are co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio.

The Fund's Statement of Additional Information ("SAI") provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the team may change from time to time.

The Portfolio pays the Investment Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2009, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.67% of the Portfolio's average daily net assets.

A discussion regarding the Board of Trustees' approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2009.

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Shareholder Information

  PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange ("NYSE") is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

If the Investment Adviser determines that it is in the best interest of the Portfolio not to pay redemption proceeds in cash, and subject to applicable agreements with life insurance companies and other qualified investors, the Portfolio may pay a portion or all of a redemption by distributing securities held by the Portfolio. Such in-kind securities may be illiquid and difficult or impossible to sell at a time and at a price that a shareholder would like. In addition, shareholders receiving distributions in-kind may incur brokerage costs when subsequently selling shares of those securities.

  FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners are referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of Portfolio shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to

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engage in short-term trading to take advantage of these pricing differences (referred to as "price-arbitrage"). Investments in certain fixed-income securities, such as junk bonds, may be adversely affected by price arbitrage trading strategies.

The Portfolio's policies with respect to valuing portfolio securities are described below in "Pricing Portfolio Shares."

The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies to monitor frequent short-term trading by contract owners. However, the Portfolio or the distributor has entered into agreements with insurance companies whereby the insurance companies are required to provide certain contract owner identification and transaction information upon the Portfolio's request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.

  PRICING PORTFOLIO SHARES

The price of Portfolio shares, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day that the NYSE is open (or, on days when the NYSE closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the NYSE is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a

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significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to purchase or sell their shares.

To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended, the Portfolio's net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

  PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution for the Portfolio in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended. Class Y shares are subject to a distribution (12b-1) fee of 0.25% of the average daily net assets of the Class. The Plan allows Class Y shares of the Portfolio to bear distribution fees in connection with the sale and distribution of Class Y shares. It also allows the Portfolio to pay for services to Class Y shareholders. Because these fees are paid out of the assets of the Portfolio's Class Y shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

  DISTRIBUTIONS

The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income and capital gains distributions, if any, are declared and paid at least once per year.

  TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

  PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's SAI.

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  ADDITIONAL INFORMATION

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated broker-dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale, distribution, marketing or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's SAI.

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Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class Y shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The ratio of expenses to average net assets listed in the tables below are based on the average net assets of the Portfolio for each of the periods listed in the tables. To the extent that the Portfolio's average net assets decrease over the Portfolio's next fiscal year, such expenses can be expected to increase because certain fixed costs will be spread over a smaller amount of assets.

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the SAI from the Fund's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

For the Year Ended December 31,	2009		2008		2007	2006	2005
Selected Per Share Data:
Net asset value beginning of period	$8.92		$17.49		$14.65	$13.61	$11.09
Net investment income (loss)(a)	(0.03)		(0.08)		0.02	(0.07)	(0.06)
Net realized and unrealized gain (loss)	6.19		(8.49)		2.82	1.11	2.58
Total from investment operations	6.16		(8.57)		2.84	1.04	2.52
Net asset value end of period	$15.08		$8.92		$17.49	$14.65	$13.61
Total Return(b)	69.06%		(49.00)%		19.39%	7.64%	22.72%
Ratios to Average Net Assets:(c)
Expenses	1.26	%(d)	1.15	%(d)	1.12%	1.10%	1.11%
Net investment income (loss)	(0.27	)%(d)	(0.54	)%(d)	0.09%	(0.52)%	(0.54)%
Rebate from Morgan Stanley affiliate	0.01%		0.00	%(e)	—	—	—
Supplemental Data:
Net assets end of period (000's)	$17,541		$12,272		$29,837	$32,039	$30,283
Portfolio turnover rate	23%		33%		56%	59%	85%

(a)  The per share amounts were computed using an average number of shares outstanding during the period.

(b)  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these additional charges, the total returns would be lower.

(c)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

(d)  The ratio reflects the rebate of certain Portfolio expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate".

(e)  Amount is less than 0.005%.

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14

Morgan Stanley Variable Investment Series

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's Annual and Semiannual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Portfolio. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Fund's Annual Report, Semiannual Report or Statement of Additional Information, to request information about the Portfolio or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/im.

  YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Smith Barney Financial Advisor or by visiting our internet site.

  INFORMATION ABOUT THE FUND (including the Statement of Additional Information) can be viewed and copied at the SEC Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund and the Portfolio are available on the EDGAR Database on the SEC's Internet site at: www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS ■ APRIL 30, 2010

VARIABLE INVESTMENT SERIES

THE CAPITAL OPPORTUNITIES PORTFOLIO

Class Y

Morgan Stanley Variable Investment Series is a mutual fund comprised of 13 separate portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the Capital Opportunities Portfolio (the "Portfolio") are being offered.

Shares of the Portfolio are sold exclusively to certain life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of the variable life insurance or variable annuity contracts.

This Prospectus must be accompanied by a current prospectus for the variable life insurance and/or variable annuity contract issued by your insurance company.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Contents

Portfolio Summary	INVESTMENT OBJECTIVES	1

	FEES AND EXPENSES OF THE PORTFOLIO	1

	PORTFOLIO TURNOVER	1

	PRINCIPAL INVESTMENT STRATEGIES	1

	PRINCIPAL RISKS	1

	PAST PERFORMANCE	2

	INVESTMENT ADVISER	2

	PURCHASE AND SALE OF PORTFOLIO SHARES	2

	TAX INFORMATION	3

	PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	3

Portfolio Details	ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENT OBJECTIVES, STRATEGIES AND RISKS	4

	PORTFOLIO MANAGEMENT	10

Shareholder Information	PURCHASES AND SALES OF PORTFOLIO SHARES	11

	FREQUENT PURCHASES AND REDEMPTIONS	11

	PRICING PORTFOLIO SHARES	12

	PLAN OF DISTRIBUTION	13

	DISTRIBUTIONS	13

	TAX CONSEQUENCES	13

	PORTFOLIO HOLDINGS INFORMATION	13

	ADDITIONAL INFORMATION	14

Financial Highlights		15

This Prospectus contains important information about the Capital Opportunities Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

Portfolio Summary

Investment Objectives

The Portfolio seeks as a primary objective growth of capital through investments in common stocks of companies believed by the Investment Adviser to have potential for superior growth. As a secondary objective the Portfolio seeks income but only when consistent with its primary objective.

Fees and Expenses of the Portfolio

The table below briefly describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Portfolio. Total annual Portfolio operating expenses in the table and the Example below do not reflect the impact of any charges by your insurance company. If they did, expenses would be higher.

Annual Portfolio Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Advisory fee	0.42%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.13%
Total annual Portfolio operating expenses	0.80%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

Expenses Over Time
1 Year	3 Years	5 Years	10 Years
$82	$255	$444	$990

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Total annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 23% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio will normally invest primarily in equity securities and securities convertible into equity securities. The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., utilizes a flexible investment program in seeking to achieve the Portfolio's investment objective. The Investment Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return, typically favoring companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Portfolio may also use derivative instruments as discussed below. These derivative instruments will be counted toward the Portfolio's policy of investing primarily in equity securities and securities convertible into equity securities discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Up to 25% of the Portfolio's net assets may be invested in foreign equity securities (including depositary receipts), which may include securities issued by companies located in emerging markets or developing countries.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as futures, swaps and other related instruments and techniques. The Portfolio may utilize forward foreign currency exchange contracts, which are also derivatives, in connection with its investments in foreign securities.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objectives and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

• Common Stock and Other Equity Securities. In general, stock and other equity security values fluctuate, and sometimes widely fluctuate, in response to activities specific to the company as well as general market, economic and political conditions. Investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities, including credit risk and interest rate risk, and common stocks.

• Small and Medium Capitalization Companies. Investments in small and medium capitalization companies entail greater risks than those associated with larger, more established companies. Often the stock of these companies may be more volatile and

VIS — The Capital Opportunities Portfolio
1

less liquid than the stock of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market.

• Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. Hedging the Portfolio's currency risks through forward foreign currency exchange contracts involves the risk of mismatching the Portfolio's objectives under a forward foreign currency exchange contract with the value of securities denominated in a particular currency. There is additional risk that such transactions reduce or preclude the opportunity for gain and that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated.

• Derivatives. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

Past Performance

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class Y shares from year to year and by showing how the average annual returns of the Portfolio's Class Y shares for the one and five year periods and for the life of the Portfolio compare with those of a broad measure of market performance over time. This performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower. The Portfolio's past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 869-NEWS.

Annual Total Returns—Calendar Years

Best Quarter (ended June 30, 2009): 22.77%
Worst Quarter (ended December 31, 2008): –30.24%

Average Annual Total Returns For Periods Ended December 31, 2009

	Past 1 Year	Past 5 Years	Life of Portfolio (since 6/5/00)
The Capital Opportunities Portfolio	70.85%	5.45%	–0.27%
Russell 3000® Growth Index (reflects no deduction for fees, expenses, or taxes)[1]	37.01%	1.58%	–4.14%

(1)  The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. It is not possible to invest directly in an index.

Investment Adviser

Investment Adviser. Morgan Stanley Investment Advisors Inc.

Portfolio Managers. The Portfolio is managed by members of the Growth team. Information about the current members of the Growth team jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Investment Adviser	Date Began Managing Portfolio
Dennis P. Lynch	Managing Director	March 2006

David S. Cohen	Managing Director	March 2006

Sam G. Chainani	Managing Director	March 2006

Alexander T. Norton	Executive Director	March 2006

Jason C. Yeung	Executive Director	September 2007

Armistead B. Nash	Executive Director	September 2008

Purchase and Sale of Portfolio Shares

This Prospectus offers Class Y shares of the Capital Opportunities Portfolio. The Portfolio also offers Class X shares of the Portfolio through a separate prospectus. Class X shares are subject to lower expenses. For eligibility information, contact your insurance company.

Portfolio shares will be sold at the net asset value ("NAV") next determined after we receive your redemption request.

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2

The Portfolio offers its shares only to insurance companies separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

For more information, please refer to the "Shareholder Information—Purchases and Sales of Portfolio Shares" section of this Prospectus.

Tax Information

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Portfolio and federal income taxation of owners of variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Portfolio through an insurance company or other financial intermediary, which may be affiliated or unaffiliated with the Investment Adviser, the Investment Adviser and/or the Portfolio's distributor may pay (out of their own funds and not as an expense of the Portfolio) the intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the insurance company or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

www.morganstanley.com/im

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3

Portfolio Details

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

  INVESTMENT OBJECTIVES

The Portfolio seeks as a primary objective growth of capital through investments in common stocks of companies believed by the Investment Adviser to have potential for superior growth. As a secondary objective the Portfolio seeks income but only when consistent with its primary objective.

  PRINCIPAL INVESTMENT STRATEGIES

CAPITAL GROWTH

An investment objective having the goal of selecting securities with the potential to rise in price.

The Portfolio will normally invest primarily in equity securities and securities convertible into equity securities. The Investment Adviser utilizes a flexible investment program in seeking to achieve the Portfolio's investment objective. The Investment Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Investment Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Portfolio's investments may include securities of small and medium capitalization companies. The Portfolio may also use derivative instruments as discussed below. These derivative instruments will be counted toward the Portfolio's policy of investing primarily in equity securities and securities convertible into equity securities discussed above to the extent they have economic characteristics similar to the securities included within that policy. The Investment Adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

Up to 25% of the Portfolio's net assets may be invested in foreign equity securities (including depositary receipts), which may include securities issued by companies located in emerging markets or developing countries.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as futures, swaps, and other related instruments and techniques. The Portfolio may also use forward foreign currency exchange contracts, which are also derivatives, in connection with its investments in foreign securities.

Other Investments. The Portfolio may also invest in real estate investment trusts (commonly known as "REITs"). For additional information, see the "Additional Investment Strategy Information" section.

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4

The Portfolio may invest up to 20% of its assets in corporate debt securities (including zero coupon securities) rated Aa or better by Moody's Investors Service, Inc. ("Moody's") or AA or better by Standard & Poor's Rating Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), U.S. government securities, issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and preferred stocks.

In pursuing the Portfolio's investment objectives, the Investment Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis and which trading strategies it uses. For example, the Investment Adviser in its discretion may determine to use some permitted trading strategies while not using others.

  ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.

Fixed-Income Securities. Fixed-income securities are debt securities such as bonds, notes or commercial paper. The issuer of the debt security borrows money from the investor who buys the security. Most debt securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back. The Portfolio's fixed-income investments may include zero coupon securities which are purchased at a discount and generally accrue interest, but make no payments until maturity.

REITs. REITs pool investors' funds for investments primarily in real estate properties or real estate-related loans. They may also include, among other businesses, real estate developers, brokers and operating companies whose products and services are significantly related to the real estate industry such as building suppliers and mortgage lenders.

Defensive Investing. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with its principal investment strategies when the Investment Adviser believes it advisable to do so.

Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objectives.

* * *

The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

  PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

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5

Common Stock and Other Equity Securities. A principal risk of investing in the Portfolio is associated with the Portfolio's investments in common stock and other equity securities. In general, stock and other equity security values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

The Portfolio's investments in convertible securities may subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

The Portfolio may invest up to 5% of its net assets in convertible securities that are rated below investment grade. Securities rated below investment grade are commonly known as "junk bonds" and have speculative credit risk characteristics.

Small and Medium Capitalization Companies. The Portfolio's investments in small and medium capitalization companies carry more risk than investments in larger companies. While some of the Portfolio's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter ("OTC") market. The low market liquidity of these securities may have an adverse impact on the Portfolio's ability to sell certain securities at favorable prices and may also make it difficult for the Portfolio to obtain market quotations based on actual trades for purposes of valuing the Portfolio's securities. Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Portfolio's net asset value than is customarily associated with larger, more established companies. Often small and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

Foreign and Emerging Market Securities. The Portfolio's investment in foreign securities involves risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted and redemption proceeds are paid in U.S. dollars, the Portfolio may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

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6

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

The foreign securities in which the Portfolio may invest may be issued by issuers located in emerging market or developing countries. Compared to the United States and other developed countries, emerging market or developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

In connection with its investments in foreign securities, the Portfolio also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Hedging the Portfolio's currency risks involves the risk of mismatching the Portfolio's objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts.

Derivatives. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative

VIS — The Capital Opportunities Portfolio
7

and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Investment Adviser seeks to use derivatives to further the Portfolio's investment objective, there is no assurance that the use of derivatives will achieve this result.

The derivative instruments and techniques that the Portfolio may principally use include:

Futures. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Portfolio's initial investment in such contracts.

Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected.

Other Risks. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with its

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8

investments in fixed-income securities and REITs. For more information about these risks, see the "Additional Risk Information" section.

  ADDITIONAL RISK INFORMATION

This section provides additional information relating to the risks of investing in the Portfolio.

Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities (which are purchased at a discount and generally accrue interest, but make no payment until maturity), are typically subject to greater price fluctuations than comparable securities that pay interest).

REITs. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of a REIT's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Furthermore, investments in REITs may involve duplication of management fees and certain other expenses, as the Portfolio indirectly bears its proportionate share of any expenses paid by REITs in which it invests. U.S. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). U.S. REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code.

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  PORTFOLIO MANAGEMENT

MORGAN STANLEY INVESTMENT
ADVISORS INC.

The Investment Adviser, together with its affiliated asset management companies, had approximately $395.3 billion in assets under management or supervision as of December 31, 2009.

The Fund has retained the Investment Adviser—Morgan Stanley Investment Advisors Inc.—to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 522 Fifth Avenue, New York, New York 10036.

The Portfolio is managed by members of the Growth team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Dennis P. Lynch, David S. Cohen, Sam G. Chainani, Alexander T. Norton, Jason C. Yeung and Armistead B. Nash.

Mr. Lynch has been associated with the Investment Adviser in an investment management capacity since 1998. Mr. Cohen has been associated with the Investment Adviser in an investment management capacity since 1993. Mr. Chainani has been associated with the Investment Adviser in an investment management capacity since 1996. Mr. Norton has been associated with the Investment Adviser in an investment management capacity since 2000. Mr. Yeung has been associated with the Investment Adviser in an investment management capacity since 2002. Mr. Nash has been associated with the Investment Adviser in an investment management capacity since 2002.

Mr. Lynch is the lead portfolio manager of the Portfolio. Messrs. Cohen, Chainani, Norton, Yeung and Nash are co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio.

The Fund's Statement of Additional Information ("SAI") provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the team may change from time to time.

The Portfolio pays the Investment Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2009, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.42% of the Portfolio's average daily net assets.

A discussion regarding the Board of Trustees' approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2009.

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Shareholder Information

  PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange ("NYSE") is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

If the Investment Adviser determines that it is in the best interest of the Portfolio not to pay redemption proceeds in cash, and subject to applicable agreements with life insurance companies and other qualified investors, the Portfolio may pay a portion or all of a redemption by distributing securities held by the Portfolio. Such in-kind securities may be illiquid and difficult or impossible to sell at a time and at a price that a shareholder would like. In addition, shareholders receiving distributions in-kind may incur brokerage costs when subsequently selling shares of those securities.

  FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners are referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of Portfolio shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the

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securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price-arbitrage"). Investments in certain fixed-income securities, such as junk bonds, may be adversely affected by price arbitrage trading strategies.

The Portfolio's policies with respect to valuing portfolio securities are described below in "Pricing Portfolio Shares."

The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies to monitor frequent short-term trading by contract owners. However, the Portfolio or the distributor has entered into agreements with insurance companies whereby the insurance companies are required to provide certain contract owner identification and transaction information upon the Portfolio's request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.

  PRICING PORTFOLIO SHARES

The price of Portfolio shares, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day that the NYSE is open (or, on days when the NYSE closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the NYSE is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific

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development which is likely to have changed the value of the security. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to purchase or sell their shares.

To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended, the Portfolio's net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

  PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution for the Portfolio in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended. Class Y shares are subject to a distribution (12b-1) fee of 0.25% of the average daily net assets of the Class. The Plan allows Class Y shares of the Portfolio to bear distribution fees in connection with the sale and distribution of Class Y shares. It also allows the Portfolio to pay for services to Class Y shareholders. Because these fees are paid out of the assets of the Portfolio's Class Y shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

  DISTRIBUTIONS

The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income and capital gains distributions, if any, are declared and paid at least once per year.

  TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

  PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's SAI.

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  ADDITIONAL INFORMATION

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated broker-dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale, distribution, marketing or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's SAI.

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Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class Y shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The ratio of expenses to average net assets listed in the tables below are based on the average net assets of the Portfolio for each of the periods listed in the tables. To the extent that the Portfolio's average net assets decrease over the Portfolio's next fiscal year, such expenses can be expected to increase because certain fixed costs will be spread over a smaller amount of assets.

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the SAI from the Fund's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

For the Year Ended December 31,	2009		2008		2007	2006	2005
Selected Per Share Data:
Net asset value beginning of period	$18.29		$35.06		$29.43	$28.34	$24.03
Net investment income (loss)(a)	0.05		(0.05)		0.13	(0.05)	(0.06)
Net realized and unrealized gain (loss)	12.90		(16.67)		5.54	1.14	4.37
Total from investment operations	12.95		(16.72)		5.67	1.09	4.31
Dividends to shareholders	(0.03)		(0.05)		(0.04)	—	—
Net asset value end of period	$31.21		$18.29		$35.06	$29.43	$28.34
Total Return(b)	70.85%		(47.75)%		19.24%	3.92%	17.89%
Ratios to Average Net Assets:(c)
Expenses	0.80	%(d)	0.80	%(d)	0.79%	0.79%	0.78%
Net investment income (loss)	(0.19	)%(d)	(0.17	)%(d)	0.41%	(0.19)%	(0.23)%
Rebate from Morgan Stanley affiliate	0.00	%(e)	0.01%		—	—	—
Supplemental Data:
Net assets end of period (000's)	$64,122		$45,671		$107,710	$113,707	$123,803
Portfolio turnover rate	23%		33%		55%	111%	72%

(a)  The per share amounts were computed using an average number of shares outstanding during the period.

(b)  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these additional charges, the total returns would be lower.

(c)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

(d)  The ratio reflects the rebate of certain Portfolio expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate".

(e)  Amount is less than 0.005%.

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Morgan Stanley Variable Investment Series

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's Annual and Semiannual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Portfolio. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Fund's Annual Report, Semiannual Report or Statement of Additional Information, to request information about the Portfolio or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/im.

  YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Smith Barney Financial Advisor or by visiting our Internet site.

  INFORMATION ABOUT THE FUND (including the Statement of Additional Information) can be viewed and copied at the SEC Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund and the Portfolio are available on the EDGAR Database on the SEC's Internet site at: www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS ■ APRIL 30, 2010

VARIABLE INVESTMENT SERIES

THE DIVIDEND GROWTH PORTFOLIO

Class Y

Morgan Stanley Variable Investment Series is a mutual fund comprised of 13 separate portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the Dividend Growth Portfolio (the "Portfolio") are being offered.

Shares of the Portfolio are sold exclusively to certain life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of variable life insurance or variable annuity contracts.

This Prospectus must be accompanied by a current prospectus for the variable life insurance and/or variable annuity contract issued by your insurance company.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Contents

Portfolio Summary	INVESTMENT OBJECTIVE	1

	FEES AND EXPENSES OF THE PORTFOLIO	1

	PORTFOLIO TURNOVER	1

	PRINCIPAL INVESTMENT STRATEGIES	1

	PRINCIPAL RISKS	1

	PAST PERFORMANCE	2

	INVESTMENT ADVISER	2

	PURCHASE AND SALE OF PORTFOLIO SHARES	2

	TAX INFORMATION	2

	PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	3

Portfolio Details	ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENT OBJECTIVES, STRATEGIES AND RISKS	4

	PORTFOLIO MANAGEMENT	9

Shareholder Information	PURCHASES AND SALES OF PORTFOLIO SHARES	10

	FREQUENT PURCHASES AND REDEMPTIONS	10

	PRICING PORTFOLIO SHARES	11

	PLAN OF DISTRIBUTION	12

	DISTRIBUTIONS	12

	TAX CONSEQUENCES	12

	PORTFOLIO HOLDINGS INFORMATION	12

	ADDITIONAL INFORMATION	13

Financial Highlights		14

This Prospectus contains important information about the Dividend Growth Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

Portfolio Summary

Investment Objective

The Portfolio seeks to provide reasonable current income and long-term growth of income and capital.

Fees and Expenses of the Portfolio

The table below briefly describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Portfolio. Total annual Portfolio operating expenses in the table and the Example below do not reflect the impact of any charges by your insurance company. If they did, expenses would be higher.

Annual Portfolio Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Advisory fee	0.54%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.13%
Total annual Portfolio operating expenses	0.92%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

Expenses Over Time
1 Year	3 Years	5 Years	10 Years
$94	$293	$509	$1,131

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Total annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 44% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio will normally invest at least 80% of its assets in common stocks of companies which pay dividends and have the potential for increasing dividends. The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., initially employs a quantitative screening process in an attempt to identify a number of common stocks which are undervalued and pay dividends. The Investment Adviser also considers other factors, such as an issuer's return on invested capital and levels of free cash flow. The Investment Adviser then applies qualitative analysis to determine which stocks it believes have attractive future growth prospects and the potential to increase dividends and, finally, to determine whether any of the stocks should be added to or sold from the Portfolio's portfolio.

The Portfolio's stock investments may include foreign securities held directly (or in the form of depositary receipts that are listed in the United States on a national securities exchange). The Portfolio may also invest in convertible securities.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as options, futures, swaps and other related instruments and techniques. These derivative instruments will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the stocks included within the 80% policy.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

• Common Stock and Other Equity Securities. In general, stock and other equity security values fluctuate, and sometimes widely fluctuate, in response to activities specific to the company as well as general market, economic and political conditions. Investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities, including credit risk and interest rate risk, and common stocks.

• Foreign Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets.

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• Derivatives. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

Past Performance

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class Y shares from year to year and by showing how the average annual returns of the Portfolio's Class Y shares for the one and five year periods and for the life of the Portfolio compare with those of a broad measure of market performance over time. This performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower. The Portfolio's past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 869-NEWS.

Annual Total Returns—Calendar Years

Best Quarter (ended June 30, 2003): 17.25%
Worst Quarter (ended September 30, 2002): –21.10%

Average Annual Total Returns For Periods Ended December 31, 2009

	Past 1 Year	Past 5 Years	Life of Portfolio (since 6/5/00)
The Dividend Growth Portfolio	23.94%	–0.91%	0.98%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)[1]	26.46%	0.42%	–1.03%

(1)  The Standard & Poor's 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. It is not possible to invest directly in an index.

Investment Adviser

Investment Adviser. Morgan Stanley Investment Advisors Inc.

Portfolio Managers. The Portfolio is managed by members of the U.S. Active Equity team. Information about the current members of the U.S. Active Equity team jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Investment Adviser	Date Began Managing Portfolio
Gregory R. Lai	Managing Director	May 2008

Steven W. Pelensky	Managing Director	May 2008

Michael A. Petrino	Executive Director	May 2008

Jordan Floriani	Vice President	May 2008

Purchase and Sale of Portfolio Shares

This Prospectus offers Class Y shares of the Dividend Growth Portfolio. The Portfolio also offers Class X shares of the Portfolio through a separate prospectus. Class X shares are subject to lower expenses. For eligibility information, contact your insurance company.

Portfolio shares will be sold at the net asset value ("NAV") next determined after we receive your redemption request.

The Portfolio offers its shares only to insurance companies separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

For more information, please refer to the "Shareholder Information—Purchases and Sales of Portfolio Shares" section of this Prospectus.

Tax Information

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Portfolio and federal income taxation of owners of variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

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Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Portfolio through an insurance company or other financial intermediary, which may be affiliated or unaffiliated with the Investment Adviser, the Investment Adviser and/or the Portfolio's distributor may pay (out of their own funds and not as an expense of the Portfolio) the intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the insurance company or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

www.morganstanley.com/im

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Portfolio Details

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

  INVESTMENT OBJECTIVES

The Portfolio seeks to provide reasonable current income and long-term growth of income and capital.

  PRINCIPAL INVESTMENT STRATEGIES

GROWTH & INCOME

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

The Portfolio will normally invest at least 80% of its assets in common stocks of companies which pay dividends and have the potential for increasing dividends. The Investment Adviser initially employs a quantitative screening process in an attempt to identify a number of common stocks which are undervalued and pay dividends. The Investment Adviser also considers other factors, such as an issuer's return on invested capital and levels of free cash flow. The Investment Adviser then applies qualitative analysis to determine which stocks it believes have attractive future growth prospects and the potential to increase dividends and, finally, to determine whether any of the stocks should be added to or sold from the Portfolio's portfolio. The Portfolio may also use derivative instruments as discussed below. These derivative instruments will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the stocks included within the 80% policy.

The Portfolio's stock investments may include foreign securities held directly (or in the form of depositary receipts that are listed in the United States on a national securities exchange).

Equity securities in which the Portfolio may invest include common stock and convertible securities. Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as options, futures, swaps and other related instruments and techniques.

Other Investments. The Portfolio may invest up to 20% of its assets in convertible securities, U.S. government securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and investment grade fixed-income securities (including zero coupon securities). The Portfolio may also invest in real estate investment trusts ("REITs"). For more information, see the "Additional Investment Strategy Information" section.

In pursuing the Portfolio's investment objectives, the Investment Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis and which trading strategies it uses. For example, the Investment Adviser in its discretion may determine to use some permitted trading strategies while not using others.

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  ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.

Fixed-Income Securities. Fixed-income securities are debt securities such as bonds, notes or commercial paper. The issuer of the debt security borrows money from the investor who buys the security. Most debt securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back. The Portfolio's fixed-income investments may include zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payments until maturity.

U.S. Government Securities. The U.S. government securities that the Portfolio may purchase include U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government. In addition, the Portfolio may purchase securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. The Portfolio may also purchase securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Further, the Portfolio may purchase securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality.

REITs. REITs pool investors' funds for investments primarily in real estate properties or real estate-related loans. They may also include, among other businesses, real estate developers, brokers and operating companies whose products and services are significantly related to the real estate industry such as building suppliers and mortgage lenders.

Defensive Investing. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with its principal investment strategies when the Investment Adviser believes it advisable to do so.

Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objectives.

* * *

The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

  PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

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5

Common Stocks and Other Equity Securities. A principal risk of investing in the Portfolio is associated with its common stock and other equity security investments. In general, stock and other equity security values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

The Portfolio's investments in convertible securities may subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A portion of the Portfolio's investments in convertible securities may have speculative characteristics.

Foreign Securities. The Portfolio's investment in foreign securities involves risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted and redemption proceeds are paid in U.S. dollars, the Portfolio may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Derivatives. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the

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6

securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Investment Adviser seeks to use derivatives to further the Portfolio's investment objective, there is no assurance that the use of derivatives will achieve this result.

The derivative instruments and techniques that the Portfolio may principally use include:

Futures. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Portfolio's initial investment in such contracts.

Options. If a Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium paid by the Portfolio. If a Portfolio sells an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium received by the Portfolio. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The

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7

Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected.

Other Risks. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with its investments in fixed-income securities, U.S. government securities and REITs. For more information about these risks, see the "Additional Risk Information" section.

  ADDITIONAL RISK INFORMATION

This section provides additional information relating to the risks of investing in the Portfolio.

Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payments until maturity, are typically subject to greater price fluctuations than comparable securities that pay interest.) The Portfolio is not limited as to the maturities of the fixed-income securities in which it may invest.

U.S. Government Securities. Because certain of the U.S. government securities in which the Portfolio may invest are not backed by the full faith and credit of the United States, there is a risk that the U.S. Government will not provide financial support to these agencies if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

REITs. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of a REIT's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall

VIS — The Dividend Growth Portfolio
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securities market. Furthermore, investments in REITs may involve duplication of management fees and certain other expenses, as the Portfolio indirectly bears its proportionate share of any expenses paid by REITs in which it invests. U.S. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). U.S. REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code.

  PORTFOLIO MANAGEMENT

MORGAN STANLEY INVESTMENT
ADVISORS INC.

The Investment Adviser, together with its affiliated asset management companies, had approximately $395.3 billion in assets under management or supervision as of December 31, 2009.

The Fund has retained the Investment Adviser — Morgan Stanley Investment Advisors Inc. — to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 522 Fifth Avenue, New York, New York 10036.

The Portfolio is managed by members of the U.S. Active Equity team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Gregory R. Lai, Steven W. Pelensky, Michael A. Petrino and Jordan Floriani.

Mr. Lai has been associated with the Investment Adviser in an investment management capacity since May 2007. Prior to May 2007, Mr. Lai was a Senior Portfolio Manager at Affinity Investment Advisors. Mr. Pelensky has been associated with the Investment Adviser in an investment management capacity since May 2007. Prior to May 2007, Mr. Pelensky was a Senior Portfolio Manager at Alliance Bernstein. Mr. Petrino has been associated with the Investment Adviser in an investment management capacity since May 2007. Prior to May 2007, Mr. Petrino was a Portfolio Manager at Affinity Investment Advisors. Ms. Floriani has been associated with the Investment Adviser in an investment management capacity since May 2007. Prior to May 2007, Ms. Floriani was a Portfolio Manager at Affinity Investment Advisors.

Mr. Lai is the lead portfolio manager of the Portfolio. All team members are responsible for the day-to-day management of the Portfolio and Mr. Lai is responsible for the execution of the overall strategy of the Portfolio.

The Fund's Statement of Additional Information ("SAI") provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the team may change from time to time.

The Portfolio pays the Investment Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2009, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.54% of the Portfolio's average daily net assets.

A discussion regarding the Board of Trustees' approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2009.

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9

Shareholder Information

  PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange ("NYSE") is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

If the Investment Adviser determines that it is in the best interest of the Portfolio not to pay redemption proceeds in cash, and subject to applicable agreements with life insurance companies and other qualified investors, the Portfolio may pay a portion or all of a redemption by distributing securities held by the Portfolio. Such in-kind securities may be illiquid and difficult or impossible to sell at a time and at a price that a shareholder would like. In addition, shareholders receiving distributions in-kind may incur brokerage costs when subsequently selling shares of those securities.

  FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners are referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of Portfolio shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to

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engage in short-term trading to take advantage of these pricing differences (referred to as "price-arbitrage"). Investments in certain fixed-income securities may be adversely affected by price arbitrage trading strategies.

The Portfolio's policies with respect to valuing portfolio securities are described below in "Pricing Portfolio Shares."

The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies to monitor frequent short-term trading by contract owners. However, the Portfolio or the distributor has entered into agreements with insurance companies whereby the insurance companies are required to provide certain contract owner identification and transaction information upon the Portfolio's request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.

  PRICING PORTFOLIO SHARES

The price of Portfolio shares, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day that the NYSE is open (or, on days when the NYSE closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the NYSE is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific

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development which is likely to have changed the value of the security. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to purchase or sell their shares.

To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended, the Portfolio's net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

  PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution for the Portfolio in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended. Class Y shares are subject to a distribution (12b-1) fee of 0.25% of the average daily net assets of the Class. The Plan allows Class Y shares of the Portfolio to bear distribution fees in connection with the sale and distribution of Class Y shares. It also allows the Portfolio to pay for services to Class Y shareholders. Because these fees are paid out of the assets of the Portfolio's Class Y shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

  DISTRIBUTIONS

The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to the Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income and capital gains distributions, if any, are declared and paid at least once per year.

  TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

  PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's SAI.

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  ADDITIONAL INFORMATION

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated broker-dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale, distribution, marketing or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's SAI.

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Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class Y shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The ratio of expenses to average net assets listed in the tables below are based on the average net assets of the Portfolio for each of the periods listed in the tables. To the extent that the Portfolio's average net assets decrease over the Portfolio's next fiscal year, such expenses can be expected to increase because certain fixed costs will be spread over a smaller amount of assets.

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the SAI from the Fund's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

For the Year Ended December 31,	2009		2008		2007	2006	2005
Selected Per Share Data:
Net asset value beginning of period	$10.75		$16.98		$16.51	$15.07	$14.46
Net investment income(a)	0.17		0.21		0.17	0.17	0.15
Net realized and unrealized gain (loss)	2.36		(6.38)		0.48	1.45	0.62
Total from investment operations	2.53		(6.17)		0.65	1.62	0.77
Dividends to shareholders	(0.19)		(0.06)		(0.18)	(0.18)	(0.16)
Net asset value end of period	$13.09		$10.75		$16.98	$16.51	$15.07
Total Return(b)	23.94%		(36.46)%		3.90%	10.83%	5.35%
Ratios to Average Net Assets:(c)
Expenses	0.92	%(d)	0.88	%(d)	0.83%	0.84%	0.82%
Net investment income	1.55	%(d)	1.47	%(d)	1.02%	1.12%	1.05%
Rebate from Morgan Stanley affiliate	0.00	%(e)	0.00	%(e)	—	—	—
Supplemental Data:
Net assets end of period (000's)	$64,463		$59,030		$116,271	$136,660	$143,577
Portfolio turnover rate	44%		61%		48%	114%	38%

(a)  The per share amounts were computed using an average number of shares outstanding during the period.

(b)  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these additional charges, the total returns would be lower.

(c)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

(d)  The ratio reflects the rebate of certain Portfolio expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate".

(e)  Amount is less than 0.005%.

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Morgan Stanley Variable Investment Series

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's Annual and Semiannual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Portfolio. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Fund's Annual Report, Semiannual Report or Statement of Additional Information, to request information about the Portfolio or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/im.

  YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Smith Barney Financial Advisor or by visiting our Internet site.

  INFORMATION ABOUT THE FUND (including the Statement of Additional Information) can be viewed and copied at the SEC Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund and the Portfolio are available on the EDGAR Database on the SEC's Internet site at: www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS ■ APRIL 30, 2010

VARIABLE INVESTMENT SERIES

THE EUROPEAN EQUITY PORTFOLIO

Class Y

Morgan Stanley Variable Investment Series is a mutual fund comprised of 13 separate portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the European Equity Portfolio (the "Portfolio") are being offered.

Shares of the Portfolio are sold exclusively to certain life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of variable life insurance or variable annuity contracts.

This Prospectus must be accompanied by a current prospectus for the variable life insurance and/or variable annuity contract issued by your insurance company.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Contents

Portfolio Summary	INVESTMENT OBJECTIVE	1

	FEES AND EXPENSES OF THE PORTFOLIO	1

	PORTFOLIO TURNOVER	1

	PRINCIPAL INVESTMENT STRATEGIES	1

	PRINCIPAL RISKS	2

	PAST PERFORMANCE	2

	INVESTMENT ADVISER AND SUB-ADVISER	2

	PURCHASE AND SALE OF PORTFOLIO SHARES	3

	TAX INFORMATION	3

	PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	3

Portfolio Details	ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENT OBJECTIVE, STRATEGIES AND RISKS	4

	PORTFOLIO MANAGEMENT	10

Shareholder Information	PURCHASES AND SALES OF PORTFOLIO SHARES	12

	FREQUENT PURCHASES AND REDEMPTIONS	12

	PRICING PORTFOLIO SHARES	13

	PLAN OF DISTRIBUTION	14

	DISTRIBUTIONS	14

	TAX CONSEQUENCES	14

	PORTFOLIO HOLDINGS INFORMATION	14

	ADDITIONAL INFORMATION	15

Financial Highlights		16

This Prospectus contains important information about the European Equity Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

Portfolio Summary

Investment Objective

The Portfolio seeks to maximize the capital appreciation of its investments.

Fees and Expenses of the Portfolio

The table below briefly describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Portfolio. Total annual Portfolio operating expenses in the table and the Example below do not reflect the impact of any charges by your insurance company. If they did, expenses would be higher.

Annual Portfolio Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Advisory fee	0.87%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.25%
Total annual Portfolio operating expenses*	1.37%
Fee waiver and/or expense reimbursement*	0.12%
Total annual Portfolio operating expenses after fee waiver and/or expense reimbursement*	1.25%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

Expenses Over Time
1 Year	3 Years	5 Years	10 Years
$127	$397	$686	$1,511

*  The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., is currently waiving or reimbursing all or a portion of the Portfolio's advisory fees and/or other expenses (excluding distribution and service (12b-1) fees and brokerage fees). The fee waivers and/or expense reimbursements are expected to continue (such that the Total annual Portfolio operating expenses after fee waiver and/or expense reimbursement do not exceed those amounts listed above) until such time that the Fund's Board of Trustees acts to discontinue such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Total annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 26% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio will normally invest at least 80% of its assets in equity securities of companies located in European countries. European countries are defined as countries included in the Morgan Stanley Capital International Europe Index. A company is considered to be located in Europe if (i) it is organized under the laws of a European country and has a principal office in a European country; (ii) it derives at least 50% of its total revenues from businesses in Europe; or (iii) its equity securities are traded principally on a stock exchange in Europe. The Portfolio may also invest in emerging market or developing countries. The Portfolio may also use derivative instruments as discussed below. These derivative instruments will be counted toward the Portfolio's 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

The Portfolio invests principally in common stocks and other equity securities (which may include depositary receipts or convertible securities). The Investment Adviser and/or "Sub-Adviser," Morgan Stanley Investment Management Limited, utilize bottom up fundamental research to identify companies that they believe have long-term growth potential and/or relatively attractive valuations.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as options, futures, swaps, contracts for difference ("CFDs") and other related instruments and techniques. The Portfolio may utilize forward foreign currency exchange contracts, which are also derivatives, in connection with its investments in foreign securities.

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Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

• Common Stock and Other Equity Securities. In general, stock and other equity security values fluctuate, and sometimes widely fluctuate, in response to activities specific to the company as well as general market, economic and political conditions. Investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities, including credit risk and interest rate risk, and common stocks. A portion of the Portfolio's convertible investments may be rated below investment grade.

• European Investments. Adverse political, social or economic developments in Europe, or in a particular European country, could cause a substantial decline in the value of the Portfolio.

• Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. Hedging the Portfolio's currency risks through forward foreign currency exchange contracts involves the risk of mismatching the Portfolio's objectives under a forward foreign currency exchange contract with the value of securities denominated in a particular currency. There is additional risk that such transactions reduce or preclude the opportunity for gain and that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated.

• Derivatives. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

Past Performance

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class Y shares from year to year and by showing how the average annual returns of the Portfolio's Class Y shares for the one and five year periods and for the life of the Portfolio compare with those of a broad measure of market performance over time. This performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower. The Portfolio's past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 869-NEWS.

Annual Total Returns—Calendar Years

Best Quarter (ended June 30, 2009): 21.40%
Worst Quarter (ended September 30, 2002): –22.64%

Average Annual Total Returns For Periods Ended December 31, 2009

	Past 1 Year	Past 5 Years	Life of Portfolio (since 6/5/00)
The European Equity Portfolio	27.41%	3.40%	0.22%
MSCI Europe Index (reflects no deduction for fees, expenses, or taxes)[1]	35.83%	3.93%	2.13%

(1)  The Morgan Stanley Capital International (MSCI) Europe Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. It is not possible to invest directly in an index.

Investment Adviser and Sub-Adviser

Investment Adviser. Morgan Stanley Investment Advisors Inc.

Sub-Adviser. Morgan Stanley Investment Management Limited.

Portfolio Managers. The Portfolio is managed by members of the European Equity team. Information about the current members of the European Equity team jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Sub-Adviser	Date Began Managing Portfolio
Matthew Leeman	Managing Director	December 2006

Riccardo Bindi	Executive Director	December 2006

Jonathan Day	Executive Director	December 2006

Jaymeen Patel	Vice President	April 2010*

*  Joined the European Equity team in December 2006 as a research analyst.

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Purchase and Sale of Portfolio Shares

This Prospectus offers Class Y shares of the European Equity Portfolio. The Portfolio also offers Class X shares of the Portfolio through a separate prospectus. Class X shares are subject to lower expenses. For eligibility information, contact your insurance company.

Portfolio shares will be sold at the net asset value ("NAV") next determined after we receive your redemption request.

The Portfolio offers its shares only to insurance companies separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

For more information, please refer to the "Shareholder Information—Purchases and Sales of Portfolio Shares" section of this Prospectus.

Tax Information

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Portfolio and federal income taxation of owners of variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Portfolio through an insurance company or other financial intermediary, which may be affiliated or unaffiliated with the Investment Adviser, the Investment Adviser and/or the Portfolio's distributor may pay (out of their own funds and not as an expense of the Portfolio) the intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the insurance company or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

www.morganstanley.com/im

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Portfolio Details

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

  INVESTMENT OBJECTIVE

The Portfolio seeks to maximize the capital appreciation of its investments.

  PRINCIPAL INVESTMENT STRATEGIES

CAPITAL APPRECIATION

An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out dividend income.

The Portfolio will normally invest at least 80% of its assets in equity securities of companies located in European countries. European countries are defined as countries included in the Morgan Stanley Capital International Europe Index. A company is considered to be located in Europe if (i) it is organized under the laws of a European country and has a principal office in a European country; (ii) it derives at least 50% of its total revenues from businesses in Europe; or (iii) its equity securities are traded principally on a stock exchange in Europe. The Portfolio may also invest in emerging market or developing countries. The Portfolio may also use derivative instruments as discussed below. These derivative instruments will be counted toward the Portfolio's 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

The Portfolio invests principally in common stocks and other equity securities (which may include depositary receipts or convertible securities).

The Investment Adviser and/or Sub-Adviser utilize bottom up fundamental research to identify companies that they believe have long-term growth potential and/or relatively attractive valuations.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents the common stock or other equity securities of a foreign company.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as options, futures, swaps, CFDs and other related instruments and techniques. The Portfolio may also use forward foreign currency exchange contracts, which are also derivatives, in connection with its investments in foreign securities.

The remaining 20% of the Portfolio's assets may be invested in fixed-income securities (including zero coupon securities) issued or guaranteed by European governments and in equity, government and convertible securities of issuers not located in Europe. The Portfolio may also invest in real estate investment trusts (commonly known as "REITs") and foreign real estate companies. For more information, see the "Additional Investment Strategy Information" section.

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In pursuing the Portfolio's investment objective, the Investment Adviser and/or Sub-Adviser have considerable leeway in deciding which investments they buy, hold or sell on a day-to-day basis and which trading strategies they use. For example, the Investment Adviser and/or Sub-Adviser in their discretion may determine to use some permitted trading strategies while not using others.

  ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.

Fixed-Income Securities. The Portfolio may invest up to 20% of its assets in fixed-income securities (including zero coupon securities) issued or guaranteed by European governments and non-European governmental or private issuers.

REITs and Foreign Real Estate Companies. The Portfolio may invest in REITs and foreign real estate companies, which are similar to entities organized and operated as REITs in the United States. REITs and foreign real estate companies pool investors' funds for investments primarily in real estate properties or real estate-related loans. They may also include, among other businesses, real estate developers, brokers and operating companies whose products and services are significantly related to the real estate industry such as building suppliers and mortgage lenders.

Defensive Investing. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with its principal investment strategies when the Investment Adviser and/or Sub-Adviser believes it advisable to do so.

Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objective.

* * *

The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

  PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

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Common Stock and Other Equity Securities. A principal risk of investing in the Portfolio is associated with the Portfolio's investments in common stock and other equity investments. In general, stock and other equity security prices can fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock and other equity security prices can fluctuate widely in response to these factors.

The Portfolio's investments in convertible securities may subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A portion of the Portfolio's investments in convertible securities may have speculative characteristics.

European Investments. A principal risk factor associated with investment in the Portfolio relates to the Portfolio's investments in Europe. In particular, adverse political, social or economic developments in Europe, or in a particular European country, could cause a substantial decline in the value of the Portfolio.

Foreign Securities. The Portfolio's investment in foreign securities involves risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted and redemption proceeds are paid in U.S. dollars, the Portfolio may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the

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International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting on a sovereign debt that a government does not pay or bankruptcy proceeding by which all or part of the sovereign debt that a government entity has not repaid may be collected.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

In connection with its investments in foreign securities, the Portfolio also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Hedging the Portfolio's currency risks involves the risk of mismatching the Portfolio's objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts.

Emerging Market Countries. The Portfolio may invest in securities of issuers located in emerging market or developing countries. These are countries that major financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market or developing countries can include every nation in the world except the United States, Canada, Japan, Hong Kong, Singapore, Australia, New Zealand and most nations located in Western Europe. Compared to the United States and other developed countries, emerging market or developing countries may have relatively unstable governments, economics based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

Derivatives. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions,

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magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Investment Adviser and/or Sub-Adviser seek to use derivatives to further the Portfolio's investment objective, there is no assurance that the use of derivatives will achieve this result.

The derivative instruments and techniques that the Portfolio may principally use include:

Futures. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Portfolio's initial investment in such contracts.

Options. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium paid by the Portfolio. If the Portfolio sells an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium received by the Portfolio. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net

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amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected.

CFDs. A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument's value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. In addition to the general risks of derivatives, CFDs may be subject to liquidity risk and counterparty risk.

Other Risks. The performance of the Portfolio also will depend on whether or not the Investment Adviser and/or Sub-Adviser are successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with its investments in fixed-income securities, REITs and foreign real estate companies. For more information about these risks, see the "Additional Risk Information" section.

  ADDITIONAL RISK INFORMATION

This section provides additional information relating to the risks of investing in the Portfolio.

Fixed-Income Securities. All fixed-income securities, such as debt securities issued by foreign governments, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

REITs and Foreign Real Estate Companies. REITs and foreign real estate companies generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs and/or foreign real estate companies. REITs and foreign real estate companies are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and

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other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs and foreign real estate companies depend upon specialized management skills, may not be diversified (which may increase the volatility of a REIT's and/or foreign real estate company's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with these laws, rules and regulations could negatively impact the performance of those entities. Furthermore, investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses, as the Portfolio indirectly bears its proportionate share of any expenses paid by REITs and foreign real estate companies in which it invests. U.S. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). U.S. REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code.

  PORTFOLIO MANAGEMENT

MORGAN STANLEY INVESTMENT ADVISORS INC.

The Investment Adviser, together with its affiliated asset management companies, had approximately $395.3 billion in assets under management or supervision as of December 31, 2009.

The Fund has retained the Investment Adviser—Morgan Stanley Investment Advisors Inc.—to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 522 Fifth Avenue, New York, New York 10036.

The Investment Adviser has entered into a sub-advisory agreement with Morgan Stanley Investment Management Limited, located at 25 Cabot Square, Canary Wharf, London, England E14 4QA. The Sub-Adviser is a wholly owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Portfolio with investment advisory services subject to the overall supervision of the Investment Adviser and the Fund's Officers and Trustees. The Investment Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Investment Adviser receives from the Portfolio.

The Portfolio is managed by members of the European Equity team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Matthew Leeman, Riccardo Bindi, Jonathan Day and Jaymeen Patel.

Mr. Leeman has been associated with the Sub-Adviser in an investment management capacity since December 2006. Prior to December 2006, Mr. Leeman was Co-Head of European Equities at Société Générale Asset Management. Mr. Bindi has been associated with the Sub-Adviser in an investment management capacity since December 2006. Prior to December 2006, Mr. Bindi was a portfolio manager at Société Générale Asset Management. Mr. Day has been associated with the Sub-Adviser in an investment management capacity since December 2006. Prior to December 2006, Mr. Day was a portfolio manager at Société Générale Asset Management. Mr. Patel has been associated with the Sub-Adviser since May 1998; prior to December 2006 as a research analyst and in an investment management capacity since December 2006.

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Mr. Leeman is the lead manager of the Portfolio. All members collaborate to manage the assets for the Portfolio. Messrs. Leeman, Bindi, Day and Patel are responsible for the execution of the overall strategy of the Portfolio.

The Fund's Statement of Additional Information ("SAI") provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the team may change from time to time.

The Portfolio pays the Investment Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2009, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.87% of the Portfolio's average daily net assets.

A discussion regarding the Board of Trustees' approval of the investment advisory agreement and sub-advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2009.

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Shareholder Information

  PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange ("NYSE") is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

If the Investment Adviser determines that it is in the best interest of the Portfolio not to pay redemption proceeds in cash, and subject to applicable agreements with life insurance companies and other qualified investors, the Portfolio may pay a portion or all of a redemption by distributing securities held by the Portfolio. Such in-kind securities may be illiquid and difficult or impossible to sell at a time and at a price that a shareholder would like. In addition, shareholders receiving distributions in-kind may incur brokerage costs when subsequently selling shares of those securities.

  FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners are referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of Portfolio shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the

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securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price-arbitrage").

The Portfolio's policies with respect to valuing portfolio securities are described below in "Pricing Portfolio Shares."

The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies to monitor frequent short-term trading by contract owners. However, the Portfolio or the distributor has entered into agreements with insurance companies whereby the insurance companies are required to provide certain contract owner identification and transaction information upon the Portfolio's request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.

  PRICING PORTFOLIO SHARES

The price of Portfolio shares, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day that the NYSE is open (or, on days when the NYSE closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the NYSE is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser and/or Sub-Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific

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development which is likely to have changed the value of the security. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to purchase or sell their shares.

To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended, the Portfolio's net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

  PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution for the Portfolio in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended. Class Y shares are subject to a distribution (12b-1) fee of 0.25% of the average daily net assets of the Class. The Plan allows Class Y shares of the Portfolio to bear distribution fees in connection with the sale and distribution of Class Y shares. It also allows the Portfolio to pay for services to Class Y shareholders. Because these fees are paid out of the assets of the Portfolio's Class Y shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

  DISTRIBUTIONS

The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to the Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income and capital gains distributions, if any, are declared and paid at least once per year.

  TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

  PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's SAI.

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  ADDITIONAL INFORMATION

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated broker-dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale, distribution, marketing or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's SAI.

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Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class Y shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The ratio of expenses to average net assets listed in the tables below are based on the average net assets of the Portfolio for each of the periods listed in the tables. To the extent that the Portfolio's average net assets decrease over the Portfolio's next fiscal year, such expenses can be expected to increase because certain fixed costs will be spread over a smaller amount of assets.

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the SAI from the Fund's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

Year Ended December 31,	2009		2008		2007		2006		2005
Selected Per Share Data:
Net asset value beginning of period	$13.24		$28.65		$25.19		$19.70		$18.37
Net investment income(a)	0.32		0.58		0.40		0.29		0.25
Net realized and unrealized gain (loss)	3.00		(11.25)		3.46		5.54		1.26
Total from investment operations	3.32		(10.67)		3.86		5.83		1.51
Dividends to shareholders	(0.50)		(0.52)		(0.40)		(0.34)		(0.18)
Distributions to shareholders	(0.71)		(4.22)		—		—		—
Total dividends and distributions	(1.21)		(4.74)		(0.40)		(0.34)		(0.18
Net asset value end of period	$15.35		$13.24		$28.65		$25.19		$19.70
Total Return(b)	27.41%		(42.84)%		15.34%		29.88%		8.36%
Ratios to Average Net Assets:(c)
Expenses	1.25	%(d)(f)	1.25	%(d)(f)	1.25	%(f)	1.25	%(f)	1.27	%(f)
Net investment income	2.42	%(d)(f)	2.76	%(d)(f)	1.48	%(f)	1.34	%(f)	1.35	%(f)
Rebate from Morgan Stanley affiliate	0.00	%(e)	0.00	%(e)	—		—		—
Supplemental Data:
Net assets end of period (000's)	$19,323		$17,845		$40,721		$45,637		$39,404
Portfolio turnover rate	26%		15%		41%		62%		61%

(a)  The per share amounts were computed using an average number of shares outstanding during the period.

(b)  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these additional charges, the total returns would be lower.

(c)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

(d)  The ratio reflects the rebate of certain Portfolio expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate".

(e)  Amount is less than 0.005%.

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Financial Highlights (Continued)

(f)  If the Portfolio had borne all of its expenses that were reimbursed or waived by the Investment Adviser and Administrator, the annualized expense and net investment income ratios would have been as follows:

	PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
June 1 through	December 31, 2005	1.31	1.31
	December 31, 2006	1.32	1.27
	December 31, 2007	1.29	1.44
	December 31, 2008	1.33	2.68
	December 31, 2009	1.37	2.30

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Morgan Stanley Variable Investment Series

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's Annual and Semiannual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Portfolio. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Fund's Annual Report, Semiannual Report or Statement of Additional Information, to request information about the Portfolio or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/im.

  YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Smith Barney Financial Advisor or by visiting our Internet site.

  INFORMATION ABOUT THE FUND (including the Statement of Additional Information) can be viewed and copied at the the SEC Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund and the Portfolio are available on the EDGAR Database on the SEC's Internet site at: www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS ■ APRIL 30, 2010

VARIABLE INVESTMENT SERIES

THE GLOBAL DIVIDEND GROWTH PORTFOLIO

  Class Y

Morgan Stanley Variable Investment Series is a mutual fund comprised of 13 separate Portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the Global Dividend Growth Portfolio (the "Portfolio") are being offered.

Shares of the Portfolio are sold exclusively to certain life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of variable life insurance or variable annuity contracts.

This Prospectus must be accompanied by a current prospectus for the variable life insurance and/or variable annuity contract issued by your insurance company.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Contents

Portfolio Summary	INVESTMENT OBJECTIVE	1

	FEES AND EXPENSES OF THE PORTFOLIO	1

	PORTFOLIO TURNOVER	1

	PRINCIPAL INVESTMENT STRATEGIES	1

	PRINCIPAL RISKS	1

	PAST PERFORMANCE	2

	INVESTMENT ADVISER AND SUB-ADVISER	2

	PURCHASE AND SALE OF PORTFOLIO SHARES	2

	TAX INFORMATION	3

	PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	3

Portfolio Details	ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENT OBJECTIVE, STRATEGIES AND RISKS	4

	PORTFOLIO MANAGEMENT	8

Shareholder Information	PURCHASES AND SALES OF PORTFOLIO SHARES	10

	FREQUENT PURCHASES AND REDEMPTIONS	10

	PRICING PORTFOLIO SHARES	11

	PLAN OF DISTRIBUTION	12

	DISTRIBUTIONS	12

	TAX CONSEQUENCES	13

	PORTFOLIO HOLDINGS INFORMATION	13

	ADDITIONAL INFORMATION	13

Financial Highlights		14

This Prospectus contains important information about the Global Dividend Growth Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

Portfolio Summary

Investment Objective

The Portfolio seeks to provide reasonable current income and long-term growth of income and capital.

Fees and Expenses of the Portfolio

The table below briefly describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Portfolio. Total annual Portfolio operating expenses in the table and the Example below do not reflect the impact of any charges by your insurance company. If they did, expenses would be higher.

Annual Portfolio Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Advisory fee	0.67%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.26%
Total annual Portfolio operating expenses	1.18%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

Expenses Over Time
1 Year	3 Years	5 Years	10 Years
$120	$375	$649	$1,432

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Total annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 79% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio will normally invest at least 80% of its assets in dividend paying equity securities issued by issuers located in various countries around the world. The Portfolio's "Sub-Adviser," Morgan Stanley Investment Management Limited, seeks investments primarily in common stocks (including depositary receipts) of companies of any size with a record of paying dividends and potential for increasing dividends. The Portfolio invests in at least three separate countries. The percentage of the Portfolio's assets invested in particular geographic sectors will shift from time to time in accordance with the judgment of the Sub-Adviser. In addition, in selecting investments, the current portfolio management team employs a bottom-up investment approach that is value driven and emphasizes security selection on an individual company basis. The current portfolio management team selects securities of issuers from a broad range of countries, which may include emerging market or developing countries. The team also seeks to identify securities of issuers that it believes are undervalued relative to their market values and other measurements of intrinsic worth, with an emphasis on company assets and cash flow. Securities which appear undervalued are then subjected to an in-depth fundamental analysis.

Up to 15% of the Portfolio's assets may be invested in emerging markets securities (held either directly or in the form of depositary receipts) of which no more than 10% may be invested in local shares. The Portfolio may utilize forward foreign currency exchange contracts, which are derivatives, in connection with its investments in foreign securities.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

• Common Stock and Other Equity Securities. In general, stock and other equity security values fluctuate, and sometimes widely fluctuate, in response to activities specific to the company as well as general market, economic and political conditions. Investments in convertible securities subject the Fund to the risks associated with both fixedincome securities, including credit risk and interest rate risk, and common stocks.

• Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with

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1

investments in foreign markets. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. Hedging the Portfolio's currency risks through forward foreign currency exchange contracts involves the risk of mismatching the Portfolio's objectives under a forward foreign currency exchange contract with the value of securities denominated in a particular currency. There is additional risk that such transactions reduce or preclude the opportunity for gain and that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated.

• Small and Medium Capitalization Companies. Investments in small and medium capitalization companies entail greater risks than those associated with larger, more established companies. Often the stock of these companies may be more volatile and less liquid than the stock of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

Past Performance

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class Y shares from year to year and by showing how the average annual returns of the Portfolio's Class Y shares for the one and five year periods and for the life of the Portfolio compare with those of a broad measure of market performance over time. This performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower. The Portfolio's past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 869-NEWS.

Annual Total Returns—Calendar Years

Best Quarter (ended June 30, 2003): 19.43%
Worst Quarter (ended September 30, 2002): –20.61%

Average Annual Total Returns For Periods Ended December 31, 2009

	Past 1 Year	Past 5 Years	Life of Portfolio (since 6/5/00)
The Global Dividend Growth Portfolio	16.11%	–1.17%	1.59%
MSCI World Index (reflects no deduction for fees, expenses, or taxes)[1]	29.99%	2.01%	–0.06%

(1)  The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index currently consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. It is not possible to invest directly in an index.

Investment Adviser and Sub-Adviser

Investment Adviser. Morgan Stanley Investment Advisors Inc.

Sub-Adviser. Morgan Stanley Investment Management Limited.

Portfolio Managers. The Portfolio is managed by members of the Global Dividend Yield team. Information about the current members of the Global Dividend Yield team jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Sub-Adviser	Date Began Managing Portfolio
Nathalie Degans	Managing Director	November 2008

Jean Beaubois	Vice President	November 2008

Purchase and Sale of Portfolio Shares

This Prospectus offers Class Y shares of the Global Dividend Growth Portfolio. The Portfolio also offers Class X shares of the Portfolio through a separate prospectus. Class X shares are subject to lower expenses. For eligibility information, contact your insurance company.

Portfolio shares will be sold at the net asset value ("NAV") next determined after we receive your redemption request.

The Portfolio offers its shares only to insurance companies separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

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For more information, please refer to the "Shareholder Information—Purchases and Sales of Portfolio Shares" section of this Prospectus.

Tax Information

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Portfolio and federal income taxation of owners of variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Portfolio through an insurance company or other financial intermediary, which may be affiliated or unaffiliated with the Investment Adviser, the Investment Adviser and/or the Portfolio's distributor may pay (out of their own funds and not as an expense of the Portfolio) the intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the insurance company or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

www.morganstanley.com/im

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Portfolio Details

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

  INVESTMENT OBJECTIVE

The Portfolio seeks to provide reasonable current income and long-term growth of income and capital.

  PRINCIPAL INVESTMENT STRATEGIES

GROWTH & INCOME

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

The Portfolio will normally invest at least 80% of its assets in dividend paying equity securities issued by issuers located in various countries around the world. The Sub-Adviser seeks investments primarily in common stocks (including depositary receipts) of companies of any size with a record of paying dividends and potential for increasing dividends. The Portfolio invests in at least three separate countries. The percentage of the Portfolio's assets invested in particular geographic sectors will shift from time to time in accordance with the judgment of the Sub-Adviser. In addition, in selecting investments, the current portfolio management team employs a bottom-up investment approach that is value driven and emphasizes security selection on an individual company basis. The current portfolio management team selects securities of issuers from a broad range of countries, which may include emerging market or developing countries. The team also seeks to identify securities of issuers that it believes are undervalued relative to their market values and other measurements of intrinsic worth, with an emphasis on company assets and cash flow. Securities which appear undervalued are then subjected to an in-depth fundamental analysis. Portfolio securities are typically sold when the portfolio management team assesses that a holding no longer satisfies some or all of its investment criteria.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

Up to 15% of the Portfolio's assets may be invested in emerging markets securities (held either directly or in the form of depositary receipts) of which no more than 10% may be invested in local shares.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. The Portfolio may use forward foreign currency exchange contracts, which are derivatives, in connection with its investments in foreign securities.

Other Investments. The Portfolio may also invest in convertible and fixed-income securities, real estate investment trusts (commonly known as "REITs") and foreign real estate companies. For more information, see the "Additional Investment Strategy Information" section.

In pursuing the Portfolio's investment objective, the Sub-Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis and which trading strategies it uses. For example, the Sub-Adviser in its discretion may determine to use some permitted trading strategies while not using others.

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  ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.

Convertible and Fixed-Income Securities. Up to 20% of the Portfolio's assets may be invested in convertible securities, U.S. government securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, fixed-income securities issued by foreign governments and international organizations and investment grade debt securities (including zero coupon securities which are purchased at a discount and make no payment until maturity).

The Portfolio may invest up to 5% of its net assets in convertible securities rated below investment grade. Securities rated below investment grade are commonly known as "junk bonds" and have speculative credit risk characteristics.

REITs and Foreign Real Estate Companies. The Portfolio may invest in REITs and foreign real estate companies, which are similar to entities organized and operated as REITs in the United States. REITs and foreign real estate companies pool investors' funds for investments primarily in real estate properties or real estate-related loans. They may also include among other businesses, real estate developers, brokers, and operating companies whose products and services are significantly related to the real estate industry such as building suppliers and mortgage lenders.

Defensive Investing. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with its principal investment strategies when the Sub-Adviser believes it is advisable to do so.

Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objective.

* * *

The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

  PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

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Common Stock and Other Equity Securities. A principal risk of investing in the Portfolio is associated with its common stock and other equity investments. In general, stock and other equity security values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

Foreign and Emerging Market Securities. The Portfolio's investments in foreign securities involves risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted and redemption proceeds are paid in U.S. dollars, the Portfolio may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

The foreign securities in which the Portfolio may invest may be issued by issuers located in emerging market or developing countries. Compared to the United States and other developed countries, emerging market or developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

In connection with its investments in foreign securities, the Portfolio also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the

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contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Hedging the Portfolio's currency risks involves the risk of mismatching the Portfolio's objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts.

Small and Medium Capitalization Companies. Investing in securities of small and medium capitalization companies involves greater risks than is customarily associated with investing in larger, more established companies. Often, the stocks of these companies, particularly small companies, may be more volatile and less liquid than the stocks of more established companies and may be subject to more abrupt and erratic price movements. These stocks may have returns that vary, sometimes significantly, from the overall stock market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

Other Risks. The performance of the Portfolio also will depend on whether or not the Sub-Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with its investments in fixed-income securities, REITs and foreign real estate companies. For more information about these risks, see the "Additional Risk Information" section.

  ADDITIONAL RISK INFORMATION

This section provides additional information relating to the risks of investing in the Portfolio.

Convertible and Fixed-Income Securities. The Portfolio's investments in convertible securities may subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A portion of the Portfolio's investments in convertible securities may have speculative characteristics.

All fixed-income securities, such as corporate bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be

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7

unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

REITs and Foreign Real Estate Companies. REITs and foreign real estate companies generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs and/or foreign real estate companies. REITs and foreign real estate companies are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs and foreign real estate companies depend upon specialized management skills, may not be diversified (which may increase the volatility of a REIT's and/or foreign real estate company's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. Furthermore, investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses, as the Portfolio indirectly bears its proportionate share of any expenses paid by REITs and foreign real estate companies in which it invests. U.S. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). U.S. REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code.

  PORTFOLIO MANAGEMENT

MORGAN STANLEY INVESTMENT
ADVISORS INC.

The Investment Adviser, together with its affiliated asset management companies, had approximately $395.3 billion in assets under management or supervision as of December 31, 2009.

The Fund has retained the "Investment Adviser"—Morgan Stanley Investment Advisors Inc.—to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 522 Fifth Avenue, New York, New York 10036.

The Investment Adviser has entered into a sub-advisory agreement with Morgan Stanley Investment Management Limited, located at 25 Cabot Square, Canary Wharf, London, England E14 4QA. The Sub-Adviser is a wholly owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Portfolio with investment advisory services subject to the overall supervision of the Investment Adviser and the Fund's Officers and Trustees. The Investment Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Investment Adviser receives from the Portfolio.

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8

The Portfolio is managed by members of the Global Dividend Yield team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Nathalie Degans and Jean Beaubois.

Ms. Degans has been associated with the Sub-Adviser in an investment management capacity since 1993. Mr. Beaubois has been associated with the Sub-Adviser in an investment management capacity since 2003.

The Fund's Statement of Additional Information ("SAI") provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the team may change from time to time.

The Portfolio pays the Investment Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2009, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.67% of the Portfolio's average daily net assets.

A discussion regarding the Board of Trustees' approval of the investment advisory agreement and sub-advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2009.

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Shareholder Information

  PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange ("NYSE") is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

If the Investment Adviser determines that it is in the best interest of the Portfolio not to pay redemption proceeds in cash, and subject to applicable agreements with life insurance companies and other qualified investors, the Portfolio may pay a portion or all of a redemption by distributing securities held by the Portfolio. Such in-kind securities may be illiquid and difficult or impossible to sell at a time and at a price that a shareholder would like. In addition, shareholders receiving distributions in-kind may incur brokerage costs when subsequently selling shares of those securities.

  FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners are referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of Portfolio shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded

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infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price-arbitrage"). Investments in certain fixed-income securities, such as junk bonds, may be adversely affected by price arbitrage trading strategies.

The Portfolio's policies with respect to valuing portfolio securities are described below in "Pricing Portfolio Shares."

The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies to monitor frequent short-term trading by contract owners. However, the Portfolio or the distributor has entered into agreements with insurance companies whereby the insurance companies are required to provide certain contract owner identification and transaction information upon the Portfolio's request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.

  PRICING PORTFOLIO SHARES

The price of Portfolio shares, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day the NYSE is open (or, on days when the NYSE closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the NYSE is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser and/or Sub-Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees.

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In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to purchase or sell their shares.

To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended, the Portfolio's net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

  PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution for the Portfolio in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended. Class Y shares are subject to a distribution (12b-1) fee of 0.25% of the average daily net assets of the Class. The Plan allows Class Y shares of the Portfolio to bear distribution fees in connection with the sale and distribution of Class Y shares. It also allows the Portfolio to pay for services to Class Y shareholders. Because these fees are paid out of the assets of the Portfolio's Class Y shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

  DISTRIBUTIONS

The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income and capital gains distributions, if any, are declared and paid at least once per year.

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  TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

  PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's SAI.

  ADDITIONAL INFORMATION

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated broker-dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale, distribution, marketing or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's SAI.

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Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class Y shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The ratio of expenses to average net assets listed in the tables below are based on the average net assets of the Portfolio for each of the periods listed in the tables. To the extent that the Portfolio's average net assets decrease over the Portfolio's next fiscal year, such expenses can be expected to increase because certain fixed costs will be spread over a smaller amount of assets.

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the SAI from the Fund's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

Year Ended December 31,	2009		2008		2007	2006	2005
Selected Per Share Data:
Net asset value beginning of period	$7.66		$16.70		$17.66	$15.00	$14.34
Net investment income(a)	0.26		0.00		0.26	0.25	0.23
Net realized and unrealized gain (loss)	0.91		(5.90)		1.00	2.91	0.64
Total from investment operations	1.17		(5.90)		1.26	3.16	0.87
Dividends to shareholders	(0.38)		(0.35)		(0.32)	(0.29)	(0.21)
Distributions to shareholders	—		(2.79)		(1.90)	(0.21)	—
Total dividends and distributions	(0.38)		(3.14)		(2.22)	(0.50)	(0.21)
Net asset value end of period	$8.45		$7.66		$16.70	$17.66	$15.00
Total Return(b)	16.11%		(41.09)%		6.77%	21.60%	6.17%
Ratios to Average Net Assets:(c)
Expenses	1.18	%(d)	1.11	%(d)	1.07%	1.08%	1.07%
Net investment income	3.39	%(d)	2.79	%(d)	1.47%	1.55%	1.63%
Rebate from Morgan Stanley affiliate	0.00	%(e)	0.00	%(e)	—	—	—
Supplemental Data:
Net assets end of period (000's)	$30,239		$29,524		$65,364	$74,749	$71,123
Portfolio turnover rate	79%		88%		38%	24%	20%

(a)  The per share amounts were computed using an average number of shares outstanding during the period.

(b)  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these additional charges, the total returns would be lower.

(c)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

(d)  The ratio reflects the rebate of certain Portfolio expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate".

(e)  Amount is less than 0.005%.

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Morgan Stanley Variable Investment Series

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's Annual and Semiannual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Portfolio. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Fund's Annual Report, Semiannual Report or Statement of Additional Information, to request information about the Portfolio or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/im.

  YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Smith Barney Financial Advisor or by visiting our Internet site.

  INFORMATION ABOUT THE FUND (including the Statement of Additional Information) can be viewed and copied at the SEC Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund and the Portfolio are available on the EDGAR Database on the SEC's Internet site at: www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS ■ APRIL 30, 2010

VARIABLE INVESTMENT SERIES

THE GLOBAL INFRASTRUCTURE PORTFOLIO

Class Y

Morgan Stanley Variable Investment Series is a mutual fund comprised of 13 separate portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the Global Infrastructure Portfolio (the "Portfolio") are being offered.

Shares of the Portfolio are sold exclusively to certain life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of variable life insurance or variable annuity contracts.

This Prospectus must be accompanied by a current prospectus for the variable life insurance and/or variable annuity contract issued by your insurance company.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Contents

Portfolio Summary	INVESTMENT OBJECTIVE	1

	FEES AND EXPENSES OF THE PORTFOLIO	1

	PORTFOLIO TURNOVER	1

	PRINCIPAL INVESTMENT STRATEGIES	1

	PRINCIPAL RISKS	2

	PAST PERFORMANCE	2

	INVESTMENT ADVISER AND SUB-ADVISERS	3

	PURCHASE AND SALE OF PORTFOLIO SHARES	3

	TAX INFORMATION	3

	PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	3

Portfolio Details	ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENT OBJECTIVE, STRATEGIES AND RISKS	4

	PORTFOLIO MANAGEMENT	10

Shareholder Information	PURCHASES AND SALES OF PORTFOLIO SHARES	11

	FREQUENT PURCHASES AND REDEMPTIONS	11

	PRICING PORTFOLIO SHARES	12

	PLAN OF DISTRIBUTION	13

	DISTRIBUTIONS	13

	TAX CONSEQUENCES	13

	PORTFOLIO HOLDINGS INFORMATION	14

	ADDITIONAL INFORMATION	14

Financial Highlights		15

This Prospectus contains important information about the Global Infrastructure Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

Portfolio Summary

Investment Objective

The Portfolio seeks both capital appreciation and current income.

Fees and Expenses of the Portfolio

The table below briefly describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Portfolio. Total annual Portfolio operating expenses in the table and the Example below do not reflect the impact of any charges by your insurance company. If they did, expenses would be higher.

Annual Portfolio Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Advisory fee	0.57%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.39%
Total annual Portfolio operating expenses	1.21%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

Expenses Over Time
1 Year	3 Years	5 Years	10 Years
$123	$384	$665	$1,466

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Total annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 280% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio will normally invest at least 80% of its assets in equity securities issued by companies located throughout the world that are engaged in the infrastructure business. A company will be considered to be in the infrastructure business if it derives at least 50% of its revenues or earnings from, or devotes at least 50% of its assets to, infrastructure-related activities. Infrastructure refers to the systems and networks of energy, transportation, communication and other services required for the normal function of society. The Portfolio may invest up to 100% of its net assets in foreign securities, which may include emerging market securities. Under normal market conditions, the Portfolio invests at least 40% of its assets in the securities of issuers located outside of the United States.

The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., and/or "Sub-Advisers," Morgan Stanley Investment Management Limited and Morgan Stanley Investment Management Company, will shift the Portfolio's assets between the different types of companies in the infrastructure business described above based on relative valuation, underlying company fundamentals, and demographic and macroeconomic considerations. Utility companies represent a significant component of the universe of companies engaged in the infrastructure business. These companies may include traditionally regulated public utilities or fully or partially deregulated utility companies as well as unregulated utility companies. The Portfolio has a fundamental policy (i.e., one that cannot be changed without shareholder approval) of investing 25% or more of its assets in the utilities industry.

In selecting securities to buy, hold or sell for the Portfolio, the Investment Adviser and/or Sub-Advisers actively manage the portfolio using a combination of bottom-up and top-down methodologies. The value-driven approach to bottom-up security selection utilizes proprietary research models to identify infrastructure companies that offer the best value relative to their underlying assets and growth prospects. The top-down allocation provides diversified exposure to major economic infrastructure sectors and countries, with an overweighting to those sectors/countries that offer the best relative valuation. The Investment Adviser and/or Sub-Advisers generally consider selling a portfolio holding when it determines that the holding is less attractive based on a number of factors, including changes in the holding's share price, earnings prospects relative to its peers and/or business prospects.

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Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

• Infrastructure-Related Companies. Because the Portfolio concentrates its investments in infrastructure-related companies, the Portfolio has greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. Infrastructure-related companies are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with compliance with and changes in environmental and other regulations, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, the effects of surplus capacity, increased competition from other providers of services in a developing deregulatory environment, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

  Other factors that may affect the operations of infrastructure-related companies include innovations in technology, significant changes to the number of ultimate end-users of a company's products, increased susceptibility to terrorist acts or political actions, risks of environmental damage due, and general changes in market sentiment towards infrastructure and utilities assets.

• Utilities Industry. Changing regulation constitutes one of the key industry-specific risks for the Portfolio. State and other regulators often monitor and control utility revenues and costs. Regulatory authorities also may restrict a company's access to new markets. The deregulation of certain utilities companies may eliminate restrictions on profits and dividends, but may also subject these companies to greater risks of loss. Individual sectors of the utility market are subject to additional risks. These risks apply to all utility companies—regulated, fully or partially deregulated, and unregulated.

  Certain utilities companies may incur unexpected increases in fuel and other operating costs. They are adversely affected when long-term interest rates rise. Long-term borrowings are used to finance most utility investments, and rising interest rates lead to higher financing costs and reduced earnings. There are also considerable costs associated with environmental compliance, nuclear waste clean-up and safety regulation. Increasingly, regulators are calling upon electric utilities to bear these added costs, and there is a risk that these costs will not be fully recovered through an increase in revenues.

• Common Stock and Other Equity Securities. In general, stock and other equity security values fluctuate, and sometimes widely fluctuate, in response to activities specific to the company as well as general market, economic and political conditions. Investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities, including credit risk and interest rate risk, and common stocks. The Portfolio's emphasis on industries may cause its performance to be more sensitive to developments affecting particular industries than a fund that places primary emphasis on individual companies.

• Small and Medium Capitalization Companies. Investments in small and medium capitalization companies entail greater risks than those associated with larger, more established companies. Often the stock of these companies may be more volatile and less liquid than the stock of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market.

• Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

Past Performance

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class Y shares from year to year and by showing how the average annual returns of the Portfolio's Class Y shares for the one and five year periods and for the life of the Portfolio compare with those of broad measures of market performance over time. This performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower. The Portfolio's past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 869-NEWS.

Annual Total Returns—Calendar Years

Best Quarter (ended June 30, 2009): 21.02%
Worst Quarter (ended September 30, 2008): –18.14%

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Average Annual Total Returns For Periods Ended December 31, 2009

	Past 1 Year	Past 5 Years	Life of Portfolio (since 6/5/00)
The Global Infrastructure Portfolio	18.83%	5.44%	0.68%
S&P Global BMI Index (reflects no deduction for fees, expenses, or taxes)[1]	37.76%	4.01%	2.36	%*
Dow Jones Brookfield Global Infrastructure IndexSM (reflects no deduction for fees, expenses, or taxes)[2]	34.24%	8.54%	5.40	%*
S&P 500® Utilities Index/ S&P Global Infrastructure Index (reflects no deduction for fees, expenses, or taxes)[3]	25.28%	6.95%	4.18	%*

*  For the period June 30, 2000 through December 31, 2009.

(1)  The Standard & Poor's Global BMI Index (S&P Global BMI Index) is a broad market index designed to capture exposure to equities in all countries in the world that meet minimum size and liquidity requirements. As of the date of this Prospectus, there are approximately 11,000 index members representing 27 developed and 26 emerging market countries. It is not possible to invest directly in an index.

(2)  Dow Jones Brookfield Global Infrastructure IndexSM is a float-adjusted market capitalization weighted index that measures the stock performance of companies that exhibit strong infrastructure characteristics. The Index intends to measure all sectors of the infrastructure market. The Index was first published in July 2008; however, back-tested hypothetical performance information is available for this Index since December 31, 2002. Returns are calculated using the return data of the S&P Global BMI Index through December 31, 2002 and the return data of the Dow Jones Brookfield Global Infrastructure Index for periods thereafter. It is not possible to invest directly in an index. The Portfolio's secondary benchmark was changed in March 2010 from the S&P 500 Utilities Index/S&P Global Infrastructure Index to the Dow Jones Brookfield Global Infrastructure Index to more accurately reflect the Portfolio's investable universe.

(3)  The S&P 500® Utilities Index/S&P Global Infrastructure Index is a custom index represented by the performance of the S&P 500® Utilities Index for periods from the Portfolio's inception to and including November 5, 2008 (the date the Portfolio completed implementation of a change to its principal investment strategy), and the performance of the S&P Global Infrastructure Index for periods thereafter. It is not possible to invest directly in an index.

Investment Adviser and Sub-Advisers

Investment Adviser. Morgan Stanley Investment Advisors Inc.

Sub-Advisers. Morgan Stanley Investment Management Limited and Morgan Stanley Investment Management Company.

Portfolio Managers. The Portfolio is managed by members of the Global Infrastructure Securities team. Information about current members of the Global Infrastructure Securities team jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Investment Adviser	Date Began Managing Portfolio
Theodore R. Bigman	Managing Director	March 2010

Matthew King	Vice President	March 2010

Purchase and Sale of Portfolio Shares

This Prospectus offers Class Y shares of the Global Infrastructure Portfolio. The Portfolio also offers Class X shares of the Portfolio through a separate prospectus. Class X shares are subject to lower expenses. For eligibility information, contact your insurance company.

Portfolio shares will be sold at the net asset value ("NAV") next determined after we receive your redemption request.

The Portfolio offers its shares only to insurance companies separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

For more information, please refer to the "Shareholder Information—Purchases and Sales of Portfolio Shares" section of this Prospectus.

Tax Information

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Portfolio and federal income taxation of owners of variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Portfolio through an insurance company or other financial intermediary, which may be affiliated or unaffiliated with the Investment Adviser, the Investment Adviser and/or the Portfolio's distributor may pay (out of their own funds and not as an expense of the Portfolio) the intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the insurance company or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

www.morganstanley.com/im

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Portfolio Details

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

  INVESTMENT OBJECTIVE

The Portfolio seeks both capital appreciation and current income.

  PRINCIPAL INVESTMENT STRATEGIES

GROWTH & INCOME

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

The Portfolio will normally invest at least 80% of its assets in equity securities issued by companies located throughout the world that are engaged in the infrastructure business. A company will be considered to be in the infrastructure business if it derives at least 50% of its revenues or earnings from, or devotes at least 50% of its assets to, infrastructure-related activities. Infrastructure refers to the systems and networks of energy, transportation, communication and other services required for the normal function of society. Companies in the infrastructure business may be involved in, among other areas, the transmission and distribution of electric energy; the storage, transportation and distribution of natural resources, such as natural gas, used to produce energy; the building, operation and maintenance of highways, toll roads, tunnels, bridges and parking lots; the building, operation and maintenance of airports and ports, railroads and mass transit systems; telecommunications; water treatment and distribution; and other emerging infrastructure sectors. The Portfolio's investments may include securities of small and medium capitalization companies. The Portfolio may invest up to 100% of its net assets in foreign securities, which may include emerging market securities. Under normal market conditions, the Portfolio invests at least 40% of its assets in the securities of issuers located outside of the United States.

The Investment Advisor and/or Sub-Advisers will shift the Portfolio's assets between the different types of companies in the infrastructure business described above based on relative valuation, underlying company fundamentals, and demographic and macroeconomic considerations. Utility companies represent a significant component of the universe of companies engaged in the infrastructure business. These companies may include traditionally regulated public utilities or fully or partially deregulated utility companies as well as unregulated utility companies. The Portfolio has a fundamental policy (i.e., one that cannot be changed without shareholder approval) of investing 25% or more of its assets in the utilities industry. Utilities companies are involved in, among other areas, gas and electric energy, water distribution, telecommunications, and other new or emerging technologies.

In selecting securities to buy, hold or sell for the Portfolio, the Investment Adviser and/or Sub-Advisers actively manage the portfolio using a combination of bottom-up and top-down methodologies. The value-driven approach to bottom-up security selection utilizes proprietary research models to identify infrastructure companies that offer the best value relative to their underlying assets and growth prospects. The top-down allocation provides diversified exposure to major economic infrastructure sectors and countries, with an overweighting to those sectors/countries that offer the best relative valuation. The Investment Adviser and/or Sub-Advisers generally consider selling a portfolio holding when it determines that the holding is less attractive based on a number of factors, including changes in the holding's share price, earnings prospects relative to its peers and/or business prospects.

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Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

Other Investments. The remaining 20% of the Portfolio's assets may be invested in fixed-income securities, equity securities of companies not engaged in the infrastructure business, U.S. government securities issued, or guaranteed as to principal and interest, by the U.S. Government or its agencies or instrumentalities and asset-backed securities. The Portfolio may invest in real estate investment trusts (commonly known as "REITs") and convertible securities. The Portfolio may invest up to 5% of its assets in fixed-income securities and convertible securities rated below investment grade (commonly known as "junk bonds"). For more information, see the "Additional Investment Strategy Information" section.

In pursuing the Portfolio's investment objective, the Investment Adviser and/or Sub-Advisers have considerable leeway in deciding which investments they buy, hold or sell on a day-to-day basis and which trading strategies they use. For example, the Investment Adviser and/or Sub-Advisers in their discretion may determine to use some permitted trading strategies while not using others.

  ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.

Fixed-Income Securities. Fixed-income securities include debt securities such as bonds, notes and commercial paper. The issuer of a debt security borrows money from the investor who buys the security. Most debt securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back. The Portfolio's fixed-income investments may include zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payment until maturity. No more than 5% of the Portfolio's assets may be invested in fixed-income securities rated lower than investment grade (commonly known as "junk bonds").

U.S. Government Securities. The U.S. government securities that the Portfolio may purchase include U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government. In addition, the Portfolio may purchase securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. The Portfolio may also purchase securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Further, the Portfolio may purchase securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality.

Asset-Backed Securities. The Portfolio may invest in asset-backed securities. Asset-backed securities represent an interest in a pool of assets such as a pool of power generation assets or other utility assets or utility-related assets, that have been securitized in pass-through structures. These types of pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

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REITs. REITs pool investors' funds for investments primarily in real estate properties or real estate-related loans. They may also include, among other businesses, real estate developers, brokers and operating companies whose products and services are significantly related to the real estate industry such as building suppliers and mortgage lenders.

Defensive Investing. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with its principal investment strategies when the Investment Adviser and/or the Sub-Advisers believe it advisable to do so.

Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objective.

* * *

The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, if any, or reduce its borrowings, in response to fluctuations in the value of such holdings. Except for the Portfolio's policy to concentrate its assets in the utilities industry, the Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

  PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Infrastructure-Related Companies. Because the Portfolio concentrates its investments in infrastructure-related companies, the Portfolio has greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. Infrastructure-related companies are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with compliance with and changes in environmental and other regulations, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, the effects of surplus capacity, increased competition from other providers of services in a developing deregulatory environment, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, government budgetary constraints, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

Other factors that may affect the operations of infrastructure-related companies include innovations in technology that could render the way in which a company delivers a product or

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service obsolete, significant changes to the number of ultimate end-users of a company's products, increased susceptibility to terrorist acts or political actions, risks of environmental damage due to a company's operations or an accident, and general changes in market sentiment towards infrastructure and utilities assets.

Utilities Industry. The Portfolio's investments in the utilities industry are impacted by risks particular to that industry. Changing regulation constitutes one of the key industry-specific risks for the Portfolio. State and other regulators often monitor and control utility revenues and costs, and therefore may limit utility profits and dividends paid to investors. Regulatory authorities also may restrict a company's access to new markets, thereby diminishing the company's long-term prospects. The deregulation of certain utilities companies may eliminate restrictions on profits and dividends, but may also subject these companies to greater risks of loss. Individual sectors of the utility market are subject to additional risks. These risks apply to all utility companies—regulated, fully or partially deregulated and unregulated.

Certain utilities companies may incur unexpected increases in fuel and other operating costs. They are adversely affected when long-term interest rates rise. Long-term borrowings are used to finance most utility investments, and rising interest rates lead to higher financing costs and reduced earnings. There are also considerable costs associated with environmental compliance, nuclear waste clean-up and safety regulation. Increasingly, regulators are calling upon electric utilities to bear these added costs, and there is a risk that these costs will not be fully recovered through an increase in revenues.

In the case of the water utility sector, the industry is highly fragmented, and most water supply companies find themselves in mature markets, although upgrading of fresh water and waste water systems is an expanding business.

Common Stocks and Other Equity Securities. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock and other equity security values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

The Portfolio's investments in convertible securities may subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. No more than 5% of the Portfolio's assets may be invested in convertible securities rated lower than investment grade (commonly known as "junk bonds").

Small and Medium Capitalization Companies. Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. Often, the stocks of these companies, particularly small companies, may be more volatile and less liquid than the stocks of more established companies and may be subject to more abrupt and erratic price movements. These stocks may have returns that vary, sometimes significantly, from the overall stock market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and, while

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this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

Foreign and Emerging Market Securities. The Portfolio's investment in foreign securities involves risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted and redemption proceeds are paid in U.S. dollars, the Portfolio may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

The foreign securities in which the Portfolio may invest may be issued by issuers located in emerging market or developing countries. Compared to the United States and other developed countries, emerging market or developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them to any voting rights with respect to the deposited securities.

Other Risks. The performance of the Portfolio also will depend on whether or not the Investment Adviser and/or Sub-Advisers are successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with its investments in convertible securities and fixed-income securities, including junk bonds, U.S. government securities, asset-backed securities and REITs. For more information about these risks, see the "Additional Risk Information" section.

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  ADDITIONAL RISK INFORMATION

This section provides additional information relating to the risks of investing in the Portfolio.

Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.) A portion of the Portfolio's fixed-income investments may have speculative characteristics.

U.S. Government Securities. Because certain of the U.S. government securities in which the Portfolio may invest are not backed by the full faith and credit of the United States, there is a risk that the U.S. Government will not provide financial support to these agencies if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Asset-Backed Securities. Asset-backed securities generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Prepayments may increase during a period of declining interest rates although other factors, such as changes in power usage or alternative power generation, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal, regulatory and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

REITs. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of a REIT's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Furthermore, investments in REITs may involve duplication of management fees and certain other expenses, as the Portfolio indirectly bears its proportionate share of any expenses paid by REITs in which it invests. U.S. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). U.S. REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code.

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  PORTFOLIO MANAGEMENT

MORGAN STANLEY INVESTMENT
ADVISORS INC.

The Investment Adviser, together with its affiliated asset management companies, had approximately $395.3 billion in assets under management or supervision as of December 31, 2009.

The Fund has retained the Investment Adviser—Morgan Stanley Investment Advisors Inc.—to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 522 Fifth Avenue, New York, New York 10036.

The Investment Adviser has entered into sub-advisory agreements with the Sub-Advisers—Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company"). The Sub-Advisers are wholly owned subsidiaries of Morgan Stanley. The Sub-Advisers provide the Portfolio with investment advisory services subject to the overall supervision of the Investment Adviser and the Fund's Officers and Trustees. The Investment Adviser pays compensation, if any, to the Sub-Advisers on a monthly basis. The compensation paid is a portion of the net advisory fees the Investment Adviser receives from the Portfolio. MSIM Limited's address is 25 Cabot Square, Canary Wharf, London, England E14 4QA, and MSIM Company's address is 23 Church Street, 16-01 Capital Square, Singapore 04948.

The Portfolio is managed by members of the Global Infrastructure Securities team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Theodore R. Bigman and Matthew King.

Mr. Bigman has been associated with the Investment Adviser in an investment management capacity since 1995 and began managing the Portfolio in March 2010. Mr. King has been associated with the Investment Adviser in an investment management capacity since 2008 and began managing the Portfolio in March 2010. Prior to 2008, Mr. King worked for Bear Stearns in a variety of roles, including investment banking, capital markets and research during which time he provided research and analytical support for a number of infrastructure-related financings.

As lead portfolio manager, Mr. Bigman, together with the team, determines the investment strategy, establishes asset-allocation frameworks and directs the implementation of investment strategy.

The Fund's Statement of Additional Information ("SAI") provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the team may change from time to time.

The Portfolio pays the Investment Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2009, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.57% of the Portfolio's average daily net assets.

A discussion regarding the Board of Trustees' approval of the investment advisory agreement and the sub-advisory agreement with MSIM Limited is available in the Fund's semiannual report to shareholders for the period ended June 30, 2009. A discussion regarding the Board of Trustees' approval of the sub-advisory agreement with MSIM Company will be available in the Fund's semiannual report to shareholders for the period ended June 30, 2010.

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Shareholder Information

  PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange ("NYSE") is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

If the Investment Adviser determines that it is in the best interest of the Portfolio not to pay redemption proceeds in cash, and subject to applicable agreements with life insurance companies and other qualified investors, the Portfolio may pay a portion or all of a redemption by distributing securities held by the Portfolio. Such in-kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. In addition, shareholders receiving distributions in-kind may incur brokerage costs when subsequently selling shares of those securities.

  FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners are referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of Portfolio shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

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Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price-arbitrage"). Investments in certain fixed-income securities, such as junk bonds, may be adversely affected by price arbitrage trading strategies.

The Portfolio's policies with respect to valuing portfolio securities are described below in "Pricing Portfolio Shares."

The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies to monitor frequent short-term trading by contract owners. However, the Portfolio or the distributor has entered into agreements with insurance companies whereby the insurance companies are required to provide certain contract owner identification and transaction information upon the Portfolio's request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.

  PRICING PORTFOLIO SHARES

The price of Portfolio shares, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day that the NYSE is open (or, on days when the NYSE closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the NYSE is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser and/or Sub-Advisers determine that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees.

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In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to purchase or sell their shares.

To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended, the Portfolio's net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

  PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution for the Portfolio in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended. Class Y shares are subject to a distribution (12b-1) fee of 0.25% of the average daily net assets of the Class. The Plan allows Class Y shares of the Portfolio to bear distribution fees in connection with the sale and distribution of Class Y shares. It also allows the Portfolio to pay for services to Class Y shareholders. Because these fees are paid out of the assets of the Portfolio's Class Y shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

  DISTRIBUTIONS

The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to the Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income and capital gains distributions, if any, are declared and paid at least once per year.

  TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

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  PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's SAI.

  ADDITIONAL INFORMATION

The Investment Adviser, Sub-Advisers and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated broker-dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale, distribution, marketing or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's SAI.

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Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class Y shares for the periods indicated. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The ratio of expenses to average net assets listed in the tables below are based on the average net assets of the Portfolio for each of the periods listed in the tables. To the extent that the Portfolio's average net assets decrease over the Portfolio's next fiscal year, such expenses can be expected to increase because certain fixed costs will be spread over a smaller amount of assets.

The information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, are incorporated by reference in the SAI from the Fund's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report and semiannual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

Year Ended December 31,	2009		2008		2007	2006	2005
Selected Per Share Data:
Net asset value beginning of period	$11.27		$20.65		$19.43	$16.49	$14.72
Net investment income(a)	0.28		0.35		0.34	0.32	0.33
Net realized and unrealized gain (loss)	1.15		(6.20)		3.38	2.95	1.77
Total from investment operations	1.43		(5.85)		3.72	3.27	2.10
Dividends to shareholders	(0.35)		(0.09)		(0.34)	(0.33)	(0.33)
Distributions to shareholders	(3.71)		(3.44)		(2.16)	—	—
Total dividends and distributions	(4.06)		(3.53)		(2.50)	(0.33)	(0.33)
Net asset value end of period	$8.64		$11.27		$20.65	$19.43	$16.49
Total Return(b)	18.83%		(33.45)%		20.04%	20.03%	14.35%
Ratios to Average Net Assets:(c)
Expenses	1.21	%(d)	0.99	%(d)	0.95%	0.96%	0.95%
Net investment income	3.12	%(d)	2.21	%(d)	1.65%	1.80%	2.06%
Rebate from Morgan Stanley affiliate	0.00	%(e)	0.00	%(e)	—	—	—
Supplemental Data:
Net assets end of period (000's)	$17,818		$16,545		$31,780	$34,305	$33,068
Portfolio turnover rate	280%		76%		8%	19%	29%

(a)  The per share amounts were computed using an average number of shares outstanding during the period.

(b)  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these additional charges, the total returns would be lower.

(c)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

(d)  The ratio reflects the rebate of certain Portfolio expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate".

(e)  Amount is less than 0.005%.

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Morgan Stanley Variable Investment Series

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's Annual and Semiannual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Portfolio. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Fund's Annual Report, Semiannual Report or Statement of Additional Information, to request information about the Portfolio or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/im.

  YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Smith Barney Financial Advisor or by visiting our Internet site.

  INFORMATION ABOUT THE FUND (including the Statement of Additional Information) can be viewed and copied at the SEC Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund and the Portfolio are available on the EDGAR Database on the SEC's Internet site at: www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS ■ APRIL 30, 2010

VARIABLE INVESTMENT SERIES

THE HIGH YIELD PORTFOLIO

Class Y

Morgan Stanley Variable Investment Series is a mutual fund comprised of 13 separate portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the High Yield Portfolio (the "Portfolio") are being offered.

Shares of the Portfolio are sold exclusively to certain life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of variable life insurance or variable annuity contracts.

This Prospectus must be accompanied by a current prospectus for the variable life insurance and/or variable annuity contract issued by your insurance company.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Contents

Portfolio Summary	INVESTMENT OBJECTIVES	1

	FEES AND EXPENSES OF THE PORTFOLIO	1

	PORTFOLIO TURNOVER	1

	PRINCIPAL INVESTMENT STRATEGIES	1

	PRINCIPAL RISKS	2

	PAST PERFORMANCE	2

	INVESTMENT ADVISER	3

	PURCHASE AND SALE OF PORTFOLIO SHARES	3

	TAX INFORMATION	3

	PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	3

Portfolio Details	ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENT OBJECTIVES, STRATEGIES AND RISKS	4

	PORTFOLIO MANAGEMENT	11

Shareholder Information	PURCHASES AND SALES OF PORTFOLIO SHARES	13

	FREQUENT PURCHASES AND REDEMPTIONS	13

	PRICING PORTFOLIO SHARES	14

	PLAN OF DISTRIBUTION	15

	DISTRIBUTIONS	15

	TAX CONSEQUENCES	16

	PORTFOLIO HOLDINGS INFORMATION	16

	ADDITIONAL INFORMATION	16

Financial Highlights		17

This Prospectus contains important information about the High Yield Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

Portfolio Summary

Investment Objectives

The Portfolio seeks as a primary objective to provide a high level of current income by investing in a diversified portfolio consisting principally of fixed-income securities, which may include both non-convertible and convertible debt securities and preferred stocks. As a secondary objective the Portfolio will seek capital appreciation, but only when consistent with its primary objective.

Fees and Expenses of the Portfolio

The table below briefly describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Portfolio. Total annual Portfolio operating expenses in the table and the Example below do not reflect the impact of any charges by your insurance company. If they did, expenses would be higher.

Annual Portfolio Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Advisory fee	0.42%
Distribution and service (12b-1) fees	0.25%
Other expenses	1.33%
Total annual Portfolio operating expenses	2.00%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

Expenses Over Time
1 Year	3 Years	5 Years	10 Years
$203	$627	$1,078	$2,327

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Total annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 75% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio will normally invest at least 80% of its assets in fixed-income securities (including zero coupon securities) rated below Baa by Moody's Investors Service, Inc. ("Moody's") or below BBB by Standard & Poor's Rating Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), or in non-rated securities considered by the Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., to be appropriate investments for the Portfolio. Such securities may also include "Rule 144A" securities, which are subject to resale restrictions. The Portfolio may also use derivative instruments as discussed below. These derivative instruments will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy. Securities rated below Baa or BBB are commonly known as "junk bonds." There are no minimum quality ratings for investments, and as such the Portfolio may invest in securities which no longer make payments of interest or principal. In evaluating an issuer's creditworthiness, the Investment Adviser relies principally on its own analysis. A security's credit rating is simply one factor that may be considered by the Investment Adviser in this regard.

In addition to junk bonds, the Portfolio may invest in securities rated Baa or BBB or higher (or, if not rated, determined to be of comparable quality) when the Investment Adviser believes that such securities may produce attractive yields.

The Portfolio may invest in securities of foreign issuers, including issuers located in emerging market or developing countries. Securities of such foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Additionally, the Portfolio will limit its investments in non-U.S. dollar-denominated securities to 30% of the Portfolio's assets.

The Portfolio may invest up to 20% of its assets in public bank loans made by banks or other financial institutions. These public bank loans may be rated investment grade or below investment grade. Public bank loans are privately negotiated loans that are not publicly traded for which information about the issuer has been made publicly available.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as swaps, structured investments and other related instruments and techniques. The Portfolio may

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1

utilize forward foreign currency exchange contracts, which are also derivatives, in connection with its investments in foreign securities.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objectives and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

• Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Because the Portfolio is not limited as to the maturities of the fixed-income securities in which it may invest, a rise in the general level of interest rates may cause the price of the Portfolio's securities to fall substantially. In addition, a portion of the Portfolio's securities may be rated below investment grade, commonly known as "junk bonds," and may have speculative risk characteristics.

• Lower Rated Fixed-Income Securities ("Junk Bonds"). The prices of these securities are likely to be more sensitive to adverse economic changes, resulting in increased volatility of market prices of these securities during periods of economic uncertainty, or adverse individual corporate developments, than higher rated securities. In addition, during an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress.

• Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. Hedging the Portfolio's currency risks through forward foreign currency exchange contracts involves the risk of mismatching the Portfolio's objectives under a forward foreign currency exchange contract with the value of securities denominated in a particular currency. There is additional risk that such transactions reduce or preclude the opportunity for gain and that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated.

• Public Bank Loans. Certain public bank loans are illiquid, meaning the Portfolio may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. The secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Bank loans are subject to the risk of default in the payment of interest or principal on a loan, which will result in a reduction of income to the Portfolio, and a potential decrease in the Portfolio's net asset value. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. Because public bank loans usually rank lower in priority of payment to senior loans, they present a greater degree of investment risk. These bank loans may exhibit greater price volatility as well.

• Derivatives. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

Past Performance

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class Y shares from year to year and by showing how the average annual returns of the Portfolio's Class Y shares for the one and five year periods and for the life of the Portfolio compare with those of a broad measure of market performance over time. This performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower. The Portfolio's past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 869-NEWS.

Annual Total Returns—Calendar Years

Best Quarter (ended June 30, 2009): 15.84%

Worst Quarter (ended September 30, 2001): –17.23%

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2

Average Annual Total Returns For Periods Ended December 31, 2009

	Past 1 Year	Past 5 Years	Life of Portfolio (since 6/5/00)
The High Yield Portfolio	44.27%	5.05%	–2.76%
Barclays Capital U.S. Corporate High Yield – 2% Issuer Cap Index (reflects no deduction for fees, expenses, or taxes)[1]	58.76%	6.49%	7.37	%*

*  For the period June 5, 2000 through December 31, 2009.

(1)  The Barclays Capital U.S. Corporate High Yield – 2% Issuer Cap Index is the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody's, Fitch, and S&P is Ba1/BB+/BB+ or below. The Index excludes emerging markets debt. It is not possible to invest directly in an index.

Investment Adviser

Investment Adviser. Morgan Stanley Investment Advisors Inc.

Portfolio Managers. The Portfolio is managed by members of the Taxable High Yield team. Information about the current members of the Taxable High Yield team jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Investment Adviser	Date Began Managing Portfolio
Andrew Findling	Executive Director	October 2008

Dennis M. Schaney	Managing Director	October 2008

Purchase and Sale of Portfolio Shares

This Prospectus offers Class Y shares of the High Yield Portfolio. The Portfolio also offers Class X shares of the Portfolio through a separate prospectus. Class X shares are subject to lower expenses. For eligibility information, contact your insurance company.

Portfolio shares will be sold at the net asset value ("NAV") next determined after we receive your redemption request.

The Portfolio offers its shares only to insurance companies separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

For more information, please refer to the "Shareholder Information—Purchases and Sales of Portfolio Shares" section of this Prospectus.

Tax Information

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Portfolio and federal income taxation of owners of variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Portfolio through an insurance company or other financial intermediary, which may be affiliated or unaffiliated with the Investment Adviser, the Investment Adviser and/or the Portfolio's distributor may pay (out of their own funds and not as an expense of the Portfolio) the intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the insurance company or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

www.morganstanley.com/im

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Portfolio Details

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

  INVESTMENT OBJECTIVES

The Portfolio seeks as a primary objective to provide a high level of current income by investing in a diversified portfolio consisting principally of fixed-income securities, which may include both non-convertible and convertible debt securities and preferred stocks. As a secondary objective the Portfolio will seek capital appreciation, but only when consistent with its primary objective.

  PRINCIPAL INVESTMENT STRATEGIES

INCOME

An investment objective having the goal of selecting securities to pay out income.

The Portfolio will normally invest at least 80% of its assets in fixed-income securities (including zero coupon securities) rated below Baa by Moody's or below BBB by S&P or in non-rated securities considered by the Investment Adviser to be appropriate investments for the Portfolio. Such securities may also include "Rule 144A" securities, which are subject to resale restrictions. The Portfolio may also use derivative instruments as discussed below. These derivative instruments will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy. Securities rated below Baa or BBB are commonly known as "junk bonds." There are no minimum quality ratings for investments, and as such the Portfolio may invest in securities which no longer make payments of interest or principal.

In deciding which securities to buy, hold or sell, the Investment Adviser considers an issuer's creditworthiness, economic developments, interest rate trends and other factors it deems relevant. In evaluating an issuer's creditworthiness, the Investment Adviser relies principally on its own analysis. A security's credit rating is simply one factor that may be considered by the Investment Adviser in this regard.

In addition to junk bonds, the Portfolio may invest in securities rated Baa or BBB or higher (or, if not rated, determined to be of comparable quality) when the Investment Adviser believes that such securities may produce attractive yields.

The Portfolio may invest in securities of foreign issuers, including issuers located in emerging market or developing countries. Securities of such foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Additionally, the Portfolio will limit its investments in non-U.S. dollar-denominated securities to 30% of the Portfolio's assets.

The Portfolio may invest up to 20% of its assets in public bank loans made by banks or other financial institutions. These public bank loans may be rated investment grade or below investment grade. Public bank loans are privately negotiated loans for which information about the issuer has been made publicly available. Public bank loans are not registered under the Securities Act of 1933 and are not publicly traded. Bank loans are usually second lien loans, which are lower in priority to senior loans, but have seniority in a company's capital structure to other liabilities, so that the company is required to pay down these second lien loans prior to other lower-ranked claims on their assets. Bank loans normally pay interest at floating rates, and as a result, may protect investors from increases in interest rates.

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The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as swaps, structured investments and other related instruments and techniques. The Portfolio may also use forward foreign currency exchange contracts, which are also derivatives, in connection with its investments in foreign securities.

Other Investments. The Portfolio may also invest in common stocks, unit offerings and convertible securities, and mortgage-backed securities, including commercial mortgage-backed securities ("CMBS"). For more information, see the "Additional Investment Strategy Information" section.

In pursuing the Portfolio's investment objectives, the Investment Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis and which trading strategies it uses. For example, the Investment Adviser in its discretion may determine to use some permitted trading strategies while not using others.

  ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.

Common Stock. Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

Unit Offerings/Convertible Securities. The Portfolio may purchase units which combine debt securities with equity securities and/or warrants. The Portfolio may invest in convertible securities, which are securities that generally pay dividends or interest and may be converted into common stock.

Mortgage-Backed Securities. One type of mortgage-backed security in which the Portfolio may invest is a mortgage pass-through security. These securities represent a participation interest in a pool of residential mortgage loans originated by U.S. governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.

Commercial Mortgage-Backed Securities. CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of their remaining principal balance or "balloon" is due and is repaid through the

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5

attainment of an additional loan or sale of the property. An extension of a final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds.

Structured Investments. The Portfolio also may invest a portion of its assets in structured notes and other types of structured investments. A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more "factors." These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices.

Defensive Investing. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with its principal investment strategies when the Investment Adviser believes it is advisable to do so.

Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objectives.

* * *

The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

  PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and yield will fluctuate with changes in the market value and/or yield of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Fixed-Income Securities. Principal risks of investing in the Portfolio are associated with its fixed-income securities that are junk bond investments. All fixed-income securities, such as junk bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

Lower Rated Securities ("Junk Bonds"). Junk bonds are subject to greater risk of loss of income and principal than higher rated securities. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond

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6

issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The Rule 144A securities in which the Portfolio may invest are subject to resale restrictions. Rule 144A securities could have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Board of Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolio to sell certain securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities and a corresponding volatility in the Portfolio's net asset value. In addition to junk bonds, the Portfolio may also invest in certain investment grade fixed-income securities. Some of these securities have speculative characteristics.

Foreign and Emerging Market Securities. The Portfolio's investment in foreign securities involves risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted and redemption proceeds are paid in U.S. dollars, the Portfolio may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the Investment Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting on a

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sovereign debt that a government does not pay or bankruptcy proceeding by which all or part of the sovereign debt that a government entity has not repaid may be collected.

The foreign securities in which the Portfolio may invest may be issued by issuers located in emerging market or developing countries. Compared to the United States and other developed countries, emerging market or developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

In connection with its investments in foreign securities, the Portfolio also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Hedging the Portfolio's currency risks involves the risk of mismatching the Portfolio's objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts.

Public Bank Loans. Certain public bank loans are illiquid, meaning the Portfolio may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. To the extent a bank loan has been deemed illiquid, it will be subject to the Portfolio's restrictions on investment in illiquid securities. The secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Bank loans are subject to the risk of default in the payment of interest or principal on a loan, which will result in a reduction of income to the Portfolio, and a potential decrease in the Portfolio's net asset value. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. Bank loans that are rated below investment grade share the same risks of other below investment grade securities. Because public bank loans usually rank lower in priority of payment

VIS — The High Yield Portfolio
8

to senior loans, they present a greater degree of investment risk due to the fact that the cash flow or other property of the borrower securing the bank loan may be insufficient to meet scheduled payments after meeting the payment obligations of the senior secured obligations of the borrower. These bank loans may exhibit greater price volatility as well.

Derivatives. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Investment Adviser seeks to use derivatives to further the Portfolio's investment objective, there is no assurance that the use of derivatives will achieve this result.

The derivative instruments and techniques that the Portfolio may principally use include:

Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected. The Portfolio's use of swaps may include those based on the credit of an underlying security and commonly referred to as "credit default swaps." Where the Portfolio is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default by a third party on the debt obligation. If no default occurs, the Portfolio would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation.

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Other Risks. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is subject to other risks from its permissible investments, including the risks associated with its investments in common stocks, unit offerings and convertible securities, mortgage-backed securities, including CMBS, and structured investments. For more information about these risks, see the "Additional Risk Information" section.

  ADDITIONAL RISK INFORMATION

This section provides additional information relating to the risks of investing in the Portfolio.

Common Stock. In general, stock values fluctuate in response to activities specific to company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

Unit Offerings/Convertible Securities. Any Portfolio investments in unit offerings and/or convertible securities may carry risks associated with both fixed-income and equity securities. To the extent that a convertible security's investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Mortgage-Backed Securities. Mortgage-backed securities in which the Portfolio may invest have different risk characteristics than traditional debt securities. Although, generally, the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time, as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Portfolio to invest the proceeds at generally lower interest rates.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Adviser, could reduce the Portfolio's yield, increase the volatility of the Portfolio and/or cause a decline in net asset value. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities.

The Portfolio may invest in mortgage pass-through securities that are issued or guaranteed by the U.S. Government. These securities are either direct obligations of the U.S. Government or the issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations although the U.S. Treasury is not legally required to extend credit to the agency or instrumentality. Certain of the U.S. government securities purchased by the Portfolio are not backed by the full faith and credit of the United States and there is a risk that the U.S. Government will not provide financial support to these agencies if it is not obligated to do so by law. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

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To the extent the Portfolio invests in mortgage securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Portfolio may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to the Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with the lower capacity to make timely payments on their mortgages.

Commercial Mortgage-Backed Securities. CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

Structured Investments. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Changes in interest rates and movement of the factor may cause significant price fluctuations and changes in the reference factor may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference factor may then reduce the principal amount payable on maturity. Other types of structured investments include interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified buyers for these securities.

  PORTFOLIO MANAGEMENT

MORGAN STANLEY INVESTMENT ADVISORS INC.

The Investment Adviser, together with its affiliated asset management companies, had approximately $395.3 billion in assets under management or supervision as of December 31, 2009.

The Fund has retained the Investment Adviser—Morgan Stanley Investment Advisors Inc.—to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 522 Fifth Avenue, New York, New York 10036.

The Portfolio is managed by members of the Taxable High Yield team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Andrew Findling and Dennis M. Schaney.

Mr. Findling has been associated with the Investment Adviser in an investment management capacity since October 2008. Prior to October 2008, Mr. Findling was associated with Raven Asset Management as Head Trader (July 2005 to September 2008) and prior to that, was associated with the High Yield

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team at BlackRock, Inc. in various capacities including portfolio manager and trader (2003—2004), assistant portfolio manager and trader (2002—2003), and assistant trader (2000—2002). Mr. Schaney has been associated with the Investment Adviser in an investment management capacity since September 2008. Prior to September 2008, Mr. Schaney served as Global Head of Fixed Income at Credit Suisse Asset Management (October 2003 to April 2007) and prior to that, as Head of Leveraged Finance at BlackRock, Inc. (January 1998 to October 2003).

Mr. Schaney is the lead portfolio manager of the Portfolio. All team members are responsible for the execution of the overall strategy of the Portfolio.

The Fund's Statement of Additional Information ("SAI") provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the team may change from time to time.

The Portfolio pays the Investment Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2009, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.42% of the Portfolio's average daily net assets.

A discussion regarding the Board of Trustees' approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2009.

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Shareholder Information

  PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange ("NYSE") is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

If the Investment Adviser determines that it is in the best interest of the Portfolio not to pay redemption proceeds in cash, and subject to applicable agreements with life insurance companies and other qualified investors, the Portfolio may pay a portion or all of a redemption by distributing securities held by the Portfolio. Such in-kind securities may be illiquid and difficult or impossible to sell at a time and at a price that a shareholder would like. In addition, shareholders receiving distributions in-kind may incur brokerage costs when subsequently selling shares of those securities.

  FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners are referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of Portfolio shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded

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infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price-arbitrage"). Investments in certain fixed-income securities, such as junk bonds, may be adversely affected by price arbitrage trading strategies.

The Portfolio's policies with respect to valuing portfolio securities are described below in "Pricing Portfolio Shares."

The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies to monitor frequent short-term trading by contract owners. However, the Portfolio or the distributor has entered into agreements with insurance companies whereby the insurance companies are required to provide certain contract owner identification and transaction information upon the Portfolio's request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.

  PRICING PORTFOLIO SHARES

The price of Portfolio shares, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day that the NYSE is open (or, on days when the NYSE closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the NYSE is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees.

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In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to purchase or sell their shares.

To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended, the Portfolio's net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

  PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution for the Portfolio in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended. Class Y shares are subject to a distribution (12b-1) fee of 0.25% of the average daily net assets of the Class. The Plan allows Class Y shares of the Portfolio to bear distribution fees in connection with the sale and distribution of Class Y shares. It also allows the Portfolio to pay for services to Class Y shareholders. Because these fees are paid out of the assets of the Portfolio's Class Y shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

  DISTRIBUTIONS

The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income and capital gains distributions, if any, are declared and paid at least once per year.

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  TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

  PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's SAI.

  ADDITIONAL INFORMATION

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated broker-dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale, distribution, marketing or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's SAI.

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Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class Y shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The ratio of expenses to average net assets listed in the tables below are based on the average net assets of the Portfolio for each of the periods listed in the tables. To the extent that the Portfolio's average net assets decrease over the Portfolio's next fiscal year, such expenses can be expected to increase because certain fixed costs will be spread over a smaller amount of assets.

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the SAI from the Fund's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

Year Ended December 31,	2009		2008		2007	2006	2005
Net asset value beginning of period	$0.85		$1.13		$1.16	$1.14	$1.20
Net investment income(a)	0.08		0.07		0.07	0.08	0.08
Net realized and unrealized gain (loss)	0.28		(0.33)		(0.03)	0.02	(0.06)
Total from investment operations	0.36		(0.26)		0.04	0.10	0.02
Dividends to shareholders	(0.08)		(0.02)		(0.07)	(0.08)	(0.08)
Net asset value end of period	$1.13		$0.85		$1.13	$1.16	$1.14
Total Return(b)	44.27%		(23.20)%		3.90%	9.01%	1.92%
Ratios to average net assets(c)
Expenses	1.99	%(d)	1.73	%(d)	1.43%	1.20%	1.12%
Net investment income	8.51	%(d)	6.65	%(d)	6.23%	6.53%	6.56%
Rebate from Morgan Stanley affiliate	0.01%		0.00	%(e)	—	—	—
Supplemental Data:
Net assets end of period (000's)	$16,723		$13,973		$24,433	$30,764	$35,551
Portfolio turnover rate	75%		44%		26%	23%	48%

(a)  The per share amounts were computed using an average number of shares outstanding during the period.

(b)  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these additional charges, the total returns would be lower.

(c)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

(d)  The ratio reflects the rebate of certain Portfolio expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate".

(e)  Amount is less than 0.005%.

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Morgan Stanley Variable Investment Series

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's Annual and Semiannual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Portfolio. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Fund's Annual Report, Semiannual Report or Statement of Additional Information, to request information about the Portfolio or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/im.

  YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Smith Barney Financial Advisor or by visiting our Internet site.

  INFORMATION ABOUT THE FUND (including the Statement of Additional Information) can be viewed and copied at the SEC Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund and the Portfolio are available on the EDGAR Database on the SEC's Internet site at: www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS ■ APRIL 30, 2010

VARIABLE INVESTMENT SERIES

  THE INCOME BUILDER PORTFOLIO

  Class Y

Morgan Stanley Variable Investment Series is a mutual fund comprised of 13 separate portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the Income Builder Portfolio (the "Portfolio") are being offered.

Shares of the Portfolio are sold exclusively to certain life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of the variable life insurance or variable annuity contracts.

This Prospectus must be accompanied by a current prospectus for the variable life insurance and/or variable annuity contract issued by your insurance company.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Contents

Portfolio Summary	INVESTMENT OBJECTIVES	1

	FEES AND EXPENSES OF THE PORTFOLIO	1

	PORTFOLIO TURNOVER	1

	PRINCIPAL INVESTMENT STRATEGIES	1

	PRINCIPAL RISKS	2

	PAST PERFORMANCE	2

	INVESTMENT ADVISER	3

	PURCHASE AND SALE OF PORTFOLIO SHARES	3

	TAX INFORMATION	3

	PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	3

Portfolio Details	ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENT OBJECTIVES, STRATEGIES AND RISKS	4

	PORTFOLIO MANAGEMENT	8

Shareholder Information	PURCHASES AND SALES OF PORTFOLIO SHARES	10

	FREQUENT PURCHASES AND REDEMPTIONS	10

	PRICING PORTFOLIO SHARES	11

	PLAN OF DISTRIBUTION	12

	DISTRIBUTIONS	12

	TAX CONSEQUENCES	12

	PORTFOLIO HOLDINGS INFORMATION	12

	ADDITIONAL INFORMATION	13

Financial Highlights		14

This Prospectus contains important information about the Income Builder Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

Portfolio Summary

Investment Objectives

The Portfolio seeks reasonable income as a primary investment objective. As a secondary objective, the Portfolio seeks growth of capital.

Fees and Expenses of the Portfolio

The table below briefly describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Portfolio. Total annual Portfolio operating expenses in the table and the Example below do not reflect the impact of any charges by your insurance company. If they did, expenses would be higher.

Annual Portfolio Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Advisory fee	0.67%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.35%
Total annual Portfolio operating expenses	1.27%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

Expenses Over Time
1 Year	3 Years	5 Years	10 Years
$129	$403	$697	$1,534

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Total annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 47% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio will normally invest at least 80% of its assets in income-producing equity and fixed-income securities, with normally at least 65% of its assets invested in income-producing equity securities, including common stock, preferred stock, convertible securities and real estate investment trusts (commonly known as "REITs"). The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., utilizes a value-oriented style in the selection of securities. Investments are normally made primarily in (i) common stocks (including depositary receipts) of large capitalization companies with a record of paying dividends and which, in the opinion of the Investment Adviser, have the potential for maintaining dividends, (ii) preferred stocks and (iii) securities convertible into common stocks of small, medium and large capitalization companies, including "synthetic" and "exchangeable" convertibles. The Portfolio's investments can also include "Rule 144A" securities, which are subject to resale restrictions, and foreign securities. The Portfolio may invest up to 20% of its net assets in common stocks that do not pay a dividend.

The Investment Adviser follows a "bottom-up" approach in the selection of convertible securities for the Portfolio. Beginning with a universe of about 500 companies, the Investment Adviser narrows the focus to small, medium and large capitalization companies and reviews the issues to determine if the convertible security is trading with the underlying equity security. The yield of the underlying equity security is evaluated and company fundamentals are studied to evaluate cash flow, risk/reward balance, valuation and the prospects for growth.

The Portfolio's convertible securities may include lower-rated fixed-income securities, commonly known as "junk bonds."

The Portfolio may invest up to 35% of its net assets in U.S. government securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities and non-convertible fixed-income securities (including zero coupon securities). Up to 20% of the Portfolio's net assets may be invested in non-convertible fixed-income securities rated lower than investment grade by Standard & Poor's Rating Group, a division of The McGraw-Hill Companies, Inc. or Moody's Investors Service, Inc. (but not below B) or, if unrated, of comparable quality as determined by the Investment Adviser. The 20% limitation is not applicable to convertible securities.

Up to 25% of the Portfolio's net assets may be invested in foreign securities (including depositary receipts). This percentage limitation, however, does not apply to securities of foreign

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companies that are listed in the United States on a national securities exchange.

The Portfolio may invest up to 15% of its assets in REITs. REITs pool investors' funds for investments primarily in real estate properties and real estate-related loans. They may also include, among other businesses, real estate developers, brokers and operating companies whose products and services are significantly related to the real estate industry such as building suppliers and mortgage lenders.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objectives and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

• Common Stock and Other Equity Securities. In general, stock and other equity security values fluctuate, and sometimes widely fluctuate, in response to activities specific to the company as well as general market, economic and political conditions. Investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities, including credit risk and interest rate risk, and common stocks.

• Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Because the Fund is not limited as to the maturities of the fixed-income securities in which it may invest, a rise in the general level of interest rates may cause the price of the Fund's portfolio securities to fall substantially. In addition, a portion of the Fund's securities may be rated below investment grade, commonly known as "junk bonds," and may have speculative risk characteristics.

• Foreign Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets.

• Small and Medium Capitalization Companies. Investments in small and medium capitalization companies entail greater risks than those associated with larger, more established companies. Often the stock of these companies may be more volatile and less liquid than the stock of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market.

• Lower Rated Fixed-Income Securities ("Junk Bonds") and Restricted Securities. The prices of these securities are likely to be more sensitive to adverse economic changes, resulting in increased volatility of market prices of these securities during periods of economic uncertainty, or adverse individual corporate developments, than higher rated securities. In addition, during an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress.

• REITs. REITs are susceptible to risks associated with the ownership of real estate and the real estate industry in general. In addition, REITs depend on specialized management skills, may not be diversified, may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Investments in REITs may involve duplication of management fees and certain other expenses.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

Past Performance

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class Y shares from year to year and by showing how the average annual returns of the Portfolio's Class Y shares for the one and five year periods and for the life of the Portfolio compare with those of broad measures of market performance over time. This performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower. The Portfolio's past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 869-NEWS.

Annual Total Returns—Calendar Years

Best Quarter (ended September 30, 2009): 17.30%
Worst Quarter (ended December 31, 2008): –14.47%

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Average Annual Total Returns For Periods Ended December 31, 2009

	Past 1 Year	Past 5 Years	Life of Portfolio (since 6/5/00)
The Income Builder Portfolio	24.90%	2.82%	4.01%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)[1]	19.69%	–0.25%	2.36%
Barclays Capital U.S. Government/Credit Index (reflects no deduction for fees, expenses or taxes)[2]	4.52%	4.71%	6.27%

(1)  The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. It is not possible to invest directly in an index.

(2)  The Barclays Capital U.S. Government/Credit Index tracks the performance of government and corporate obligations, including U.S. government agency and Treasury securities and corporate and Yankee bonds. It is not possible to invest directly in an index.

Investment Adviser

Investment Adviser. Morgan Stanley Investment Advisors Inc.

Portfolio Managers. The Portfolio is managed by members of the Equity team. Information about the current members of the Equity team jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Investment Adviser	Date Began Managing Portfolio
Thomas B. Bastian	Managing Director	April 2003

Mary Jayne Maly	Managing Director	July 2008

James O. Roeder	Managing Director	August 2002

Ellen Gold	Executive Director	April 2002

Mark J. Laskin	Executive Director	January 2007

Sergio Marcheli	Executive Director	April 2003

Purchase and Sale of Portfolio Shares

This Prospectus offers Class Y shares of the Income Builder Portfolio. The Portfolio also offers Class X shares of the Portfolio through a separate prospectus. Class X shares are subject to lower expenses. For eligibility information, contact your insurance company.

Portfolio shares will be sold at the net asset value ("NAV") next determined after we receive your redemption request.

The Portfolio offers its shares only to insurance companies separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

For more information, please refer to the "Shareholder Information—Purchases and Sales of Portfolio Shares" section of this Prospectus.

Tax Information

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Portfolio and federal income taxation of owners of variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Portfolio through an insurance company or other financial intermediary, which may be affiliated or unaffiliated with the Investment Adviser, the Investment Adviser and/or the Portfolio's distributor may pay (out of their own funds and not as an expense of the Portfolio) the intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the insurance company or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

www.morganstanley.com/im

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Portfolio Details

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

  INVESTMENT OBJECTIVES

The Portfolio seeks reasonable income as a primary objective. As a secondary objective, the Portfolio seeks growth of capital.

  PRINCIPAL INVESTMENT STRATEGIES

GROWTH & INCOME

An investment objective having the goal of selecting securities with the potential to pay out income and rise in price.

The Portfolio will normally invest at least 80% of its assets in income-producing equity and fixed-income securities, with normally at least 65% of its assets invested in income-producing equity securities, including common stock, preferred stock, convertible securities and REITs. The Investment Adviser utilizes a value-oriented style in the selection of securities. Investments are normally made primarily in (i) common stocks (including depositary receipts) of large capitalization companies with a record of paying dividends and which, in the opinion of the Investment Adviser, have the potential for maintaining dividends, (ii) preferred stocks and (iii) securities convertible into common stocks of small, medium and large capitalization companies, including "synthetic" and "exchangeable" convertibles. The Portfolio's investments can also include "Rule 144A" securities, which are subject to resale restrictions, and foreign securities. The Portfolio may invest up to 20% of its net assets in common stocks that do not pay a dividend.

The Investment Adviser follows a "bottom-up" approach in the selection of convertible securities for the Portfolio. Beginning with a universe of about 500 companies, the Investment Adviser narrows the focus to small, medium and large capitalization companies and reviews the issues to determine if the convertible security is trading with the underlying equity security. The yield of the underlying equity security is evaluated and company fundamentals are studied to evaluate cash flow, risk/reward balance, valuation and the prospects for growth.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

The Portfolio may invest in "exchangeable" convertible securities. "Exchangeable" convertible securities offer holders the opportunity to obtain higher current income than would be available from a traditional equity security issued by the same company, in return for reduced participation or a cap on appreciation in the underlying common stock of the issuer, which the holder can realize. In addition, in many cases, "exchangeable" convertible securities are convertible into the underlying common stock of the issuer automatically at maturity, unlike traditional convertible securities which are convertible only at the option of the security holder.

The Portfolio may invest in "synthetic" convertible securities. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" convertible securities are preferred stocks or debt obligations of an issuer

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which are combined with an equity component whose conversion value is based on the value of the common stock of a different issuer or a particular benchmark (which may include a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). In many cases, "synthetic" convertible securities are not convertible prior to maturity, at which time the value of the security is paid in cash by the issuer. The Portfolio's convertible securities may include lower-rated fixed-income securities, commonly known as "junk bonds."

The Portfolio may invest up to 35% of its net assets in U.S. government securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities and non-convertible fixed-income securities (including zero coupon securities). Zero coupon securities are purchased at a discount and generally accrue interest, but make no payment until maturity. Up to 20% of the Portfolio's net assets may be invested in non-convertible fixed-income securities rated lower than investment grade by Standard & Poor's Rating Group, a division of The McGraw-Hill Companies, Inc. or Moody's Investors Service, Inc. (but not below B) or, if unrated, of comparable quality as determined by the Investment Adviser (commonly known as "junk bonds"). The 20% limitation is not applicable to convertible securities.

Up to 25% of the Portfolio's net assets may be invested in foreign securities (including depositary receipts). This percentage limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national securities exchange.

The Portfolio may invest up to 15% of its assets in REITs. REITs pool investors' funds for investments primarily in real estate properties and real estate-related loans. They may also include, among other businesses, real estate developers, brokers and operating companies whose products and services are significantly related to the real estate industry such as building suppliers and mortgage lenders.

In pursuing the Portfolio's investment objectives, the Investment Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis and which trading strategies it uses. For example, the Investment Adviser in its discretion may determine to use some permitted trading strategies while not using others.

  ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.

Defensive Investing. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with its principal investment strategies when the Investment Adviser believes it advisable to do so.

Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objectives.

* * *

The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market

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fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

  PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Common Stocks and Other Equity Securities. A principal risk of investing in the Portfolio is associated with its investment in common and other equity securities. In general, stock and other equity securities values fluctuate in response to activities specific to the issuer as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

The Portfolio's investments in convertible securities may subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. The Rule 144A securities in which the Portfolio may invest are subject to resale restrictions. A portion of the Portfolio's investments in convertible securities may have speculative characteristics.

Fixed-Income Securities. Principal risks of investing in the Portfolio are associated with its fixed-income investments (including zero coupon securities). All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Accordingly, a rise in the general level of interest rates may cause the price of the Portfolio's fixed-income securities to fall substantially. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

Foreign Securities. The Portfolio's investment in foreign securities involves risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted and redemption proceeds are paid in U.S. dollars, the Portfolio may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

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Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Small and Medium Capitalization Companies. The Portfolio's investments in small and medium capitalization companies carry more risk than investments in larger companies. While some of the Portfolio's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter ("OTC") market. The low market liquidity of these securities may have an adverse impact on the Portfolio's ability to sell certain securities at favorable prices and may also make it difficult for the Portfolio to obtain market quotations based on actual trades for purposes of valuing the Portfolio's securities. Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Portfolio's net asset value than is customarily associated with larger, more established companies. Often small and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

Lower Rated Fixed-Income Securities ("Junk Bonds") and Restricted Securities. The Portfolio's investments in fixed-income securities rated lower than investment grade, or if unrated, of comparable quality as determined by the Investment Adviser, otherwise known as "junk bonds," pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the market for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities.

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Many junk bonds are issued as Rule 144A securities. Rule 144A securities could have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Board of Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolio to sell certain securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities and a corresponding volatility in the Portfolio's net asset value.

REITs. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of a REIT's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Furthermore, investments in REITs may involve duplication of management fees and certain other expenses, as the Portfolio indirectly bears its proportionate share of any expenses paid by REITs in which it invests. U.S. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). U.S. REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code.

  PORTFOLIO MANAGEMENT

MORGAN STANLEY INVESTMENT ADVISORS INC.

The Investment Adviser, together with its affiliated asset management companies, had approximately $395.3 billion in assets under management or supervision as of December 31, 2009.

The Fund has retained the Investment Adviser—Morgan Stanley Investment Advisors Inc.—to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 522 Fifth Avenue, New York, New York 10036.

The Portfolio is managed by members of the Equity team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Thomas B. Bastian, Mary Jayne Maly, James O. Roeder, Ellen Gold, Mark J. Laskin and Sergio Marcheli.

Mr. Bastian has been associated with the Investment Adviser in an investment management capacity since 2003. Ms. Maly has been associated with the Investment Adviser in an investment management capacity since 1992. Mr. Roeder has been associated with the Investment Adviser in an investment management capacity since 1999. Ms. Gold has been associated with the Investment Adviser in an investment management capacity since 1986. Mr. Laskin has been associated with the Investment Adviser in an investment management capacity since 2000. Mr. Marcheli has been associated with the Investment Adviser in an investment management capacity since 2002.

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Mr. Bastian is the lead portfolio manager of the Portfolio. Messrs. Roeder, Laskin and Mses. Maly and Gold are co-portfolio managers of the equity holdings in the Portfolio. Each member is responsible for specific sectors, with the exception of Mr. Marcheli. Mr. Marcheli manages the cash position in the Portfolio, submits trades and aids in providing research. Mr. Bastian is responsible for the execution of the overall strategy of the Portfolio.

The Fund's Statement of Additional Information ("SAI") provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the team may change from time to time.

The Portfolio pays the Investment Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2009, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.67% of the Portfolio's average daily net assets.

A discussion regarding the Board of Trustees' approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2009.

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Shareholder Information

  PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange ("NYSE") is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.
The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

If the Investment Adviser determines that it is in the best interest of the Portfolio not to pay redemption proceeds in cash, and subject to applicable agreements with life insurance companies and other qualified investors, the Portfolio may pay a portion or all of a redemption by distributing securities held by the Portfolio. Such in-kind securities may be illiquid and difficult or impossible to sell at a time and at a price that a shareholder would like. In addition, shareholders receiving distributions in-kind may incur brokerage costs when subsequently selling shares of those securities.

  FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners are referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of Portfolio shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage

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in short-term trading to take advantage of these pricing differences (referred to as "price-arbitrage"). Investments in certain fixed-income securities, such as junk bonds, may be adversely affected by price arbitrage trading strategies.

The Portfolio's policies with respect to valuing portfolio securities are described below in "Pricing Portfolio Shares."

The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies to monitor frequent short-term trading by contract owners. However, the Portfolio or the distributor has entered into agreements with insurance companies whereby the insurance companies are required to provide certain contract owner identification and transaction information upon the Portfolio's request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.

  PRICING PORTFOLIO SHARES

The price of Portfolio shares, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day that the NYSE is open (or, on days when the NYSE closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the NYSE is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is

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likely to have changed the value of the security. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to purchase or sell their shares.

To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended, the Portfolio's net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

  PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution for the Portfolio in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended. Class Y shares are subject to a distribution (12b-1) fee of 0.25% of the average daily net assets of the Class. The Plan allows Class Y shares of the Portfolio to bear distribution fees in connection with the sale and distribution of Class Y shares. It also allows the Portfolio to pay for services to Class Y shareholders. Because these fees are paid out of the assets of the Portfolio's Class Y shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

  DISTRIBUTIONS

The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income and capital gains distributions, if any, are declared and paid at least once per year.

  TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

  PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's SAI.

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  ADDITIONAL INFORMATION

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated broker-dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale, distribution, marketing or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's SAI.

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Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class Y shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The ratio of expenses to average net assets listed in the tables below are based on the average net assets of the Portfolio for each of the periods listed in the tables. To the extent that the Portfolio's average net assets decrease over the Portfolio's next fiscal year, such expenses can be expected to increase because certain fixed costs will be spread over a smaller amount of assets.

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the SAI from the Fund's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

For the Year Ended December 31,	2009		2008		2007	2006	2005
Selected Per Share Data:
Net asset value beginning of period	$7.92		$12.82		$13.56	$12.20	$11.71
Net investment income(a)	0.18		0.29		0.28	0.30	0.26
Net realized and unrealized gain (loss)	1.73		(3.32)		0.14	1.37	0.53
Total from investment operations	1.91		(3.03)		0.42	1.67	0.79
Dividends to shareholders	(0.26)		(0.08)		(0.35)	(0.31)	(0.30)
Distributions to shareholders	0.00	(f)	(1.79)		(0.81)	—	—
Total dividends and distributions	(0.26)		(1.87)		(1.16)	(0.31)	(0.30)
Net asset value end of period	$9.57		$7.92		$12.82	$13.56	$12.20
Total Return(b)	24.90%		(26.44)%		2.86%	13.96%	6.71%
Ratios to Average Net Assets:(c)
Expenses	1.26	%(d)	1.15	%(d)	1.10%	1.08%	1.09%
Net investment income	2.15	%(d)	2.70	%(d)	2.06%	2.36%	2.22%
Rebate from Morgan Stanley affiliate	0.01%		0.00	%(e)	—	—	—
Supplemental Data:
Net assets end of period (000's)	$15,998		$15,517		$34,717	$45,371	$45,918
Portfolio turnover rate	47%		35%		32%	19%	27%

(a)  The per share amounts were computed using an average number of shares outstanding during the period.

(b)  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these additional charges, the total returns would be lower.

(c)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

(d)  The ratio reflects the rebate of certain Portfolio expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate".

(e)  Amount is less than 0.005%.

(f)  Amount is less than $0.005.

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Morgan Stanley Variable Investment Series

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's Annual and Semiannual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Portfolio. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Fund's Annual Report, Semiannual Report or Statement of Additional Information, to request information about the Portfolio, or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/im.

  YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Smith Barney Financial Advisor or by visiting our Internet site.

  INFORMATION ABOUT THE FUND (including the Statement of Additional Information) can be viewed and copied at the SEC Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund and the Portfolio are available on the EDGAR Database on the SEC's Internet site at: www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS ■ APRIL 30, 2010

VARIABLE INVESTMENT SERIES

THE INCOME PLUS PORTFOLIO

Class Y

Morgan Stanley Variable Investment Series is a mutual fund comprised of 13 separate portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the Income Plus Portfolio (the "Portfolio") are being offered.

Shares of the Portfolio are sold exclusively to certain life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of variable life insurance or variable annuity contracts.

This Prospectus must be accompanied by a current prospectus for the variable life insurance and/or variable annuity contract issued by your insurance company.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Contents

Portfolio Summary	INVESTMENT OBJECTIVES	1

	FEES AND EXPENSES OF THE PORTFOLIO	1

	PORTFOLIO TURNOVER	1

	PRINCIPAL INVESTMENT STRATEGIES	1

	PRINCIPAL RISKS	2

	PAST PERFORMANCE	3

	INVESTMENT ADVISER	3

	PURCHASE AND SALE OF PORTFOLIO SHARES	3

	TAX INFORMATION	3

	PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	4

Portfolio Details	ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENT OBJECTIVES, STRATEGIES AND RISKS	5

	PORTFOLIO MANAGEMENT	15

Shareholder Information	PURCHASES AND SALES OF PORTFOLIO SHARES	17

	FREQUENT PURCHASES AND REDEMPTIONS	17

	PRICING PORTFOLIO SHARES	18

	PLAN OF DISTRIBUTION	19

	DISTRIBUTIONS	19

	TAX CONSEQUENCES	19

	PORTFOLIO HOLDINGS INFORMATION	19

	ADDITIONAL INFORMATION	20

Financial Highlights		21

This Prospectus contains important information about the Income Plus Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

Portfolio Summary

Investment Objectives

The Portfolio seeks as a primary objective to provide a high level of current income by investing primarily in U.S. government securities and other fixed-income securities. As a secondary objective, the Portfolio seeks capital appreciation but only when consistent with its primary objective.

Fees and Expenses of the Portfolio

The table below briefly describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Portfolio. Total annual Portfolio operating expenses in the table and the Example below do not reflect the impact of any charges by your insurance company. If they did, expenses would be higher.

Annual Portfolio Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Advisory fee	0.42%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.14%
Total annual Portfolio operating expenses	0.81%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

Expenses Over Time
1 Year	3 Years	5 Years	10 Years
$83	$259	$450	$1,002

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Total annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 75% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio will normally invest at least 80% of its assets in (i) U.S. government securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, (ii) debt securities (including zero coupon securities and asset-backed securities) rated at the time of purchase within the four highest bond rating categories ("investment grade") by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Rating Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), or, if not rated, determined to be of comparable quality by the "Investment Adviser," Morgan Stanley Investment Advisors Inc. and (iii) Yankee government bonds rated at the time of purchase within the four highest rating categories of by Moody's or S&P or, if not rated, determined to be of comparable quality by the Investment Adviser. The Portfolio may use derivative instruments as discussed below. These derivative instruments will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

The Portfolio may also invest up to 20% of its net assets in debt securities rated below investment grade by Moody's or S&P or, if not rated, determined to be of comparable quality by the Investment Adviser. Securities rated below investment grade are commonly known as "junk bonds."

The Portfolio may also invest in securities of foreign issuers, including issuers located in emerging market or developing countries. Securities of such foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The Portfolio will limit its investments in non-U.S. dollar-denominated securities to 30% of the Portfolio's assets.

The Portfolio is not limited as to the maturities of the U.S. Government and other debt securities in which it may invest.

In making investment decisions for the Portfolio, the Investment Adviser considers both domestic and international economic developments, interest rate trends and other factors. The Investment Adviser evaluates technical considerations such as the relative supply of and demand for corporate notes and U.S. Treasury and agencies issues before it decides upon an asset allocation. Similarly, the assessment of the strength of individual companies that issue corporate debt and the overall country risk of sovereign debt obligations contribute to the decision-making process.

One type of mortgage-backed security in which the Portfolio may invest is a mortgage pass-through security, which represents a participation interest in a pool of residential mortgage loans originated by U.S. governmental or private lenders such as banks.

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Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). The Portfolio may also invest in asset-backed securities. Asset-backed securities apply the securitization techniques used to develop mortgage-backed securities to a broad range of other assets.

The Portfolio may invest up to 20% of its assets in public bank loans made by banks or other financial institutions. These public bank loans may be rated investment grade or below investment grade. Public bank loans are privately negotiated loans that are not publicly traded for which information about the issuer has been made publicly available.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as futures, options and swaps and other related instruments and techniques. The Portfolio may utilize forward foreign currency exchange contracts, which are also derivatives, in connection with its investments in foreign securities.

In seeking to increase income, the Portfolio may borrow to purchase securities. Such borrowing may not exceed 25% of the Portfolio's assets.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objectives and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

• Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. In addition, a portion of the Fund's securities may be rated below investment grade, commonly known as "junk bonds," and may have speculative risk characteristics.

• U.S. Government Securities. With respect to U.S. government securities that are not backed by the full faith and credit of the U.S. Government, there is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

• Mortgage-Backed Securities. Mortgage-backed securities entail prepayment risk, which generally increases during a period of falling interest rates. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages.

• CMOs. CMOs are comprised of various tranches, the expected cash flows on which have varying degrees of predictability as compared with the underlying Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Portfolio could sustain a loss.

• Asset-Backed Securities. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

• Lower Rated Fixed-Income Securities ("Junk Bonds") and Restricted Securities. The prices of these securities are likely to be more sensitive to adverse economic changes, resulting in increased volatility of market prices of these securities during periods of economic uncertainty, or adverse individual corporate developments, than higher rated securities. In addition, during an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress.

• Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. Hedging the Portfolio's currency risks through forward foreign currency exchange contracts involves the risk of mismatching the Portfolio's objectives under a forward foreign currency exchange contract with the value of securities denominated in a particular currency. There is additional risk that such transactions reduce or preclude the opportunity for gain and that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated.

• Borrowing. The Portfolio may borrow money to purchase securities. To the extent that the Portfolio engages in such practice it may be leveraged. Leveraging generally exaggerates the effect on net asset value of any increase or decrease in the market value of the Portfolio's investments.

• Public Bank Loans. Certain public bank loans are illiquid, meaning the Portfolio may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. The secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Bank loans are subject to the risk of default in the payment of interest or principal on a loan, which will result in a reduction of income to the Portfolio, and a potential decrease in the Portfolio's net asset value. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. Because public bank loans usually rank lower in priority of payment to senior loans, they present a greater degree of investment risk. These bank loans may exhibit greater price volatility as well.

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• Derivatives. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

Past Performance

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class Y shares from year to year and by showing how the average annual returns of the Portfolio's Class Y shares for the one and five year periods and for the life of the Portfolio compare with those of a broad measure of market performance over time. This performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower. The Portfolio's past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 869-NEWS.

Annual Total Returns—Calendar Years

Best Quarter (ended June 30, 2009): 11.42%
Worst Quarter (ended September 30, 2008): –8.51%

Average Annual Total Returns For Periods Ended December 31, 2009

	Past 1 Year	Past 5 Years	Life of Portfolio (since 6/5/00)
The Income Plus Portfolio	22.29%	5.00%	6.37%
Barclays Capital U.S. Corporate Index (reflects no deduction for fees, expenses, or taxes)[1]	18.68%	4.58%	6.70%

(1)  The Barclays Capital U.S. Corporate Index covers U.S. dollar-denominated, investment-grade, fixed rate, taxable securities sold by industrial, utility and financial issuers. It includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements. It is not possible to invest directly in an index.

Investment Adviser

Investment Adviser. Morgan Stanley Investment Advisors Inc.

Portfolio Managers. The Portfolio is managed by members of the Taxable Fixed Income team. Information about the current members of the Taxable Fixed Income team jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Investment Adviser	Date Began Managing Portfolio
Virginia Keehan	Vice President	November 2008

Joseph Mehlman	Executive Director	November 2008

Christian G. Roth	Managing Director	February 2009

Purchase and Sale of Portfolio Shares

This Prospectus offers Class Y shares of the Income Plus Portfolio. The Portfolio also offers Class X shares of the Portfolio through a separate prospectus. Class X shares are subject to lower expenses. For eligibility information, contact your insurance company.

Portfolio shares will be sold at the net asset value ("NAV") next determined after we receive your redemption request.

The Portfolio offers its shares only to insurance companies separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

For more information, please refer to the "Shareholder Information—Purchases and Sales of Portfolio Shares" section of this Prospectus.

Tax Information

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Portfolio and federal income taxation of owners of variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

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Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Portfolio through an insurance company or other financial intermediary, which may be affiliated or unaffiliated with the Investment Adviser, the Investment Adviser and/or the Portfolio's distributor may pay (out of their own funds and not as an expense of the Portfolio) the intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the insurance company or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

www.morganstanley.com/im

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Portfolio Details

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

  INVESTMENT OBJECTIVES

The Portfolio seeks as a primary objective to provide a high level of current income by investing primarily in U.S. government securities and other fixed-income securities. As a secondary objective, the Portfolio seeks capital appreciation but only when consistent with its primary objective.

  PRINCIPAL INVESTMENT STRATEGIES

INCOME

An investment objective having the goal of selecting securities to pay out income.

The Portfolio will normally invest at least 80% of its assets in (i) U.S. government securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, (ii) debt securities (including zero coupon securities and asset-backed securities) rated at the time of purchase within the four highest bond rating categories ("investment grade") by Moody's or S&P, or, if not rated, determined to be of comparable quality by the Investment Adviser and (iii) Yankee government bonds rated at the time of purchase within the four highest rating categories of by Moody's or S&P or, if not rated, determined to be of comparable quality by the Investment Adviser. The Portfolio may use derivative instruments as discussed below. These derivative instruments will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

The Portfolio may also invest up to 20% of its net assets in debt securities rated below investment grade by Moody's or S&P or, if not rated, determined to be of comparable quality by the Investment Adviser. Securities rated below investment grade are commonly known as "junk bonds."

The Portfolio may also invest in securities of foreign issuers, including issuers located in emerging market or developing countries.

The Portfolio is not limited as to the maturities of the U.S. Government and other debt securities in which it may invest.

In making investment decisions for the Portfolio, the Investment Adviser considers both domestic and international economic developments, interest rate trends and other factors. The Investment Adviser evaluates technical considerations such as the relative supply of and demand for corporate notes and U.S. Treasury and agencies issues before it decides upon an asset allocation. Similarly, the assessment of the strength of individual companies that issue corporate debt and the overall country risk of sovereign debt obligations contribute to the decision-making process.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps and other related instruments and techniques. The Portfolio may also use forward foreign currency exchange contracts, which are also derivatives, in connection with its investments in foreign securities.

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Mortgage-Backed Securities. Certain of the securities in which the Portfolio may invest are mortgage-backed securities. One type of mortgage-backed security in which the Portfolio may invest is a mortgage pass-through security. These securities represent a participation interest in a pool of mortgage loans originated by U.S. Governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.

Collateralized Mortgage Obligations. CMOs are debt obligations collateralized by Mortgage Assets. Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a fixed or floating rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of CMO.

Asset-Backed Securities. Asset-backed securities apply the securitization techniques used to develop mortgage-backed securities to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are pooled and securitized in pass-through structures similar to pass-through structures developed with respect to mortgage securitizations.

Foreign and Emerging Market Securities. The Portfolio may invest in securities of foreign issuers, including issuers located in emerging market or developing countries. Securities of such foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The Portfolio will limit its investments in non-U.S. dollar-denominated securities to 30% of the Portfolio's assets.

Borrowing. In seeking to increase income, the Portfolio may borrow to purchase securities. Such borrowing may not exceed 25% of the Portfolio's assets.

Public Bank Loans. The Portfolio may invest up to 20% of its assets in public bank loans made by banks or other financial institutions. These public bank loans may be rated investment grade or below investment grade. Public bank loans are privately negotiated loans for which information about the issuer has been made publicly available. Public bank loans are not registered under the Securities Act of 1933 and are not publicly traded. Bank loans are usually second lien loans, which are lower in priority to senior loans, but have seniority in a company's capital structure to other liabilities, so that the company is required to pay down these second lien loans prior to other lower-ranked claims on their assets. Bank loans normally pay interest at floating rates, and as a result, may protect investors from increases in interest rates.

Other Investments. In addition, the Portfolio may invest in stripped mortgage-backed securities ("SMBS"), inverse floating rate obligations ("inverse floaters") and commercial mortgage-backed securities ("CMBS"). For more information, see the "Additional Investment Strategy

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6

Information" section. The Portfolio may also invest in convertible securities, which are securities that pay dividends or interest and may be converted into common stock.

In pursuing the Portfolio's investment objectives, the Investment Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis and which trading strategies it uses. For example, the Investment Adviser in its discretion may determine to use some permitted trading strategies while not using others.

  ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.

Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class).

Inverse Floaters. Inverse floating rate obligations are obligations which pay interest at rates that vary inversely with changes in market rates of interest. Because the interest rate paid to holders of such obligations is generally determined by subtracting a variable or floating rate from a predetermined amount, the interest rate paid to holders of such obligations will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases.

Commercial Mortgage-Backed Securities. CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of their remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property. An extension of a final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds.

Defensive Investing. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with its principal investment strategies when the Investment Adviser believes it advisable to do so.

Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objectives.

* * *

The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to

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fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

  PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and yield will fluctuate with changes in the market value and/or yield of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities (which are purchased at a discount and generally accrue interest, but make no payment until maturity) are typically subject to greater price fluctuations than comparable securities that pay interest).

U.S. Government Securities. The U.S. government securities that the Portfolio may purchase include U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government. In addition, the Portfolio may purchase securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association ("Ginnie Mae") and the Federal Housing Administration. The Portfolio may also purchase securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal Home Loan Banks. In September 2008, the U.S. Treasury Department announced that the U.S. Government would be taking over Freddie Mac and Fannie Mae and placing the companies into a conservatorship. In addition, the U.S. Treasury announced additional steps that it intended to take with respect to the debt and mortgage-backed securities issued by Fannie Mae and Freddie Mac in order to support the conservatorship. No assurance can be given that these initiatives will be successful. Further, the Portfolio may purchase securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System. Because these securities are not backed by the full faith and credit of the United States, there is a risk that the U.S. Government will not provide financial support to these agencies if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

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Mortgage-Backed Securities. Mortgage-backed securities have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time, as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Portfolio to invest the proceeds at generally lower interest rates.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Adviser, could reduce the Portfolio's yield, increase the volatility of the Portfolio and/or cause a decline in net asset value. Certain mortgage-backed securities in which the Portfolio may invest may be more volatile and less liquid than other traditional types of debt securities.

The Portfolio may invest in mortgage pass-through securities that are issued or guaranteed by the U.S. Government. These securities are either direct obligations of the U.S. Government or the issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations although the U.S. Treasury is not legally required to extend credit to the agency or instrumentality. Certain of the U.S. government securities purchased by the Portfolio are not backed by the full faith and credit of the United States and there is a risk that the U.S. Government will not provide financial support to these agencies if it is not obligated to do so by law. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

To the extent the Portfolio invests in mortgage securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Portfolio may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to the Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Collateralized Mortgage Obligations. The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying

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Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Fund could sustain a loss.

Asset-Backed Securities. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates, although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

Lower Rated Fixed-Income Securities ("Junk Bonds") and Restricted Securities. The Portfolio's investments in fixed-income securities rated lower than investment grade, or if unrated, of comparable quality as determined by the Investment Adviser, otherwise known as "junk bonds," pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. Many junk bonds are issued as Rule 144A securities. Rule 144A securities could have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolio to sell certain securities.

Foreign and Emerging Market Securities. The Portfolio's investment in foreign securities involves risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted and redemption proceeds are paid in U.S. dollars, the Portfolio may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

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Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

The foreign securities in which the Portfolio may invest may be issued by issuers located in emerging market or developing countries. Compared to the United States and other developed countries, emerging market or developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

Investments in sovereign debt such as Yankee government bonds are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

In connection with its investments in foreign securities, the Portfolio also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency exchange contracts may be used to protect

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against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Hedging the Portfolio's currency risks involves the risk of mismatching the Portfolio's objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts.

Maturity and Duration. Traditionally, a debt security's term-to-maturity has been used as an indicator for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

Duration is a measure of the expected life of a fixed-income security that was developed as a more precise measure of interest rate sensitivity than term-to-maturity. A portfolio with a lower average duration generally should experience less price volatility in response to changes in interest rates than a portfolio with a higher average duration. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Investment Adviser in the selection of fixed-income securities. Duration takes the length of the time intervals between the present time and the time that the interest and the principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed-income security with interest payments occurring prior to the payment of principal, duration is always less than maturity.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities generally is 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Investment Adviser will use analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

Borrowing. The Portfolio may borrow money to purchase securities. To the extent that the Portfolio engages in such practice it may be leveraged. Leveraging generally exaggerates the effect on net asset value of any increase or decrease in the market value of the Portfolio's investments.

Public Bank Loans. Certain public bank loans are illiquid, meaning the Portfolio may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. To the extent a

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bank loan has been deemed illiquid, it will be subject to the Portfolio's restrictions on investment in illiquid securities. The secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Bank loans are subject to the risk of default in the payment of interest or principal on a loan, which will result in a reduction of income to the Portfolio, and a potential decrease in the Portfolio's net asset value. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. Bank loans that are rated below investment grade share the same risks of other below investment grade securities. Because public bank loans usually rank lower in priority of payment to senior loans, they present a greater degree of investment risk due to the fact that the cash flow or other property of the borrower securing the bank loan may be insufficient to meet scheduled payments after meeting the payment obligations of the senior secured obligations of the borrower. These bank loans may exhibit greater price volatility as well.

Derivatives. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Investment Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

The derivative instruments and techniques that the Portfolio may principally use include:

Futures. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Portfolio's initial investment in such contracts.

Options. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at

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an agreed upon price typically in exchange for a premium paid by the Portfolio. If the Portfolio sells an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium received by the Portfolio. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected. The Portfolio's use of swaps may include those based on the credit of an underlying security and commonly referred to as "credit default swaps." Where the Portfolio is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default by a third party on the debt obligation. If no default occurs, the Portfolio would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation.

Other Risks. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with its investments in SMBS, inverse floaters, CMBS and convertible securities. For more information about these risks, see the "Additional Risk Information" section.

  ADDITIONAL RISK INFORMATION

This section provides additional information relating to the risks of investing in the Portfolio.

Stripped Mortgage-Backed Securities. Investments in each class of stripped mortgage-backed securities are extremely sensitive to changes in interest rates. IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of prepayment decreases. If the Fund invests in stripped mortgage-backed securities and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment.

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Inverse Floaters. Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

Commercial Mortgage-Backed Securities. CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

Convertible Securities. The Portfolio's investments in convertible securities may subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

  PORTFOLIO MANAGEMENT

MORGAN STANLEY INVESTMENT ADVISORS INC.

The Investment Adviser, together with its affiliated asset management companies, had approximately $395.3 billion in assets under management or supervision as of December 31, 2009.

The Fund has retained the Investment Adviser—Morgan Stanley Investment Advisors Inc.—to provide investment advisory services to the Fund pursuant to an investment advisory agreement (the "Investment Advisory Agreement"). The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 522 Fifth Avenue, New York, New York 10036.

The Portfolio is managed by members of the Taxable Fixed Income team. The team consists of portfolio managers and analysts. The current member of the team primarily responsible for the day-to-day management of the Portfolio are Virginia Keehan, Joseph Mehlman and Christian G. Roth.

Ms. Keehan has been associated with the Investment Adviser in an investment management capacity since 2004. Mr. Mehlman has been associated with the Investment Adviser in an investment management capacity since 2002. Mr. Roth has been associated with the Investment Adviser and/or its advisory affiliates in an investment management capacity since 1991.

All team members are responsible for the execution of the overall strategy of the Portfolio.

The Fund's Statement of Additional Information ("SAI") provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the team may change from time to time.

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The Portfolio pays the Investment Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2009, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.42% of the Portfolio's average daily net assets.

A discussion regarding the Board of Trustees' approval of the Investment Advisory Agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2009.

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Shareholder Information

  PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange ("NYSE") is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

If the Investment Adviser determines that it is in the best interest of the Portfolio not to pay redemption proceeds in cash, and subject to applicable agreements with life insurance companies and other qualified investors, the Portfolio may pay a portion or all of a redemption by distributing securities held by the Portfolio. Such in-kind securities may be illiquid and difficult or impossible to sell at a time and at a price that a shareholder would like. In addition, shareholders receiving distributions in-kind may incur brokerage costs when subsequently selling shares of those securities.

  FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners are referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of Portfolio shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

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Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price-arbitrage"). Investments in certain fixed-income securities, such as junk bonds, may be adversely affected by price arbitrage trading strategies.

The Portfolio's policies with respect to valuing portfolio securities are described below in "Pricing Portfolio Shares."

The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies to monitor frequent short-term trading by contract owners. However, the Portfolio or the distributor has entered into agreements with insurance companies whereby the insurance companies are required to provide certain contract owner identification and transaction information upon the Portfolio's request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.

  PRICING PORTFOLIO SHARES

The price of Portfolio shares, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day that the NYSE is open (or, on days when the NYSE closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the NYSE is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair

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value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended, the Portfolio's net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

  PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution for the Portfolio in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended. Class Y shares are subject to a distribution (12b-1) fee of 0.25% of the average daily net assets of the Class. The Plan allows Class Y shares of the Portfolio to bear distribution fees in connection with the sale and distribution of Class Y shares. It also allows the Portfolio to pay for services to Class Y shareholders. Because these fees are paid out of the assets of the Portfolio's Class Y shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

  DISTRIBUTIONS

The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns interest from fixed-income investments. These amounts are passed along to the Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income and capital gains distributions, if any, are declared and paid at least once per year.

  TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

  PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's SAI.

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19

  ADDITIONAL INFORMATION

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated broker-dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale, distribution, marketing or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's SAI.

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20

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class Y shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The ratio of expenses to average net assets listed in the tables below are based on the average net assets of the Portfolio for each of the periods listed in the tables. To the extent that the Portfolio's average net assets decrease over the Portfolio's next fiscal year, such expenses can be expected to increase because certain fixed costs will be spread over a smaller amount of assets.

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the SAI from the Fund's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

Year ended December 31,	2009		2008		2007	2006	2005
Selected Per Share Data:
Net asset value beginning of period	$9.42		$10.54		$10.49	$10.47	$10.67
Net investment income(a)	0.55		0.51		0.50	0.49	0.48
Net realized and unrealized gain (loss)	1.49		(1.45)		0.08	0.05	(0.16)
Total from investment operations	2.04		(0.94)		0.58	0.54	0.32
Dividends to shareholders	(0.51)		(0.18)		(0.53)	(0.52)	(0.52)
Net asset value end of period	$10.95		$9.42		$10.54	$10.49	$10.47
Total Return(b)	22.29%		(9.11)%		5.73%	5.34%	3.08%
Ratios to Average Net Assets:(c)
Expenses	0.81	%(d)	0.80	%(d)	0.80%	0.81%	0.79%
Net investment income	5.39	%(d)	5.09	%(d)	4.77%	4.70%	4.55%
Rebate from Morgan Stanley affiliate	0.00	%(e)	0.00	%(e)	—	—	—
Supplemental Data:
Net assets end of period (000's)	$148,108		$135,850		$196,774	$210,681	$197,968
Portfolio turnover rate	75%		55%		125%	38%	57%

(a)  The per share amounts were computed using an average number of shares outstanding during the period.

(b)  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these additional charges, the total returns would be lower.

(c)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

(d)  The ratio reflects the rebate of certain Portfolio expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate".

(e)  Amount is less than 0.005%.

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Morgan Stanley Variable Investment Series

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's Annual and Semiannual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Portfolio. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Fund's Annual Report, Semiannual Report or Statement of Additional Information to request information about the Portfolio or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/im.

  YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Smith Barney Financial Advisor or by visiting our Internet site.

  INFORMATION ABOUT THE FUND (including the Statement of Additional Information) can be viewed and copied at the SEC Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund and the Portfolio are available on the EDGAR Database on the SEC's Internet site at: www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS ■ APRIL 30, 2010

VARIABLE INVESTMENT SERIES

THE LIMITED DURATION PORTFOLIO

  Class Y

Morgan Stanley Variable Investment Series is a mutual fund comprised of 13 separate portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the Limited Duration Portfolio (the "Portfolio") are being offered.

Shares of the Portfolio are sold exclusively to certain life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of variable life insurance or variable annuity contracts.

This Prospectus must be accompanied by a current prospectus for the variable life insurance and/or variable annuity contract issued by your insurance company.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Contents

Portfolio Summary	INVESTMENT OBJECTIVE	1

	FEES AND EXPENSES OF THE PORTFOLIO	1

	PORTFOLIO TURNOVER	1

	PRINCIPAL INVESTMENT STRATEGIES	1

	PRINCIPAL RISKS	1

	PAST PERFORMANCE	2

	INVESTMENT ADVISER	3

	PURCHASE AND SALE OF PORTFOLIO SHARES	3

	TAX INFORMATION	3

	PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	3

Portfolio Details	ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENT OBJECTIVE, STRATEGIES AND RISKS	4

	PORTFOLIO MANAGEMENT	13

Shareholder Information	PURCHASES AND SALES OF PORTFOLIO SHARES	14

	FREQUENT PURCHASES AND REDEMPTIONS	14

	PRICING PORTFOLIO SHARES	15

	PLAN OF DISTRIBUTION	16

	DISTRIBUTIONS	16

	TAX CONSEQUENCES	17

	PORTFOLIO HOLDINGS INFORMATION	17

	ADDITIONAL INFORMATION	17

Financial Highlights		18

This Prospectus contains important information about the Limited Duration Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

Portfolio Summary

Investment Objective

The Portfolio seeks to provide a high level of current income, consistent with the preservation of capital.

Fees and Expenses of the Portfolio

The table below briefly describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Portfolio. Total annual Portfolio operating expenses in the table and the Example below do not reflect the impact of any charges by your insurance company. If they did, expenses would be higher.

Annual Portfolio Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Advisory fee	0.30%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.19%
Total annual Portfolio operating expenses	0.74%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

Expenses Over Time
1 Year	3 Years	5 Years	10 Years
$76	$237	$411	$918

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Total annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 105% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio will normally invest at least 65% of its assets in securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities (including zero coupon securities), investment grade mortgage-backed securities, including collateralized mortgage obligations ("CMOs"), and investment grade corporate and other types of bonds. In selecting portfolio investments to purchase or sell, the "Investment Adviser," Morgan Stanley Investment Advisors Inc., considers both domestic and international economic developments, interest rate levels, the steepness of the yield curve and other factors, and seeks to maintain an overall average duration for the Portfolio's portfolio of three years or less. The Portfolio may use derivative instruments as discussed below. These derivative instruments will be counted toward the 65% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

The Portfolio may invest in securities of foreign issuers, including issuers located in emerging market or developing countries. Securities of such foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The Portfolio will limit its investments in non-U.S. dollar-denominated securities to 20% of the Portfolio's assets.

The mortgage-backed securities in which the Portfolio may invest include mortgage pass-through securities which represent a participation interest in a pool of mortgage loans originated by U.S. governmental or private lenders such as banks. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). The Portfolio may also invest in asset-backed securities. Asset-backed securities apply the securitization techniques used to develop mortgage-backed securities to a broad range of other assets.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as futures, options and swaps and other related instruments and techniques. The Portfolio may utilize forward foreign currency exchange contracts, which are also derivatives, in connection with its investments in foreign securities.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing

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1

in this Portfolio. The principal risks of investing in the Portfolio include:

•  Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. In addition, a portion of the Fund's securities may be rated below investment grade, commonly known as "junk bonds," and may have speculative risk characteristics.

•  Mortgage-Backed Securities. Mortgage-backed securities entail prepayment risk, which generally increases during a period of falling interest rates. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Portfolio. The risk of such defaults is generally higher in the case of mortgagepools that include subprime mortgages.

•  CMOs. CMOs are comprised of various tranches, the expected cash flows on which have varying degrees of predictability as compared with the underlying mortgage loans or mortgage pass-through securities. The less predictable the cash flow, the higher the yield and the greater the risk. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Portfolio could sustain a loss.

•  Asset-Backed Securities. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

•  Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. Hedging the Portfolio's currency risks through forward foreign currency exchange contracts involves the risk of mismatching the Portfolio's objectives under a forward foreign currency exchange contract with the value of securities denominated in a particular currency. There is additional risk that such transactions reduce or preclude the opportunity for gain and that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated.

•  Derivatives. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

Past Performance

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class Y shares from year to year and by showing how the average annual returns of the Portfolio's Class Y shares for the one and five year periods and for the life of the Portfolio compare with those of a broad measure of market performance over time. This performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower. The Portfolio's past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 869-NEWS.

Annual Total Returns—Calendar Years

Best Quarter (ended September 30, 2001): 3.66%
Worst Quarter (ended March 31, 2008): –7.01%

Average Annual Total Returns For Periods Ended December 31, 2009

	Past 1 Year	Past 5 Years	Life of Portfolio (since 6/5/00)
The Limited Duration Portfolio	5.56%	–0.58%	1.47%
Barclays Capital U.S. Credit Index (1-5 Year) (reflects no deduction for fees, expenses, or taxes)[1]	13.52%	4.79%	5.93%

(1)  The Barclays Capital U.S. Credit Index (1-5 Year) includes U.S. corporate and specified foreign debentures and secured notes with maturities of one to five years. It is not possible to invest directly in an index.

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2

Investment Adviser

Investment Adviser. Morgan Stanley Investment Advisors Inc.

Portfolio Managers. The Portfolio is managed by members of the Taxable Fixed Income team. Information about the current members of the Taxable Fixed Income team jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Investment Adviser	Date Began Managing Portfolio
Virginia Keehan	Vice President	November 2008

Joseph Mehlman	Executive Director	May 2008

Jaidip Singh	Executive Director	May 2008

Purchase and Sale of Portfolio Shares

This Prospectus offers Class Y shares of the Limited Duration Portfolio. The Portfolio also offers Class X shares of the Portfolio through a separate prospectus. Class X shares are subject to lower expenses. For eligibility information, contact your insurance company.

Portfolio shares will be sold at the net asset value ("NAV") next determined after we receive your redemption request.

The Portfolio offers its shares only to insurance companies separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

For more information, please refer to the "Shareholder Information—Purchases and Sales of Portfolio Shares" section of this Prospectus.

Tax Information

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Portfolio and federal income taxation of owners of variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Portfolio through an insurance company or other financial intermediary, which may be affiliated or unaffiliated with the Investment Adviser, the Investment Adviser and/or the Portfolio's distributor may pay (out of their own funds and not as an expense of the Portfolio) the intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the insurance company or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

www.morganstanley.com/im

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3

Portfolio Details

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

  INVESTMENT OBJECTIVE

The Portfolio seeks to provide a high level of current income, consistent with the preservation of capital.

  PRINCIPAL INVESTMENT STRATEGIES

INCOME

An investment objective having the goal of selecting securities to pay out income rather than rise in value.

The Portfolio will normally invest at least 65% of its assets in securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities (including zero coupon securities), investment grade mortgage-backed securities, including collateralized mortgage obligations, and investment grade corporate and other types of bonds. In selecting portfolio investments to purchase or sell, the Investment Adviser considers both domestic and international economic developments, interest rate levels, the steepness of the yield curve and other factors, and seeks to maintain an overall average duration for the Portfolio's portfolio of three years or less.

The Portfolio may also use derivative instruments as discussed below. These derivative instruments will be counted toward the 65% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Mortgage-Backed Securities. Certain of the securities in which the Portfolio may invest are mortgage-backed securities. One type of mortgage-backed security in which the Portfolio may invest is a mortgage pass-through security. These securities represent a participation interest in a pool of residential mortgage loans originated by U.S. governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.

Collateralized Mortgage Obligations. CMOs are debt obligations collateralized by Mortgage Assets. Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a fixed or floating rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of CMO.

Asset-Backed Securities. Asset-backed securities apply the securitization techniques used to develop mortgage-backed securities to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are pooled and

VIS — The Limited Duration Portfolio
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securitized in pass-through structures similar to pass-through structures developed with respect to mortgage securitizations.

Foreign and Emerging Market Securities. The Portfolio may invest in securities of foreign issuers, including issuers located in emerging market or developing countries. Securities of such foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The Portfolio will limit its investments in non-U.S. dollar-denominated securities to 20% of the Portfolio's assets.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as futures, options and swaps and other related instruments and techniques. The Portfolio may also use forward foreign currency exchange contracts, which are also derivatives, in connection with its investments in foreign securities.

Other Investments. In addition, the Portfolio may invest in stripped mortgage-backed securities, inverse floaters, commercial mortgage-backed securities, restricted securities and lower rated fixed-income securities. For more information, see the "Additional Investment Strategy Information" section.

In pursuing the Portfolio's investment objective, the Investment Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis and which trading strategies it uses. For example, the Investment Adviser in its discretion may determine to use some permitted trading strategies while not using others.

  ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.

Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class).

Inverse Floaters. Inverse floating rate obligations are obligations which pay interest at rates that vary inversely with changes in market rates of interest. Because the interest rate paid to holders of such obligations is generally determined by subtracting a variable or floating rate from a predetermined amount, the interest rate paid to holders of such obligations will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases.

Commercial Mortgage-Backed Securities. CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls,

VIS — The Limited Duration Portfolio
5

multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of their remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property. An extension of a final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds.

Lower Rated Fixed-Income Securities ("Junk Bonds") and Restricted Securities. The Portfolio's investments may also include "Rule 144A" fixed-income securities, which are subject to resale restrictions. Up to 5% of the Portfolio's net assets may be invested in fixed-income securities rated lower than investment grade, or if unrated, are of comparable quality as determined by the Investment Adviser (commonly known as "junk bonds").

Defensive Investing. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with its principal investment strategies when the Investment Adviser believes it advisable to do so.

Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objective.

* * *

The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

  PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and yield will fluctuate with changes in the market value and/or yield of its portfolio securities. Neither the value nor the yield of the U.S. government securities that the Portfolio invests in (or the value or yield of the Portfolio's shares) is guaranteed by the U.S. Government. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Fixed-Income Securities. All fixed-income securities, such as bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price

VIS — The Limited Duration Portfolio
6

fluctuations than comparable securities that pay interest.) Certain of the Portfolio's investments may have speculative characteristics.

Maturity and Duration. Traditionally, a debt security's term-to-maturity has been used as an indicator for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Accordingly, a rise in the general level of interest rates may cause the price of the Portfolio's fixed-income securities to fall substantially.

Duration is a measure of the expected life of a fixed-income security that was developed as a more precise measure of interest rate sensitivity than term-to-maturity. A portfolio with a lower average duration generally should experience less price volatility in response to changes in interest rates than a portfolio with a higher average duration. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Investment Adviser in the selection of fixed income securities. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed-income security with interest payments occurring prior to the payment of principal, duration is always less than maturity.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities generally is 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Investment Adviser will use analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

Mortgage-Backed Securities. Mortgage-backed securities in which the Portfolio may invest have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time, as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Portfolio to invest the proceeds at generally lower interest rates.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Adviser, could reduce the Portfolio's yield, increase the volatility of the Portfolio and/or cause a decline in net asset value.

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Mortgage-backed securities, especially privately issued mortgage-backed securities, are more volatile and less liquid than other traditional types of securities.

The Portfolio may invest in mortgage pass-through securities that are issued or guaranteed by the U.S. Government. These securities are either direct obligations of the U.S. Government or the issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations although the U.S. Treasury is not legally required to extend credit to the agency or instrumentality. Certain of the U.S. government securities purchased by the Portfolio are not backed by the full faith and credit of the United States and there is a risk that the U.S. Government will not provide financial support to these agencies if it is not obligated to do so by law. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

To the extent a Portfolio invests in mortgage securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Portfolio may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to a Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Collateralized Mortgage Obligations. The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Portfolio could sustain a loss.

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Asset-Backed Securities. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates, although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

Foreign and Emerging Market Securities. The Portfolio's investment in foreign securities involves risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted and redemption proceeds are paid in U.S. dollars, the Portfolio may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting on a sovereign debt that a government does not pay or bankruptcy proceeding by which all or part of the sovereign debt that a government entity has not repaid may be collected.

The foreign securities in which the Portfolio may invest may be issued by issuers located in emerging market or developing countries. Compared to the United States and other developed countries, emerging market or developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of

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securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them to any voting rights with respect to the deposited securities.

In connection with its investments in foreign securities, the Portfolio also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Hedging the Portfolio's currency risks involves the risk of mismatching the Portfolio's objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts.

Derivatives. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been

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leveraged. Although the Investment Adviser seeks to use derivatives to further the Portfolio's investment objective, there is no assurance that the use of derivatives will achieve this result.

The derivative instruments and techniques that the Portfolio may principally use include:

Futures. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Portfolio's initial investment in such contracts.

Options. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium paid by the Portfolio. If the Portfolio sells an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium received by the Portfolio. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected. The Portfolio's use of swaps may include those based on the credit of an underlying security and commonly referred to as "credit default swaps." Where the Portfolio is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default by a third party on the debt obligation. If no default occurs, the Portfolio would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit

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from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation.

Other Risks. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with its investments in stripped mortgage-backed securities, inverse floaters, commercial mortgage-backed securities, restricted securities and lower rated fixed-income securities. For more information about these risks, see the "Additional Risk Information" section.

  ADDITIONAL RISK INFORMATION

This section provides additional information relating to the risks of investing in the Portfolio.

Stripped Mortgage-Backed Securities. Investments in each class of SMBS are extremely sensitive to changes in interest rates. IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of prepayment decreases. If the Portfolio invests in SMBS and interest rates move in a manner not anticipated by Portfolio management, it is possible that the Portfolio could lose all or substantially all of its investment.

Inverse Floaters. Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

Commercial Mortgage-Backed Securities. CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

Lower Rated Fixed-Income Securities and Restricted Securities. The Portfolio's investments in lower rated fixed-income securities, otherwise known as "junk bonds," pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. Many junk bonds are issued as Rule 144A securities. Rule 144A securities could have

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the effect of increasing the level of Portfolio illiquidity to the extent a Portfolio may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolio to sell certain securities.

  PORTFOLIO MANAGEMENT

MORGAN STANLEY INVESTMENT
ADVISORS INC.

The Investment Adviser, together with its affiliated asset management companies, had approximately $395.3 billion in assets under management or supervision as of December 31, 2009.

The Fund has retained the Investment Adviser—Morgan Stanley Investment Advisors Inc.—to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 522 Fifth Avenue, New York, New York 10036.

The Portfolio is managed by members of the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Virginia Keehan, Joseph Mehlman and Jaidip Singh.

Ms. Keehan has been associated with the Investment Adviser in an investment management capacity since 2004. Mr. Mehlman has been associated with the Investment Adviser in an investment management capacity since 2002. Mr. Singh has been associated with the Investment Adviser in an investment management capacity since 1996.

All team members are responsible for the execution of the overall strategy of the Portfolio.

The Fund's Statement of Additional Information ("SAI") provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the team may change from time to time.

The Portfolio pays the Investment Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2009, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.30% of the Portfolio's average daily net assets.

A discussion regarding the Board of Trustees' approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2009.

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Shareholder Information

  PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange ("NYSE") is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

If the Investment Adviser determines that it is in the best interest of the Portfolio not to pay redemption proceeds in cash, and subject to applicable agreements with life insurance companies and other qualified investors, the Portfolio may pay a portion or all of a redemption by distributing securities held by the Portfolio. Such in-kind securities may be illiquid and difficult or impossible to sell at a time and at a price that a shareholder would like. In addition, shareholders receiving distributions in-kind may incur brokerage costs when subsequently selling shares of those securities.

  FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners are referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of Portfolio shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

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Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price-arbitrage"). Investments in certain fixed-income securities, such as junk bonds, may be adversely affected by price arbitrage trading strategies.

The Portfolio's policies with respect to valuing portfolio securities are described below in "Pricing Portfolio Shares."

The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies to monitor frequent short-term trading by contract owners. However, the Portfolio or the distributor has entered into agreements with insurance companies whereby the insurance companies are required to provide certain contract owner identification and transaction information upon the Portfolio's request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.

  PRICING PORTFOLIO SHARES

The price of Portfolio shares, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day that the NYSE is open (or, on days when the NYSE closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the NYSE is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees.

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In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to purchase or sell their shares.

To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended, the Portfolio's net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

  PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution for the Portfolio in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended. Class Y shares are subject to a distribution (12b-1) fee of 0.25% of the average daily net assets of the Class. The Plan allows Class Y shares of the Portfolio to bear distribution fees in connection with the sale and distribution of Class Y shares. It also allows the Portfolio to pay for services to Class Y shareholders. Because these fees are paid out of the assets of the Portfolio's Class Y shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

  DISTRIBUTIONS

The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns interest from fixed-income investments. These amounts are passed along to Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income and capital gains distributions, if any, are declared and paid at least once per year.

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  TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

  PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's SAI.

  ADDITIONAL INFORMATION

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated broker-dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale, distribution, marketing or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's SAI.

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Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class Y shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The ratio of expenses to average net assets listed in the tables below are based on the average net assets of the Portfolio for each of the periods listed in the tables. To the extent that the Portfolio's average net assets decrease over the Portfolio's next fiscal year, such expenses can be expected to increase because certain fixed costs will be spread over a smaller amount of assets.

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the SAI from the Fund's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

For the Year Ended December 31,	2009		2008		2007	2006	2005
Selected Per Share Data:
Net asset value beginning of period	$7.73		$9.26		$9.48	$9.52	$9.73
Net investment income(a)	0.18		0.34		0.44	0.37	0.28
Net realized and unrealized gain (loss)	0.24		(1.73)		(0.19)	0.01	(0.14)
Total from investment operations	0.42		(1.39)		0.25	0.38	0.14
Dividends to shareholders	(0.34)		(0.14)		(0.47)	(0.42)	(0.35)
Net asset value end of period	$7.81		$7.73		$9.26	$9.48	$9.52
Total Return(b)	5.56%		(15.22)%		2.80%	4.03%	1.51%
Ratios to Average Net Assets:(c)
Expenses	0.74	%(d)	0.73	%(d)	0.72%	0.72%	0.70%
Net investment income	2.36	%(d)	4.02	%(d)	4.70%	3.93%	2.92%
Rebate from Morgan Stanley affiliate	0.00	%(e)	0.01%		—	—	—
Supplemental Data:
Net assets end of period (000's)	$60,753		$63,223		$101,066	$114,818	$126,020
Portfolio turnover rate	105%		54%		49%	51%	56%

(a)  The per share amounts were computed using an average number of shares outstanding during the period.

(b)  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these additional charges, the total returns would be lower.

(c)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

(d)  The ratio reflects the rebate of certain Portfolio expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate".

(e)  Amount is less than 0.005%.

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Morgan Stanley Variable Investment Series

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's Annual and Semiannual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Portfolio. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Fund's Annual Report, Semiannual Report or Statement of Additional Information, to request information about the Portfolio or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/im.

  YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Smith Barney Financial Advisor or by visiting our Internet site.

  INFORMATION ABOUT THE FUND (including the Statement of Additional Information) can be viewed and copied at the SEC Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund and the Portfolio are available on the EDGAR Database on the SEC's Internet site at: www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS ■ APRIL 30, 2010

VARIABLE INVESTMENT SERIES

THE MONEY MARKET PORTFOLIO

Class Y

Morgan Stanley Variable Investment Series is a mutual fund comprised of 13 separate portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the Money Market Portfolio (the "Portfolio") are being offered.

Shares of the Portfolio are sold exclusively to certain life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of variable life insurance or variable annuity contracts.

This Prospectus must be accompanied by a current prospectus for the variable life insurance and/or variable annuity contract issued by your insurance company.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Contents

Portfolio Summary	INVESTMENT OBJECTIVES	1

	FEES AND EXPENSES OF THE PORTFOLIO	1

	PRINCIPAL INVESTMENT STRATEGIES	1

	PRINCIPAL RISKS	1

	PAST PERFORMANCE	2

	INVESTMENT ADVISER	2

	PURCHASE AND SALE OF PORTFOLIO SHARES	2

	TAX INFORMATION	2

	PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	2

Portfolio Details	ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENT OBJECTIVES, STRATEGIES AND RISKS	3

	PORTFOLIO MANAGEMENT	5

Shareholder Information	PURCHASES AND SALES OF PORTFOLIO SHARES	6

	FREQUENT PURCHASES AND REDEMPTIONS	6

	PRICING PORTFOLIO SHARES	6

	PLAN OF DISTRIBUTION	7

	DISTRIBUTIONS	7

	TAX CONSEQUENCES	7

	PORTFOLIO HOLDINGS INFORMATION	7

	ADDITIONAL INFORMATION	7

Financial Highlights		8

This Prospectus contains important information about the Money Market Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

Portfolio Summary

Investment Objectives

The Portfolio seeks high current income, preservation of capital and liquidity.

Fees and Expenses of the Portfolio

The table below briefly describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Portfolio. Total annual Portfolio operating expenses in the table and the Example below do not reflect the impact of any charges by your insurance company. If they did, expenses would be higher.

Annual Portfolio Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Advisory fee	0.45%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.11%
Total annual Portfolio operating expenses*	0.81%
Fee waiver and/or expense reimbursement*	0.43%
Total annual Portfolio operating expenses after fee waiver and/or expense reimbursement*	0.38%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

Expenses Over Time
1 Year	3 Years	5 Years	10 Years
$39	$122	$213	$480

*  The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., is currently waiving or reimbursing all or a portion of the Portfolio's advisory fees and/or other expenses to the extent that total expenses exceed total income on a daily basis. The fee waivers and/or expense reimbursements are expected to continue until such time as the Fund's Board of Trustees acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems such action is appropriate.

Principal Investment Strategies

The Portfolio seeks to maintain a stable net asset value of $1.00 per share by investing in high quality, short-term debt obligations. The Portfolio's money market investments may include commercial paper, corporate obligations, debt obligations of U.S. regulated banks and instruments secured by those obligations (these investments include certificates of deposit), Eurodollar certificates of deposit, certificates of deposit of savings banks and savings and loan organizations, debt obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, including securities guaranteed under the FDIC Temporary Liquidity Guarantee Program, asset-backed securities and repurchase agreements.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objectives. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, if it is unable to do so, it is possible to lose money by investing in the Portfolio. The principal risks of investing in the Portfolio include:

• Debt Obligations. Debt obligations, such as bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates.

• Asset-Backed Securities. Some asset-backed securities entail prepayment risk, which may vary depending on the type of asset. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and ecomomic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

•  Repurchase Agreements. Repurchase agreements are subject to risks associated with the possibility of default by the seller at a time when the collateral has declined in value, or insolvency of the seller, which may affect the Portfolio's right to control the collateral.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

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1

Past Performance

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class Y shares from year to year and by showing the average annual returns of the Portfolio's Class Y shares for the one and five year periods and for the life of the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower. The Portfolio's past performance does not indicate how the Portfolio will perform in the future. Updated performance information, including the Portfolio's current 7-day yield, is available online at www.morganstanley.com/im or by calling toll-free (800) 869-NEWS. For the Portfolio's current 7-day yield, you may call toll-free (800) 869-NEWS.

Annual Total Returns—Calendar Years

Best Quarter (ended March 31, 2001): 1.30%
Worst Quarter (ended June 30, 2009): 0.00%

Average Annual Total Returns For Periods Ended December 31, 2009

	Past 1 Year	Past 5 Years	Life of Portfolio (since 6/5/00)
The Money Market Portfolio	0.01%	2.74%	2.38%

Investment Adviser

Investment Adviser. Morgan Stanley Investment Advisors Inc.

Purchase and Sale of Portfolio Shares

This Prospectus offers Class Y shares of the Money Market Portfolio. The Portfolio also offers Class X shares of the Portfolio through a separate prospectus. Class X shares are subject to lower expenses. For eligibility information, contact your insurance company.

Portfolio shares will be sold at the net asset value ("NAV") next determined after we receive your redemption request.

The Portfolio offers its shares only to insurance companies separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

For more information, please refer to the "Shareholder Information—Purchases and Sales of Portfolio Shares" section of this Prospectus.

Tax Information

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Portfolio and federal income taxation of owners of variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Portfolio through an insurance company or other financial intermediary, which may be affiliated or unaffiliated with the Investment Adviser, the Investment Adviser and/or the Portfolio's distributor may pay (out of their own funds and not as an expense of the Portfolio) the intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the insurance company or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

www.morganstanley.com/im

VIS — The Money Market Portfolio
2

Portfolio Details

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

  INVESTMENT OBJECTIVES

The Portfolio seeks high current income, preservation of capital and liquidity.

  PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests in high quality, short-term debt obligations. In selecting investments, the Investment Adviser seeks to maintain the Portfolio's share price at $1.00. A mutual fund's share price remaining stable at $1.00 means that the fund would preserve the principal value of the shareholders' investments.

The Portfolio's investments include the following money market instruments:

■ Commercial paper.

■ Corporate obligations.

■ Debt obligations of U.S. regulated banks and instruments secured by those obligations. These investments include certificates of deposit.

■ Eurodollar certificates of deposit.

■ Certificates of deposit of savings banks and savings and loan associations.

■ Debt obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or its instrumentalities, including securities guaranteed under the Federal Deposit Insurance Corporation ("FDIC") Temporary Liquidity Guarantee Program.

■ Asset-backed securities.

■ Repurchase agreements, which may be viewed as a type of secured lending by the Portfolio.

The Portfolio may purchase debt obligations that have fixed, variable or floating rates of interest. The interest rates payable on variable rate or floating rate obligations may fluctuate based upon changes in market rates.

The Portfolio attempts to balance its objectives of high current income, capital preservation and liquidity by investing in securities of varying maturities and risks.

  PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objectives. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, if it is unable to do so, it is possible to lose money by investing in the Portfolio.

Principal risks of investing in the Portfolio are associated with its debt obligation investments. Debt obligations, such as bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates.

MONEY MARKET

A portfolio having the goal of selecting securities to provide current income while seeking to maintain a stable share price of $1.00.

YIELD

The Portfolio's yield reflects the actual income the Portfolio pays to you expressed as a percentage of the Portfolio share price. Because the Portfolio's income from its portfolio securities will fluctuate, the income it in turn distributes to you and the Portfolio's yield will vary.

VIS — The Money Market Portfolio
3

Under the FDIC Temporary Liquidity Guarantee Program, the FDIC guarantees the payment of principal and interest on the newly issued senior secured debt of banks, thrift institutions and certain holding companies. The FDIC guarantee of such debt is subject to the full faith and credit of the U.S. government and expires on June 30, 2012.

Asset-Backed Securities Risk. The Portfolio may invest in asset-backed securities. Some asset-backed securities entail prepayment risk, which may vary depending on the type of asset. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and a greater potential for loss when interest rates rise. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal, regulatory and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

Repurchase Agreements. Repurchase agreements are fixed-income securities in the form of agreements backed by collateral. The use of repurchase agreements involves certain risks. For example, if the selling institution defaults on its obligation to repurchase the underlying securities at a time when the value of the securities has declined, the Portfolio may incur a loss upon disposition of them. In the event of an insolvency or bankruptcy by the selling institution, the Portfolio's right to control the collateral could be affected and result in certain costs and delays. Additionally, if the proceeds from the liquidation of such collateral after an insolvency were less than the repurchase price, the Portfolio could suffer a loss. The Portfolio follows procedures that are designed to minimize such risks.

The Investment Adviser actively manages the Portfolio's assets to reduce the risk of losing any principal investment as a result of credit or interest rate risks. The Portfolio's assets are reviewed to maintain or improve creditworthiness. In addition, federal regulations require money market funds to invest only in debt obligations of high quality and short maturities, and repurchase agreements with respect to such obligations.

Any percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any Portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies.

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  PORTFOLIO MANAGEMENT

MORGAN STANLEY INVESTMENT ADVISORS INC.

The Investment Adviser, together with its affiliated asset management companies, had approximately $395.3 billion in assets under management or supervision as of December 31, 2009.

The Fund has retained the Investment Adviser — Morgan Stanley Investment Advisors Inc. — to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 522 Fifth Avenue, New York, New York 10036.

The Portfolio pays the Investment Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2009, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.45% of the Portfolio's average daily net assets.

A discussion regarding the Board of Trustees' approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2009.

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Shareholder Information

  PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange ("NYSE") is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

If the Investment Adviser determines that it is in the best interest of the Portfolio not to pay redemption proceeds in cash, and subject to applicable agreements with life insurance companies and other qualified investors, the Portfolio may pay a portion or all of a redemption by distributing securities held by the Portfolio. Such in-kind securities may be illiquid and difficult or impossible to sell at a time and at a price that a shareholder would like. In addition, shareholders receiving distributions in-kind may incur brokerage costs when subsequently selling shares of those securities.

  FREQUENT PURCHASES AND REDEMPTIONS

Because, as a money market fund, the Portfolio's principal investment strategy is to maintain a stable share price, frequent purchases and redemptions of Portfolio shares by Portfolio shareholders generally do not present risks for other shareholders of the Portfolio. Therefore, the policies and procedures regulating frequent purchases and redemptions adopted by the Fund's Board of Trustees applicable to the other portfolios of the Fund are not applicable with respect to frequent purchases and redemptions of Portfolio shares. We expect the Portfolio to be used by underlying contract owners for short-term investing. However, frequent trading by contract owners can disrupt management of the Portfolio and raise its expenses. Therefore, we may not accept any request for a purchase when we believe that it is being used as a tool for market-timing and we may bar an insurance company whose underlying contract owners trade excessively from making further purchases for an indefinite period.

  PRICING PORTFOLIO SHARES

The price of Portfolio shares, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day that the NYSE is open (or, on days when the NYSE closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the NYSE is closed.

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6

The Portfolio utilizes amortized cost in determining the value of its portfolio securities. The amortized cost valuation method involves valuing a debt obligation in reference to its acquisition cost rather than market forces.

  PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution for the Portfolio in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended. Class Y shares are subject to a distribution (12b-1) fee of 0.25% of the average daily net assets of the Class. The Plan allows Class Y shares of the Portfolio to bear distribution fees in connection with the sale and distribution of Class Y shares. It also allows the Portfolio to pay for services to Class Y shareholders. Because these fees are paid out of the assets of the Portfolio's Class Y shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

  DISTRIBUTIONS

The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns interest from fixed-income investments. These amounts are passed along to the appropriate Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

The Portfolio declares and reinvests income dividends, on each day the NYSE is open for business, to shareholders of record as of the close of business the preceding day. These distributions are distributed (or credited to your account) no later than the last business day of each month. Capital gains distributions, if any, are distributed once per calendar year. Net short-term gains may be distributed more frequently.

  TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

  PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's Statement of Additional Information ("SAI").

  ADDITIONAL INFORMATION

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated broker-dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale, distribution, marketing or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's SAI.

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Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class Y shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The ratio of expenses to average net assets listed in the tables below are based on the average net assets of the Portfolio for each of the periods listed in the tables. To the extent that the Portfolio's average net assets decrease over the Portfolio's next fiscal year, such expenses can be expected to increase because certain fixed costs will be spread over a smaller amount of assets.

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the SAI from the Fund's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

For the Year Ended December 31,	2009		2008	2007		2006	2005
Selected Per Share Data:
Net asset value beginning of period	$1.00		$1.00	$1.00		$1.00	$1.00
Net investment income(a)	0.000	(e)	0.020	0.050		0.043	0.030
Net realized and unrealized gain (loss)	—		—	—		(0.003)	—
Total from investment operations	0.000	(e)	0.020	0.050		0.040	0.030
Dividends to shareholders	0.000	(e)	(0.020)	(0.050)		(0.040)	(0.030)
Net asset value end of period	$1.00		$1.00	$1.00		$1.00	$1.00
Total Return(b)	0.01%		2.19%	4.67	%(d)	4.35%	2.53%
Ratios to Average Net Assets:(c)
Expenses	0.41	%(f)(g)	0.82%	0.80%		0.80%	0.79%
Net investment income	0.01	%(f)(g)	2.15%	4.54%		4.28%	2.49%
Supplemental Data:
Net assets end of period (000's)	$81,145		$112,113	$101,524		$102,296	$97,936
Portfolio turnover rate	N/A		N/A	N/A		N/A	N/A

(a)  The per share amounts were computed using an average number of shares outstanding during the period.

(b)  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these additional charges, the total returns would be lower.

(c)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

(d)  The Investment Adviser fully reimbursed the portfolio for losses incurred resulting from the disposal of investments. Without this reimbursement, the total return was 4.52%.

(e)  Amount is less than $0.001.

(f)  Reflects fees paid in connection with the U.S. Treasury Guarantee Program for Money Market Funds. This fee had an effect of 0.04%.

(g)  If the Portfolio had borne all of its expenses that were reimbursed or waived by the Distributor, Investment Adviser and Administrator, the annualized expense and net investment loss ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT LOSS RATIO
December 31, 2009	0.84%	(0.42)%

VIS — The Money Market Portfolio
8

Morgan Stanley Variable Investment Series

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's Annual and Semiannual Reports to Shareholders. The Fund's Statement of Additional Information also provides additional information about the Portfolio. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Fund's Annual Report, Semiannual Report or Statement of Additional Information, to request information about the Portfolio or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/im.

  YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Smith Barney Financial Advisor or by visiting our Internet site.

  INFORMATION ABOUT THE FUND (including the Statement of Additional Information) can be viewed and copied at the SEC Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund and the Portfolio are available on the EDGAR Database on the SEC's Internet site at: www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS ■ APRIL 30, 2010

VARIABLE INVESTMENT SERIES

THE S&P 500 INDEX PORTFOLIO

Class Y

Morgan Stanley Variable Investment Series is a mutual fund comprised of 13 separate portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the S&P 500 Index Portfolio (the "Portfolio") are being offered.

Shares of the Portfolio are sold exclusively to certain life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of variable life insurance or variable annuity contracts.

This Prospectus must be accompanied by a current prospectus for the variable life insurance and/or variable annuity contract issued by your insurance company.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Contents

Portfolio Summary	INVESTMENT OBJECTIVE	1

	FEES AND EXPENSES OF THE PORTFOLIO	1

	PORTFOLIO TURNOVER	1

	PRINCIPAL INVESTMENT STRATEGIES	1

	PRINCIPAL RISKS	1

	PAST PERFORMANCE	2

	INVESTMENT ADVISER	2

	PURCHASE AND SALE OF PORTFOLIO SHARES	2

	TAX INFORMATION	3

	PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	3

Portfolio Details	ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENT OBJECTIVE, STRATEGIES AND RISKS	4

	PORTFOLIO MANAGEMENT	7

Shareholder Information	PURCHASES AND SALES OF PORTFOLIO SHARES	9

	FREQUENT PURCHASES AND REDEMPTIONS	9

	PRICING PORTFOLIO SHARES	10

	PLAN OF DISTRIBUTION	11

	DISTRIBUTIONS	11

	TAX CONSEQUENCES	11

	PORTFOLIO HOLDINGS INFORMATION	11

	ADDITIONAL INFORMATION	12

Financial Highlights		13

This Prospectus contains important information about the S&P 500 Index Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

Portfolio Summary

Investment Objective

The Portfolio seeks to provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the Standard & Poor's® 500 Composite Stock Price Index ("S&P 500 Index").

Fees and Expenses of the Portfolio

The table below briefly describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Portfolio. Total annual Portfolio operating expenses in the table and the Example below do not reflect the impact of any charges by your insurance company. If they did, expenses would be higher.

Annual Portfolio Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Advisory fee	0.12%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.16%
Total annual Portfolio operating expenses	0.53%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

Expenses Over Time
1 Year	3 Years	5 Years	10 Years
$54	$170	$296	$665

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Total annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 5% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio will normally invest at least 80% of its assets in common stocks of companies included in the S&P 500 Index. The "Investment Adviser," Morgan Stanley Investment Advisors Inc., "passively" manages the Portfolio's assets by investing in stocks in approximately the same proportion as they are represented in the S&P 500 Index. For example, if the common stock of a specific company represents five percent of the S&P 500 Index, the Investment Adviser typically will invest the same percentage of the Portfolio's assets in that stock. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies representing a significant portion of the market value of all common stocks publicly traded in the United States.

The Investment Adviser seeks a correlation between the performance of the Portfolio, before expenses, and that of the S&P 500 Index of 95% or better. A figure of 100% would indicate perfect correlation.

The Portfolio may use derivative instruments. These derivative instruments will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the stocks included within that policy.

Equity securities in which the Portfolio may invest include common stock and convertible securities.

"Standard & Poor's®," "S&P®," "S&P 500®," "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Portfolio.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

• Common Stock and Other Equity Securities. In general, stock and other equity security values fluctuate, and sometimes widely fluctuate, in response to activities specific to the company as well as general market, economic and political conditions. Investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities, including credit risk and interest rate risk, and common stocks.

• Index Investing. Another risk of investing in the Portfolio arises from its operation as a "passively" managed index Portfolio. Ordinarily, the Investment Adviser will not sell the Portfolio's portfolio securities except to reflect additions or deletions of the

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stocks that comprise the S&P 500 Index, or as may be necessary to raise cash to pay Portfolio shareholders who sell Portfolio shares.

  The performance of the S&P 500 Index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs which will be borne by the Portfolio (e.g., advisory fee, transfer agency and accounting costs).

  The Portfolio's ability to correlate its performance, before expenses, with the S&P 500 Index may be affected by, among other things, changes in securities markets, the manner in which the S&P 500 Index is calculated and the timing of purchases and sales.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

Past Performance

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class Y shares from year to year and by showing how the average annual returns of the Portfolio's Class Y shares for the one and five year periods and for the life of the Portfolio compare with those of a broad measure of market performance over time. This performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower. The Portfolio's past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 869-NEWS.

Annual Total Returns—Calendar Years

Best Quarter (ended June 30, 2009): 15.74%
Worst Quarter (ended December 31, 2008): –22.11%

Average Annual Total Returns For Periods Ended December 31, 2009

	Past 1 Year	Past 5 Years	Life of Portfolio (since 6/5/00)
The S&P 500 Index Portfolio	26.06%	–0.02%	–1.58%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)[1]	26.46%	0.42%	–1.03%

(1)  The Standard & Poor's 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. It is not possible to invest directly in an index.

Investment Adviser

Investment Adviser. Morgan Stanley Investment Advisors Inc.

Portfolio Managers. The Portfolio is managed by members of the Systematic Strategies team. Information about the current members of the Systematic Strategies team jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Investment Adviser	Date Began Managing Portfolio
Hooman Yaghoobi	Executive Director	October 2007

Teimur Abasov	Executive Director	October 2007

Purchase and Sale of Portfolio Shares

This Prospectus offers Class Y shares of the S&P 500 Index Portfolio. The Portfolio also offers Class X shares of the Portfolio through a separate prospectus. Class X shares are subject to lower expenses. For eligibility information, contact your insurance company.

Portfolio shares will be sold at the net asset value ("NAV") next determined after we receive your redemption request.

The Portfolio offers its shares only to insurance companies separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

For more information, please refer to the "Shareholder Information—Purchases and Sales of Portfolio Shares" section of this Prospectus.

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Tax Information

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Portfolio and federal income taxation of owners of variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Portfolio through an insurance company or other financial intermediary, which may be affiliated or unaffiliated with the Investment Adviser, the Investment Adviser and/or the Portfolio's distributor may pay (out of their own funds and not as an expense of the Portfolio) the intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the insurance company or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

www.morganstanley.com/im

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Portfolio Details

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

  INVESTMENT OBJECTIVE

The Portfolio seeks to provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the S&P 500 Index.

  PRINCIPAL INVESTMENT STRATEGIES

TOTAL RETURN

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

The Portfolio will normally invest at least 80% of its assets in common stocks of companies included in the S&P 500 Index. The Investment Adviser "passively" manages the Portfolio's assets by investing in stocks in approximately the same proportion as they are represented in the S&P 500 Index. For example, if the common stock of a specific company represents five percent of the S&P 500 Index, the Investment Adviser typically will invest the same percentage of the Portfolio's assets in that stock. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies representing a significant portion of the market value of all common stocks publicly traded in the United States.

The Investment Adviser seeks a correlation between the performance of the Portfolio, before expenses, and that of the S&P 500 Index of 95% or better. A figure of 100% would indicate perfect correlation.

The Portfolio may use derivative instruments as discussed below. These derivative instruments will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the stocks included within that policy.

Equity securities in which the Portfolio may invest include common stock and convertible securities.

Other Investments. The Portfolio may invest in foreign companies, including those that are in emerging market or developing countries, to the extent that they are included in the S&P 500 Index. In addition, the Portfolio may invest in Standard & Poor's Depository Receipts ("SPDRs"), and may also invest in futures and swaps, which are derivative instruments. The Portfolio may also make temporary investments in money market instruments to manage cash flows into and out of the Portfolio. For more information, see the "Additional Investment Strategy Information" section.

  ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.

Foreign Securities. The Portfolio may invest in foreign securities that are included in the S&P 500 Index.

SPDRs. The Portfolio may invest up to 10% of its net assets in securities referred to as SPDRs (known as "spiders") that are designed to track the S&P 500 Index. SPDRs represent an ownership interest in the SPDR Trust, which holds a portfolio of common stocks that closely tracks the price performance and dividend yield of the S&P 500 Index. SPDRs trade on the American Stock Exchange like shares of common stock.

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Futures. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty.

* * *

The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

  PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Common Stocks and Other Equity Securities. A principal risk of investing in the Portfolio is associated with its common stock and other equity security investments. In general, stock and other equity security values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors. The prices of convertible securities are affected by changes similar to those of equity and fixed-income securities. The value of a convertible security tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security.

Index Investing. Another risk of investing in the Portfolio arises from its operation as a "passively" managed index Portfolio. As such, the adverse performance of a particular stock ordinarily will not result in the elimination of the stock from the Portfolio's portfolio. The Portfolio will remain invested in common stocks even when stock prices are generally falling. Ordinarily, the Investment Adviser will not sell the Portfolio's portfolio securities except to

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reflect additions or deletions of the stocks that comprise the S&P 500 Index, or as may be necessary to raise cash to pay Portfolio shareholders who sell Portfolio shares.

The performance of the S&P 500 Index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs which will be borne by the Portfolio (e.g., advisory fee, transfer agency and accounting costs).

The Portfolio's ability to correlate its performance, before expenses, with the S&P 500 Index may be affected by, among other things, changes in securities markets, the manner in which the S&P 500 Index is calculated and the timing of purchases and sales. The Portfolio's ability to correlate its performance to the Index also depends to some extent on the size of the Portfolio's portfolio, the size of cash flows into and out of the Portfolio and differences between how and when the Portfolio and the Index are valued. The Investment Adviser regularly monitors the correlation and, in the event the desired correlation is not achieved, the Investment Adviser will determine what additional investment changes may need to be made.

Other Risks. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in pursuing the Portfolio's investment strategies, including the Investment Adviser's ability to manage cash flows (primarily from purchases and sales, and distributions from the Portfolio's investments). The Portfolio is also subject to other risks from its other permissible investments, including risks associated with its investments in foreign securities, SPDRs, futures and swaps. For more information about these risks, see the "Additional Risk Information" section.

  ADDITIONAL RISK INFORMATION

This section provides additional information relating to the risks of investing in the Portfolio.

Foreign Securities. The Portfolio's investments in the common stocks of foreign corporations (including American Depositary Receipts) may involve risks in addition to the risks associated with domestic securities. Foreign securities are affected by changes in currency rates. Foreign securities also have risks related to political and economic developments abroad. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies.

The foreign securities in which the Portfolio may invest may be issued by issuers located in emerging market or developing countries. Compared to the United States and other developed countries, emerging market or developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these counties have been characterized by greater potential loss than securities of companies located in developed countries.

SPDRs. SPDRs, which the Portfolio may hold, have many of the same risks as direct investments in common stocks. The market value of SPDRs is expected to rise and fall as the S&P 500 Index

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rises and falls. If the Portfolio invests in SPDRs, it would, in addition to its own expenses, indirectly bear its ratable share of the SPDR's expenses.

Derivatives. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Investment Adviser seeks to use derivatives to further the Portfolio's investment objective, there is no assurance that the use of derivatives will achieve this result.

The derivative instruments and techniques that the Portfolio may principally use include:

Futures. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Portfolio's initial investment in such contracts.

Swaps. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected.

  PORTFOLIO MANAGEMENT

MORGAN STANLEY INVESTMENT ADVISORS INC.

The Investment Adviser, together with its affiliated asset management companies, had approximately $395.3 billion in assets under management or supervision as of December 31, 2009.

The Fund has retained the Investment Adviser—Morgan Stanley Investment Advisors Inc.—to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 522 Fifth Avenue, New York, New York 10036.

The Portfolio is managed by members of the Systematic Strategies team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Hooman Yaghoobi and Teimur Abasov.

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Mr. Yaghoobi has been associated with the Investment Adviser in an investment management capacity since 1995. Mr. Abasov has been associated with the Investment Adviser in an investment management capacity since March 2005.

Members of the team collaborate to manage the assets of the Portfolio and are responsible for the execution of the overall strategy of the Portfolio.

The Fund's Statement of Additional Information ("SAI") provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the team may change from time to time.

The Portfolio pays the Investment Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2009, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.12% of the Portfolio's average daily net assets.

The Investment Adviser has agreed, on a permanent basis, to assume the Portfolio's total annual operating expenses (except for brokerage and 12b-1 fees) to the extent such total annual operating expenses exceed on an annualized basis 0.40% of the average daily net assets of the Portfolio.

A discussion regarding the Board of Trustees' approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2009.

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Shareholder Information

  PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange ("NYSE") is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

If the Investment Adviser determines that it is in the best interest of the Portfolio not to pay redemption proceeds in cash, and subject to applicable agreements with life insurance companies and other qualified investors, the Portfolio may pay a portion or all of a redemption by distributing securities held by the Portfolio. Such in-kind securities may be illiquid and difficult or impossible to sell at a time and at a price that a shareholder would like. In addition, shareholders receiving distributions in-kind may incur brokerage costs when subsequently selling shares of those securities.

  FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners are referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of Portfolio shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

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Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price-arbitrage").

The Portfolio's policies with respect to valuing portfolio securities are described below in "Pricing Portfolio Shares."

The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies to monitor frequent short-term trading by contract owners. However, the Portfolio or the distributor has entered into agreements with insurance companies whereby the insurance companies are required to provide certain contract owner identification and transaction information upon the Portfolio's request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.

  PRICING PORTFOLIO SHARES

The price of Portfolio shares, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day that the NYSE is open (or, on days when the NYSE closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the NYSE is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is

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likely to have changed the value of the security. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to purchase or sell their shares.

To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended, the Portfolio's net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

  PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution for the Portfolio in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended. Class Y shares are subject to a distribution (12b-1) fee of 0.25% of the average daily net assets of the Class. The Plan allows Class Y shares of the Portfolio to bear distribution fees in connection with the sale and distribution of Class Y shares. It also allows the Portfolio to pay for services to Class Y shareholders. Because these fees are paid out of the assets of the Portfolio's Class Y shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

  DISTRIBUTIONS

The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to the Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income and capital gains distributions, if any, are declared and paid at least once per year

  TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

  PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's SAI.

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  ADDITIONAL INFORMATION

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated broker-dealers or other financial intermediaries or service providers, including insurance companies and their affiliates; in connection with the sale, distribution, marketing or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's SAI.

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Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class Y shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The ratio of expenses to average net assets listed in the tables below are based on the average net assets of the Portfolio for each of the periods listed in the tables. To the extent that the Portfolio's average net assets decrease over the Portfolio's next fiscal year, such expenses can be expected to increase because certain fixed costs will be spread over a smaller amount of assets.

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the SAI from the Portfolio's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

For the Year Ended December 31,	2009		2008		2007	2006	2005
Selected Per Share Data:
Net asset value beginning of period	$8.21		$13.36		$12.92	$11.38	$11.06
Net investment income(a)	0.16		0.20		0.20	0.17	0.15
Net realized and unrealized gain (loss)	1.93		(5.11)		0.45	1.54	0.33
Total from investment operations	2.09		(4.91)		0.65	1.71	0.48
Dividends to shareholders	(0.22)		(0.24)		(0.21)	(0.17)	(0.16)
Net asset value end of period	$10.08		$8.21		$13.36	$12.92	$11.38
Total Return(b)	26.06%		(37.27)%		5.00%	15.21%	4.43%
Ratios to Average Net Assets:(c)
Expenses	0.53	%(d)	0.55	%(d)	0.52%	0.53%	0.53%
Net investment income	1.84	%(d)	1.76	%(d)	1.46%	1.42%	1.34%
Rebate from Morgan Stanley affiliate	0.00	%(e)	0.00	%(e)	—	—	—
Supplemental Data:
Net assets end of period (000's)	$91,515		$80,115		$152,984	$176,883	$172,544
Portfolio turnover rate	5%		14%		3%	4%	5%

(a)  The per share amounts were computed using an average number of shares outstanding during the period.

(b)  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these additional charges, the total returns would be lower.

(c)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

(d)  The ratio reflects the rebate of certain Portfolio expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate".

(e)  Amount is less than 0.005%.

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Morgan Stanley Variable Investment Series

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's Annual and Semiannual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Portfolio. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Fund's Annual Report, Semiannual Report or Statement of Additional Information, to request information about the Portfolio or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/im.

  YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Smith Barney Financial Advisor or by visiting our Internet site.

  INFORMATION ABOUT THE FUND (including the Statement of Additional Information) can be viewed and copied at the SEC Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund and the Portfolio are available on the EDGAR Database on the SEC's Internet site at: www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS ■ APRIL 30, 2010

VARIABLE INVESTMENT SERIES

THE STRATEGIST PORTFOLIO

Class Y

Morgan Stanley Variable Investment Series is a mutual fund comprised of 13 separate portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the Strategist Portfolio (the "Portfolio") are being offered.

Shares of the Portfolio are sold exclusively to certain life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of variable life insurance or variable annuity contracts.

This Prospectus must be accompanied by a current prospectus for the variable life insurance and/or annuity contract issued by your insurance company.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Contents

Portfolio Summary	INVESTMENT OBJECTIVE	1

	FEES AND EXPENSES OF THE PORTFOLIO	1

	PORTFOLIO TURNOVER	1

	PRINCIPAL INVESTMENT STRATEGIES	1

	PRINCIPAL RISKS	2

	PAST PERFORMANCE	2

	INVESTMENT ADVISER	3

	PURCHASE AND SALE OF PORTFOLIO SHARES	3

	TAX INFORMATION	3

	PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	3

Portfolio Details	ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENT OBJECTIVE, STRATEGIES AND RISKS	4

	PORTFOLIO MANAGEMENT	13

Shareholder Information	PURCHASES AND SALES OF PORTFOLIO SHARES	14

	FREQUENT PURCHASES AND REDEMPTIONS	14

	PRICING PORTFOLIO SHARES	15

	PLAN OF DISTRIBUTION	16

	DISTRIBUTIONS	16

	TAX CONSEQUENCES	17

	PORTFOLIO HOLDINGS INFORMATION	17

	ADDITIONAL INFORMATION	17

Financial Highlights		18

This Prospectus contains important information about the Strategist Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

Portfolio Summary

Investment Objective

The Portfolio seeks high total investment return through a fully managed investment policy utilizing equity, fixed-income and money market securities and the writing of covered call and put options.

Fees and Expenses of the Portfolio

The table below briefly describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Portfolio. Total annual Portfolio operating expenses in the table and the Example below do not reflect the impact of any charges by your insurance company. If they did, expenses would be higher.

Annual Portfolio Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Advisory fee	0.42%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.16%
Total annual Portfolio operating expenses	0.83%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

Expenses Over Time
1 Year	3 Years	5 Years	10 Years
$85	$265	$460	$1,025

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Total annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 96% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., actively allocates the Portfolio's assets among the major asset categories of equity securities, fixed-income securities and money market instruments. The Investment Adviser allocates the Portfolio's assets based on, among other things, its assessment of the effects of economic and market trends on different sectors of the market. There is no limit as to the percentage of assets that may be allocated to any one asset class.

Within the equity sector, the Investment Adviser actively allocates funds to those economic sectors it expects to benefit from major trends and to individual stocks which it considers to have superior investment potential. Equity securities in which the Portfolio may invest include, among others, common stocks, preferred stocks, depositary receipts, convertible securities and real estate investment trusts (commonly known as "REITs"). The Portfolio may invest in equity securities listed or traded outside of the United States, including in emerging market or developing countries. The Portfolio may also use derivative instruments as discussed below.

Within the fixed-income sector of the market, the Investment Adviser seeks to maximize the return on its investments by adjusting maturities and coupon rates as well as by exploiting yield differentials among different types of investment grade bonds and below investment grade bonds (known as "junk bonds"). Fixed-income securities in which the Portfolio may invest include debt securities such as corporate bonds and notes, U.S. government securities, convertible securities, mortgage-backed securities (including collateralized mortgage obligations ("CMOs")). The Portfolio may also invest in sovereign debt securities and corporate debt securities of issuers outside the United States, including governments of and issuers in emerging market or developing countries.

The mortgage-backed securities in which the Portfolio may invest include mortgage pass-through securities which represent a participation interest in a pool of mortgage loans originated by U.S. governmental or private lenders such as banks. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets").

Within the money market sector of the market, the Investment Adviser seeks to maximize returns by exploiting spreads among short-term instruments.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The

VIS — The Strategist Portfolio

Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as options, futures, swaps and other related instruments and techniques. The Portfolio may utilize forward foreign currency exchange contracts, which are also derivatives, in connection with its investments in foreign securities.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

• Common Stock and Other Equity Securities. In general, stock and other equity security values fluctuate, and sometimes widely fluctuate, in response to activities specific to the company as well as general market, economic and political conditions. Investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities, including credit risk and interest rate risk, and common stocks.

• Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Because the Fund is not limited as to the maturities of the fixed-income securities in which it may invest, a rise in the general level of interest rates may cause the price of the Fund's portfolio securities to fall substantially. In addition, a portion of the Fund's securities may be rated below investment grade, commonly known as "junk bonds," and may have speculative risk characteristics.

• Mortgage-Backed Securities. Mortgage-backed securities entail prepayment risk, which generally increases during a period of falling interest rates. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages.

• Collateralized Mortgage Obligations. CMOs are comprised of various tranches, the expected cash flows on which have varying degrees of predictability as compared with the underlying Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Portfolio could sustain a loss.

• REITs. REITs are susceptible to risks associated with the ownership of real estate and the real estate industry in general. In addition, REITs depend on specialized management skills, may not be diversified, may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Investments in REITs may involve duplication of management fees and certain other expenses.

• Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. Hedging the Portfolio's currency risks through forward foreign currency exchange contracts involves the risk of mismatching the Portfolio's objectives under a forward foreign currency exchange contract with the value of securities denominated in a particular currency. There is additional risk that such transactions reduce or preclude the opportunity for gain and that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated.

• Derivatives. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

Past Performance

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class Y shares from year to year and by showing how the average annual returns of the Portfolio's Class Y shares for the one and five year periods and for the life of the Portfolio compare with those of a broad measure of market performance over time. This performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower. The Portfolio's past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 869-NEWS.

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2

Annual Total Returns—Calendar Years

Best Quarter (ended June 30, 2003): 12.75%
Worst Quarter (ended December 31, 2008): –13.23%

Average Annual Total Returns For Periods Ended December 31, 2009

	Past 1 Year	Past 5 Years	Life of Portfolio (since 6/5/00)
The Strategist Portfolio	19.44%	4.00%	3.25%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)[1]	26.46%	0.42%	–1.03%
Barclays Capital U.S. Government/ Credit Index (reflects no deduction for fees, expenses, or taxes)[2]	4.52%	4.71%	6.27%

(1)  The Standard & Poor's 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. It is not possible to invest directly in an index.

(2)  The Barclays Capital U.S. Government/Credit Index tracks the performance of government and corporate obligations, including U.S. government agency and Treasury securities and corporate and Yankee bonds. It is not possible to invest directly in an index.

Investment Adviser

Investment Adviser. Morgan Stanley Investment Advisors Inc.

Portfolio Managers. The Portfolio is managed by members of the Domestic Asset Allocation and the Taxable Fixed Income teams. Information about the current members of the Domestic Asset Allocation and the Taxable Fixed Income teams jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Investment Adviser	Date Began Managing Portfolio
Mark A. Bavoso	Managing Director	September 1995

W. David Armstrong	Managing Director	April 2005

Sanjay Verma	Managing Director	November 2008

Purchase and Sale of Portfolio Shares

This Prospectus offers Class Y shares of the Strategist Portfolio. The Portfolio also offers Class X shares of the Portfolio through a separate prospectus. Class X shares are subject to lower expenses. For eligibility information, contact your insurance company.

Portfolio shares will be sold at the net asset value ("NAV") next determined after we receive your redemption request.

The Portfolio offers its shares only to insurance companies separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

For more information, please refer to the "Shareholder Information—Purchases and Sales of Portfolio Shares" section of this Prospectus.

Tax Information

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Portfolio and federal income taxation of owners of variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Portfolio through an insurance company or other financial intermediary, which may be affiliated or unaffiliated with the Investment Adviser, the Investment Adviser and/or the Portfolio's distributor may pay (out of their own funds and not as an expense of the Portfolio) the intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the insurance company or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

www.morganstanley.com/im

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3

Portfolio Details

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

  INVESTMENT OBJECTIVE

The Portfolio seeks high total investment return through a fully managed investment policy utilizing equity, fixed-income and money market securities and the writing of covered call and put options.

  PRINCIPAL INVESTMENT STRATEGIES

TOTAL RETURN

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

The Investment Adviser actively allocates the Portfolio's assets among the major asset categories of equity securities (including depositary receipts), fixed-income securities and money market instruments. In determining which securities to buy, hold or sell for the Portfolio, the Investment Adviser allocates the Portfolio's assets based on, among other things, its assessment of the effects of economic and market trends on different sectors of the market. There is no limit as to the percentage of assets that may be allocated to any one asset class.

Within the equity sector, the Investment Adviser actively allocates funds to those economic sectors it expects to benefit from major trends and to individual stocks which it considers to have superior investment potential. Equity securities in which the Portfolio may invest include common stocks, preferred stocks, depositary receipts, convertible securities and REITs. The Portfolio may invest in equity securities listed or traded outside of the United States, including in emerging market or developing countries. The Portfolio may also invest in exchange-traded funds, as discussed below.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company. REITs pool investors' funds for investments primarily in real estate properties and real estate-related loans. They may also include, among other businesses, real estate developers, brokers and operating companies whose products and services are significantly related to the real estate industry such as building suppliers and mortgage lenders.

Within the fixed-income sector of the market, the Investment Adviser seeks to maximize the return on its investments by adjusting maturities and coupon rates as well as by exploiting yield differentials among different types of investment grade bonds. Fixed-income securities in which the Portfolio may invest include debt securities such as corporate bonds and notes, U.S. government securities, convertible securities and mortgage-backed securities (including CMOs). The Portfolio may also invest in debt securities issued by governments other than the United States (sovereign debt securities) as well as by corporate issuers outside the United States, including governments of and issuers in emerging market or developing countries. The Portfolio will invest no more than 30% of its net assets in fixed-income securities denominated in currencies other than the U.S. dollar. The Portfolio is not limited as to the maturities of the U.S. government securities and other debt securities in which it may invest.

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The issuer of the debt security borrows money from the investor who buys the security. Most debt securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back. The Portfolio's fixed-income investments may include zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payment until maturity. The Portfolio may invest up to 20% of its net assets in below investment grade securities.

The mortgage-backed securities in which the Portfolio may invest include mortgage pass-through securities which represent a participation interest in a pool of mortgage loans originated by U.S. governmental or private lenders such as banks. These securities may be collateralized by mortgages with fixed, variable or floating rates. They differ from conventional debt securities which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specific call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. CMOs are debt obligations collateralized by Mortgage Assets. Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a fixed or floating rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of CMO. The Portfolio may also invest in stripped mortgage-backed securities, inverse floating rate obligations ("inverse floaters") and asset-backed securities.

Within the money market sector of the market, the Investment Adviser seeks to maximize returns by exploiting spreads among short-term instruments.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as options, futures, swaps and other related instruments and techniques. The Portfolio may also use forward foreign currency exchange contracts, which are also derivatives, in connection with its investments in foreign securities.

In pursuing the Portfolio's investment objective, the Investment Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis and which trading strategies it uses. For example, the Investment Adviser in its discretion may determine to use some permitted trading strategies while not using others.

  ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.

Exchange-Traded Funds ("ETFs"). The Portfolio may invest up to 10% of its net assets in shares of various ETF's that seek to track the performance of various portions or segments of the equity and bond markets. No more than 5% of the Portfolio's net assets will be invested in any one ETF.

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Asset-Backed Securities. Asset-backed securities apply the securitization techniques used to develop mortgage-backed securities to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are pooled and securitized in pass-through structures similar to pass-through structures developed with respect to mortgage securitizations.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class).

Inverse Floaters. Inverse floating rate obligations are obligations which pay interest at rates that vary inversely with changes in market rates of interest. Because the interest rate paid to holders of such obligations is generally determined by subtracting a variable or floating rate from a predetermined amount, the interest rate paid to holders of such obligations will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases.

Defensive Investing. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with its principal investment strategies when the Investment Adviser believes it advisable to do so.

Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objective.

* * *

The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

  PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Common Stocks and Other Equity Securities. A principal risk of investing in the Portfolio is associated with its common stock and other equity investments. In general, stock and other equity security values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

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The Portfolio's investments in convertible securities may subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A portion of the Portfolio's investments in convertible securities may have speculative characteristics.

Fixed-Income Securities. Principal risks of investing in the Portfolio are associated with its fixed-income investments. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. While the Portfolio invests in investment grade bonds, certain of these securities may have speculative characteristics.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.)

The Portfolio is not limited as to the maturities of the fixed-income securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Portfolio's portfolio securities to fall substantially. Securities rated below investment grade are commonly known as "junk bonds" and may have speculative credit risk characteristics.

Mortgage-Backed Securities. Mortgage-backed securities in which the Portfolio may invest have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time, as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Portfolio to invest the proceeds at generally lower interest rates.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Adviser, could reduce the Portfolio's yield, increase the volatility of the Portfolio and/or cause a decline in net asset value. Mortgage-backed securities, especially privately issued mortgage-backed securities, are more volatile and less liquid than other traditional types of securities.

The Portfolio may invest in mortgage pass-through securities that are issued or guaranteed by the U.S. Government. These securities are either direct obligations of the U.S. Government or the issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations although the U.S. Treasury is not legally required to extend credit to the agency or instrumentality. Certain of the U.S. government securities purchased by the Portfolio are not backed by the full faith and credit of the United States and there is a risk that the U.S. Government

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7

will not provide financial support to these agencies if it is not obligated to do so by law. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

To the extent the Portfolio invests in mortgage securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Portfolio may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Collateralized Mortgage Obligations. The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Portfolio could sustain a loss.

REITs. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of a REIT's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall

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securities market. Furthermore, investments in REITs may involve duplication of management fees and certain other expenses, as the Portfolio indirectly bears its proportionate share of any expenses paid by REITs in which it invests. U.S. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). U.S. REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code.

Foreign and Emerging Market Securities. The Portfolio's investments in foreign securities involves risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted and redemption proceeds are paid in U.S. dollars, the Portfolio may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting on a sovereign debt that a government does not pay or bankruptcy proceeding by which all or part of the sovereign debt that a government entity has not repaid may be collected.

The foreign securities in which the Portfolio may invest may be issued by issuers located in emerging market or developing countries. Compared to the United States and other developed countries, emerging market or developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by issuers located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have offered greater potential loss than securities of companies located in developed countries.

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9

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them to any voting rights with respect to the deposited securities.

In connection with its investments in foreign securities, the Portfolio also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Hedging the Portfolio's currency risks involves the risk of mismatching the Portfolio's objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts.

Derivatives. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Investment Adviser seeks to use derivatives to further the Portfolio's investment objective, there is no assurance that the use of derivatives will achieve this result.

The derivative instruments and techniques that the Portfolio may principally use include:

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10

Futures. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Portfolio's initial investment in such contracts.

Options. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium paid by the Portfolio. If the Portfolio sells an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium received by the Portfolio. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected. The Portfolio's use of swaps may include those based on the credit of an underlying security and commonly referred to as "credit default swaps." Where the Portfolio is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default by a third party on the debt obligation. If no default occurs, the Portfolio would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation.

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Other Risks. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with its investments in ETFs, asset-backed securities, stripped mortgage-backed securities and inverse floaters. For more information about these risks, see the "Additional Risk Information" section.

  ADDITIONAL RISK INFORMATION

This section provides additional information relating to the risks of investing in the Portfolio.

ETFs. Shares of exchange-traded funds have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bonds rises and falls. The market value of their shares may differ from the net asset value of the particular fund. If the Portfolio invests in shares of ETFs it would, in addition to its own expenses, indirectly bear its ratable share of the ETF's expenses (e.g., advisory, administrative or 12b-1 fees). In addition, the Portfolio would have increased market exposure to those companies held in its portfolio that are also held by the ETF.

Asset-Backed Securities. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates, although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

Stripped Mortgage-Backed Securities. Investments in each class of stripped mortgage-backed securities are extremely sensitive to changes in interest rates. IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of prepayment decreases. If the Fund invests in stripped mortgage-backed securities and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment.

Inverse Floaters. Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

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  PORTFOLIO MANAGEMENT

MORGAN STANLEY INVESTMENT ADVISORS INC.

The Investment Adviser, together with its affiliated asset management companies, had approximately $395.3 billion in assets under management or supervision as of December 31, 2009.

The Fund has retained the Investment Adviser—Morgan Stanley Investment Advisors Inc.—to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 522 Fifth Avenue, New York, New York 10036.

The Portfolio is managed by members of the Domestic Asset Allocation and the Taxable Fixed Income teams. The teams consist of portfolio managers and analysts. Current members of the teams jointly and primarily responsible for the day-to-day management of the Portfolio are Mark A. Bavoso, W. David Armstrong and Sanjay Verma.

Mr. Bavoso has been associated with the Investment Adviser in an investment management capacity since 1986. Mr. Armstrong has been associated with the Investment Adviser in an investment management capacity since 1998. Mr. Verma has been associated with the Investment Adviser in an investment management capacity since April 2008. Prior to April 2008, Mr. Verma was the co-head of Rates Trading for Morgan Stanley from 2003-2008.

Mr. Bavoso is the lead manager of the Portfolio. Messrs. Armstrong and Verma are responsible for specific sectors and for the day-to-day management of the fixed-income portion of the Portfolio. All team members collaborate to manage the assets of the Portfolio.

The Fund's Statement of Additional Information ("SAI") provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the teams may change from time to time.

The Portfolio pays the Investment Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2009, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.42% of the Portfolio's average daily net assets.

A discussion regarding the Board of Trustees' approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2009.

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Shareholder Information

  PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange ("NYSE") is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

If the Investment Adviser determines that it is in the best interest of the Portfolio not to pay redemption proceeds in cash, and subject to applicable agreements with life insurance companies and other qualified investors, the Portfolio may pay a portion or all of a redemption by distributing securities held by the Portfolio. Such in-kind securities may be illiquid and difficult or impossible to sell at a time and at a price that a shareholder would like. In addition, shareholders receiving distributions in-kind may incur brokerage costs when subsequently selling shares of those securities.

  FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners are referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of Portfolio shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

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Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price-arbitrage"). Investments in certain fixed-income securities, such as high yield bonds, may be adversely affected by price arbitrage trading strategies.

The Portfolio's policies with respect to valuing portfolio securities are described below in "Pricing Portfolio Shares."

The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies to monitor frequent short-term trading by contract owners. However, the Portfolio or the distributor has entered into agreements with insurance companies whereby the insurance companies are required to provide certain contract owner identification and transaction information upon the Portfolio's request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.

  PRICING PORTFOLIO SHARES

The price of Portfolio shares, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day that the NYSE is open (or, on days when the NYSE closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the NYSE is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees.

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In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to purchase or sell their shares.

To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended, the Portfolio's net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

  PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution for the Portfolio in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended. Class Y shares are subject to a distribution (12b-1) fee of 0.25% of the average daily net assets of the Class. The Plan allows Class Y shares of the Portfolio to bear distribution fees in connection with the sale and distribution of Class Y shares. It also allows the Portfolio to pay for services to Class Y shareholders. Because these fees are paid out of the assets of the Portfolio's Class Y shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

  DISTRIBUTIONS

The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to the Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income and capital gains distributions, if any, are declared and paid at least once per year.

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  TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

  PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's SAI.

  ADDITIONAL INFORMATION

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated broker-dealers, or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale, distribution, marketing or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's SAI.

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Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class Y shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The ratio of expenses to average net assets listed in the tables below are based on the average net assets of the Portfolio for each of the periods listed in the tables. To the extent that the Portfolio's average net assets decrease over the Portfolio's next fiscal year, such expenses can be expected to increase because certain fixed costs will be spread over a smaller amount of assets.

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the SAI from the Fund's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

Year Ended December 31,	2009		2008		2007	2006	2005
Selected Per Share Data:
Net asset value beginning of period	$10.56		$15.53		$16.51	$16.03	$16.58
Net investment income(a)	0.13		0.27		0.42	0.37	0.26
Net realized and unrealized gain (loss)	1.89		(3.76)		0.92	1.86	0.96
Total from investment operations	2.02		(3.49)		1.34	2.23	1.22
Dividends to shareholders	(0.23)		(0.09)		(0.42)	(0.40)	(0.28)
Distributions to shareholders	—		(1.39)		(1.90)	(1.35)	(1.49)
Total dividends and distributions	(0.23)		(1.48)		(2.32)	(1.75)	(1.77)
Net asset value end of period	$12.35		$10.56		$15.53	$16.51	$16.03
Total Return(b)	19.44%		(24.20)%		8.37%	14.75%	8.06%
Ratios to Average Net Assets:(c)
Expenses	0.80	%(d)	0.79	%(d)	0.79%	0.80%	0.79%
Net investment income	1.16	%(d)	2.03	%(d)	2.59%	2.28%	1.59%
Rebate from Morgan Stanley affiliate	0.03%		0.02%		—	—	—
Supplemental Data:
Net assets end of period (000's)	$59,737		$53,046		$88,651	$101,878	$98,066
Portfolio turnover rate	96%		52%		34%	36%	46%

(a)  The per share amounts were computed using an average number of shares outstanding during the period.

(b)  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these additional charges, the total returns would be lower.

(c)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

(d)  The ratio reflects the rebate of certain Portfolio expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate".

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Morgan Stanley Variable Investment Series

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's Annual and Semiannual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Portfolio. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Fund's Annual Report, Semiannual Report or Statement of Additional Information, to request information about the Portfolio or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/im.

  YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Smith Barney Financial Advisor or by visiting our Internet site.

  INFORMATION ABOUT THE FUND (including the Statement of Additional Information) can be viewed and copied at the SEC Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund and the Portfolio are available on the EDGAR Database on the SEC's Internet site at: www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

STATEMENT OF ADDITIONAL INFORMATION

Morgan Stanley
Variable Investment Series

April 30, 2010

Portfolios

The Money Market Portfolio

The Limited Duration Portfolio

The Income Plus Portfolio

The High Yield Portfolio

The Global Infrastructure Portfolio

The Income Builder Portfolio

The Dividend Growth Portfolio

The Global Dividend Growth Portfolio

The European Equity Portfolio

The Capital Opportunities Portfolio

The S&P 500 Index Portfolio

The Aggressive Equity Portfolio

The Strategist Portfolio

This Statement of Additional Information ("SAI") for Morgan Stanley Variable Investment Series (the "Fund") is not a prospectus. The Class X Prospectus and the Class Y Prospectus (each dated May 1, 2010) for each portfolio listed above provide the basic information you should know before allocating your investment under your variable annuity contract or your variable life contract. Prospectuses may be obtained without charge from the Fund at its address or telephone number listed below.

The Fund's audited financial statements for the fiscal year ended December 31, 2009, including notes thereto, and the report of Deloitte & Touche LLP, are herein incorporated by reference from the Fund's Annual Report to Shareholders. A copy of the Fund's Annual Report to Shareholders must accompany the delivery of this SAI.

Morgan Stanley
Variable Investment Series
522 Fifth Avenue
New York, New York 10036
(800) 869-NEWS

TABLE OF CONTENTS
I.	Fund History	4

II.	Description of the Fund and Its Investments and Risks	4

	A. Classification	4

	B. Eligible Purchasers	4

	C. Investment Strategies and Risks	4

	D. Fund Policies/Investment Restrictions	27

	E. Disclosure of Portfolio Holdings	29

III.	Management of the Fund	33

	A. Board of Trustees	33

	B. Management Information	34

	C. Compensation	42

IV.	Control Persons and Principal Holders of Securities	43

V.	Investment Advisory and Other Services	44

	A. Investment Adviser, Sub-Adviser(s) and Administrator	44

	B. Principal Underwriter	48

	C. Services Provided by the Investment Adviser, Sub-Adviser(s) and Administrator	48

	D. Rule 12b-1 Plan	49

	E. Other Service Providers	51

	F. Fund Management	51

	G. Codes of Ethics	55

	H. Proxy Voting Policy and Proxy Voting Record	55

	I. Revenue Sharing	55

VI.	Brokerage Allocation and Other Practices	56

	A. Brokerage Transactions	56

	B. Commissions	56

	C. Brokerage Selection	58

	D. Directed Brokerage	59

	E. Regular Broker-Dealers	59

VII.	Capital Stock and Other Securities	60

VIII.	Purchase, Redemption and Pricing of Shares	62

	A. Purchase/Redemption of Shares	62

	B. Offering Price	62

IX.	Taxation of the Portfolios and Shareholders	64

X.	Underwriters	67

XI.	Performance Data	67

XII.	Financial Statements	70

XIII.	Fund Counsel	70

	Appendix A — Proxy Voting Policy and Procedures	A-1

	Appendix B — Ratings of Corporate Debt Instruments Investments	B-1

Glossary of Selected Defined Terms

The terms defined in this glossary are frequently used in this SAI (other terms used occasionally are defined in the text of the document).

"Administrator" or "Morgan Stanley Services" — Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Adviser.

"Contract" — Variable annuity contract and/or variable life insurance contract issued by the insurance company.

"Contract Owners" — Owners of a Contract.

"Custodian" — State Street Bank and Trust Company.

"Distributor" — Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

"Financial Advisors" — Morgan Stanley authorized financial services representatives.

"Fund" — Morgan Stanley Variable Investment Series, a registered open-end series investment company currently consisting of 13 Portfolios.

"Independent Trustees" — Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended ("Investment Company Act")) of the Fund.

"Investment Adviser" — Morgan Stanley Investment Advisors Inc., a wholly-owned investment adviser subsidiary of Morgan Stanley.

"Morgan Stanley & Co." — Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

"Morgan Stanley Funds" — Registered investment companies for which the Investment Adviser serves as the investment adviser and that hold themselves out to investors as related companies for investment and investor services.

"Morgan Stanley Smith Barney" — Morgan Stanley Smith Barney LLC, a majority-owned broker-dealer subsidiary of Morgan Stanley.

"Portfolio(s)" — The separate investment portfolio(s) of the Fund.

"Sub-Adviser(s)" — Morgan Stanley Investment Management Limited (only applicable to the European Equity Portfolio, the Global Dividend Growth Portfolio and the Global Infrastructure Portfolio) and Morgan Stanley Investment Management Company (only applicable to the Global Infrastructure Portfolio), each a wholly owned subsidiary of Morgan Stanley.

"Transfer Agent" — Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

"Trustees" — The Board of Trustees of the Fund.

I. FUND HISTORY

The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on February 25, 1983 under the name Dean Witter Variable Annuity Investment Series. Effective February 23, 1988, the Fund's name was changed to Dean Witter Variable Investment Series. On September 1, 1995, the name of the Managed Assets Portfolio was changed to the Strategist Portfolio. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter Variable Investment Series. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley Variable Investment Series. Effective May 1, 2002, the name of the Short-Term Bond Portfolio was changed to the Limited Duration Portfolio. Effective July 30, 2002, the name of the Competitive Edge "Best Ideas" Portfolio was changed to the Global Advantage Portfolio. Effective December 30, 2004, the name of the European Growth Portfolio was changed to the European Equity Portfolio. Effective April 29, 2005, the name of the Quality Income Plus Portfolio was changed to the Income Plus Portfolio. Effective May 1, 2008, the name of the Equity Portfolio was changed to the Capital Opportunities Portfolio. Effective November 3, 2008, the name of the Utilities Portfolio was changed to the Global Infrastructure Portfolio.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

A. Classification

The Fund is an open-end management investment company which currently offers shares of 13 separate portfolios (each a "Portfolio" and collectively, the "Portfolios"). Each Portfolio is "diversified" as defined in the Investment Company Act.

B. Eligible Purchasers

As discussed in each of the Class X and Class Y Prospectuses, shares of the Fund are sold only to particular insurance companies in connection with variable annuity and/or variable life insurance contracts they issue. It is conceivable that in the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying funds. Although neither the various insurance companies nor the Fund currently foresee any such disadvantage, the Trustees intend to monitor events in order to identify any material irreconcilable conflict between the interest of variable annuity contract owners and variable life insurance contract owners and to determine what action, if any, should be taken in response thereto.

C. Investment Strategies and Risks

The following discussion of each Portfolio's investment strategies and risks should be read with the sections of the Class X and Class Y Prospectuses titled "Principal Investment Strategies," "Principal Risks" and "Additional Information about the Portfolio's Investment Objective, Strategies and Risks." For purposes of this section, references to the Investment Adviser, when used in connection with its activities as investment adviser to the sub-advised Portfolios, include any Sub-Adviser(s) acting under the Investment Adviser's supervision, as applicable.

Convertible Securities. Each Portfolio, other than the Money Market Portfolio, may acquire through purchase securities which are convertible into common stock ("convertible securities"). In addition, each Portfolio, other than the Money Market Portfolio, may acquire convertible securities through a distribution by a security held in its portfolio. Convertible securities are generally fixed-income securities (but may include preferred stock) and generally rank senior to the common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by a Portfolio at varying price levels above their investment values and/or their conversion values in keeping with the Portfolio's investment objective(s).

With respect to each Portfolio other than the Money Market Portfolio, the Limited Duration Portfolio, the Income Builder Portfolio, the Income Plus Portfolio, the High Yield Portfolio, the S&P 500 Index Portfolio and the Strategist Portfolio, up to 5% of the Portfolio's net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as "junk bonds." Although a Portfolio selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Portfolio, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

With respect to the Income Builder Portfolio, the Portfolio's assets may be invested in synthetic convertible securities and exchangeable convertible securities. While the value of traditional convertible securities is generally based on the common stock of the issuer of that security, synthetic convertible securities are preferred stocks or debt obligations of an issuer, which are combined with an equity factor whose value is based on the value of the common stock of another issuer or a particular benchmark (which may include a foreign issuer, a basket of foreign stocks, or a company whose stock is not yet publicly traded). Unlike traditional convertible securities that are convertible only at the option of the security holder, synthetic convertible securities are often not convertible prior to maturity, at which time their value is paid in cash by the issuer. Synthetic convertible securities may be less liquid than traditional convertible securities and their price changes may be more volatile. Reduced liquidity may have an adverse impact on the Portfolio's ability to sell particular synthetic securities promptly at favorable prices and may also make it more difficult for the Portfolio to obtain market quotations based on actual trades, for purposes of valuing the Portfolio's securities. Exchangeable convertible securities offer the holder the opportunity of obtaining higher current income than would be available from a traditional equity security issued by the same company, in exchange for reduced participation or a cap on the appreciation that can be realized in the underlying common stock. Unlike traditional convertible securities, in many cases exchangeable convertible securities are convertible into the underlying common stock of the issuer automatically at maturity. Due to this mandatory conversion feature, exchangeable convertible securities may be more volatile than traditional convertible securities.

Limited Partnerships.  Each Portfolio other than the Money Market Portfolio, the Limited Duration Portfolio, the Income Plus Portfolio and the High Yield Portfolio, may purchase limited partnerships. A limited partnership interest entitles a Portfolio to participate in the investment return of the partnership's assets as defined by the agreement among the partners. As a limited partner, a Portfolio generally is not permitted to participate in the management of the partnership. However, unlike a general partner whose liability is not limited, a limited partner's liability generally is limited to the amount of its commitment to the partnership.

Derivatives. Certain Portfolios may, but are not required to, use various derivatives and related investment strategies as described below. Derivatives may be used for a variety of purposes including hedging, risk management, portfolio management or to earn income. Any or all of the investment techniques described herein may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as the use of any derivative by a Portfolio is a function of numerous variables, including market conditions. The Portfolios comply with applicable regulatory requirements when using derivatives, including the segregation of liquid assets when mandated by United States Securities and Exchange Commission ("SEC") rules or SEC staff positions. Although the Investment Adviser and/or Sub-Adviser(s) seeks to use derivatives to further a Portfolio's investment objective, no assurance can be given that the use of derivatives will achieve this result.

General Risks of Derivatives

Derivatives utilized by the Portfolios may involve the purchase and sale of derivative instruments. A derivative is a financial instrument the value of which depends upon (or derives from) the value of another asset, security, interest rate or index. Derivatives may relate to a wide variety of underlying instruments, including equity and debt securities, indexes, interest rates, currencies and other assets. Certain derivative instruments which the Portfolios may use and the risks of those instruments are described in further detail below. A Portfolio may in the future also utilize derivatives techniques, instruments and strategies that may be newly developed or permitted as a result of regulatory changes, consistent with the Portfolio's investment objective and policies. Such newly developed techniques, instruments and strategies may involve risks different than or in addition to those described herein. No assurance can be given that any derivatives strategy employed by a Portfolio will be successful.

The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the instruments underlying such derivatives. Derivatives are highly specialized instruments that require investment techniques and risk analyses different from other portfolio investments. The use of derivative instruments requires an understanding not only of the underlying instrument but also of the derivative itself. Certain risk factors generally applicable to derivative transactions are described below.

•  Derivatives are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to a Portfolio's interests. The Portfolio bears the risk that the Investment Adviser and/or Sub-Adviser(s) may incorrectly forecast future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or currency when establishing a derivatives position for the Portfolio.

•  Derivatives may be subject to pricing or "basis" risk, which exists when a derivative becomes extraordinarily expensive (or inexpensive) relative to historical prices or corresponding instruments. Under such market conditions, it may not be economically feasible to initiate a transaction or liquidate a position at an advantageous time or price.

•  Many derivatives are complex and often valued subjectively. Improper valuations can result in increased payment requirements to counterparties or a loss of value to the Portfolio.

•  Using derivatives as a hedge against a portfolio investment subjects the Portfolio to the risk that the derivative will have imperfect correlation with the portfolio investment, which could result in the Portfolio incurring substantial losses. This correlation risk may be greater in the case of derivatives based on an index or other basket of securities, as the portfolio securities being hedged may not duplicate the components of the underlying index or the basket may not be of exactly the same type of obligation as those underlying the derivative. The use of derivatives for "cross hedging" purposes (using a derivative based on one instrument as a hedge on a different instrument) may also involve greater correlation risks.

•  While using derivatives for hedging purposes can reduce the Portfolio's risk of loss, it may also limit the Portfolio's opportunity for gains or result in losses by offsetting or limiting the Portfolio's ability to participate in favorable price movements in portfolio investments.

•  Derivatives transactions for non-hedging purposes involve greater risks and may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In the event that the Portfolio enters into a derivatives transaction as an alternative to purchasing or selling the underlying instrument or in order to obtain desired exposure to an index or market, the Portfolio will be exposed to the same risks as are incurred in purchasing or selling the underlying instruments directly.

•  The use of certain derivatives transactions involves the risk of loss resulting from the insolvency or bankruptcy of the other party to the contract (the "counterparty") or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

•  Liquidity risk exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, the Portfolio may be unable to initiate a transaction or liquidate a position at an advantageous time or price.

•  Certain derivatives transactions are not entered into or traded on exchanges or in markets regulated by the Commodities Futures Trading Commission ("CFTC") or the SEC. Instead, such over-the-counter ("OTC") derivatives are entered into directly by the counterparties and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty that is approved by the Investment Adviser in accordance with guidelines established by the Board. Where no such counterparty is available, the Portfolio will be unable to enter into a desired transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case the Portfolio may be required to hold such instruments until exercise, expiration or maturity. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and as a result the Portfolio would bear greater risk of default by the counterparties to such transactions.

•  The Portfolio may be required to make physical delivery of portfolio securities underlying a derivative in order to close out a derivatives position or to sell portfolio securities at a time or price at which it may be disadvantageous to do so in order to obtain cash to close out or to maintain a derivatives position.

•  As a result of the structure of certain derivatives, adverse changes in the value of the underlying instrument can result in losses substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

•  Certain derivatives may be considered illiquid and therefore subject to the Portfolio's limitation on investments in illiquid securities.

•  Derivatives transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Many of the risks of OTC derivatives transactions are also applicable to derivatives transactions conducted outside the United States. Derivatives transactions conducted outside the United States are subject to the risk of governmental action affecting the trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions could be adversely affected by foreign political and economic factors; lesser availability of data on which to make trading decisions; delays on the Portfolio's ability to act upon economic events occurring in foreign markets; and less liquidity than U.S. markets.

•  Currency derivatives are subject to additional risks. Currency derivatives transactions may be negatively affected by government exchange controls, blockages, and manipulations. Currency exchange rates may be influenced by factors extrinsic to a country's economy. There is no systematic reporting of last sale information with respect to foreign currencies. As a result, the available information on which trading in currency derivatives will be based may not be as complete as comparable data for other transactions. Events could occur in the foreign currency market which will not be reflected in currency derivatives until the following day, making it more difficult for the Portfolio to respond to such events in a timely manner.

Options

An option is a contract that gives the holder of the option the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the seller of the option (the "option writer") the underlying security at a specified fixed price (the "exercise price") prior to a specified date (the "expiration date"). The buyer of the option pays to the option writer the option premium, which represents the purchase price of the option.

Exchange traded options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such option. OTC options are purchased from or sold to counterparties through direct bilateral agreement between the counterparties. Certain options, such as options on individual securities, are settled through physical delivery of the underlying security, whereas other options, such as index options, are settled in cash in an amount based on the value of the underlying instrument multiplied by a specified multiplier.

Writing Options.  The Portfolio may write call and put options. As the writer of a call option, the Portfolio receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price. If the option expires without being exercised the Portfolio is not required to deliver the underlying security but retains the premium received.

The Portfolios may only write call options that are "covered." A call option on a security is covered if (a) the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, such amount is maintained by the Portfolio in segregated liquid assets) upon conversion or exchange of other securities held by the Portfolio; or (b) the Portfolio has purchased a call on the underlying security, the exercise price of which is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Portfolio in segregated liquid assets.

Selling call options involves the risk that the Portfolio may be required to sell the underlying security at a disadvantageous price, below the market price of such security, at the time the option is exercised. As the writer of a covered call option, the Portfolio forgoes, during the option's life, the opportunity to profit from increases in the market value of the underlying security covering the option above the sum of the premium and the exercise price but retains the risk of loss should the price of the underlying security decline.

Certain Portfolios may write put options. As the writer of a put option, the Portfolio receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to pay the exercise price and receive delivery of the underlying security. If the option expires without being exercised, the Portfolio is not required to receive the underlying security in exchange for the exercise price but retains the option premium.

The Portfolios may only write put options that are "covered." A put option on a security is covered if (a) the Portfolio segregates liquid assets equal to the exercise price; or (b) the Portfolio has purchased a put on the same security as the put written, the exercise price of which is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Portfolio in segregated liquid assets.

Selling put options involves the risk that the Portfolio may be required to buy the underlying security at a disadvantageous price, above the market price of such security, at the time the option is exercised. While the Portfolio's potential gain in writing a covered put option is limited to the premium received plus the interest earned on the liquid assets covering the put option, the Portfolio's risks of loss is equal to the entire value of the underlying security, offset only by the amount of the premium received.

The Portfolios may close out an options position which it has written through a closing purchase transaction. The Portfolio would execute a closing purchase transaction with respect to a call option written by purchasing a call option on the same underlying security and having the same exercise price and expiration date as the call option written by the Portfolio. The Portfolio would execute a closing purchase transaction with respect to a put option written by purchasing a put option on the same underlying security and having the same exercise price and expiration date as the put option written by the Portfolio. A closing purchase transaction may or may not result in a profit to a Portfolio. The Portfolio could close out its position as an option writer only if a liquid secondary market exists for options of that series and there is no assurance that such a market will exist with respect to any particular option.

The writer of a option generally has no control over the time when the option is exercised and the option writer is required to deliver or acquire the underlying security. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option. Thus, the use of options may require the Portfolio to buy or sell portfolio securities at inopportune times or for prices other than the current market values of such securities, may limit the amount of appreciation the Portfolio can realize on an investment, or may cause the Portfolio to hold a security that it might otherwise sell.

Purchasing Options.  Certain Portfolios may purchase call and put options. As the buyer of a call option, the Portfolio pays the premium to the option writer and has the right to purchase the underlying security from the option writer at the exercise price. If the market price of the underlying security rises above the exercise price, the Portfolio could exercise the option and acquire the underlying security at a below market price, which could result in a gain to the Portfolio, minus the premium paid. As the buyer of a put option, the Portfolio pays the premium to the option writer and has the right to sell the underlying security to the option writer at the exercise price. If the market price of the underlying security declines below the exercise price, the Portfolio could exercise the option and sell the underlying security at an above market price, which could result in a gain to the Portfolio, minus the premium paid. The Portfolio may buy call and put options whether or not it holds the underlying securities.

As a buyer of a call or put option, the Portfolio may sell put or call options that it has purchased at any time prior to such option's expiration date through a closing sale transaction. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, the underlying security's dividend policy, and the time remaining until the expiration date. A closing sale transaction may or may not result in a profit to the Portfolio. The Portfolio's ability to initiate a closing sale transaction is dependent upon the liquidity of the options market and there is no assurance that such a market will exist with respect to any particular option. If the Portfolio does not exercise or sell an option prior to its expiration date, the option expires and becomes worthless.

OTC Options.  Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options generally are established through negotiation between the parties to the options contract. This type of arrangement allows the purchaser and writer greater flexibility to tailor the option to their needs. OTC options are available for a greater variety of securities or baskets of securities, and in a wider range of expiration dates and exercise prices than exchange traded options. However, unlike exchange traded options, which are issued and guaranteed by a regulated intermediary, such as the OCC, OTC options are entered into directly with the counterparty. Unless the counterparties provide for it, there is no central clearing or guaranty function for an OTC option. Therefore, OTC options are subject to the risk of default or non-performance by the counterparty. Accordingly, the Investment Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the option will be satisfied. There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. As a result, the Portfolio may be unable to enter into closing sale transactions with respect to OTC options.

Index Options.  Call and put options on indices operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on an index give the holder the right to receive, upon exercise of the option, an amount of cash determined by reference to the value of the underlying index. The underlying index may be a broad-based index or a narrower market index. Unlike options on securities, all settlements are in cash. The settlement amount, which the writer of a index option must pay to the holder of the option upon exercise, is generally equal to the difference between the fixed exercise price of the option and the value of the underlying index, multiplied by a specified multiplier. The multiplier determines the size of the investment position the option represents. Gain or loss to the Portfolio on index options transactions will depend on price movements in the underlying securities market generally or in a particular segment of the market rather than price movements of individual securities. As with other options, the Portfolio may close out its position in index options through closing purchase transactions and closing sale transactions provided that a liquid secondary market exists for such options.

Index options written by a Portfolio will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating liquid assets. The Portfolio may cover call options written on an index by owning securities whose price changes, in the opinion of the Investment Adviser and/or Sub-Adviser(s), are expected to correlate to those of the underlying index.

Foreign Currency Options.  Options on foreign currencies operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on foreign currencies give the holder the right to buy or sell foreign currency for a fixed amount in U.S. dollars. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on United States and foreign exchanges. The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar. The price of the option may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and foreign investment generally. As with other options, the Portfolio may close out its position in foreign currency options through closing purchase transactions and closing sale transactions provided that a liquid secondary market exists for such options.

Foreign currency options written by a Portfolio will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating liquid assets.

Additional Risks of Options Transactions.  The risks associated with options transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Options are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of options requires an understanding not only of the underlying instrument but also of the option itself. Options may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

•  The exercise of options written or purchased by a Portfolio could cause the Portfolio to sell portfolio securities, thus increasing the Portfolio's portfolio turnover.

•  A Portfolio pays brokerage commissions each time it writes or purchases an option or buys or sells an underlying security in connection with the exercise of an option. Such brokerage commissions could be higher relative to the commissions for direct purchases of sales of the underlying securities.

•  The Portfolio's options transactions may be limited by limitations on options positions established by the exchanges on which such options are traded.

•  The hours of trading for exchange listed options may not coincide with the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities that cannot be reflected in the options markets.

•  Index options based upon a narrower index of securities may present greater risks than options based on broad market indexes, as narrower indexes are more susceptible to rapid and extreme fluctuations as a result of changes in the values of a small number of securities.

•  The Portfolio is subject to the risk of market movements between the time that an option is exercised and the time of performance thereunder, which could increase the extent of any losses suffered by the Portfolio in connection with options transactions.

Futures Contracts

A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of a commodity at a specific price at a specific future time (the "settlement date"). Futures contracts may be based on a specified equity security (securities futures), a specified debt security or reference rate (interest rate futures), the value of a specified securities index (index futures) or the value of a foreign currency (forward contracts and currency futures). The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The buyer of a futures contract agrees to purchase the underlying instrument on the settlement date and is said to be "long" the contract. The seller of a futures contract agrees to sell the underlying instrument on the settlement date and is said to be "short" the contract. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date (such as in the case of securities futures and interest rate futures based on a specified debt security) or by payment of a cash settlement amount on the settlement date (such as in the case of futures contracts relating to interest rates, foreign currencies and broad-based securities indexes). In the case of cash settled futures contracts, the settlement amount is equal to the difference between the reference instrument's price on the last trading day of the contract and the reference instrument's price at the time the contract was entered into. Most futures contracts, particularly futures contracts requiring physical delivery, are not held until the settlement date, but instead are offset before the settlement date through the establishment of an opposite and equal futures position (buying a contract that had been sold, or selling a contract that had been purchased). All futures transactions (except currency forward contracts) are effected through a clearinghouse associated with the exchange on which the futures are traded.

The buyer and seller of a futures contract are not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the buyer and seller are required to deposit "initial margin" with a futures commodities merchant when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, the party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The process is known as "marking-to-market." Upon the closing of a futures position through the establishment of an offsetting position, a final determination of variation margin will be made and additional cash will be paid by or released to the Portfolio.

In addition, the Portfolio may be required to maintain segregated liquid assets in order to cover futures transactions. The Portfolio will segregate liquid assets in an amount equal to the difference between the market value of a futures contract entered into by the Portfolio and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such contract or as otherwise permitted by SEC rules or SEC staff positions. See "Regulatory Matters" below.

Currency Forward Contracts and Currency Futures. A foreign currency forward contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the forward contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Settlement of a foreign currency forward contract for the purchase of most currencies typically must occur at a bank based in the issuing nation. Currency futures are similar to currency forward contracts, except that they are traded on an exchange and standardized as to contract size and delivery date. Most currency futures call for payment or delivery in U.S. dollars. Unanticipated changes in currency prices may result in losses to the Portfolio and poorer overall performance for the Portfolio than if it had not entered into forward contracts. Certain Portfolios may enter into forward contracts under various circumstances. The typical use of a forward contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency, which the Portfolio is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Portfolio may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. The Investment Adviser and/or Sub-Adviser(s) also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Portfolio may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

The Portfolios will not enter into forward contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's portfolio securities.

When required by law, a Portfolio will cause its custodian bank to earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Portfolio's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the amount of the Portfolio's commitments with respect to such contracts.

The Portfolio may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code of 1986, as amended (the "Code"), requirements relating to qualification as a regulated investment company.

Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Portfolio's volatility and may involve a significant amount of risk relative to the investment of cash.

Options on Futures Contracts. Options on futures contracts are similar to options on securities except that options on futures contracts give the purchasers the right, in return for the premium paid, to assume a position in a futures contract (a long position in the case of a call option and a short position in the case of a put option) at a specified exercise price at any time prior to the expiration of the option. Upon exercise of the option, the parties will be subject to all of the risks associated with futures transactions and subject to margin requirements. As the writer of options on futures contracts, a Portfolio would also be subject to initial and variation margin requirements on the option position.

Options on futures contracts written by the Portfolio will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating liquid assets. The Portfolio may cover an option on a futures contract by purchasing or selling the underlying futures contract. In such instances the exercise of the option will serve to close out the Portfolio's futures position.

Additional Risk of Futures Transactions. The risks associated with futures contract transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Futures are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of futures requires an understanding not only of the underlying instrument but also of the futures contract itself. Futures may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

•  The risk of loss in buying and selling futures contracts can be substantial. Small price movements in the commodity underlying a futures position may result in immediate and substantial loss (or gain) to a Portfolio.

•  Buying and selling futures contracts may result in losses in excess of the amount invested in the position in the form of initial margin. In the event of adverse price movements in the underlying commodity, security, index, currency or instrument, the Portfolio would be required to make daily cash payments to maintain its required margin. The Portfolio may be required to sell portfolio securities, or make or take delivery of the underlying securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The Portfolio could lose margin payments deposited with a futures commodities merchant if the futures commodities merchant breaches its agreement with the Portfolio, becomes insolvent or declares bankruptcy.

•  Most exchanges limit the amount of fluctuation permitted in futures contract prices during any single trading day. Once the daily limit has been reached in a particular futures contract, no trades may be made on that day at prices beyond that limit. If futures contract prices were to move to the daily limit for several trading days with little or no trading, the Portfolio could be prevented from prompt liquidation of a futures position and subject to substantial losses. The daily limit governs only price movements during a single trading day and therefore does not limit the Portfolio's potential losses.

•  Index futures based upon a narrower index of securities may present greater risks than futures based on broad market indexes, as narrower indexes are more susceptible to rapid and extreme fluctuations as a result of changes in value of a small number of securities.

Swap Contracts and Related Derivative Instruments

A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). A Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. Accordingly, the Investment Adviser and/or Sub-Adviser(s) must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the swap will be satisfied.

Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments, U.S. dollar denominated payments may be exchanged for payments denominated in foreign currencies, and payments tied to the price of one security, index, reference rate, currency or other instrument may be exchanged for payments tied to the price of a different security, index, reference rate, currency or other instrument. Swap contracts are typically individually negotiated and structured to provide exposure to a variety of particular types of investments or market factors. Swap contracts can take many different forms and are known by a variety of names. To the extent consistent with a Portfolio's investment objectives and policies, the Portfolio is not limited to any particular form or variety of swap contract. the Portfolio may utilize swaps to increase or decrease its exposure to the underlying instrument, reference rate, foreign currency, market index or other asset. The Portfolio may also enter into related derivative instruments including caps, floors and collars.

A Portfolio may be required to cover swap transactions. Obligations under swap agreements entered into on a net basis are generally accrued daily and any accrued but unpaid amounts owed by the Portfolio to the swap counterparty will be covered by segregating liquid assets. If the Portfolio enters into a swap agreement on other than a net basis, the Portfolio will segregate liquid assets with a value equal to the full amount of the Portfolio's accrued obligations under the agreement.

Interest Rate Swaps, Caps, Floors and Collars. Interest rate swaps consist of an agreement between two parties to exchange their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are generally entered into on a net basis. Interest rate swaps do not involved the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of interest payments that a Portfolio is contractually obligated to make.

Certain Portfolios may also buy or sell interest rate caps, floors and collars. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a specified notional amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a specified notional amount from the party selling the interest rate floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rate of values. Caps, floors and collars may be less liquid that other types of swaps. If a Portfolio sells caps, floors and collars, it will segregate liquid assets with a value equal to the full amount, accrued daily, of the Portfolio's net obligations with respect to the caps, floors or collars.

Index Swaps. An index swap consists of an agreement between two parties in which a party exchanges a cash flow based on a notional amount of a reference index for a cash flow based on a different index or on another specified instrument or reference rate. Index swaps are generally entered into on a net basis.

Inflation Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap (with some lag on the referenced inflation index), and the other party pays a compounded fixed rate. Inflation swap agreements may be used to protect the net asset value of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index. The value of inflation swap agreements is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement.

Currency Swaps. A currency swap consists of an agreement between two parties to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them, such as exchanging a right to receive a payment in foreign currency for the right to receive U.S. dollars. Currency swap agreements may be entered into on a net basis or may involve the delivery of the entire principal value of one designated currency in exchange for the entire principal value of another designated currency. In such cases, the entire principal value of a currency swap is subject to the risk that the counterparty will default on its contractual delivery obligations.

Credit Default Swaps. A credit default swap consists of an agreement between two parties in which the "buyer" agrees to pay to the "seller" a periodic stream of payments over the term of the contract and the seller agrees to pay the buyer the par value (or other agreed-upon value) of a referenced debt obligation upon the occurrence of a credit event with respect to the issuer of the referenced debt obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or seller in a credit default swap. As the buyer in a credit default swap, the Portfolio would pay to the counterparty the periodic stream of payments. If no default occurs, the Portfolio would receive no benefit from the contract. As the seller in a credit default swap, the Portfolio would receive the stream of payments but would be subject to exposure on the notional amount of the swap, which it would be required to pay in the event of default. The Portfolio will generally segregate liquid assets to cover any potential obligation under a credit default swap sold by the Portfolio. The use of credit default swaps could result in losses to the Portfolio if the Investment Adviser and/or Sub-Adviser(s) fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

Swaptions. An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

General Risks of Swaps. The risks associated with swap transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of swaps requires an understanding not only of the underlying instrument but also of the swap contract itself. Swap transactions may be subject to the risk factors generally applicable to derivatives transactions described above, and may also be subject to certain additional risk factors, including:

•  Swap agreements are not traded on exchanges and not subject to government regulation like exchange traded derivatives. As a result, parties to a swap agreement are not protected by such government regulations as participants in transactions in derivatives traded on organized exchanges.

•  In addition to the risk of default by the counterparty, if the creditworthiness of a counterparty to a swap agreement declines, the value of the swap agreement would be likely to decline, potentially resulting in losses.

•  The swaps market is a relatively new market and is largely unregulated. It is possible that further developments in the swaps market, including potential governmental regulation, could adversely affect the Portfolio's ability to utilize swaps, terminate existing swap agreements or realize amounts to be received under such agreements.

Structured Investments

Certain Portfolios also may invest a portion of their assets in structured notes and other types of structured investments (referred to collectively as "structured products"). A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more "factors." These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. The cash flow or rate of return on a structured note may be determined by applying a multiplier to the rate of total return on the referenced factor. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the referenced factor could result in a relatively large loss in the value of a structured note.

Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Where a Portfolio's investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference factor may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference factor may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note.

Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. The Portfolio may have the right to receive payments to which it is entitled only from the structured investment, and generally does not have direct rights against the issuer. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured investment vehicles generally pay their share of the investment vehicle's administrative and other expenses.

Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that such Portfolio, at a particular point in time, may be unable to find qualified buyers for these securities.

Combined Transactions

Combined transactions involve entering into multiple derivatives transactions (such as multiple options transactions, including purchasing and writing options in combination with each other; multiple futures transactions; and combinations of options, futures, forward and swap transactions) instead of a single derivatives transaction in order to customize the risk and return characteristics of the overall position. Combined transactions typically contain elements of risk that are present in each of the component transactions. Certain Portfolios may enter into a combined transaction instead of a single derivatives transaction when, in the opinion of the Investment Adviser, it is in the best interest of the Portfolio to do so. Because combined transactions involve multiple transactions, they may result in higher transaction costs and may be more difficult to close out.

Regulatory Matters

As described herein, a Portfolio may be required to cover its potential economic exposure to certain derivatives transactions by holding an offsetting financial position and/or segregating liquid assets equal in value to the Portfolio's potential economic exposure under the transaction. The Portfolio will cover such transactions as described herein or in such other manner as may be in accordance with applicable laws and regulations. Assets used to cover derivatives transactions cannot be sold while the derivatives position is open, unless they are replaced by other appropriate assets. Segregated liquid assets and assets held in margin accounts are not otherwise available to the Portfolio for investment purposes. If a large portion of the Portfolio's assets are used to cover derivatives transactions or are otherwise segregated, it could affect portfolio management or the Portfolio's ability to meet redemption requests or other current obligations. With respect to derivatives which are cash-settled (i.e., have no physical delivery requirement), the Portfolio is permitted to set aside liquid assets in an amount equal to the Portfolio's daily marked-to-market net obligations (i.e., the Portfolio's daily net liability) under the derivative, if any, rather than the derivative's full notional value or the market value of the instrument underlying the derivative, as applicable. By setting aside assets equal to only its net obligations under cash-settled derivatives, the Portfolio will have the ability to employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full notional amount of the derivative or the market value of the underlying instrument, as applicable.

Each of the exchanges and other trading facilitates on which options are traded has established limitations on the maximum number of put or call options on a given underlying security that may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on different exchanges or through one or more brokers. These position limits may restrict the number of listed options which a Portfolio may write. Option positions of all investment companies advised by the Investment Adviser and/or Sub-Adviser(s) are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in excess of these limits and may impose certain other sanctions or restrictions.

The Portfolios' use of derivatives may be limited by the requirements of the Code, for qualification as a regulated investment company for U.S. federal income tax purposes.

The CFTC eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Portfolios, the Investment Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA"). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which the Portfolios may engage in non-hedging transactions involving futures and options thereon except as set forth in the Portfolios' Prospectus or SAI. There is no overall limitation on the percentage of the Portfolios' net assets which may be subject to a hedge position.

Collateralized Mortgage Obligations ("CMOs"). Certain Portfolios may invest in collateralized mortgage obligations ("CMOs"), which are mortgage-backed securities that are collateralized by mortgage loans or mortgage pass-through securities, and multi-class pass-through securities, which are equity interests in a trust composed of mortgage loans or other mortgage backed securities. Unless the context indicates otherwise, the discussion of CMOs below also applies to multi-class pass through securities.

CMOs may be issued by governmental or government-related entities or by private entities, such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market traders. CMOs are issued in multiple classes, often referred to as "tranches," with each tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds.

The principal and interest on the underlying collateral may be allocated among the several tranches of a CMO in innumerable ways. In a common CMO structure, the tranches are retired sequentially in the order of their respective stated maturities or final distribution dates (as opposed to the pro-rata return of principal found in traditional pass-through obligations). The fastest-pay tranches would initially receive all principal payments. When those tranches are retired, the next tranches in the sequence receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives and risk characteristics.

The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates and will affect the yield and price of CMOs. In addition, the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Portfolio could sustain a loss. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other types of mortgage securities. As a result, it may be difficult or impossible to sell the securities at an advantageous time or price.

New types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these newer structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

CMOs may include real estate investment conduits ("REMICs"). REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property.

The Portfolios may invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one tranche. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each tranche which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds are a form of parallel pay CMO, with the required principal payment on such securities having the highest priority after interest has been paid to all classes. PAC Bonds generally require payments of a specified amount of principal on each payment date.

Stripped Mortgage-Backed Securities. Certain Portfolios may invest in stripped mortgage-backed securities ("SMBS") An SMBS is a derivative multi-class mortgage security. SMBS usually are structured with two classes that receive different proportions of the interest and principal distribution on a pool of mortgage assets. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield of POs could be materially adversely affected. The market values of IOs and POs are subject to greater risk of fluctuation in response to changes in market rates of interest than many other types of government securities. To the extent the Portfolio invests in IOs and POs, this increases the risk of fluctuations in the net asset value of the Portfolio.

Inverse Floaters. Certain Portfolios may invest in inverse floaters. An inverse floater has a coupon rate that moves in the direction opposite to that of a designated interest rate index. Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater, while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

Asset-Backed Securities. Certain Portfolios may invest in asset-backed securities. Asset-backed securities utilize the securitization techniques used to develop mortgage-backed securities. These techniques are also applied to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures. These types of securities are known as asset-backed securities. The Portfolio may invest in any type of asset-backed security. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal, regulatory and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

Commercial Mortgage-Backed Securities ("CMBS") CMBS are generally multi-class or passthrough securities issued by special purpose entities that represent an undivided interest in a portfolio of mortgage loans backed by commercial properties, including, but not limited to, industrial and warehouse properties, office buildings, retail space and shopping malls, hotels, healthcare facilities, multifamily properties and cooperative apartments. Private lenders, such as banks or insurance companies, originate these loans and then sell the loans directly into a CMBS trust or other entity. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of this property. An extension of the final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in a lower yield for discount bonds and a higher yield for premium bonds. Unlike most single family residential mortgages, commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and, in some cases, there may be prohibitions on principal prepayments for several years following origination.

CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g. significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

Money Market Securities. In addition to the short-term fixed-income securities in which the Portfolios may otherwise invest, the Portfolios may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bankers' acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. (This section does not apply to the Money Market Portfolio, whose money market instruments are described in its Prospectus.) Such securities are limited to:

U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

Bank Obligations. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $250,000 principal amount per certificate (a temporary increase from $100,000, which is due to expire on December 31, 2013), and to 10% or less of a Portfolio's total assets in all such obligations and in all illiquid assets, in the aggregate;

Commercial Paper. Commercial paper rated within the two highest grades by S&P or by Moody's or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and

Repurchase Agreements. The Portfolios may invest in repurchase agreements. These agreements, which may be viewed as a type of secured lending by the Portfolios, typically involve the acquisition by the Portfolios of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer, coupled with an agreement that the institution will repurchase the underlying security, at a specified price and at a fixed time in the future (or on demand). The underlying securities, which serve as collateral for the agreement, will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. The Portfolios will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Portfolios to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Portfolios follow procedures approved by the Trustees that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Adviser. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price including any accrued interest earned on the repurchase agreement or the daily amortization of the difference between the acquisition price and the resale price specified in the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Portfolios will seek to liquidate such collateral. However, the exercising of the Portfolios' right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Portfolios could suffer a loss. The Money Market Portfolio may invest in repurchase agreements backed by non-governmental collateral. Such collateral will be, at the time the repurchase agreement is entered into, rated investment grade. A Portfolio will not invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Portfolio, amounts to more than 10% of its total assets in the Money Market Portfolio, and 15% of its net assets in the case of each of the other Portfolios. The Portfolios' investments in repurchase agreements may at times be substantial when, in the view of the Portfolios' Investment Adviser, liquidity or other conditions warrant.

Zero Coupon Securities. A portion of the fixed-income securities purchased by the Portfolios may be "zero coupon" securities. These are debt securities which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such stripped debt obligations and coupons. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price).

The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as a Portfolio) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Portfolio receives no interest payments in cash on the security during the year.

Reverse Repurchase Agreements and Dollar Rolls. Each of the Limited Duration Portfolio, the Income Plus Portfolio and the European Equity Portfolio may use reverse repurchase agreements for purposes of meeting redemptions or as part of its investment strategy. The Limited Duration Portfolio may also use dollar rolls as part of its investment strategy.

Reverse repurchase agreements involve sales by a Portfolio of assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements involve the risk that the market value of the securities a Portfolio is obligated to purchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

Dollar rolls involve a Portfolio selling securities for delivery in the current month and simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, a Portfolio will forgo principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls are speculative techniques involving leverage and are considered borrowings by a Portfolio. With respect to each of the Income Plus Portfolio and the European Equity Portfolio, reverse repurchase agreements may not exceed 10% of those Portfolio's total assets.

Real Estate Investment Trusts ("REITs") and foreign real estate companies. Each of the Global Infrastructure Portfolio, the Income Builder Portfolio, the Dividend Growth Portfolio, the Global Dividend Growth Portfolio, the Capital Opportunities Portfolio, the European Equity Portfolio, the Aggressive Equity Portfolio and the Strategist Portfolio may invest in REITs and foreign real estate companies, which are similar to entities organized and operated as REITs in the United States. REITs and foreign real estate companies pool investors' funds for investment primarily in real estate properties or real estate-related loans. REITs and foreign real estate companies generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs and/or foreign real estate companies. REITs and foreign real estate companies are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs and foreign real estate companies depend upon specialized management skills, may not be diversified (which may increase the volatility of a REIT's and/or a foreign real estate company's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. Furthermore, investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses, as a Portfolio indirectly bears its proportionate share of any expenses paid by REITs and foreign real estate companies in which it invests. U.S. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). U.S. REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code.

Loans of Portfolio Securities. Each Portfolio may lend its portfolio securities to brokers, dealers, banks and other institutional investors. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of a Portfolio. The Portfolios employ an agent to implement the securities lending program and the agent receives a fee from the Portfolio for its services. No Portfolio will lend more than 33 1/3% of the value of its total assets.

Each Portfolio may lend its portfolio securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Portfolio collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks-to-market" on a daily basis); (iii) the loan be made subject to termination by the Portfolio at any time; and (iv) the Portfolio receives a reasonable return on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. In addition, voting rights may pass with the loaned securities, but a Portfolio will retain the right to call any security in anticipation of a vote that its Investment Adviser deems material to the security on loan.

There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities. However, loans will be made only to borrowers deemed by the Investment Adviser to be creditworthy and when, in the judgment of the Investment Adviser, the income which can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Trustees. A Portfolio also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

When-Issued and Delayed Delivery Securities and Forward Commitments. From time to time, each Portfolio, other than the S&P 500 Index Portfolio, may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While a Portfolio will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Portfolio may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

At the time a Portfolio makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of a Portfolio's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. A Portfolio will also establish a segregated account on the Portfolio's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

When, As and If Issued Securities. Each Portfolio, other than the Money Market Portfolio and the S&P 500 Index Portfolio, may purchase securities on a "when, as and if issued" basis, under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in a Portfolio until the Investment Adviser determines that issuance of the security is probable. At that time, the Portfolio will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Portfolio will also establish a segregated account on the Portfolio's books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

An increase in the percentage of the Portfolio assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. A Portfolio may also sell securities on a "when, as and if issued" basis, provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Portfolio at the time of sale.

Private Placements and Restricted Securities. As a non-fundamental policy, which may be changed by the Trustees, the Money Market Portfolio may invest up to 10% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable; each of the Income Builder Portfolio, the Income Plus Portfolio, the Dividend Growth Portfolio, the Capital Opportunities Portfolio, the European Equity Portfolio, the Strategist Portfolio, the Global Infrastructure Portfolio, the Limited Duration Portfolio, the Aggressive Equity Portfolio, the High Yield Portfolio and the Global Dividend Growth Portfolio may invest up to 15% of its net assets in such restricted securities. (With respect to these Portfolios, securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent a Portfolio from disposing of them promptly at reasonable prices. A Portfolio may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

Rule 144A permits the above-listed Portfolios to sell restricted securities to qualified institutional buyers without limitation. The Investment Adviser, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by a Portfolio. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed, as to the Money Market Portfolio, 10% of the Portfolio's net assets and, as to each of the other Portfolios listed above, 15% of the Portfolio's net assets, as more fully described under "Fund Policies/Investment Restrictions" below. However, investing in Rule 144A securities could have the effect of increasing the level of Portfolio illiquidity to the extent a Portfolio, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

Private Investments in Public Equity. Each Portfolio other than the Money Market Portfolio, the Limited Duration Portfolio, the Income Plus Portfolio and the High Yield Portfolio, may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class ("private investments in public equity" or "PIPES"). Shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPES are restricted as to resale and a Portfolio cannot freely trade the securities. Generally such restrictions cause the PIPES to be illiquid during this time. PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Warrants and Subscription Rights. Each Portfolio, other than the Money Market Portfolio and the Income Plus Portfolio, may acquire warrants and subscription rights attached to other securities. In addition, each of the Income Builder Portfolio, the Dividend Growth Portfolio, the Global Dividend Growth Portfolio, the European Equity Portfolio, the Capital Opportunities Portfolio and the Strategist Portfolio may invest up to 5% of its assets in warrants not attached to other securities, with a limit of up to 2% of its total assets in warrants that are not listed on the New York Stock Exchange, Inc. ("NYSE") or other exchange. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.

A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.

Public Bank Loans. The Income Plus Portfolio and the High Yield Portfolio may invest in public loans made by banks or other financial institutions, which may be rated investment grade (Baa or higher by Moody's, or BBB or higher by S&P) or below investment grade (below Baa by Moody's or below BBB by S&P). Public bank loans are privately negotiated loans for which information about the issuer has been made publicly available. However, public bank loans are not registered under the Securities Act and are not publicly traded. They usually are second lien loans normally lower in priority of payment to senior loans, but have seniority in a company's capital structure to other claims, such as subordinated corporate bonds or publicly-issued equity so that in the event of bankruptcy or liquidation, the company is required to pay down these second lien loans prior to such other lower-ranked claims on their assets. Bank loans normally pay floating rates that reset frequently, and as a result, protect investors from increases in interest rates.

Bank loans generally are negotiated between a borrower and several financial institutional lenders represented by one or more lenders acting as agent of all the lenders. The agent is responsible for negotiating the loan agreement that establishes the terms and conditions of the loan and the rights of the borrower and the lenders, monitoring any collateral, and collecting principal and interest on the loan. By investing in a loan, a Portfolio becomes a member of a syndicate of lenders. Certain bank loans are illiquid, meaning that a Portfolio may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. To the extent a bank loan has been deemed illiquid, it will be subject to each of a Portfolio's restrictions on investment in illiquid securities. The secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Bank loans are subject to the risk of default. Default in the payment of interest or principal on a loan will result in a reduction of income to a Portfolio, a reduction in the value of the loan, and a potential decrease in the Portfolio's net asset value. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. Bank loans are subject to the risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments. As discussed above, however, because bank loans reside higher in the capital structure than high yield bonds, default losses have been historically lower in the bank loan market. Bank loans that are rated below investment grade share the same risks of other below investment grade securities.

Foreign Investment. Each Portfolio, except for the Money Market Portfolio, may invest in foreign securities. Investing in foreign securities involves certain special considerations which are not typically associated with investments in the securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic development which could affect U.S. investments in those countries. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Although the Investment Adviser endeavors to achieve the most favorable execution costs in portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

Investments in securities of foreign issuers may be denominated in foreign currencies. Accordingly, the value of each Portfolio's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. A Portfolio may incur costs in connection with conversions between various currencies.

Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

The Investment Adviser may consider an issuer to be from a particular country (including the United States) or geographic region if (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in that country or geographic region. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country or geographic region.

Emerging Market Securities. Each Portfolio, except for the Money Market Portfolio, may invest in emerging market securities. An emerging market security is one issued by a foreign government or private issuer that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market or developing country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in emerging markets or (iii) it is organized under the laws of, or has a principal office in, an emerging market or developing country. Based on these criteria it is possible for a security to be considered issued by an issuer in more than one country. Therefore, it is possible for the securities of any issuer that has one or more of these characteristics in connection with any emerging market or developing country not to be considered an emerging market security if it has one or more of these characteristics in connection with a developed country.

Emerging market describes any country which is generally considered to be an emerging or developing country by major organizations in the international financial community, such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

The economies of individual emerging market or developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures. These economies also have been, and may continue to be, adversely effected by economic conditions in the countries with which they trade.

Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market or developing countries, and the extent of foreign investment in certain fixed-income securities and domestic companies may be subject to limitation in other emerging market or developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market or developing countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market or developing countries. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Investment in emerging market or developing countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that a Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. Emerging market or developing countries also pose the risk of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic development (including war) that could affect adversely the economies of such countries or the value of a Portfolio's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

Investments in emerging markets may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Sovereign Debt. Debt obligations known as "sovereign debt" are obligations of governmental issuers in emerging market countries and industrialized countries. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations.

A governmental entity's willingness or ability to repay principal and pay interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government's dependence on expected disbursements from third parties, the government's policy toward the International Monetary Fund and the political constraints to which a government may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor's implementation of economic reforms or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the government debtor, which may further impair such debtor's ability or willingness to timely service its debts. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements. The issuers of the government debt securities in which a Portfolio may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. There can be no assurance that the Brady Bonds and other foreign government debt securities in which a Portfolio may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Portfolio's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Depositary Receipts. Each Portfolio, except the Money Market Portfolio, may invest in depositary receipts. Depositary receipts represent an ownership interest in securities of foreign companies (an "underlying issuer") that are deposited with a depositary. Depositary receipts are not necessarily denominated in the same currency as the underlying securities. Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be "sponsored" or "unsponsored." Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of a Portfolio's investment policies, the Portfolio's investments in Depositary Receipts will be deemed to be an investment in the underlying securities, except that ADRs may be deemed to be issued by a U.S. issuer.

Investment Company Securities. Investment company securities are securities of other open-end, closed-end and unregistered investment companies, including foreign investment companies and exchange-traded funds. Each Portfolio may invest in investment company securities as may be permitted by (i) the Investment Company Act, as amended from time to time; (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time; or (iii) an exemption or other relief applicable to the Portfolio from provisions of the Investment Company Act, as amended from time to time. The Investment Company Act generally prohibits an investment company from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of a Portfolio's total assets in any one investment company, and no more than 10% in any combination of investment companies. Each Portfolio may invest in investment company securities of investment companies managed by the Investment Adviser or its affiliates to the extent permitted under the Investment Company Act or as otherwise authorized by the SEC. To the extent a Portfolio invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company's portfolio securities, and a shareholder in the Portfolio will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly the expenses of the purchased investment company.

To the extent permitted by applicable law, the Portfolios may invest all or some of its short term cash investments in any money market fund advised or managed by the Investment Adviser or its affiliates. In connection with any such investments, a Portfolio, to the extent permitted by the Investment Company Act, will pay its share of all expenses (other than advisory and administrative fees) of a money market fund in which it invests which may result in the Portfolio bearing some additional expenses.

Exchange Traded Funds ("ETFs").  Each Portfolio may invest in shares of various ETFs, including exchange-traded index and bond funds. Exchange-traded index funds seek to track the performance of various securities indices. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bond rises and falls. The market value of their shares may differ from the net asset value of the particular fund. As a shareholder in an ETF (as with other investment companies), each Portfolio would bear its ratable share of that entity's expenses. At the same time, each Portfolio would continue to pay its own investment management fees and other expenses. As a result, each Portfolio and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs. Further, certain of the ETFs in which the Strategist Portfolio may invest are leveraged. The more the Portfolio invests in such leveraged EFTs, the more this leverage will magnify any losses on those investments.

Borrowing. In seeking to increase income, the Income Plus Portfolio may borrow to purchase securities. Such borrowing may not exceed 25% of the Portfolio's assets. Each Portfolio, except for the Income Plus Portfolio, has an operating policy, which may be changed by the Fund's Board of Trustees, not to borrow except from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed). Should the Board of Trustees remove this operating policy, the Portfolios would be permitted to borrow money from banks in accordance with the Investment Company Act or the rules and regulations promulgated by the SEC thereunder. Currently, the Investment Company Act permits a fund to borrow money from banks in an amount up to 33 1/3% of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding). The Portfolios may also borrow an additional 5% of their total assets without regard to the foregoing limitation for temporary purposes such as clearance of portfolio transactions. The Portfolios will only borrow when the Investment Adviser believes that such borrowings will benefit the Portfolios after taking into account considerations such as interest income and possible gains or losses upon liquidation. The Portfolios will maintain asset coverage in accordance with the Investment Company Act.

Borrowing by a Portfolio creates an opportunity for increased net income but, at the same time, creates special risks. For example, leveraging may exaggerate changes in and increase the volatility of the net asset value of Portfolio shares. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's portfolio securities. The use of leverage also may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to maintain asset coverage.

In general, a Portfolio may not issue any class of senior security, except that the Portfolio may (i) borrow from banks, provided that immediately following any such borrowing there is an asset coverage of at least 300% for all Portfolio borrowings and in the event such asset coverage falls below 300% the Portfolio will within three days or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%, and (ii) engage in trading practices which could be deemed to involve the issuance of a senior security, including but not limited to options, futures, forward contracts and reverse repurchase agreements, provided that the Portfolio earmarks or segregates liquid assets in accordance with applicable SEC regulations and interpretations.

Additional Information Concerning the Global Infrastructure Portfolio and the European Equity Portfolio:

Contracts for Difference ("CFDs"). The Portfolio may purchase CFDs. A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument's value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. A CFD is usually terminated at the buyer's initiative. The seller of the CFD will simply match the exposure of the underlying instrument in the open market and the parties will exchange whatever payment is due.

As is the case with owning any financial instrument, there is the risk of loss associated with buying a CFD. For example, if a Portfolio buys a long CFD and the underlying security is worth less at the end of the contract, the Portfolio would be required to make a payment to the seller and would suffer a loss. Also, there may be liquidity risk if the underlying instrument is illiquid because the liquidity of a CFD is based on the liquidity of the underlying instrument. A further risk is that adverse movements in the underlying security will require the buyer to post additional margin. CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract, and of the Portfolio's shares, may be reduced.

To the extent that there is an imperfect correlation between the return on a Portfolio's obligation to its counterparty under the CFDs and the return on related assets in its portfolio, the CFD transaction may increase the Portfolio's financial risk. A Portfolio will not enter into a CFD transaction that is inconsistent with its investment objective, policies and strategies.

Additional Information Concerning the Limited Duration Portfolio. The Limited Duration Portfolio's investments in preferred stocks are limited to those rated in one of the four highest categories by a nationally recognized statistical rating organization ("NRSRO"), including Moody's, S&P, and Fitch Ratings. Investments in securities rated within the four highest rating categories by a NRSRO are considered "investment grade." However, such securities rated within the fourth highest rating category by a NRSRO may have speculative characteristics and, therefore, changes in economic conditions or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings.

Additional Information Concerning the S&P 500 Index Portfolio. The S&P 500 Index Portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of shares of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500® Index to track general stock market performance. S&P's only relationship to the S&P 500 Index Portfolio is the licensing of certain trademarks and trade names of S&P and of the S&P 500® Index which is determined, composed and calculated by S&P without regard to the Portfolio. S&P has no obligation to take the needs of the Portfolio or the owners of shares of the Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of shares of the Portfolio or in the determination or calculation of the equation by which shares of the Portfolio are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

S&P does not guarantee the accuracy or the completeness of the S&P 500® Index or any data included therein, and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the S&P 500 Index Portfolio, owners of shares of the Portfolio, or any other person or entity from the use of the S&P 500® Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500® Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
D. Fund Policies/Investment Restrictions

The investment restrictions listed below have been adopted by the Fund as fundamental policies of the Portfolios except as otherwise indicated. Under the Investment Company Act, a fundamental policy of a Portfolio may not be changed without the vote of a majority of the outstanding voting securities of the Portfolio. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares of a Portfolio present at a meeting of Fund shareholders, if the holders of 50% of the outstanding shares of the Portfolio are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Portfolio. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment, and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from a portfolio, except in the case of borrowing and investments in illiquid securities.

Investment Objectives

The investment objective of each Portfolio is a fundamental policy which may not be changed without the approval of the shareholders of that Portfolio.

Restrictions Applicable to All Portfolios

Each Portfolio will not:

1. Invest in a manner inconsistent with its classification as a "diversified company" as provided by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the Investment Company Act, as amended from time to time.

2. Concentrate its investments in any particular industry, but if deemed appropriate for attainment of its investment objective, a Portfolio may invest up to 25% of its total assets (valued at the time of investment) in any one industry classification used by that Portfolio for investment purposes. The restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, or, in the case of the Money Market Portfolio, to domestic bank obligations (not including obligations issued by foreign branches of such banks). This restriction does not apply, in the case of the Global Infrastructure Portfolio, to the utilities industry in which industry the Portfolio will concentrate.

3. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Portfolio from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the Investment Company Act, as amended from time to time.

4. Borrow money, except the Portfolio may borrow money to the extent permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the Investment Company Act, as amended from time to time.

5. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Portfolio may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provision of the Investment Company Act, as amended from time to time.

6. Purchase or sell real estate; however, the Portfolio may purchase marketable securities of issuers which engage in real estate operations or which invest in real estate or interests therein, including real estate investment trusts and securities which are secured by real estate or interests therein.

7. Engage in the underwriting of securities, except insofar as the Portfolio may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

8. Issue senior securities, except a Portfolio may issue senior securities to the extent permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the Investment Company Act, as amended from time to time.

Restrictions Applicable to the Capital Opportunities Portfolio Only

The Capital Opportunities Portfolio will not:

1. Purchase non-convertible corporate bonds unless rated at the time of purchase Aa or better by Moody's or AA or better by S&P, or purchase commercial paper unless issued by a U.S. corporation and rated at the time of purchase Prime-1 by Moody's or A-1 by S&P, although it may continue to hold a security if its quality rating is reduced by a rating service below those specified.

Non-Fundamental Restrictions

In addition, as non-fundamental policies, which can be changed with Board approval and without a shareholder vote:

1. Each Portfolio may not invest its assets in the securities of any investment company except as may be permitted by (i) the Investment Company Act, as amended from time to time; (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time; or (iii) an exemption or other relief applicable to the Portfolio from provisions of the Investment Company Act, as amended from time to time.

2. Each of the Dividend Growth Portfolio, the Capital Opportunities Portfolio, the European Equity Portfolio, the Income Plus Portfolio, the Strategist Portfolio and the Global Infrastructure Portfolio may not

invest more than 15% (10% with respect to the Money Market Portfolio) of its net assets or such other amount as may be permitted by SEC guidelines in illiquid securities, including restricted securities that have been deemed illiquid.

3. Each of the Capital Opportunities Portfolio and the Money Market Portfolio may not write, purchase or sell puts, calls or combinations, thereof.

Each Portfolio, except for the Income Plus Portfolio, has an operating policy, which may be changed by the Fund's Board of Trustees, not to borrow except from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

Portfolio Turnover

For the fiscal years ended December 31, 2008 and 2009, the Global Infrastructure Portfolio's portfolio turnover rates were 76% and 280%, respectively. The variation in turnover rates reflects portfolio management transition during the fiscal year ended December 31, 2009. Due to this transition, portfolio turnover increased in the most recent period relative to the prior period.

E. Disclosure of Portfolio Holdings

The Fund's Board of Trustees and the Investment Adviser have adopted policies and procedures regarding disclosure of portfolio holdings (the "Policy"). Pursuant to the Policy, the Investment Adviser may disclose information concerning Fund portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Fund's and the Investment Adviser's fiduciary duties to Fund shareholders. The Investment Adviser may not receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Fund. Consideration includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Investment Adviser or by any affiliated person of the Investment Adviser. Non-public information concerning portfolio holdings may be divulged to third parties only when the Fund has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality. Under no circumstances shall current or prospective Fund shareholders receive non-public portfolio holdings information, except as described below.

The Fund makes available on its public website the top 10 (or top 15) portfolio holdings quarterly with a minimum 15 business day lag (except for the Money Market Portfolio).

The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its semiannual and annual reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

All other portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is non-public information for purposes of the Policy.

The Fund may make selective disclosure of non-public portfolio holdings. Third parties eligible to receive such disclosures currently include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers, provided that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information. Non-public portfolio holdings information may not be disclosed to a third party unless and until the arrangement has been reviewed and approved pursuant to the requirements set forth in the Policy. Subject to the terms and conditions of any agreement between the Investment Adviser or the Fund and the third party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply (unless otherwise indicated below).

The Investment Adviser may provide interest lists to broker-dealers who execute securities transactions for the Fund without entering into a non-disclosure agreement with the broker-dealers, provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the CUSIP numbers and/or ticker symbols of securities held in all registered management investment companies advised by the Investment Adviser or any affiliate of the Investment Adviser (the "MSIM Funds") on an aggregate, rather than a fund-by-fund basis; (2) the interest list must not contain information about the number or value of shares owned by a specified MSIM Fund; (3) the interest list may identify the investment strategy, but not the particular MSIM Funds, to which the list relates; and (4) the interest list may not identify the portfolio manager or team members responsible for managing the MSIM Funds.

Fund shareholders may elect in some circumstances to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. Under such circumstances, Fund shareholders may receive a complete listing of the holdings of the Fund up to seven calendar days prior to making the redemption request provided that they represent orally or in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.

The Fund may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Additionally, any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

The Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

The Investment Adviser and/or the Fund have entered into ongoing arrangements to make available public and/or non-public information about the Fund's portfolio securities. Provided that the recipient of the information falls into one or more of the categories listed below, and the recipient has entered into a non-disclosure agreement with the Fund, or owes a duty of trust or confidence to the Investment Adviser or the Fund, the recipient may receive portfolio holdings information pursuant to such agreement without obtaining pre-approval from either the Portfolio Holdings Review Committee ("PHRC") or the Fund's Board of Trustees. In all such instances, however, the PHRC will be responsible for reporting to the Fund's Board of Trustees, or designated committee thereof, material information concerning the ongoing arrangements at each Board's next regularly scheduled Board meeting. Categories of parties eligible to receive information pursuant to such ongoing arrangements include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers.

The Investment Adviser and/or the Fund currently have entered into ongoing arrangements with the following parties:

Name	Information Disclosed	Frequency(1)	Lag Time
Service Providers

RiskMetrics Group (proxy voting agent)(*)	Complete portfolio holdings	Daily basis	(2)

FT Interactive Data Pricing Service Provider(*)	Complete portfolio holdings	As needed	(2)

Morgan Stanley Trust(*)	Complete portfolio holdings	As needed	(2)

State Street Bank and Trust Company(*)	Complete portfolio holdings	As needed	(2)

Fund Rating Agencies

Lipper(*)	Top ten and complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end

Morningstar(**)	Top ten and complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end

Standard & Poor's(*)	Complete portfolio holdings	Quarterly basis	Approximately 15 day lag

Investment Company Institute(**)	Top ten portfolio holdings	Quarterly basis	Approximately 15 days after quarter end

Consultants and Analysts

Americh Massena & Associates, Inc.(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end

Bloomberg(**)	Complete portfolio holdings	Quarterly basis	Approximately 30 days after quarter end

Name	Information Disclosed	Frequency(1)	Lag Time
Callan Associates(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end

Cambridge Associates(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end

Citigroup(*)	Complete portfolio holdings	Quarterly basis(5)	At least one day after quarter end

Credit Suisse First Boston(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively	Approximately 10-12 days after month/quarter end

CTC Consulting, Inc.(**)	Top ten and complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end, respectively

Evaluation Associates(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end

Fund Evaluation Group(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end

Jeffrey Slocum & Associates(*)	Complete portfolio holdings(4)	Quarterly basis(5)	Approximately 10-12 days after quarter end

Hammond Associates(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end

Hartland & Co.(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end

Hartford Life and Annuity Insurance Company and Hartford Life Insurance Company(*)	Top ten portfolio holdings(6)	Quarterly basis(5)	Approximately 12 business days after quarter end

Hewitt Associates(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end

Merrill Lynch(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end

Mobius(**)	Top ten portfolio holdings(3)	Monthly basis	At least 15 days after month end

Nelsons(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end

Prime, Buchholz & Associates, Inc.(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end

PSN(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end

PFM Asset Management LLC(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end

Russell Investment Group/Russell/ Mellon Analytical Services, Inc.(**)	Top ten and complete portfolio holdings	Monthly and quarterly basis	At least 15 days after month end and at least 30 days after quarter end, respectively

Stratford Advisory Group, Inc.(*)	Top ten portfolio holdings(6)	Quarterly basis(5)	Approximately 10-12 days after quarter end

Thompson Financial(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end

Watershed Investment Consultants, Inc.(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end

Yanni Partners(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end

Name	Information Disclosed	Frequency(1)	Lag Time
Portfolio Analystics Providers

FactSet Research Systems, Inc.(*)	Complete portfolio holdings	Daily basis	One day

(*)  This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.

(**)  The Fund does not currently have a non-disclosure agreement in place with this entity and therefore the entity can only receive publicly available information.

(1)  Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

(2)  Information will typically be provided on a real time basis or as soon thereafter as possible.

(3)  Complete portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.

(4)  Top ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.

(5)  This information will also be provided upon request from time to time.

(6)  Complete portfolio holdings will also be provided upon request from time to time.

In addition, the following insurance companies, which are deemed service providers to the Fund, receive top ten portfolio holdings information, on a quarterly basis, approximately 15 days after quarter end: Allstate Life Insurance Company, Allstate Life Insurance Company of New York, MetLife Life and Annuity Company of Connecticut, Metropolitan Life Insurance Company and Metropolitan Life Insurance Company of Connecticut. The Fund does not currently have non-disclosure agreements in place with these entities and therefore, these entities can only receive publicly available information.

In addition, persons who owe a duty of trust or confidence to the Investment Adviser or the Fund may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Currently, these persons include (i) the Fund's independent registered public accounting firm (as of the Fund's fiscal year end and on an as needed basis), (ii) counsel to the Fund (on an as needed basis), (iii) counsel to the Independent Trustees (on an as needed basis) and (iv) members of the Board of Trustees (on an as needed basis).

All selective disclosures of non-public portfolio holdings information made to third parties pursuant to the exemptions set forth in the Policy must be pre-approved by both the PHRC and the Fund's Board of Trustees (or designated committee thereof), except for (i) disclosures made to third parties pursuant to ongoing arrangements (discussed above); (ii) disclosures made to third parties pursuant to Special Meetings of the PHRC; (iii) broker-dealer interest lists; (iv) shareholder in-kind distributions; (v) attribution analyses; or (vi) in connection with transition managers. The Investment Adviser shall report quarterly to the Board of Trustees (or a designated committee thereof) information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Investment Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information.

In no instance may the Investment Adviser, the Sub-Adviser(s) or the Fund receive any compensation or consideration in exchange for the portfolio holdings information.

The PHRC is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it. The following are some of the functions and responsibilities of the PHRC:

(a) The PHRC, which will consist of executive officers of the Fund and the Investment Adviser or their designees, is responsible for establishing portfolio holdings disclosure policies and guidelines and determining how portfolio holdings information will be disclosed on an ongoing basis.

(b) The PHRC will periodically review and have the authority to amend as necessary the Fund's portfolio holdings disclosure policies and guidelines (as expressed by the Policy).

(c) The PHRC will meet at least quarterly to (among other matters): (1) address any outstanding issues relating to the Policy, including matters relating to (i) disclosures made to third parties pursuant to ongoing arrangements (described above); (ii) broker-dealer interest lists; (iii) shareholder in-kind distributions; (iv) attribution analyses; or (v) transition managers; (2) review non-disclosure agreements that have been executed with third parties and determine whether the third parties will receive portfolio holdings information; and (3) generally review the procedures that the Investment Adviser employs to ensure that disclosure of information about portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of Fund shareholders, on the one hand, and those of the Investment Adviser, the Distributor or any affiliated person of the Fund, the Investment Adviser or the Distributor, on the other.

(d) Any member of the PHRC may call a Special Meeting of the PHRC to consider whether a third party that is not listed in (c) above may receive non-public portfolio holdings information pursuant to a validly executed non-disclosure agreement. At least three members of the PHRC, or their designees, and one member of the Fund's Audit Committee, or his or her designee, shall be present at the Special Meeting in order to constitute a quorum. At any Special Meeting at which a quorum is present, the decision of a majority of the PHRC members present and voting shall be determinative as to any matter submitted to a vote; provided, however, that the Audit Committee member, or his or her designee, must concur in the determination in order for it to become effective.

(e) The PHRC, or its designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the PHRC, or its designee(s) for a period of at least six years. The PHRC, or its designee(s), will report their decisions to the Board of Trustees at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the PHRC during the most recently ended calendar quarter immediately preceding the Board meeting.

III. MANAGEMENT OF THE FUND

A. Board of Trustees

General.  The Board of Trustees of the Fund oversees the management of the Portfolios, but does not itself manage each Portfolio. The Trustees review various services provided by or under the direction of the Investment Adviser to ensure that each Portfolio's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to each Portfolio in a satisfactory manner.

Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and each Portfolio and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and each Portfolio and its shareholders.

Trustees and Officers. The Board of the Fund consists of 10 Trustees. These same individuals also serve as directors or trustees for certain of the funds advised by the Investment Adviser (the "Retail Funds") and certain of the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds"). Nine Trustees have no affiliation or business connection with the Investment Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Investment Adviser's parent company, Morgan Stanley. These are the "non-interested" or "Independent" Trustees. The other Trustee (the "Interested Trustee") is affiliated with the Investment Adviser.

Board Structure and Oversight Function. The Board's leadership structure features an Independent Trustee serving as Chairperson and the Board Committees described below. The Chairperson participates in the preparation of the agenda for meetings of the Board and the preparation of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also presides at all meetings of the Board and is involved in discussions regarding matters pertaining to the oversight of the management of the Fund between meetings.

The Board of Trustees operates using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the Fund and Fund shareholders, and to facilitate compliance with legal and regulatory requirements and oversight of the Fund's activities and associated risks. The Board of Trustees has established four standing committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee and (4) Investment Committee. The Audit Committee and the Governance Committee are comprised exclusively of Independent Trustees. Each committee charter governs the scope of the committee's responsibilities with respect to the oversight of the Fund. The responsibilities of each committee, including their oversight responsibilities, are described further under the caption "Independent Trustees and the Committees."

In addition, appropriate personnel, including but not limited to the Fund's Chief Compliance Officer, members of the Fund's administration and accounting teams, representatives from the Fund's independent registered public accounting firm, the Fund's Treasurer and portfolio management personnel, make regular reports regarding the Fund's activities and related risks to the Board of Trustees and the committees, as appropriate. These reports include, among others, quarterly performance reports, quarterly derivatives activity and risk reports and discussions with members of the risk teams relating to each asset class.

As needed between meetings of the Board, the Board or a specific committee receives and reviews reports relating to the Fund and engages in discussions with appropriate parties relating to the Fund's operations and related risks.

B. Management Information

Independent Trustees.  The Fund seeks as Trustees individuals of distinction and experience in business and finance, government service or academia. In determining that a particular Trustee was and continues to be qualified to serve as Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. Based on a review of the experience, qualifications, attributes or skills of each Trustee, including those enumerated in the table below, the Board has determined that each of the Trustees is qualified to serve as a Trustee of the Fund. In addition, the Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes and skills that allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. Information about the Fund's Governance Committee and Board of Trustees nomination process is provided below under the caption "Independent Trustees and the Committees."

The Independent Trustees of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2009) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

Independent Trustee:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Frank L. Bowman (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator — Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004), Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de I'Orde National du Mérite by the French Government.	162	Director of the Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

Michael Bozic (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	164	Director of various business organizations.

*  This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Kathleen A. Dennis (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	162	Director of various non-profit organizations.

Dr. Manuel H. Johnson (61) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	164	Director of NVR, Inc. (home construction); Director of Evergreen Energy; Director of Greenwich Capital Holdings.

Joseph J. Kearns (67) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	165	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

*  This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Michael F. Klein (51) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	162	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (73) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chair-person of the Board and Trustee	Chair-person of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P., (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	164	None.

W. Allen Reed (63) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	162	Director of Temple-Inland Industries (packaging and forest products), Director of Legg Mason, Inc. and Director of the Auburn University Foundation; formerly, Director of iShares, Inc. (2001-2006)

Fergus Reid (77) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	165	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

The Trustee who is affiliated with the Investment Adviser or affiliates of the Investment Adviser (as set forth below) and executive officers of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee (as of December 31, 2009) and the other directorships, if any, held by the Interested Trustee, are shown below.

*  This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee	Other Directorships Held by Interested Trustee**
James F. Higgins (62) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	163	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Randy Takian (35) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2008	President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of the Investment Adviser (since July 2008). Managing Director and Head of the Americas distribution, product and marketing for Morgan Stanley Investment Management (since December 2009). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly, Head of Retail and Intermediary business, Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (47) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008	Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of Morgan Stanley Investment Management Inc. and the Investment Adviser (since April 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of Morgan Stanley Investment Management Inc. and the Investment Adviser (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Mary Ann Picciotto (37) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Chief Compliance Officer of the Retail Funds and Institutional Funds (since May 2010); Chief Compliance Officer of Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc., Van Kampen Asset Management, Van Kampen Investments Inc. and Van Kampen Advisors Inc. (since April 2007).

*  This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Stefanie V. Chang Yu (43) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director and Secretary of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997).

Francis J. Smith (44) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer since July 2003 and Chief Financial Officer since September 2002	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003) and Institutional Funds (since March 2010).

Mary E. Mullin (43) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

*  This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

In addition, the following individuals who are officers of the Investment Adviser or its affiliates serve as assistant secretaries of the Fund: Joanne Antico, Joseph C. Benedetti, Daniel E. Burton, Tara A. Farrelly, Eric C. Griffith, Lou Anne D. McInnis, Edward J. Meehan, Elisa Mitchell, Elizabeth Nelson, Sheri L. Schreck and Julien H. Yoo.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Investment Adviser, Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2009 is set forth in the table below.

Name of Trustee	Dollar Range of Equity Securities in the Fund (As of December 31, 2009)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (As of December 31, 2009)
Independent:
Frank L. Bowman(1)	None	over $100,000
Michael Bozic	None	over $100,000
Kathleen A. Dennis	None	over $100,000
Manuel H. Johnson	None	over $100,000
Joseph J. Kearns(1)	None	over $100,000
Michael F. Klein	None	over $100,000
Michael E. Nugent	None	over $100,000
W. Allen Reed(1)	None	over $100,000
Fergus Reid(1)	None	over $100,000
Interested:
James F. Higgins	None	over $100,000

(1)  Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan.

As to each Independent Trustee and his or her immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

Independent Trustees and the Committees. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Board has four committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee and (4) Investment Committee. Three of the Independent Trustees serve as members of the Audit Committee, three Independent Trustees serve as members of the Governance Committee, four Trustees, including three Independent Trustees, serve as members of the Compliance and Insurance Committee and all of the Trustees serve as members of the Investment Committee.

The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Retail Funds have a Rule 12b-1 plan.

The Board of Trustees has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; and reviewing the adequacy of the Fund's system of internal controls; The Fund has adopted a formal, written Audit Committee Charter.

The members of the Audit Committee of the Fund are Joseph J. Kearns, Michael E. Nugent and W. Allen Reed. None of the members of the Fund's Audit Committee is an "interested person," as defined under the Investment Company Act, of the Fund (with such disinterested Trustees being "Independent Trustees" or individually, "Independent Trustee"). Each Independent Trustee is also "independent" from the Fund under the listing standards of the NYSE. The Chairperson of the Audit Committee of the Fund is Joseph J. Kearns.

The Board of Trustees of the Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on the Fund's Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund's Independent Trustees as candidates for election as Independent Trustees, advises the Fund's Board with respect to Board composition, procedures and committees, develops and recommends to the Fund's Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Trustees and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The members of the Governance Committee of the Fund are Kathleen A. Dennis, Michael F. Klein and Fergus Reid, each of whom is an Independent Trustee. The Chairperson of the Governance Committee is Fergus Reid.

The Fund does not have a separate nominating committee. While the Fund's Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of Trustees of the Fund believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each Independent Trustee (Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid) participates in the election and nomination of candidates for election as Independent Trustees for the Fund. Persons recommended by the Fund's Governance Committee as candidates for nomination as Independent Trustees shall possess such experience, qualifications, attributes, skills and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund's Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below under the caption "Shareholder Communications."

The Board formed the Compliance and Insurance Committee to address insurance coverage and oversee the compliance function for the Fund and the Board. The Compliance and Insurance Committee consists of Frank L. Bowman, Michael Bozic, James F. Higgins and Manuel H. Johnson. Frank L. Bowman, Michael Bozic and Manuel H. Johnson are Independent Trustees. The Chairperson of the Compliance and Insurance Committee is Michael Bozic. The Compliance and Insurance Committee has an Insurance Sub-Committee to review and monitor the insurance coverage maintained by the Fund. The Chairperson of the Insurance Sub-Committee is Frank L. Bowman.

The Investment Committee oversees the portfolio investment process for and reviews the performance of the Fund. The Investment Committee also recommends to the Board to approve or renew the Fund's Investment Advisory, Sub-Advisory and Administration Agreements. The members of the Investment Committee are Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, James F. Higgins, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid. The Chairperson of the Investment Committee is Manuel H. Johnson.

The Investment Committee has three Sub-Committees, each with its own Chairperson. Each Sub-Committee focuses on the funds' primary areas of investment, namely equities, fixed income and alternatives. The Sub-Committees and their members are as follows:

(1)  Equity — W. Allen Reed (Chairperson), Frank L. Bowman and Michael E. Nugent.

(2) Fixed Income — Michael F. Klein (Chairperson), Michael Bozic and Fergus Reid.

(3)  Money Market and Alternatives — Kathleen A. Dennis (Chairperson), James F. Higgins and Joseph J. Kearns.

During the Fund's fiscal year ended December 31, 2009, the Board of Trustees held the following meetings:

Board of Trustees	9

Committee/Sub-Committee:	Number of meetings:
Audit Committee	4

Governance Committee	4

Compliance and Insurance Committee	4

Insurance Sub-Committee	1

Investment Committee	5

Equity Sub-Committee	6

Fixed Income Sub-Committee	5

Money Market and Alternatives Sub-Committee	5

Advantages of Having Same Individuals as Trustees for the Retail Funds and Institutional Funds. The Independent Trustees and the Fund's management believe that having the same Independent Trustees for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Retail Funds and Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and Institutional Funds.

Trustee and Officer Indemnification. The Fund's Declaration of Trust provides that no Trustee, Officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, Officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, Officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

Shareholder Communications.  Shareholders may send communications to the Fund's Board of Trustees. Shareholders should send communications intended for the Fund's Board by addressing the communications directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each Trustee previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

C. Compensation

Each Trustee (except for the Chairperson of the Boards) receives an annual retainer fee of $200,000 for serving the Retail Funds and the Institutional Funds. The Chairperson of the Audit Committee receives an additional annual retainer fee of $75,000 and the Investment Committee Chairperson receives an additional annual retainer fee of $60,000. Other Committee Chairpersons receive an additional annual retainer fee of $30,000 and the Sub-Committee Chairpersons receive an additional annual retainer fee of $15,000. The aggregate compensation paid to each Trustee is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Michael E. Nugent receives a total annual retainer fee of $400,000 for his services as Chairperson of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees of the Fund who are employed by the Investment Adviser receive no compensation or expense reimbursement from the Fund for their services as Trustee.

Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the "DC Plan"), which allows each Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

Prior to April 1, 2004, the Institutional Funds maintained a similar Deferred Compensation Plan (the "Prior DC Plan"), which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. Generally, the DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC Plan).

The following table shows aggregate compensation payable to each of the Fund's Trustees from the Fund for the fiscal year ended December 31, 2009 and the aggregate compensation payable to each of the funds' Trustees by the Fund Complex (which includes all of the Retail Funds and Institutional Funds) for the calendar year ended December 31, 2009.

Compensation(1)

Name of Independent Trustee:	Aggregate compensation from the Fund(2)	Total compensation from Fund and Fund Complex Paid to Trustee(3)
Frank L. Bowman	$3,270	$215,000
Michael Bozic	3,430	230,000
Kathleen A. Dennis	3,270	215,000
Manuel H. Johnson	3,882	260,000
Joseph J. Kearns	4,134	300,000
Michael F. Klein	3,270	215,000
Michael E. Nugent	5,973	400,000
W. Allen Reed(2)	3,274	215,000
Fergus Reid	3,430	255,000
Name of Interested Trustee:
James F. Higgins	2,992	200,000

(1)  Includes all amounts paid for serving as director/trustee of the funds, as well as serving as Chairperson of the Boards or a Chairperson of a Committee or Sub-Committee.

(2)  The amounts shown in this column represent the aggregate compensation before deferral with respect to the Fund's fiscal year. The following Trustee deferred compensation from the Fund during the fiscal year ended December 31, 2009: Mr. Reed, $3,274.

(3)  The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2009 before deferral by the Trustees under the DC Plan. As of December 31, 2009, the value (including interest) of the deferral accounts across the Fund Complex for Messrs. Kearns, Reed and Reid pursuant to the deferred compensation plan was $338,252, $252,125 and $567,450, respectively. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

Prior to December 31, 2003, 49 of the Retail Funds (the "Adopting Funds"), including the Fund, had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an "Eligible Trustee") would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee's retirement as shown in the table below.

The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended December 31, 2009 and by the Adopting Funds for the calendar year ended December 31, 2009, and the estimated retirement benefits for the Independent Trustees from the Fund for the fiscal year ended December 31, 2009 and from the Adopting Funds for each calendar year following retirement. Only the Trustees listed below participated in the retirement program.

Name of Independent Trustee:	Retirement benefits accrued as fund expenses			Estimated annual benefits upon retirement(1)
	By the Fund		By All Adopting Funds	From the Fund	From All Adopting Funds
Michael Bozic	$385		$42,167	$967	$43,940
Manuel H. Johnson	392		30,210	1,420	64,338
Michael E. Nugent	(286	)(2)	7,330	1,269	57,539

(1) Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.

(2) Mr. Nugent's retirement expense is negative due to the fact that the expense had been overaccrued.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of the date of this SAI, Allstate Life Insurance Company ("Allstate"), Allstate Life Insurance Company of New York ("Allstate NY") and MetLife Life & Annuity Company of Connecticut ("MetLife") owned 5% or more of the Class of each Portfolio of the Fund listed below for allocation to their respective separate accounts ("Accounts"), none of the Fund's Trustees was a Contract Owner under the Accounts, and the aggregate number of shares of each Portfolio of the Fund allocated to Contracts owned by the Fund's officers as a group was less than one percent of each Portfolio's outstanding Class X or Class Y shares.

The address of Allstate is 3100 Sanders Road, Northbrook, Illinois 60062. The address of Allstate NY is 100 Motor Parkway, Suite 132, Hauppauge, New York 11788-5107. The address of MetLife is One City Place, Hartford, Connecticut 06103.

Allstate, Allstate New York and MetLife owned the shares of each Class of each Portfolio of the Fund in the following percentages as of March 31, 2010:

Class/Portfolio	Allstate	Allstate NY	MetLife
Class X: The Money Market Portfolio	91.93%	—	—
Class Y: The Money Market Portfolio	96.20%	—	—
Class X: The Limited Duration Portfolio	97.18%	—	—
Class Y: The Limited Duration Portfolio	93.10%	—	—
Class X: The Income Plus Portfolio	92.37%	5.93%	—
Class Y: The Income Plus Portfolio	97.42%	—	—
Class X: The High Yield Portfolio	93.34%	—	—
Class Y: The High Yield Portfolio	92.71%	7.29%	—
Class X: The Global Infrastructure Portfolio	91.30%	7.66%	—
Class Y: The Global Infrastructure Portfolio	97.40%	—	—
Class X: The Income Builder Portfolio	91.71%	—	—
Class Y: The Income Builder Portfolio	94.16%	5.84%	—
Class X: The Dividend Growth Portfolio	92.82%	5.61%	—
Class Y: The Dividend Growth Portfolio	93.53%	—	—
Class X: The Global Dividend Growth Portfolio	96.76%	—	—
Class Y: The Global Dividend Growth Portfolio	92.51%	5.38%	—
Class X: The European Equity Portfolio	92.08%	6.23%	—
Class Y: The European Equity Portfolio	96.65%	—	—
Class X: The Capital Opportunities Portfolio	94.58%	—	—
Class Y: The Capital Opportunities Portfolio	95.96%	—	—
Class X: The S&P 500 Index Portfolio	91.54%	5.31%	—
Class Y: The S&P 500 Index Portfolio	89.13%	—	7.92%
Class X: The Aggressive Equity Portfolio	92.52%	5.00%	—
Class Y: The Aggressive Equity Portfolio	93.14%	6.86%	—
Class X: The Strategist Portfolio	93.47%	5.15%	—
Class Y: The Strategist Portfolio	97.72%	—	—

V. INVESTMENT ADVISORY AND OTHER SERVICES

A. Investment Adviser, Sub-Adviser(s) and Administrator

The Investment Adviser to each Portfolio is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 522 Fifth Avenue, New York, New York 10036. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

With respect to the Global Infrastructure Portfolio, the Sub-Advisers are Morgan Stanley Investment Management Limited, located at 25 Cabot Square, Canary Wharf, London, E14 4QA, England, and Morgan Stanley Investment Management Company, located at 23 Church Street, 16-01 Capital Square, Singapore 04948. Each is a wholly-owned subsidiary of Morgan Stanley.

With respect to the European Equity Portfolio and the Global Dividend Growth Portfolio, the Sub-Adviser is Morgan Stanley Investment Management Limited, located at 25 Cabot Square, Canary Wharf, London, England E14 4QA. The Sub-Adviser is a wholly-owned subsidiary of Morgan Stanley.

Pursuant to an Amended and Restated Investment Advisory Agreement (the "Investment Advisory Agreement") with the Investment Adviser, the Fund has retained the Investment Adviser to manage and/or oversee the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Adviser monthly compensation calculated daily by applying the following annual rates to the net assets of each Portfolio determined as of the close of each business day. The investment advisory fee is allocated among the Classes of each Portfolio pro rata based on the net assets of the Portfolio attributable to each Class.

Name of Portfolio	Investment Advisory Fee Rates
The Money Market Portfolio	0.45% of the portion of daily net assets not
exceeding $250 million; 0.375% of the portion of
daily net assets exceeding $250 million but not
exceeding $750 million; 0.325% of the portion of
daily net assets exceeding $750 million but not
exceeding $1.25 billion; 0.30% of the portion of
daily net assets exceeding $1.25 billion but not
exceeding $1.5 billion; and 0.275% of the portion
of daily net assets exceeding $1.5 billion.

The Limited Duration Portfolio	0.30% of the daily net assets

The Income Plus Portfolio	0.42% of the portion of the daily net assets not
exceeding $500 million; 0.35% of the portion of
the daily net assets exceeding $500 million but not
exceeding $1.25 billion; and 0.22% of the portion
of the daily net assets exceeding $1.25 billion.

The High Yield Portfolio	0.42% of the portion of daily net assets not
exceeding $500 million; 0.345% of the portion of
daily net assets exceeding $500 million but not
exceeding $750 million; 0.295% of the portion of
daily net assets exceeding $750 million but not
exceeding $1 billion; 0.27% of the portion of daily
net assets exceeding $1 billion but not exceeding
$2 billion; 0.245% of the portion of daily net assets
exceeding $2 billion but not exceeding $3 billion;
and 0.22% of the portion of daily net assets
exceeding $3 billion.

The Global Infrastructure Portfolio	0.57% of the portion of daily net assets not
exceeding $500 million; 0.47% of the portion of
daily net assets exceeding $500 million but not
exceeding $1 billion; 0.445% of the portion of
daily net assets exceeding $1 billion but not
exceeding $1.5 billion; 0.42% of the portion of
daily net assets exceeding $1.5 billion but not
exceeding $2.5 billion; 0.395% of the portion of
daily net assets exceeding $2.5 billion but not
exceeding $3.5 billion; 0.37% of the portion of
daily net assets exceeding $3.5 billion but not
exceeding $5 billion; and 0.345% of the portion of
daily net assets exceeding $5 billion.

The Income Builder Portfolio	0.67% of the portion of the net assets not exceeding $500 million; and 0.645% of the portion of daily net assets exceeding $500 million.

The Dividend Growth Portfolio	0.545% of the portion of daily net assets not
exceeding $250 million; 0.42% of the portion of
daily net assets exceeding $250 million but not
exceeding $1 billion; 0.395% of the portion of
daily net assets exceeding $1 billion but not
exceeding $2 billion; and 0.37% of the portion of
daily net assets exceeding $2 billion.

Name of Portfolio	Investment Advisory Fee Rates
The Global Dividend Growth Portfolio	0.67% of the portion of the daily net assets not
exceeding $1 billion; 0.645% of the portion of the
daily net assets exceeding $1 billion but not
exceeding $1.5 billion; 0.62% of the portion of the
daily net assets exceeding $1.5 billion but not
exceeding $2.5 billion; 0.595% of the portion of
the daily net assets exceeding $2.5 billion but not
exceeding $3.5 billion; 0.57% of the portion of the
daily net assets exceeding $3.5 billion but not
exceeding $4.5 billion; and 0.545% of the portion
of the daily net assets exceeding $4.5 billion.

The European Equity Portfolio	0.87% of the portion of daily net assets not
exceeding $500 million; 0.82% of the portion of
daily net assets exceeding $500 million but not
exceeding $2 billion; 0.77% of the portion of daily
net assets exceeding $2 billion but not exceeding
$3 billion; and 0.745% of the portion of daily net
assets exceeding $3 billion.

The Investment Adviser voluntarily has agreed to cap the
Portfolio's operating expenses (except for the brokerage
and 12b-1 fees) by assuming the Portfolio's "other
expenses" and/or waiving the Portfolio's advisory fees,
and the Portfolio's Administrator voluntarily has agreed to
waive the Portfolio's administrative fee, to the extent such operating expenses exceed 1.00% of the average daily
net assets of the Portfolio on an annualized basis.

The Capital Opportunities Portfolio	0.42% of the portion of the daily net assets not
exceeding $1 billion; 0.395% of the portion of the
daily net assets exceeding $1 billion but not
exceeding $2 billion; and 0.37% of the portion of
the daily net assets exceeding $2 billion.

The S&P 500 Index Portfolio	0.12% of the daily net assets not exceeding $2 billion; and 0.10% of the portion of daily net assets exceeding $2 billion.

The Investment Adviser has agreed to cap the
Portfolio's operating expenses (except for
brokerage and 12b-1 fees) by assuming the
Portfolio's "other expenses" and/or waiving its fees
under the investment advisory agreement and the
administration agreement to the extent such operating
expenses exceed on an annualized basis 0.40% of the
average daily net assets of the Portfolio, which may
reduce the fees under the investment advisory
agreement and the administration agreement below
0.20% of the Portfolio's average daily net assets.

The Aggressive Equity Portfolio	0.67% of the portion of daily net assets not
exceeding $500 million; 0.645% of the portion of
daily net assets exceeding $500 million but not
exceeding $2 billion; 0.62% of the portion of daily
net assets exceeding $2 billion but not exceeding
$3 billion; and 0.595% of the portion of daily net
assets exceeding $3 billion.

The Strategist Portfolio	0.42% of the portion of the daily net assets not exceeding $1.5 billion; and 0.395% of the portion of the daily net assets exceeding $1.5 billion.

Administration services are provided to the Fund by Morgan Stanley Services Company Inc. ("Administrator"), a wholly-owned subsidiary of the Investment Adviser, pursuant to a separate administration agreement ("Administration Agreement") entered into by the Fund with the Administrator. The Fund pays the Administrator monthly compensation of 0.08% of daily net assets (0.05% with respect to the Money Market Portfolio).

For the fiscal years ended December 31, 2007, 2008 and 2009, the Fund accrued compensation under the Investment Advisory Agreement as follows:

	Compensation Accrued for the Fiscal Year Ended December 31,
Name of Portfolio	2007	2008	2009
The Money Market Portfolio	$1,021,812	$1,014,146	$886,358
The Limited Duration Portfolio	416,148	310,332	233,337
The Income Plus Portfolio	1,570,888	1,276,854	1,054,790
The High Yield Portfolio	221,800	157,966	128,012
The Global Infrastructure Portfolio	995,719	724,246	458,708
The Income Builder Portfolio	490,249	315,056	205,164
The Dividend Growth Portfolio	2,655,472	1,832,740	1,274,317
The Global Dividend Growth Portfolio	1,521,671	968,349	574,140
The European Equity Portfolio	1,561,818	1,043,495	625,907
The Capital Opportunities Portfolio	1,959,474	1,372,062	942,140
The S&P 500 Index Portfolio	296,468	199,781	138,225
The Aggressive Equity Portfolio	398,304	273,510	182,938
The Strategist Portfolio	1,413,101	1,046,923	786,575
Total	$14,522,924	$10,535,460	$7,490,611

For the fiscal years ended December 31, 2007, 2008 and 2009, advisory fees paid by the Fund were reduced by the following amounts, relating to each Portfolio's short-term cash investments in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class.

	For the Fiscal Year Ended December 31,
Name of Portfolio	2007	2008	2009
The Money Market Portfolio	$-0-	$-0-	$-0-
The Limited Duration Portfolio	4,319	14,727	2,429
The Income Plus Portfolio	17,158	16,521	4,828
The High Yield Portfolio	717	1,159	2,156
The Global Infrastructure Portfolio	1,887	2,720	888
The Income Builder Portfolio	1,158	1,165	1,836
The Dividend Growth Portfolio	2,512	9,463	4,041
The Global Dividend Growth Portfolio	756	1,268	1,775
The European Equity Portfolio	836	1,569	1,185
The Capital Opportunities Portfolio	6,318	21,220	8,241
The S&P 500 Index Portfolio	1,161	2,194	1,546
The Aggressive Equity Portfolio	877	2,180	1,357
The Strategist Portfolio	22,606	53,922	47,722

For the fiscal years ended December 31, 2007, 2008 and 2009, the Fund accrued compensation under the Administration Agreement as follows:

	Compensation Accrued for the Fiscal Year Ended December 31,
Name of Portfolio	2007	2008	2009
The Money Market Portfolio	$113,535	$112,707	$98,484
The Limited Duration Portfolio	110,973	82,755	62,223
The Income Plus Portfolio	299,217	243,210	200,912
The High Yield Portfolio	42,248	30,089	24,383

	Compensation Accrued for the Fiscal Year Ended December 31,
Name of Portfolio	2007	2008	2009
The Global Infrastructure Portfolio	$139,750	$101,649	$64,380
The Income Builder Portfolio	58,537	37,619	24,497
The Dividend Growth Portfolio	446,280	290,232	187,340
The Global Dividend Growth Portfolio	181,692	115,624	68,554
The European Equity Portfolio	143,615	95,954	57,555
The Capital Opportunities Portfolio	373,233	261,345	179,455
The S&P 500 Index Portfolio	197,645	133,187	92,150
The Aggressive Equity Portfolio	47,559	32,658	21,843
The Strategist Portfolio	269,162	199,414	149,824
Total	$2,423,446	$1,736,443	$1,231,600

Pursuant to sub-advisory agreements (each, a "Sub-Advisory Agreement") between the Investment Adviser and each of the Sub-Adviser(s) with respect to the Global Infrastructure Portfolio, the European Equity Portfolio and the Global Dividend Growth Portfolio, the Sub-Adviser(s) have been retained, subject to the overall supervision of the Investment Adviser and the Trustees of the applicable Portfolios, to, together with the Investment Adviser, continuously furnish investment advice concerning individual security selections, asset allocations and economic trends and management of the applicable Portfolios. The Investment Adviser pays compensation, if any, to the Sub-Adviser(s) on a monthly basis. The compensation paid is a portion of the net advisory fees the Investment Adviser receives from the applicable Portfolios.

B. Principal Underwriter

The Fund's principal underwriter is the Distributor (which has the same address as the Investment Adviser). In this capacity, each Portfolio's shares are distributed by the Distributor. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Portfolios or their shareholders.

C. Services Provided by the Investment Adviser, Sub-Adviser(s) and Administrator

The Investment Adviser manages the investment of each Portfolio's assets (except for the European Equity Portfolio, the Global Dividend Growth Portfolio and the Global Infrastructure Portfolio), including the placing of orders for the purchase and sale of portfolio securities. The Investment Adviser obtains and evaluates the information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful to continuously manage the assets of each Portfolio in a manner consistent with its investment objective.

With respect to the European Equity Portfolio, the Global Dividend Growth Portfolio and the Global Infrastructure Portfolio, the Sub-Adviser(s) has been retained, subject to the overall supervision of the Investment Adviser, to continuously furnish investment advice concerning individual security selections, asset allocations and overall economic trends and to manage the Portfolios' portfolios.

Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help and bookkeeping as the Fund may reasonably require in the conduct of its business. The Administrator also assists in the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of the independent registered public accounting firm and attorneys is, in the opinion of the Administrator, necessary or desirable). The Administrator also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

Expenses not expressly assumed by the Investment Adviser under the Investment Advisory Agreement or by the Administrator under the Administration Agreement or by the Sub-Adviser(s) for the European Equity Portfolio, the Global Dividend Growth Portfolio, the Global Infrastructure Portfolio and the Income Plus Portfolio under the Sub-Advisory Agreements or by the Distributor, will be paid by the Portfolios. Each Portfolio pays all expenses incurred in its operation and a portion of the Fund's general administration expenses allocated based on the asset sizes of the Portfolios. The Portfolios' direct expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; certain taxes; registration costs of the Fund under federal and state securities laws; shareholder servicing costs, charges and expenses of any outside service used for pricing of the Portfolios' shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Adviser (or the Sub-Adviser(s)) (not including compensation or expenses of attorneys who are employees of the Investment Adviser (or the Sub-Adviser(s))); fees and expenses of the Fund's independent registered public accounting firm; interest on Portfolio borrowings; and all other expenses attributable to a particular Portfolio. The 12b-1 fees relating to Class Y will be allocated directly to Class Y. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

Expenses which are allocated on the basis of size of the respective Portfolios include the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Adviser (or the Sub-Adviser(s)) or any corporate affiliate of the Investment Adviser (or the Sub-Adviser(s)); state franchise taxes; SEC fees; membership dues of industry associations; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; and all other costs of the Fund's operations properly payable by the Fund and allocable on the basis of size to the respective Portfolios. Depending on the nature of a legal claim, liability or lawsuit, litigation costs, payment of legal claims or liabilities and any indemnification relating thereto may be directly applicable to the Portfolio or allocated on the basis of the size of the respective Portfolios. The Trustees have determined that this is an appropriate method of allocation of expenses.

Each of the Investment Advisory Agreement and the Sub-Advisory Agreements provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations thereunder, the Investment Adviser and the Sub-Adviser(s), respectively, are not liable to the Fund or any of its investors (and, in the case of the Sub-Advisory Agreements, to the Investment Adviser) for any act or omission by the Investment Adviser or for any losses sustained by the Fund or its investors.

Each of the Investment Advisory Agreement and the Sub-Advisory Agreements will remain in effect from year to year provided continuance of the applicable Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of each affected Portfolio, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees.

The Administration Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Administrator is not liable to the Fund or any of its investors for any act or omission by the Administrator or for any losses sustained by the Fund or its investors. The Administration Agreement will continue unless terminated by either party by written notice delivered to the other party within 30 days.

D. Rule 12b-1 Plan

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan"). Under the Plan, Class Y shares of each Portfolio bear a distribution fee paid to the Distributor which is accrued daily and payable monthly at the annual rate of 0.25% of the average daily net assets of the Class.

The Plan provides that each Portfolio's distribution fee shall compensate the Distributor, Morgan Stanley & Co. and its affiliates, and other selected broker-dealers for expenses they incur in connection with the distribution of the Portfolio's Class Y shares. These expenses may include: (i) cost incurred in providing personal services to shareholders; (ii) overhead and other branch office distribution-related expenses including, but not limited to, expenses of operating the Distributor's or other broker-dealers'

offices used for selling Portfolio shares (e.g., lease and utility costs, salaries and employee benefits of operations and sales support personnel, costs related to client sales seminars and telephone expenses); (iii) printing and mailing costs relating to prospectuses and reports (for new shareholders); and (iv) costs incurred in connection with advertising materials and sales literature. In addition, payments to the Distributor may be used by the Distributor to compensate insurance companies for shareholder services, which include, but are not limited to, education of agents concerning the Portfolios, compensation of agents and servicing contract owners.

Under the Plan and as required by Rule 12b-1, the Distributor provides the Fund, for review by the Trustees, and the Trustees review promptly after the end of each calendar quarter, a written report regarding the distribution expenses incurred under the Plan on behalf of each Portfolio during such calendar quarter, which report includes (1) an itemization of the types of expenses and the purposes therefor; (2) the amounts of such expenses; and (3) a description of the benefits derived by the Fund.

For the fiscal year ended December 31, 2009, Class Y shares of the following Portfolios accrued amounts payable under the Plan as follows:

Name of Portfolio:	Compensation accrued for the fiscal year ended December 31, 2009
The Money Market Portfolio	$241,652
The Limited Duration Portfolio	153,015
The Income Plus Portfolio	350,733
The High Yield Portfolio	38,336
The Global Infrastructure Portfolio	40,487
The Income Builder Portfolio	37,271
The Dividend Growth Portfolio	144,775
The Global Dividend Growth Portfolio	70,567
The European Equity Portfolio	43,188
The Capital Opportunities Portfolio	136,375
The S&P 500 Index Portfolio	202,702
The Aggressive Equity Portfolio	37,014
The Strategist Portfolio	138,383

On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Portfolios' experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits each Portfolio had obtained, was obtaining and would be likely to obtain under the Plan, including that (a) the Plan is essential in order to give Portfolio investors a choice of alternatives for payment of distribution and service charges and to enable each Portfolio to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley Smith Barney branch offices made possible by the 12b-1 fees, Morgan Stanley Smith Barney could not establish and maintain an effective system for distribution, servicing of Contract Owners and maintenance of their accounts; and (3) what services had been and were continuing to be provided under the Plan to each Portfolio and its respective Contract Owners. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interests of each Portfolio and would have a reasonable likelihood of continuing to benefit each Portfolio and its respective Contract Owners.

The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the Class Y shareholders of each affected Portfolio, and all material amendments to the Plan must also be approved by the Trustees. The Plan may be terminated as to a Portfolio at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Portfolio (as defined in the Investment Company Act) on not more than 30 days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan, except to the extent that the Distributor, the Investment Adviser, the Sub-Adviser(s), Morgan Stanley, Morgan Stanley Smith Barney, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Portfolios.

E. Other Service Providers

(1) Transfer Agent/Dividend Disbursing Agent

Morgan Stanley Trust is the Transfer Agent for each Portfolio's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Portfolio shares. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, New Jersey 07311.

(2) Custodian and Independent Registered Public Accounting Firm

State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, is the Custodian of each Portfolio's assets. Any Portfolio's cash balances with the Custodian in excess of $250,000 (a temporary increase from $100,000, which is due to expire on December 31, 2013), are unprotected by federal deposit insurance. These balances may, at times, be substantial.

Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, is the independent registered public accounting firm of the Fund. The Fund's independent registered public accounting firm is responsible for auditing the annual financial statements.

(3) Affiliated Persons

The Transfer Agent is an affiliate of the Investment Adviser, the Sub-Adviser(s) and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, tabulating proxies and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from each Portfolio and is reimbursed for its out-of-pocket expenses in connection with such services.

F. Fund Management

Other Accounts Managed by Portfolio Managers at December 31, 2009 (unless otherwise indicated):

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio and Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Aggressive Equity, Capital Opportunities
Sam G. Chainani	35	$19.4 billion	4	$1.4 billion	3,268	$1.2 billion
David S. Cohen	35	$19.4 billion	4	$1.4 billion	3,268	$1.2 billion
Dennis P. Lynch	35	$19.4 billion	4	$1.4 billion	3,268	$1.2 billion
Armistead B. Nash	35	$19.4 billion	4	$1.4 billion	3,268	$1.2 billion
Alexander T. Norton	35	$19.4 billion	4	$1.4 billion	3,268	$1.2 billion
Jason C. Yeung	35	$19.4 billion	4	$1.4 billion	3,268	$1.2 billion
Dividend Growth
Jordan Floriani	4	$1.8 billion	0	$0	109	$516.1 million
Gregory R. Lai	4	$1.8 billion	0	$0	109	$516.1 million
Steven W. Pelensky	4	$1.8 billion	0	$0	109	$516.1 million
Michael A. Petrino	4	$1.8 billion	0	$0	109	$516.1 million
European Equity
Riccardo Bindi	3	$400.0 million	5	$439.7 million	2	$116.2 million
Jonathan Day	3	$400.0 million	5	$439.7 million	2	$116.2 million
Matthew Leeman	3	$400.0 million	5	$439.7 million	2	$116.2 million
Jaymeen Patel	3	$400.0 million	5	$439.7 million	2	$116.2 million
Global Dividend Growth
Jean Beaubois	3	$573.8 million	13	$417.0 million	12	$951.3 million
Nathalie Degans	3	$573.8 million	13	$417.0 million	12	$951.3 million

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio and Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts		Total Assets in the Accounts
Global Infrastructure
Theodore R. Bigman	12	$4.1 billion	12	$2.3 billion	454	(1)	$7.9 billion(1)
Matthew King*	3	$508.7 million	0	$0	0		$0
High Yield
Andrew Findling	7	$924.9 million	5	$180.8 million	3		$76.3 million
Dennis M. Schaney	8	$1.0 billion	5	$180.8 million	4	(2)	$370.9 million(2)
Income Builder
Thomas B. Bastian	19	$24.5 billion	0	$0	2		$13.4 million
Ellen Gold	2	$403.9 million	0	$0	1		$54.0 million
Mark Laskin	19	$24.5 billion	0	$0	2		$13.4 million
Mary Jayne Maly	19	$24.5 billion	0	$0	2		$13.4 million
Sergio Marcheli	19	$24.5 billion	0	$0	2		$13.4 million
James O. Roeder	19	$24.5 billion	0	$0	2		$13.4 million
Income Plus
Virginia Keehan	7	$1.8 billion	0	$0	4		$1.1 billion
Joseph Mehlman	7	$1.8 billion	0	$0	32		$6.2 billion
Christian G. Roth	6	$1.4 billion	13	$7.0 billion	49	(3)	$15.4 billion(3)
Limited Duration
Virginia Keehan	7	$1.8 billion	0	$0	4		$1.1 billion
Joseph Mehlman	7	$1.8 billion	0	$0	32		$6.2 billion
Jaidip Singh	21	$7.4 billion	0	$0	20	(4)	$6.1 billion(4)
S&P 500
Teimur Abasov	17	$2.3 billion	0	$0	1	(5)	$36.7 million(5)
Hooman Yaghoobi	17	$2.3 billion	0	$0	1	(5)	$36.7 million(5)
Strategist
W. David Armstrong	15	$4.2 billion	2	$594.2 million	21	(4)	$6.2 billion(4)
Mark A. Bavoso	16	$1.7 billion	1	$88.3 million	0		$0
Sanjay Verma	21	$18.4 billion	2	$594.2 million	16	(4)	$2.9 billion(4)

(1)  Of these other accounts, 13 accounts with total assets of approximately $650.8 million had performance based fees.

(2)  Of these other accounts, one account with a total of approximately $202.4 million had performance based fees.

(3)  Of these other accounts, three accounts with total assets of approximately $968.3 million had performance based fees.

(4)  Of these other accounts, two accounts with total assets of approximately $1.1 billion had performance based fees.

(5)  Performance-based fee account.

*  As of March 29, 2010.

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser and/or Sub-Adviser(s) may receive fees from certain accounts that are higher than the fee it receives from the Portfolios, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Portfolios. In addition, a conflict of interest could exist to the extent the Investment Adviser and/or Sub-Adviser(s) has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Investment Adviser's and/or Sub-Adviser(s)' employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Investment Adviser and/or Sub-Adviser(s) manage accounts that engage in short sales of securities of the type in which the Portfolios invest, the Investment Adviser and/or Sub-Adviser(s) could be seen as harming the performance of the Portfolios for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Investment Adviser and/or Sub-Adviser(s) has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Portfolio Manager Compensation Structure

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser and/or Sub-Adviser(s).

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

• Cash Bonus.

• Morgan Stanley's Long Term Incentive Compensation awards—a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.

• Investment Management Alignment Plan (IMAP) awards—a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser and/or Sub-Adviser(s) or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Portfolios. For 2008 awards, a clawback provision was implemented that could be triggered if the individual engages in conduct detrimental to the Investment Adviser and/or Sub-Adviser(s) or their affiliates. For 2009 awards, this provision was further strengthened to allow Morgan Stanley to clawback compensation if Morgan Stanley realizes losses on certain trading positions, investments or holdings.

• Voluntary Deferred Compensation Plans—voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Investment Adviser and/or Sub-Adviser(s) or its affiliates.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

• Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three-, five- and ten-year periods measured against a fund's/account's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

• Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

• Contribution to the business objectives of the Investment Adviser and/or Sub-Adviser(s).

• The dollar amount of assets managed by the portfolio manager.

• Market compensation survey research by independent third parties.

• Other qualitative factors, such as contributions to client objectives.

• Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

Securities Ownership of Portfolio Managers

As of December 31, 2009, the dollar range of securities beneficially owned by each portfolio manager in the Portfolio is shown below:

Aggressive Equity

Sam G. Chainani	none*
David S. Cohen	none*
Dennis P. Lynch	none*
Armistead B. Nash	none*
Alexander T. Norton	none*
Jason C. Yeung	none*

Capital Opportunities

Sam G. Chainani	none*
David S. Cohen	none*
Dennis P. Lynch	none*
Armistead B. Nash	none*
Alexander T. Norton	none*
Jason C. Yeung	none*

Dividend Growth

Jordan Floriani	none*
Gregory R. Lai	none*
Steven W. Pelensky	none*
Michael A. Petrino	none*

European Equity

Riccardo Bindi	none*
Jonathan Day	none*
Matthew Leeman	none*
Jaymeen Patel	none*

Global Dividend Growth

Jean Beaubois	none
Nathalie Degans	none

Global Infrastructure

Theodore R. Bigman	none
Matthew King	none

High Yield

Andrew Findling	none
Dennis M. Schaney	none

Income Builder

Thomas B. Bastian	none
Ellen Gold	none
Mark Laskin	none
Mary Jayne Maly	none
Sergio Marcheli	none
James O. Roeder	none

Income Plus

Virginia Keehan	none
Joseph Mehlman	none
Christian G. Roth	none

Limited Duration

Virginia Keehan	none
Joseph Mehlman	none*
Jaidip Singh	none*

S&P 500

Teimur Abasov	none
Hooman Yaghoobi	none

Strategist

W. David Armstrong	none
Mark A. Bavoso	none*
Sanjay Verma	none

*  Not included in the table above, the portfolio manager has made investments in one or more other mutual funds managed by the same portfolio management team pursuant to a similar strategy.

G. Codes of Ethics

The Fund, the Investment Adviser, the Sub-Advisers and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls, including prohibitions against purchases of securities in an initial public offering and a preclearance requirement with respect to personal securities transactions.

H. Proxy Voting Policy and Proxy Voting Record

The Board of Trustees believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Trustees have delegated the responsibility to vote such proxies to Morgan Stanley Investment Management and its advisory affiliates ("MSIM").

A copy of MSIM's Proxy Voting Policy ("Proxy Policy") is attached hereto as Appendix A. In addition, a copy of the Proxy Policy, as well as the Fund's most recent proxy voting record for the 12-month period ended June 30, filed with the SEC are available without charge on our web site at www.morganstanley.com/im. The Fund's proxy voting record is also available without charge on the SEC's web site at www.sec.gov.

I. Revenue Sharing

The Investment Adviser and/or Distributor may pay compensation, out of their own funds and not as an expense of the Portfolios, to affiliated or unaffiliated brokers, dealers or other financial intermediaries, including insurance companies or their affiliates, and recordkeepers and administrators of various deferred compensation plans ("Intermediaries"), in connection with the sale, distribution, marketing and retention of Portfolio shares and/or shareholder servicing of shares of the Portfolios. For example, the Investment Adviser or the Distributor may pay additional compensation to Intermediaries for, among other things, promoting the sale and distribution of Portfolio shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists offered by the Intermediary, granting the Distributor access to the Intermediary's financial advisors and consultants, providing assistance in the ongoing education and training of the Intermediary's financial personnel, furnishing marketing support, maintaining share balances, and/or sub-accounting, administrative, shareholder or transaction processing services. Such payments are in addition to any distribution fees, shareholder service fees and/or transfer agency fees that may be payable by a Portfolio. The additional payments may be based on various factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of a Portfolio and/or some or all other Portfolios), amount of assets invested by the Intermediary's customers (which could include current or aged assets of a Portfolio and/or some or all other Portfolios), a Portfolio's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Investment Adviser or Distributor. The amount of these payments may be different for different Intermediaries.

Currently, these payments, which are made in accordance with the applicable compensation structure for each Intermediary, include an ongoing annual fee in an amount up to 0.10% of the average daily net assets of shares of each Portfolio held in the applicable accounts.

The prospect of receiving, or the receipt of, additional compensation, as described above, by Intermediaries may provide Intermediaries and/or their financial advisors or other salespersons with an incentive to favor sales of shares of the Portfolios over other investment options with respect to which the Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of a Portfolio or the amount that a Portfolio receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Portfolio shares and should review carefully any disclosure provided by an Intermediary as to its compensation.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES

A. Brokerage Transactions

Subject to the general supervision of the Trustees, the Investment Adviser and for the European Equity Portfolio, Global Dividend Growth Portfolio and Global Infrastructure Portfolio, the Sub-Adviser(s), are responsible for decisions to buy and sell securities for each Portfolio, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the OTC market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. Certain securities (e.g., certain money market instruments) are purchased directly from an issuer, in which case no commissions or discounts are paid.

For the fiscal years ended December 31, 2007, 2008 and 2009, the Portfolios paid brokerage commissions as follows:

Name of Portfolio:	Brokerage commissions paid for fiscal year ended 12/31/07	Brokerage commissions paid for fiscal year ended 12/31/08	Brokerage commissions paid for fiscal year ended 12/31/09
The Money Market Portfolio	$0	$0	$0
The Limited Duration Portfolio	11,160	8,782	8,736
The Income Plus Portfolio	49,837	35,197	26,381
The High Yield Portfolio	916	2,289	0
The Global Infrastructure Portfolio	34,051	143,864	331,801
The Income Builder Portfolio	30,960	34,321	29,907
The Dividend Growth Portfolio	439,003	410,428	85,385
The Global Dividend Growth Portfolio	173,957	255,817	183,840
The European Equity Portfolio	140,275	54,194	46,907
The Capital Opportunities Portfolio	423,700	251,323	123,066
The S&P 500 Index Portfolio	16,086	38,516	12,209
The Aggressive Equity Portfolio	53,360	32,829	13,421
The Strategist Portfolio	142,831	178,299	277,684
Total	$1,516,136	$1,445,859	$1,139,337

B. Commissions

Pursuant to an order issued by the SEC, the Fund is permitted to engage in principal transactions involving money market instruments, subject to certain conditions, with Morgan Stanley & Co., a broker-dealer affiliated with the Fund's Investment Adviser.

During the fiscal years ended December 31, 2007 and December 31, 2008, the Fund did not effect any principal transactions with Morgan Stanley & Co. During the fiscal year ended December 31, 2009, the Money Market Portfolio effected principal transactions with Morgan Stanley & Co.

Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley & Co., Citigroup, Inc., Morgan Stanley & Co., Japan and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Portfolios, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Adviser by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

During the fiscal years ended December 31, 2007 and 2008, the Portfolios paid brokerage commissions to Morgan Stanley & Co. as follows:

	Brokerage commissions paid to Morgan Stanley & Co. for fiscal year ended
Name of Portfolio:	12/31/07	12/31/08
The Money Market Portfolio	$0	$0
The Limited Duration Portfolio	0	0
The Income Plus Portfolio	0	0
The High Yield Portfolio	0	0
The Global Infrastructure Portfolio	6,205	274
The Income Builder Portfolio	422	900
The Dividend Growth Portfolio	72,018	22,114
The Global Dividend Growth Portfolio	1,715	5,798
The European Equity Portfolio	-0-	0
The Capital Opportunities Portfolio	27,430	5,667
The S&P 500 Index Portfolio	-0-	0
The Aggressive Equity Portfolio	3,547	715
The Strategist Portfolio	31,537	41,520
Total	$142,874	$76,988

For the fiscal year ended December 31, 2009, the Portfolios paid brokerage commissions to Morgan Stanley & Co. as follows:

Name of Portfolio:	Brokerage commissions paid to Morgan Stanley & Co. for fiscal year ended 12/31/09	Percentage of aggregate brokerage commissions for fiscal year ended 12/31/09	Percentage of aggregate dollar amount of executed trades on which brokerage commissions were paid for fiscal year ended 12/31/09
The Money Market Portfolio	$0	0%	0%
The Limited Duration Portfolio	0	0%	0%
The Income Plus Portfolio	0	0%	0%
The High Yield Portfolio	0	0%	0%
The Global Infrastructure Portfolio	8,733	2.63%	1.89%
The Income Builder Portfolio	1,186	3.97%	3.24%
The Dividend Growth Portfolio	2,060	2.41%	3.46%
The Global Dividend Growth Portfolio	6,630	3.61%	5.81%
The European Equity Portfolio	0	0%	0%
The Capital Opportunities Portfolio	16,169	13.14%	12.64%
The S&P 500 Index Portfolio	0	0%	0%
The Aggressive Equity Portfolio	1,587	11.82%	10.09%
The Strategist Portfolio	43,321	15.60%	8.94%
Total	$79,686

For the fiscal year ended December 31, 2009, the Portfolios paid brokerage commissions to Citigroup, Inc. as follows:

Name of Portfolio:	Brokerage commissions paid to Citigroup Global Markets Inc. for the period 6/1/09 to 12/31/09	Percentage of aggregate brokerage commissions for the period 6/1/09 to 12/31/09	Percentage of aggregate dollar amount of executed trades on which brokerage commissions were paid for the period 6/1/09 to 12/31/09
The Money Market Portfolio	$0	0%	0%
The Limited Duration Portfolio	0	0%	0%
The Income Plus Portfolio	0	0%	0%
The High Yield Portfolio	0	0%	0%
The Global Infrastructure Portfolio	58	0.02%	0.03%
The Income Builder Portfolio	20	0.07%	0.06%
The Dividend Growth Portfolio	529	0.62%	1.59%
The Global Dividend Growth Portfolio	2,805	1.53%	1.24%

Name of Portfolio:	Brokerage commissions paid to Citigroup Global Markets Inc. for the period 6/1/09 to 12/31/09	Percentage of aggregate brokerage commissions for the period 6/1/09 to 12/31/09	Percentage of aggregate dollar amount of executed trades on which brokerage commissions were paid for the period 6/1/09 to 12/31/09
The European Equity Portfolio	$372	0.79%	0.49%
The Capital Opportunities Portfolio	0	0%	0%
The S&P 500 Index Portfolio	0	0%	0%
The Aggressive Equity Portfolio	0	0%	0%
The Strategist Portfolio	5,140	1.85%	0.70%
Total	$8,924

For the fiscal year ended December 31, 2008, the Global Dividend Growth Portfolio paid brokerage commissions to Morgan Stanley & Co, Japan of $451.

C. Brokerage Selection

The policy of the Fund regarding purchases and sales of securities for the Portfolios is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. The Investment Adviser (and, if applicable, the Sub-Adviser(s)) are prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of investment companies for which it acts as investment adviser (and, if applicable, Sub-Adviser(s)). Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Adviser (or, if applicable, the Sub-Adviser(s)) from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Adviser (or, if applicable, the Sub-Adviser(s)) rely upon their experience and knowledge regarding commissions generally charged by various brokers and on their judgment in evaluating the brokerage and research services received from the broker effecting the transaction. The Adviser and/or Sub-Adviser(s) are unable to ascertain the exact dollar value of these services due to the subjective and imprecise nature of their determinations. The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

In seeking to implement each Portfolio's policies, the Investment Adviser and/or Sub-Adviser(s) effects transactions with those broker-dealers that the Investment Adviser and/or Sub-Adviser(s) believe provide prompt execution of orders in an effective manner at the most favorable prices. The Investment Adviser and/or Sub-Adviser(s) may place portfolio transactions with those broker-dealers that also furnish research and other services to the Fund or the Investment Adviser and/or Sub-Adviser(s). Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Where a particular item (such as proxy services) has both research and non-research related uses, the Investment Adviser and/or Sub-Adviser(s) will make a reasonable allocation of the cost of the item between research and non-research uses and may pay for the portion of the cost allocated to research uses with commissions. In certain instances, the Investment Adviser and/or Sub-Adviser(s) may instruct certain brokers to pay for research provided by executing brokers or third-party research providers, which are selected independently by the Investment Adviser and/or Sub-Adviser(s). The information and services received by the Investment Adviser and/or Sub-Adviser(s) from broker-dealers may be utilized by them and any of their asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit a Portfolio directly. To the extent that the Investment Adviser and/or Sub-Adviser(s) receive these services from brokers and dealers, they will not have to pay for these services themselves.

The Investment Adviser, the Sub-Adviser(s) and certain of their affiliates currently serve as investment advisers to a number of clients, including other investment companies, and may in the future act as investment advisers to others. It is the practice of the Investment Adviser, the Sub-Adviser(s) (if applicable) and their affiliates to cause purchase and sale transactions (including transactions in certain initial and secondary public offerings) to be allocated among the Portfolios and clients whose assets they manage in such manner as they deem equitable. In making such allocations among the Portfolios and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the Portfolios and other client accounts. The Investment Adviser, the Sub-Adviser(s) and their affiliates may operate one or more order placement facilities, and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D. Directed Brokerage

During the fiscal year ended December 31, 2009, the Portfolios did not pay any brokerage commissions to brokers because of research services provided.

E. Regular Broker-Dealers

During the fiscal year ended December 31, 2009, the Portfolios purchased securities issued by the following issuers, which were among the ten brokers or ten dealers that executed transactions for or with the Fund or the Portfolio in the largest dollar amounts during the period:

Name of Portfolio:	Issuer
The Money Market Portfolio	Bank of America Securities LLC Barclays Capital, Inc. BNP Paribas Securities Services Calyon HSBC Holding PLC Morgan (J.P.) Securities Inc. Rabobank Societe Generale
The Limited Duration Portfolio	Bank of America Securities LLC Barclays Capital, Inc. Citigroup Global Markets Inc. Credit Suisse Securities USA Goldman Sachs & Co. Morgan (J.P.) Securities Inc. Royal Bank of Scotland
The Income Plus Portfolio	Bank of America Securities LLC Barclays Capital, Inc. Credit Suisse Securities USA Deutsche Securities Inc. Goldman Sachs & Co. Morgan (J.P.) Securities Inc.
The High Yield Portfolio	Bank of America Securities LLC
The Global Infrastructure Portfolio	None
The Income Builder Portfolio	Citigroup Global Markets Inc. Morgan (J.P.) Securities Inc.
The Dividend Growth Portfolio	None
The Global Dividend Growth Portfolio	Goldman Sachs & Co. Morgan (J.P.) Securities Inc.
The European Equity Portfolio	HSBC Holdings PLC Societe Generale UBS Financial Services Inc.

Name of Portfolio:	Issuer
The Capital Opportunities Portfolio	None
The S&P 500 Index Portfolio	Goldman Sachs & Co.
The Aggressive Equity Portfolio	None
The Strategist Portfolio	Credit Suisse Securities USA Goldman Sachs & Co. Morgan (J.P.) Securities Inc.

At December 31, 2009, the Portfolios held securities issued by such brokers or dealers with the following market values:

Name of Portfolio:	Issuer	Market Value at 12/31/09
The Money Market Portfolio	Bank of America Securities LLC	$8,000,000
	Barclays Capital, Inc.	8,000,000
	Calyon	8,000,000
	Morgan (J.P.) Securities Inc.	4,999,975
	Rabobank	4,997,100
	Societe Generale	6,998,931
The Limited Duration Portfolio	Bank of America Securities LLC	$1,925,737
	Barclays Capital, Inc.	314,867
	Citigroup Global Markets Inc.	2,600,426
	Credit Suisse Securities USA	585,097
	Goldman Sachs & Co.	1,502,890
	Morgan (J.P.) Securities Inc.	2,110,847
	Royal Bank of Scotland	2,648,820
The Income Plus Portfolio	Bank of America Securities LLC	$3,968,366
	Barclays Capital, Inc.	2,226,030
	Credit Suisse Securities USA	3,951,778
	Goldman Sachs & Co.	6,835,542
	Morgan (J.P.) Securities Inc.	5,631,587
The High Yield Portfolio	Bank of America Securities LLC	$183,186
The Income Builder Portfolio	Citigroup Global Markets Inc.	$153,915
	Morgan (J.P.) Securities Inc.	1,104,713
The Global Dividend Growth Portfolio	Goldman Sachs & Co.	$803,341
	Morgan (J.P.) Securities Inc.	1,690,218
The European Equity Portfolio	HSBC Holdings PLC	$3,329,389
	Societe Generale	1,514,621
	UBS Financial Services Inc.	1,443,571
The S&P 500 Index Portfolio	Goldman Sachs & Co.	$1,119,916
The Strategist Portfolio	Credit Suisse Securities USA	$306,084
	Goldman Sachs & Co.	1,538,045
	Morgan (J.P.) Securities Inc.	1,686,610

VII. CAPITAL STOCK AND OTHER SECURITIES

The shareholders of each Portfolio are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. The Fund's shares of beneficial interest are divided currently into thirteen Portfolios. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne by such Class (if any) or any other matter in which the interests of one Class differ from the interests of any other Class.

The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional Portfolios (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any Portfolio. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus for each Portfolio.

The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

Shareholders have the right to vote on the election of Trustees of the Fund and on any and all matters on which by law or the provisions of the Fund's By-Laws they may be entitled to vote. To the extent required by law, insurance companies, which are the only shareholders of the Fund, will vote the shares of the Fund held in each Account established to fund the benefits under either a flexible premium deferred variable annuity Contract or a flexible premium variable life insurance Contract in accordance with instructions from the owners of such Contracts. Shares of each Portfolio will be voted by the insurance company investing in such Portfolio based on instructions received from the contract holders having a voting interest in the underlying account. Shares for which timely instructions are not received generally will be voted by the insurance company in the same proportion as shares for which instructions have been timely received. Therefore, as a result of this proportional voting, the vote of a small number of contract holders could determine the outcome of a proposal subject to a shareholder vote.

The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

Shareholders of all Portfolios vote for a single set of Trustees. On any matters affecting only one Portfolio, only the shareholders of that Portfolio are entitled to vote. On matters relating to all the Portfolios, but affecting the Portfolios differently, separate votes by each Portfolio are required. Approval of an Investment Advisory Agreement and a change in fundamental policy would be regarded as matters requiring separate voting by each Portfolio.

With respect to the submission to shareholder vote of a matter requiring separate voting by each Portfolio, the matter shall have been effectively acted upon with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other Portfolio; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES

A. Purchase/Redemption of Shares

Information concerning how Portfolio shares are offered (and how they are redeemed) is provided in each of the Fund's Class X and Class Y Prospectuses.

B. Offering Price

The price of each Portfolio share, called "net asset value," is based on the value of the Portfolio's securities. Net asset value per share of each of Class X and Class Y shares is calculated by dividing the value of the portion of each Portfolio's securities and other assets attributable to each Class, respectively, less the liabilities attributable to each Class, respectively, by the number of shares of the Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

The Money Market Portfolio, however, utilizes the amortized cost method in valuing its portfolio securities for purposes of determining the net asset value of its shares. The Money Market Portfolio utilizes this method in valuing its portfolio securities even though the portfolio securities may increase or decrease in market value, generally in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost at the time of purchase adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Portfolio would receive if it sold the investment. During such periods, the yield to investors in the Money Market Portfolio may differ somewhat from that obtained in a similar company which uses mark-to-market values for all of its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Money Market Portfolio would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company and existing investors would receive less (more) investment income. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share of $1.00.

The use of the amortized cost method to value the portfolio securities of the Money Market Portfolio and the maintenance of the per share net asset value of $1.00 is permitted pursuant to Rule 2a-7 of the Investment Company Act (the "Rule") and is conditioned on its compliance with various conditions contained in the Rule including: (a) the Trustees are obligated, as a particular responsibility within the overall duty of care owed to the Portfolio's shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Portfolio's investment objectives, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share; (b) the procedures include (i) calculation, at such intervals as the Trustees determine are appropriate and as are reasonable in light of current market conditions, of the deviation, if any, between net asset value per share using amortized cost to value portfolio securities and net asset value per share based upon available market quotations with respect to such portfolio securities; (ii) periodic review by the Trustees of the amount of deviation as well as methods used to calculate it; and (iii) maintenance of written records of the procedures, and the Trustees' considerations made pursuant to them and any actions taken upon such consideration; (c) the Trustees should consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two methods of valuation; and (d) the Trustees should take such action as they deem appropriate (such as shortening the average portfolio maturity, realizing gains or losses, withholding dividends or, as provided by the Declaration of Trust, reducing the number of outstanding shares of the Money Market Portfolio) to eliminate or reduce to the extent reasonably practicable material dilution or other unfair results to investors or existing shareholders which might arise from differences between the two methods of valuation. Any reduction of outstanding shares will be effected by having each shareholder proportionately contribute to the Money Market Portfolio's capital the necessary shares that represent the amount of excess upon such determination. Each Contract Owner will be deemed to have agreed to such contribution in these circumstances by allocating investment under his or her Contract to the Money Market Portfolio.

Generally, for purposes of the procedures adopted under the Rule, the maturity of a portfolio security is deemed to be the period remaining (calculated from the trade date or such other date on which the Money Market Portfolio's interest in the instrument is subject to market action) until the date on which in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

A variable rate security that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. A floating rate security that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

An "NRSRO" is a nationally recognized statistical rating organization. The term "Requisite NRSROs" means (i) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer, or (ii) if only one NRSRO has issued a rating with respect to such security or issuer at the time a fund purchases or rolls over the security, that NRSRO.

An Eligible Security is generally defined in the Rule to mean (i) a security with a remaining maturity of 397 calendar days or less that has received a short-term rating (or that has been issued by an issuer that has received a short-term rating with respect to a class of debt obligations, or any debt obligation within that class, that is comparable in priority and security with the security) by the Requisite NRSROs in one of the two highest short-term rating categories (within which there may be sub-categories or gradations indicating relative standing); or (ii) a security: (a) that at the time of issuance had a remaining maturity of more than 397 calendar days but that has a remaining maturity of 397 calendar days or less; and (b) whose issuer has received from the Requisite NRSROs a rating with respect to a class of debt obligations (or any debt obligations within that class) that is now comparable in priority and security with the security, in one of the two highest short-term rating categories (within which there may be subcategories or gradations indicating relative standing); or (iii) an unrated security that is of comparable quality to a security meeting the requirements of (i) or (ii) above, as determined by the Trustees. The Money Market Portfolio will limit its investments to securities that meet the requirements for Eligible Securities.

As permitted by the Rule, the Board has delegated to the Fund's Investment Adviser, subject to the Board's oversight pursuant to guidelines and procedures adopted by the Board, the authority to determine which securities present minimal credit risks and which unrated securities are comparable in quality to rated securities.

Also, as required by the Rule, the Money Market Portfolio will limit its investments in securities, other than Government securities, so that, at the time of purchase: (a) except as further limited in (b) below with regard to certain securities, no more than 5% of its total assets will be invested in the securities of any one issuer; and (b) with respect to Eligible Securities that have received a rating in less than the highest category by any one of the NRSROs whose ratings are used to qualify the security as an Eligible Security, or that have been determined to be of comparable quality: (i) no more than 5% in the aggregate of the Portfolio's total assets in all such securities; and (ii) no more than the greater of 1% of total assets, or $1 million, in the securities on any one issuer.

The presence of a line of credit or other credit facility offered by a bank or other financial institution, which guarantees the payment obligation of the issuer, in the event of a default in the payment of principal or interest of an obligation, may be taken into account in determining whether an investment is an Eligible Security, provided that the guarantee itself is an Eligible Security.

The Rule further requires that the Money Market Portfolio limit its investments to U.S. dollar-denominated instruments which the Trustees determine present minimal credit risks and which are Eligible Securities. The Rule also requires the Portfolio to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than 397 days. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Portfolio will invest its available cash in such a manner as to reduce such maturity to 90 days or less a soon as is reasonably practicable.

If the Trustees determine that it is no longer in the best interests of the Money Market Portfolio and its shareholders to maintain a stable price of $1.00 per share or if the Trustees believe that maintaining such price no longer reflects a market-based net asset value per share, the Board has the right to change from an amortized cost basis of valuation to valuation based on market quotations. The Fund will notify shareholders of the Portfolio of any such change.

In the calculation of a Portfolio's net asset value (other than the Money Market Portfolio): (1) an equity portfolio security listed or traded on the NYSE or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other portfolio securities for which OTC market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. For equity securities traded on foreign exchanges, the closing price or the latest bid price may be used if there were no sales on a particular day. When market quotations are not readily available, including circumstances under which it is determined by the Investment Adviser (or if applicable, the Sub-Adviser(s)) that the sale price, the bid price or the mean between the last reported bid and asked price are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE.

Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such price does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other short-term debt securities will be valued on a mark-to-market basis until such time as they reach a remaining maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' market value, in which case the securities will be valued at their fair value as determined by the Trustees.

Certain of the Portfolios' securities (other than securities of the Money Market Portfolio) may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest price published by the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of a Portfolio's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of a Portfolio's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE PORTFOLIOS AND SHAREHOLDERS

The following is only a summary of certain federal income and excise tax considerations generally affecting the Portfolios and their shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussion here is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

The following general discussion of certain federal income and excise tax consequences is based on the Code, and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Portfolio within the Fund is generally treated as a separate corporation for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Portfolio separately, rather than to the Fund as a whole.

Federal Income Tax Treatment of Dividends and Distributions

Shares of the Portfolios will be purchased by life insurance companies for their separate accounts under variable annuity contracts and variable life insurance policies and by other entities under qualified pension and retirement plans. Under the provisions of the Code currently in effect, net income and net realized capital gains of Portfolios of the Fund are not currently taxable when left to accumulate within a variable annuity contract or variable life insurance policy or under a qualified pension or retirement plan.

Section 817(h) of the Code provides that the investments of a separate account underlying a variable insurance contract (or the investments of a mutual fund, the shares of which are owned by the variable separate account) must be "adequately diversified" in order for the contract to be treated as an annuity or as life insurance for federal income tax purposes. The Treasury Department has issued regulations explaining these diversification requirements. Each Portfolio intends to continue to comply with such requirements.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of the company's variable annuity contracts or variable life insurance policies, refer to the life insurance company's variable annuity contract or variable life insurance policy prospectus.

Qualification as a Regulated Investment Company

The Fund intends that each of its Portfolios qualify and elect to be treated for each taxable year as a regulated investment company ("RIC") under Subchapter M of the Code. Qualification as a regulated investment company requires, among other things, that (a) at least 90% of the Fund's annual gross income be derived from interest, dividends, payments with respect to certain securities loans, gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the value of the Fund's assets is represented by cash, U.S. government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), in two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or business or related trades or businesses. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% gross income requirement described above. Net income derived from an interest in a "qualified publicly traded partnership," as defined in the Code, will be treated as qualifying income for purposes of the 90% gross income requirement. For the purposes of the diversification requirements in clause (ii) above, the outstanding voting securities of any issuer includes the equity securities of a qualified publicly traded partnership. In addition, no more than 25% of the value of a regulated investment company's total assets may be invested in the securities of one or more qualified publicly traded partnerships.

For purposes of the 90% of gross income requirement described above, the Code expressly provides the U.S. Treasury with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to a Portfolio's business of investing in stock or securities. While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive application) that would treat some or all of a Portfolio's foreign currency gains as non-qualifying income. For purposes of the diversification requirement described above, a Portfolio will not be treated as in violation of such requirement as a result of a discrepancy between the value of its various investments and the diversification percentages described above, unless such discrepancy exists immediately following the acquisition of any security or other property and is wholly or partly the result of such acquisition. Moreover, even in the event of noncompliance with the diversification requirement as of the end of any given quarter, a Portfolio is permitted to cure the violation by eliminating the discrepancy causing such noncompliance within a period of 30 days from the close of the relevant quarter.

In addition to the requirements described above, in order to qualify as a RIC, each Portfolio must distribute at least 90% of each Portfolio's net investment company taxable income (that generally includes dividends, taxable interest, currency gains, and the excess of net short-term capital gains over net long-term capital losses less operating expenses) and at least 90% of its net tax-exempt interest income, if any, to shareholders (the "Distribution Requirement"). If a Portfolio meets all of the RIC requirements, it will not be subject to federal income tax on any of its net investment income or net realized capital gains that it distributes to shareholders.

Although each Portfolio intends to distribute all or substantially all of its net investment income and may distribute its net realized capital gains for any taxable year, a Portfolio will be subject to federal income taxation to the extent any such income or gains are not distributed.

Some of the Portfolios may make investments that cause the Portfolios to recognize income or gain prior to receiving cash with respect to such investments. For example, in the event that the Portfolios invest in securities (such as STRIPS) that bear "original issue discount" or "acquisition discount" (collectively, "OID Securities"), they will be deemed to have received interest income even though no cash payments have been received. Accordingly, such investments may not produce sufficient current cash receipts to match the amount of net investment income a Portfolio must distribute to satisfy the Distribution Requirement. In some cases, a Portfolio may have to borrow money or dispose of other investments in order to make sufficient cash distributions to satisfy the Distribution Requirement.

If a Portfolio fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders.

Positions held by a Portfolio in certain regulated futures contracts and foreign currency contracts ("Section 1256 Contracts") will generally be marked-to-market (i.e., treated as though sold for fair market value) on the last business day of the Portfolio's taxable year and all gain or loss associated with such transactions (except certain currency gains covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of the Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gain into short-term capital gain or short-term capital losses into long-term capital losses within a Portfolio. The acceleration of income on Section 1256 Contracts may require a Portfolio to accrue taxable income without a corresponding receipt of cash. In order to generate enough cash to satisfy the Distribution Requirement, a Portfolio may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources. Any or all of these rules may, therefore, affect the amount, character or timing of income earned and, in turn, affect the application of the Distribution Requirement to a particular Portfolio.

Short sales engaged in by a Portfolio may reduce the holding period of property held by a Portfolio which is substantially identical to the property sold short. This rule may have the effect of converting capital gains recognized by the Portfolio from long-term to short-term as well as converting capital losses recognized by the Portfolio from short-term to long-term.

Federal Excise Tax

No Portfolio will be subject to the 4% excise tax normally imposed on RICs that do not distribute substantially all of their income and gains each calendar year, because that tax does not apply to a RIC whose only shareholders are segregated asset accounts of life insurance companies held in connection with variable annuity accounts and/or variable life insurance policies and certain trusts under qualified pension and retirement plans.

Certain Tax Information Reporting Considerations

Because of the nature of the rules governing how REITs report their income and the timing of REITs' issuing year-end tax information, a Portfolio that invests in REITs may need to estimate the character of distributions paid to its shareholders from REIT distributions. In addition, after the calendar year-end, REITs may recharacterize the nature of the distributions paid during that year, with the result that distributions previously identified as ordinary income are recharacterized as return of capital and/or capital gain. As a result, the composition of a Portfolio's distributions as reported initially may differ from the final composition determined after calendar year-end and reported to a Portfolio's shareholders on their year-end tax information statements.

Foreign Income Taxes

Each Portfolio that invests in foreign securities may be subject to foreign withholding taxes with respect to its dividend and interest income from foreign countries, thus reducing the net amount available for distribution to a Portfolio's shareholders. The United States has entered into tax treaties with many foreign countries that may entitle a Portfolio to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance because the amount of a Portfolio's assets to be invested within various countries is not known.

State and Local Tax Considerations

Rules of U.S. state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other U.S. state and local tax rules regarding an investment in a Portfolio.

X. UNDERWRITERS

The Portfolios' shares are offered on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI. PERFORMANCE DATA

The current yield of the Money Market Portfolio for the seven days ended December 31, 2009 was 0.01% for Class X shares and 0.01% for Class Y shares. The seven day effective yield on December 31, 2009 was 0.01% for Class X shares and 0.01% for Class Y shares, assuming daily compounding.

For the 30-day period ended December 31, 2009, the yield of the Limited Duration Portfolio was 1.57% for Class X shares and 1.32% for Class Y shares; the yield of the Income Plus Portfolio was 5.07% for Class X shares and 4.82% for Class Y shares; the yield of the High Yield Portfolio was 4.87% for Class X shares and 4.61% for Class Y shares; and the yield of the Strategist Portfolio was 1.65% for Class X shares and 1.40% for Class Y shares.

Class X Shares Name of Portfolio:	Date of Inception	Total Return for Fiscal Year Ended December 31, 2009	Average Annual Total Return for Five Years Ended December 31, 2009	Average Annual Total Return for Ten Years Ended December 31, 2009	Average Annual Total Return for Period from Commencement of Operations through December 31, 2009
The Money Market Portfolio	03/09/84	0.03%	2.95%	2.74%	4.69%
The Limited Duration Portfolio	05/04/99	5.76%	–0.32%	1.83%	1.87%
The Income Plus Portfolio	03/01/87	22.57%	5.26%	6.59%	7.27%
The High Yield Portfolio	03/09/84	44.56%	5.27%	–2.75%	3.92%
The Global Infrastructure Portfolio	03/01/90	19.26%	5.72%	0.99%	7.36%
The Income Builder Portfolio	01/21/97	25.16%	3.07%	3.97%	5.49%
The Dividend Growth Portfolio	03/01/90	24.30%	–0.66%	0.94%	6.77%
The Global Dividend Growth Portfolio	02/23/94	16.44%	–0.93%	1.48%	5.70%
The European Equity Portfolio	03/01/91	27.73%	3.67%	0.69%	9.19%
The Capital Opportunities Portfolio	03/09/84	71.32%	5.72%	–0.94%	10.84%
The S&P 500 Index Portfolio	05/18/98	26.34%	0.23%	–1.25%	1.51%
The Aggressive Equity Portfolio	05/04/99	69.46%	6.61%	0.63%	4.23%
The Strategist Portfolio	03/01/87	19.74%	4.26%	3.51%	8.22%

Class Y Shares

Name of Portfolio:	Date of Inception or First Offering of Shares of the Class	Total Return for Fiscal Year Ended December 31, 2009	Average Annual Total Return for Five Years Ended December 31, 2009	Average Annual Total Return for Period from First Offering of Class Y Shares through December 31, 2009
The Money Market Portfolio	06/05/00	0.01%	2.74%	2.38%
The Limited Duration Portfolio	06/05/00	5.56%	–0.58%	1.47%
The Income Plus Portfolio	06/05/00	22.29%	5.00%	6.37%
The High Yield Portfolio	06/05/00	44.27%	5.05%	–2.76%
The Global Infrastructure Portfolio	06/05/00	18.83%	5.44%	0.68%
The Income Builder Portfolio	06/05/00	24.90%	2.82%	4.01%
The Dividend Growth Portfolio	06/05/00	23.94%	–0.91%	0.98%
The Global Dividend Growth Portfolio	06/05/00	16.11%	–1.17%	1.59%
The European Equity Portfolio	06/05/00	27.41%	3.40%	0.22%
The Capital Opportunities Portfolio	06/05/00	70.85%	5.45%	–0.27%
The S&P 500 Index Portfolio	06/05/00	26.06%	–0.02%	–1.58%
The Aggressive Equity Portfolio	06/05/00	69.06%	6.34%	0.34%
The Strategist Portfolio	06/05/00	19.44%	4.00%	3.25%

Class X Shares

Name of Portfolio:	Date of Inception	Total Return for Fiscal Year Ended December 31, 2009	Total Return for Five Years Ended December 31, 2009	Total Return for Ten Years Ended December 31, 2009	Total Return for Period from Commencement of Operations through December 31, 2009
The Money Market Portfolio	03/09/84	0.03%	15.63%	31.09%	226.30%
The Limited Duration Portfolio	05/04/99	5.76%	–1.59%	19.94%	21.80%
The Income Plus Portfolio	03/01/87	22.57%	29.22%	89.37%	397.04%
The High Yield Portfolio	03/09/84	44.56%	29.28%	–24.37%	169.73%
The Global Infrastructure Portfolio	03/01/90	19.26%	32.06%	10.34%	308.83%
The Income Builder Portfolio	01/21/97	25.16%	16.31%	47.61%	99.62%
The Dividend Growth Portfolio	03/01/90	24.30%	–3.25%	9.82%	266.54%
The Global Dividend Growth Portfolio	02/23/94	16.44%	–4.56%	15.86%	140.97%
The European Equity Portfolio	03/01/91	27.73%	19.73%	7.11%	423.88%
The Capital Opportunities Portfolio	03/09/84	71.32%	32.04%	–8.99%	1,323.87%
The S&P 500 Index Portfolio	05/18/98	26.34%	1.17%	–11.81%	18.97%
The Aggressive Equity Portfolio	05/04/99	69.46%	37.74%	6.48%	55.54%
The Strategist Portfolio	03/01/87	19.74%	23.19%	41.22%	507.69%

Class Y Shares

Name of Portfolio:	Date of Inception or First Offering of Shares of the Class	Total Return for Fiscal Year Ended December 31, 2009	Total Return for Five Years Ended December 31, 2009	Total Return for Period from First Offering of Class Y Shares through December 31, 2009
The Money Market Portfolio	06/05/00	0.01%	14.46%	25.29%
The Limited Duration Portfolio	06/05/00	5.56%	–2.85%	15.03%
The Income Plus Portfolio	06/05/00	22.29%	27.60%	80.63%
The High Yield Portfolio	06/05/00	44.27%	27.91%	–23.50%
The Global Infrastructure Portfolio	06/05/00	18.83%	30.30%	6.72%
The Income Builder Portfolio	06/05/00	24.90%	14.92%	45.64%
The Dividend Growth Portfolio	06/05/00	23.94%	–4.46%	9.75%
The Global Dividend Growth Portfolio	06/05/00	16.11%	–5.71%	16.29%
The European Equity Portfolio	06/05/00	27.41%	18.21%	2.08%
The Capital Opportunities Portfolio	06/05/00	70.85%	30.42%	–2.54%
The S&P 500 Index Portfolio	06/05/00	26.06%	–0.08%	–14.18%
The Aggressive Equity Portfolio	06/05/00	69.06%	35.98%	3.33%
The Strategist Portfolio	06/05/00	19.44%	21.66%	35.80%

XII. FINANCIAL STATEMENTS

The Fund's audited financial statements for the fiscal year ended December 31, 2009, including notes thereto, and the report of Deloitte & Touche LLP, are herein incorporated by reference from the Fund's Annual Report to Shareholders. A copy of the Fund's Annual Report to Shareholders must accompany the delivery of this SAI.

XIII. FUND COUNSEL

Dechert LLP, located at 1095 Avenue of the Americas, New York, NY 10036, acts as the Fund's legal counsel.

*****

This SAI and each of the Class X and Class Y Prospectuses do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

Appendix A

MORGAN STANLEY INVESTMENT MANAGEMENT
PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates" or as "we" below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds—collectively referred to herein as the "MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.

Proxy Research Services — RiskMetrics Group ISS Governance Services ("ISS") and Glass Lewis (together with other proxy research providers as we may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping services.

Voting Proxies for Certain Non-U.S. Companies — Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients' non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II. GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.

We may abstain on matters for which disclosure is inadequate.

A. Routine Matters.

We generally support routine management proposals. The following are examples of routine management proposals:

•  Approval of financial statements and auditor reports if delivered with an unqualified auditor's opinion.

•  General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

•  Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to "the transaction of such other business which may come before the meeting," and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. Board of Directors.

1.  Election of directors: Votes on board nominees can involve balancing a variety of considerations. In balancing various factors in uncontested elections, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board's nominees for director except as follows:

a.  We consider withholding support from or voting against interested directors if the company's board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent, although lack of board turnover and fresh perspective can be a negative factor in voting on directors.

  i.  At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence,

although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent.

  ii.  We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

b.  Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company's compensation, nominating or audit committee.

c.  We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems, and/or acting with insufficient independence between the board and management.

d.  We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a "bright line" test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

e.  In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also may not support the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

f.  We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

g.  We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee's board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

h.  We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than six public company boards (excluding investment companies).

2.  Discharge of directors' duties: In markets where an annual discharge of directors' responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3.  Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4.  Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to social, religious or ethnic group.

5.  Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

6.  Proxy access: We consider on a case-by-case basis shareholder proposals to provide procedures for inclusion of shareholder nominees in company proxy statements.

7.  Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to "declassify" the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis based in part on overall takeover defenses at a company.

8.  Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

9.  Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

10.  Director retirement age and term limits: Proposals recommending set director retirement ages or director term limits are voted on a case-by-case basis.

11.  Proposals to limit directors' liability and/or broaden indemnification of officers and directors. Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, gross negligence or reckless disregard of their duties.

C. Statutory Auditor Boards.

The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company's articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D. Corporate Transactions and Proxy Fights.

We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.

E. Changes in Capital Structure.

1.  We generally support the following:

•  Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•  Management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

•  Management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•  Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•  Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•  Management proposals to effect stock splits.

•  Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•  Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

2.  We generally oppose the following (notwithstanding management support):

•  Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•  Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

•  Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•  Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F. Takeover Defenses and Shareholder Rights.

1.  Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.  Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.  Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

4.  Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

5.  Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

6.  Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are "bundled" and presented for a single vote.

G. Auditors.

We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H. Executive and Director Remuneration.

1.  We generally support the following:

•  Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage ("run rate") of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•  Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director's decision to resign from a board (such forfeiture can undercut director independence).

•  Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

•  Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.  We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

3.  Shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

4.  Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company's current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5.  We consider shareholder proposals for U.K.-style advisory votes on pay on a case-by-case basis.

6.  We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.

7.  We generally support shareholder proposals for reasonable "claw-back" provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

8.  Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company's reasons and justifications for a re-pricing, the company's competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

I. Social, Political and Environmental Issues.

We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine likely financial impacts on shareholder value, balancing concerns on reputational and other risks that may be raised in a proposal against costs of implementation. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. While we support proposals that we believe will enhance useful disclosure, we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.

J. Fund of Funds.

Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III. ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the "Committee") has overall responsibility for the Policy. The Committee, which is appointed by MSIM's Chief Investment Officer of Global Equities ("CIO") or senior officer, consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director of the Corporate Governance Team ("CGT"). Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

CGT and members of the Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A. Committee Procedures

The Committee meets at least annually to review and consider changes to the Policy. The Committee will appoint a subcommittee (the "Subcommittee") to meet as needed between Committee meetings to address any outstanding issues relating to the Policy or its implementation.

The Subcommittee will meet on an ad hoc basis to (among other functions): (1) monitor and ratify "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters as requested by CGT.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes. The Committee or the Subcommittee are provided with reports on at least a monthly basis detailing specific key votes cast by CGT.

B. Material Conflicts of Interest

In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee").

A potential material conflict of interest could exist in the following situations, among others:

1.  The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

2.  The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.  Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1.  If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.  If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM's Client Proxy Standard.

3.  If the Research Providers' recommendations differ, the CGT Director will refer the matter to the Subcommittee or a Special Committee to vote on the proposal, as appropriate.

The Special Committee shall be comprised of the CGT Director, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM's relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the CGT Director. The CGT Director may request non-voting participation by MSIM's General Counsel or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C. Proxy Voting Reporting

The CGT will document in writing all Committee, Subcommittee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years. To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

MSIM's Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund's holdings.

[Appendix A and Appendix B of the Proxy Voting Policy intentionally omitted]
Revised February 25, 2009

APPENDIX B

Ratings of Investments

Moody's Investors Service Inc. ("Moody's")

Long-Term Obligations Rating

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa  Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa  Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A  Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa  Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba  Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B  Obligations rated B are considered speculative and are subject to high credit risk.

Caa  Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca  Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C  Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1  Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2  Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3  Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP  Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Standard & Poor's Rating Group, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's")

Issue Credit Rating Definitions

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor. Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•  Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•  Nature of and provisions of the obligation;

•  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA  An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA  An obligation rated "AA" differs from the highest-rate issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A  An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB  An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB  An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet its financial commitment on the obligation.

B  An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC  An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC  An obligation rated "CC" is currently highly vulnerable to nonpayment.

C  A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D  An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (–): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r  This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.  This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1  A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2  A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3  A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B  A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C  A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D  A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch Ratings ("Fitch")

International Long-Term Credit Ratings

International Long-Term Credit Ratings are more commonly referred to as simply "Long-Term Ratings". The following scale applies to foreign currency and local currency ratings.

International credit ratings assess the capacity to meet foreign or local currency commitments. Both foreign and local currency ratings are internationally comparable assessments. The local currency rating measures the probability of payment only within the sovereign state's currency and jurisdiction.

Investment Grade

AAA  Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA   Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A  High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB   Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB  Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B   Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C   High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, D  Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

Notes:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

"NR" indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

"Withdrawn": A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as "evolving".

International Short-Term Credit Ratings

International Short-Term Credit Ratings are more commonly referred to as simply "Short-Term Ratings". The following scale applies to foreign currency and local currency ratings.

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

International credit ratings assess the capacity to meet foreign or local currency commitments. Both foreign and local currency ratings are internationally comparable assessments. The local currency rating measures the probability of payment only within the sovereign state's currency and jurisdiction.

F1   Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2   Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3   Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B   Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C   High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D   Default. Denotes actual or imminent payment default.

Notes:

"+" may be appended to an "F1" rating class to denote relative status within the category.

"NR" indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

"Withdrawn": A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.